UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08004
                                                     ---------------------------

                                 ABN AMRO FUNDS
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             161 North Clark Street
                                CHICAGO, IL 60601
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                         Kenneth C. Anderson, President
                                 ABN AMRO Funds
                             161 North Clark Street
                                CHICAGO, IL 60601
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (312) 884-2139
                                                          ---------------

                    Date of fiscal year end: OCTOBER 31, 2004
                                             ----------------

                   Date of reporting period: OCTOBER 31, 2004
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                                               OCTOBER 31, 2004

[GRAPHIC OMITTED] ABN AMRO ASSET MANAGEMENT LOGO

Annual Report 2004

ABN AMRO ASSET MANAGEMENT O MONTAG & CALDWELL
TAMRO CAPITAL PARTNERS  O  VEREDUS ASSET MANAGEMENT

ABN AMRO Funds

CLASS N, I, C & R SHARES
Domestic Equity/Large Cap
Domestic Equity/Mid Cap
Domestic Equity/Small Cap
Sector
Index
Balanced
International
Fixed Income
Money Market

ABN AMRO Funds

Fellow Shareholder,


Despite the continued conflict in Iraq, skyrocketing oil prices, lackluster job creation and a contentious presidential election, the U.S. economy proved strong enough to overcome these obstacles and reward patient investors for the second consecutive year. The strong performance of stocks last year injected some much needed optimism into investors and, for the most part, the market lived up to these heightened expectations.

In late 2003 and early 2004, momentum from the previous period's rally drove stocks to new heights as corporations posted strong earnings and economic indicators continued to improve. The rally was interrupted, however, when high oil prices gave rise to fears of inflation and the Federal Reserve Board (the "Fed") began to methodically raise interest rates.

Rising oil prices and uncertainty surrounding the presidential election continued to weigh heavily on the markets throughout the summer, eroding much of the gains from earlier in the period. October, the final month of the period, finally saw this trend reverse, and stocks resumed their upward momentum, ending the twelve-month period with positive returns.

Bonds, too, continued to exhibit strong performance, despite the Fed's three interest rate hikes over the period. Investors continued to seek out the relative safety of the fixed income sector as a shelter from the volatility of the stock market and uncertainty about the strength of the U.S. economic recovery.

Against this volatile backdrop, the rigorous discipline of our portfolio managers has been more important than ever. Our managers all follow strict investment processes, and do not allow short-term swings in the market to affect their investment choices. This style consistency allows investors in ABN AMRO Funds to establish asset allocations they can rely on for the long-term, with confidence that our managers will remain true to their style, whether that style is currently in favor or not.

As we move into 2005, significant risks remain for the markets. As I write this, oil prices remain high, conflict continues in Iraq and the U.S. dollar remains weak. But I also believe that significant opportunities exist as well, and I'm confident that our managers' discipline, experience and long-term perspective will prove more valuable than ever.

As always, thank you for investing with ABN AMRO Funds.

Sincerely,

/S/ KENNETH C. ANDERSON
Kenneth C. Anderson
President and Chief Executive Officer
ABN AMRO Funds

ABN AMRO FUNDS ARE DISTRIBUTED BY ABN AMRO DISTRIBUTION SERVICES (USA) INC., 760 MOORE ROAD, KING OF PRUSSIA, PA 19406.

            SHAREHOLDER SERVICES 800 992-8151 O WWW.ABNAMROFUNDS.COM

ABN AMRO

TABLE OF CONTENTS

Portfolio Manager Commentaries....................   2
Schedules of Investments..........................  21
Statement of Assets and Liabilities...............  64
Statement of Operations...........................  68
Statement of Changes in Net Assets................  72
Financial Highlights..............................  80
Notes to Financial Statements..................... 108
Report of Independent Registered
   Public Accounting Firm......................... 118
Additional Information............................ 119


EQUITY FUNDS
  Growth Fund
  Montag & Caldwell Growth Fund
  TAMRO Large Cap Value Fund
  Value Fund
  Veredus Select Growth Fund
  Mid Cap Fund
  TAMRO Small Cap Fund
  Veredus Aggressive Growth Fund

SECTOR FUNDS
  Real Estate Fund
  Veredus SciTech Fund

INDEX FUND
  Equity Plus Fund

BALANCED FUNDS
  Balanced Fund
  Montag & Caldwell Balanced Fund

INTERNATIONAL FUND
  Global Emerging Markets Fund

FIXED INCOME FUNDS
  Bond Fund
  Investment Grade Bond Fund
  High Yield Bond Fund
  Municipal Bond Fund

MONEY MARKET FUND
  Investor Money Market Fund



Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Certain expenses were subsidized. If these subsidies were not in effect, the returns would have been lower.

              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

         ABN AMRO is a registered service mark of ABN ARMO Holding N.V.
                              All rights Reserved.

ABN AMRO FUNDS
--------------
GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2004
--------------------------------------------------------------------------------
                              Bernard F. Myszkowski, CFA & Richard S. Drake, CFA

Q.  How did the Fund perform during the 12-month period ended October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, Growth Fund Class N, Class I, Class C (without load) and Class R posted total returns of 2.93%, 3.23%, 2.19% and 2.70%, respectively. By comparison, the Fund's peer group, the Lipper Large-Cap Core Funds Index, returned 6.92% and the Fund's benchmark, the Standard & Poor's 500 Index (the "S&P 500(R) Index"), returned 9.41%.

Q.  Can you describe the investment environment?

A. The past twelve months have been a difficult period for large-cap growth stocks. Election uncertainty, continued geopolitical concerns, rising oil prices and questions surrounding social security and Healthcare reforms all contributed to volatility in the market. Although news about the economy was generally good - and there were periods when growth stocks excelled - enough doubt about the strength of the economic recovery remained to cause smaller, more value-oriented stocks to outperform the high-quality large-cap growth stocks favored by the Fund.

Q.  What factors influenced the Fund's performance during the past year?

A. The fact that we held no Energy, Utility or traditional Telecommunication stocks was the primary reason we underperformed our benchmark and peer group. Investors turned to these sectors, among the best performing of the year, as defensive plays against the uncertainty and volatility in the markets. In addition, high oil prices significantly aided the Energy sector's performance.

    Wireless technology provider QUALCOMM (3.27% of net assets), which we added to the portfolio early in the period, was our best performing stock. The company holds the patents to the CDMA and WCDMA protocols for cellular networks and telephones, which have become the standard for Europe and are quickly expanding in the United States. QUALCOMM beat expectations throughout the period, and investors rewarded the company's stock. Coffee retailer Starbucks (3.56%) was another positive contributor to performance. The company continued to excel, posting significant same-store sales increases and expanding plans for new outlets.

    Performance was also helped by our decision to sell our holdings in Merck and Marsh & McLennan in May of 2004, months before their stocks experienced significant losses. With Merck, we were concerned about future growth opportunities, given the fact that one of Merck's primary drugs would be coming off patent protection with little in the pipeline to replace it. We sold Marsh & McLennan because we felt that the insurance industry was reaching the peak of its pricing cycle and we had heard about some regulatory investigations of the company.

    Our holdings in Schwab (0.94%) and Intel (3.30%) proved disappointing over the period. Asset growth and trading volume at Schwab didn't pick up as quickly as expected, while Intel was hurt by a lack of new product and stronger-than-expected competition from rival AMD.

Q.  What is your outlook?

A. For the next couple of years, we believe that profit growth and economic expansion will be positive, but measured. In this type of environment, it is our view that investors will seek out quality companies that can exhibit superior earnings growth over the long term. In addition, value stocks have outperformed growth stocks for the past five years, bringing valuations much closer together. Against this backdrop, we believe that prospects are excellent for our style of research-driven, disciplined investment management in high quality growth stocks.

[BEGIN SIDEBAR]
                              GROWTH FUND--CLASS N
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            ABN AMRO/Growth     S&P 500    Lipper Large-Cap    Lipper Large-Cap
        Fund - Class N Shares   Index     Growth Funds Index   Core Funds Index
Dec-93          10000           10000           10000             10000
Oct-94          10173           10360           10535             10392
Oct-95          13088           13096           13371             12640
Oct-96          16619           16250           16021             15287
Oct-97          20801           21466           20482             19637
Oct-98          26090           26185           24417             23197
Oct-99          33321           32902           33489             28628
Oct-00          39858           34902           36449             31388
Oct-01          29514           26215           21771             23440
Oct-02          26929           22256           17715             20105
Oct-03          30689           26884           20994             23494
Oct-04          31589           29413           21546             25120

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P 500 INDEX, LIPPER LARGE-CAP GROWTH FUNDS INDEX AND LIPPER LARGE-CAP CORE FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                        Average Annual
                   Total Returns - Class N
                   -----------------------
One Year                    2.93%
Five Year                  (1.06)%
Ten Year                   12.00%
   (12/13/93 Inception)


                        Average Annual
                   Total Returns - Class I
                   -----------------------
One Year                    3.23%
Five Year                    N/A
Since Inception            (3.35)%
   (07/31/00)

                        Average Annual
                   Total Returns - Class C
                   -----------------------
                 with load*      without load
                 ----------      ------------
One Year            1.19%            2.19%
Five Year            N/A              N/A
Since Inception     9.81%            9.81%
   (12/31/02)
* CLASS C SHARES ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC") OF UP TO 1.00% WHICH MAY BE IMPOSED ON CERTAIN REDEMPTIONS. THE CDSC APPLIES TO REDEMPTION OF CLASS C SHARES WITHIN 18 MONTHS OF PURCHASE.

                        Average Annual
                   Total Returns - Class R
                   -----------------------
Since Inception             2.70%
Five Year                    N/A
Since Inception            10.39%
   (12/31/02)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

[END SIDEBAR]

| 2

ABN AMRO FUNDS
--------------
MONTAG &CALDWELL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                        Ronald E. Canakaris, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, Montag & Caldwell Growth Fund, Class N, Class I and Class R returned 3.89%, 4.19% and 3.65%, respectively. By comparison, the Fund's peer group, the Lipper Large-Cap Growth Funds Index, returned 2.63%, while the Fund's benchmark, the S&P 500(R) Index, returned 9.41%.

Q.  How would you describe the investment environment?

A. The U.S. economy continued to improve over the past twelve months. In this environment, lower-quality cyclical companies tend to exhibit strong earnings momentum. Cyclicals are usually the first to experience demand in an improving economic environment. Investors bid up the prices of these smaller, more value-oriented stocks at the expense of the high-quality large-cap growth stocks owned by the Fund. While we began to see a rotation back to quality toward the end of the period, the shift was derailed by disappointing forecasts from two key consumer companies, Colgate-Palmolive (1.95%) and Coca-Cola (1.72%).

Q.  What factors influenced the Fund's performance?

A. Our portfolio predominantly focuses on the largest, highest quality companies in the S&P 500(R) Index. These stocks underperformed many of the smaller, more value-oriented stocks in the index, which explains our underperformance to our benchmark. That said, our stock and sector selections were the primary reasons we outperformed our peer group.

    Our underweighting in Technology, as well as our stock selection in the sector, proved beneficial to performance. The Technology sector continues to unwind from the late 90's bubble, and we believe the sector still suffers from excess capacity and slow growth. We also did very well with our holdings in Gillette (4.92%) over the period. The company's overseas sales, in particular, benefited from the global recovery and the weak U.S. dollar. Energy company Schlumberger (4.22%), hotelier Marriott International (1.53%) and entertainment giant Disney (1.14%) were also strong contributors.

    Our Healthcare holdings, including Eli Lilly (2.84%) and Pfizer (2.62%) proved disappointing as the sector came under pressure. Our holdings in Coca-Cola (1.72%) and Colgate-Palmolive (1.95%) also hurt performance when the companies lowered their forecasts toward the end of the period. For-profit educator Apollo Group (0.75%) also detracted, hurt by scandals affecting other companies in its industry.

Q.  What is your outlook?

A. As U.S. economic growth downshifts and corporate profit growth moderates, we expect continued downward pressure to earnings expectations, particularly for the cyclical companies that led the market this year. Combined with higher energy costs, increased interest rates and other pressures on consumer and business spending, we believe the market will remain in a trading range as the synchronized global recovery continues. Against this backdrop, we believe investors will begin to see the value in companies with a proven record of steady growth, and remain very optimistic about the prospects for the type of high-quality growth companies held by the Fund.

[BEGIN SIDEBAR]
                               MONTAG & CALDWELL
                              GROWTH FUND--CLASS N
                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             ABN AMRO/Montag
          & Caldwell Growth Fund                         Lipper Large-Cap Growth
           - Class N Shares       S&P 500 Index               Funds Index
Nov-94          10000                   10000                   10000
Oct-95          13187                   12641                   13177
Oct-96          17131                   15685                   15789
Oct-97          22925                   20720                   30184
Oct-98          27027                   25277                   24062
Oct-99          34958                   31761                   33001
Oct-00          34623                   33692                   35918
Oct-01          28608                   25306                   21454
Oct-02          24271                   21485                   17457
Oct-03          26452                   25952                   20688
Oct-04          27482                   28394                   21232

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P 500 INDEX AND LIPPER LARGE-CAP GROWTH FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                       Average Annual
                   Total Returns - Class N
                   -----------------------
One Year                   3.89%
Five Year                 (4.70)%
Since Inception           10.64%
   (11/02/94)


                       Average Annual
                   Total Returns - Class I
                   -----------------------
One Year                   4.19%
Five Year                 (4.43)%
Since Inception            7.32%
   (06/28/96)

                       Average Annual
                   Total Returns - Class R
                   -----------------------
One Year                   3.65%
Five Year                   N/A
Since Inception            8.11%
   (12/31/02)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

[END SIDEBAR]

                                                                             | 3

ABN AMRO FUNDS
--------------
TAMRO LARGE CAP VALUE FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                            Philip D. Tasho, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, TAMRO Large Cap Value Fund, Class N, returned 11.17%. By comparison, the Fund's peer group, the Lipper Large Cap Value Funds Index, returned 11.77% and its benchmark, the S&P(R)/Barra Value Index, returned 14.46%.

Q.  How would you describe the investment environment?

A. The equity market remained volatile over the past twelve months despite several positive trends underpinning the economic recovery. Even as corporate profits rose, global terrorism fears, uncertainty surrounding the presidential election, rising oil prices and concerns about job growth served to offset the economic good news in the minds of investors and created considerable - and understandable - confusion about the longevity and strength of the U.S. economic recovery.

    We have continued to follow our investment discipline, searching for attractively valued companies that fall into one of our three themes:
    Consolidation, Restructuring and New Products.

Q.  What factors affected your performance?

A. Energy and Financials have been the best performing sectors in our portfolio over the past twelve months. In the Energy sector, Anadarko Petroleum's (2.05%) ongoing restructuring continued to gain investor recognition, and the stock was further aided by surging oil prices. In the Financial sector, financial holding company Loews (1.93%), also in our restructuring theme, was a strong contributor to performance.

    Our overweight in Healthcare stocks proved to be the biggest detriment to performance, and was the primary reason for our underperformance of our benchmark and peer group. Particularly at the end of the period, shares of large pharmaceutical companies such as Eli Lilly (1.42%) and Bristol-Meyers Squibb (1.85%) suffered as questions arose about future profitability and drug safety. Our overweight in Consumer Discretionary stocks also hindered performance. In particular, our holdings in media stocks, including Comcast (1.99%), Time Warner (1.91%) and Viacom (2.04%), suffered from anemic ad spending and increased fears of competition from telecommunication companies.

    We used the market volatility over the course of the period to initiate positions in companies where valuations had become attractive. For example, we were able to capitalize on weakness in large retail companies like Home Depot (2.48%), Costco Wholesale (1.91%) and Kohl's (2.27%) in order to increase our positions, which ultimately benefited performance over the period.

Q.  What is your outlook?

A. We're very optimistic about the prospects for the economy going forward. We believe that moderating commodity prices and the Fed's cautious policy toward interest rate hikes will lead to lasting economic expansion. That said, it is our view that the best opportunities will be available on a company-by-company basis where valuation levels have not risen too far based on reasonable expectations for growth and profitability. Our thematic value approach of seeking companies that are consolidating their industry, restructuring, or introducing new products will continue to help us identify these situations.


[BEGIN SIDEBAR]
                           TAMRO LARGE CAP VALUE FUND
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           ABN AMRO/TAMRO             S&P/Barra         Lipper Large Cap
       Large Cap Value Fund          Value Index        Value Funds Index
Nov-00          10000                  10000                  10000
Apr-01          10570                  10495                  10139
Oct-01           9689                   8599                   8805
Apr-02          10232                   8935                   9280
Oct-02           8525                   7241                   7549
Apr-03           9028                   7629                   7880
Oct-03          10459                   9038                   9102
Apr-04          11486                   9759                   9831
Oct-04          11627                  10345                  10173

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R)/BARRA VALUE INDEX AND LIPPER LARGE CAP VALUE FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                     Average Annual
                     Total Returns
                   -----------------
One Year                11.17%
Five Year                 N/A
Since Inception          3.92%
   (11/30/00)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2005. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


[END SIDEBAR]

| 4

ABN AMRO FUNDS
--------------
VALUE FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                                    Team Managed

Q. How did the Fund perform during the twelve-month period ended October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, Value Fund, Class N, returned 15.88%. In comparison, the Fund's peer group, the Lipper Large-Cap Value Funds Index, returned 11.77%, while the Fund's benchmark, the Russell 1000 Value Index, returned 15.45%.

Q.  How would you describe the investment environment?

A. We believe that the stock market has been underplaying the economic good news over the past twelve months. While the economic recovery has been modest, corporate balance sheets look better than they have in years, profit growth has generally been in the double-digits and we're beginning to see companies start to reinvest in new plants and equipment. As expected, the recovery had the biggest initial effect on cyclical companies, but we're beginning to see the positive impacts broaden to include more industries.

    That said, significant risks remain to U.S. economic health. Skyrocketing oil prices, continued geopolitical uncertainty and slow job growth are all areas of concern, and have served to limit the market's response to positive news.

Q.  What factors impacted the Fund's performance?

A. Our stock selection in the Utilities and Communications sectors was the biggest reason for our outperformance of our peer group and benchmark. Power company TXU (0.65%) was the single biggest contributor to performance over the period. TXU's new CEO significantly restructured the company, reducing costs and paying down debt, and the market responded favorably. Telecommunications company Sprint (1.99%) was also a strong performer. The company benefited from significant growth in its wireless services area.

    While our stock selection in the Health- care sector has improved, our overweight in the sector proved to be a drag on performance. One significant positive factor was our relatively small holding in Merck (0.91%) when compared to our benchmark. Shares of the pharmaceutical giant plummeted when it announced that it would pull arthritis-drug Vioxx from the market, citing potential heart risks from long-term use of the drug.

    The most significant negative impact on our performance came from our overweight and stock selection in the leisure sector, particularly in stocks that are sensitive to ad spending. Shares of media companies Viacom (1.81%) and Tribune (1.18%) fell when the expected increase in advertising spending failed to materialize. Our stock selection in Financial Services also proved detrimental. We had no position in REITs, one of the top performing sectors, and our holdings in Fannie Mae (2.29%) were negatively impacted when the government demanded that the company increase its surplus capital and asked for changes in the firm's accounting practices.

Q.  What factors will shape the market's performance in the year to come?

A. We believe that our Fund is very well positioned. The current environment has been one of strong corporate profit growth and muted stock market returns. As profit growth slows and interest rates continue to rise, we expect investors to gravitate toward the types of high-quality companies favored by the Fund.

[BEGIN SIDEBAR]
                                   VALUE FUND
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         ABN AMRO Value Fund       Lipper Large-Cap Value    Russell 1000
         - Class N  Shares            Funds Index             Value Index
1/4/93*         10000                   10000                   10000
Dec-93          10666                   11327                   11807
Dec-94          10666                   11347                   11573
Dec-95          14082                   15119                   16013
Dec-96          16959                   18305                   19478
Dec-97          22131                   23516                   26330
Dec-98          23340                   27806                   30446
Dec-99          25941                   30803                   32683
Dec-00          25765                   31404                   34974
Oct-01          20907                   26580                   30487
Oct-02          19321                   22787                   27432
Oct-03          22475                   27474                   33706
Oct-04          26044                   30708                   38914

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 1000 VALUE INDEX AND LIPPER LARGE-CAP VALUE FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                       Average Annual
                       Total Returns
                     -----------------
One Year                  15.88%
Five Year                  0.98%
Ten Year                   8.96%
   (01/04/93 Inception)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2005. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


[END SIDEBAR]

                                                                             | 5

ABN AMRO FUNDS
--------------
VEREDUS SELECT GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2004
--------------------------------------------------------------------------------
  B.  Anthony   Weber, Charles P. McCurdy, Jr., CFA &Charles F. Mercer, Jr., CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2004?

A. For the twelve months that ended October 31, 2004, Veredus Select Growth Fund, Class N, returned 10.50%. In comparison, the Fund's peer group, the Lipper Multi-Cap Core Funds Index, returned 9.18% and its benchmarks, the Russell 1000 Index and the Russell 1000 Growth Index, returned 9.33% and 3.38%, respectively.

Q.  How would you describe the investment environment?

A. The economy is in much better health than many seem willing to admit, but the catalyst to move the market to the next level was absent over the past twelve months. While earnings and economic growth were strong, they were unable to overcome the headwinds from high energy prices, the continued conflict in Iraq and rising interest rates. As a result, the market moved in a very tight trading range over the period.

Q.  What factors have contributed to the Fund's performance?

A. One of the primary reasons for the Fund's outperformance of its benchmarks and peer group was our decision to move to smaller market capitalizations. Small- and mid-cap companies felt the positive impacts of the economic recovery before larger companies did, so our decision to position ourselves on the smaller side of the large-cap universe proved beneficial to performance. Our significant underweighting in the Healthcare sector and our overweight in Materials also aided relative performance. Large-cap health-care stocks -- particularly giant pharmaceutical companies -- have been under significant pressure this year. In thE Materials sector, global expansion, particularly in India and China, finally afforded pricing power to many of the largest steel and copper manufacturers.

    Performance was also aided by stock selection across a range of sectors. Tool-maker Black and Decker was one of our best performing holdings. The company strategically repositioned its product offerings, and continued to benefit from contractor sales and do-it-yourself home remodelers. Truck manufacturer Paccar also performed well. Trucking and logistics companies were among the first to benefit from the economic recovery as companies restocked inventories to meet increased demand. In the Financials sector, E*TRADE Financial (2.07%) and the Chicago Mercantile Exchange (3.60%) were both strong performers.

    Technology stocks proved to be the biggest drag on performance. Tech stocks were the first sector to peak in this economic recovery, and have been under pressure since. In addition, corporate capital spending remained muted as many companies focused their resources on compliance with Sarbanes-Oxley accounting regulations.

Q.  What is your outlook?

A. We believe the stage is set for the market to break out of the trading range in which it has been mired. As we move forward, the uncertainty surrounding the presidential election will have been lifted, and, based on our analysis, we believe that the price of oil will return to more normal levels. These factors may serve as the catalyst not only for the stock market, but for the global economy as well.


[BEGIN SIDEBAR]
                           VEREDUS SELECT GROWTH FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           ABN AMRO/Veredus       Russell      Russell 1000   Lipper Multi-Cap
          Select Growth Fund    1000 Index    Growth Index    Core Funds Index
Dec-01          10000              10000          10000          10000
Apr-02          9030               9497           8946           9566
Oct-02          7290               7845           7347           7826
Apr-03          7550               8218           7662           8175
Oct-03          9330               9596           8950           9730
Apr-04          9700              10183           9320          10337
Oct-04         10310              10492           9252          10623

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 1000 INDEX, RUSSELL 1000 GROWTH INDEX AND LIPPER MULTI-CAP CORE FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                      Average Annual
                       Total Returns
                     ----------------
One Year                  10.50%
Five Year                   N/A
Since Inception            1.08%
   (12/31/01)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2005. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


[END SIDEBAR]

| 6

ABN AMRO FUNDS
--------------
MID CAP FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                               Thyra E. Zerhusen

Q. How did the Fund perform during the twelve-month period ended October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, Mid Cap Fund, Class N, returned 14.08%. For the period from its inception on July 6, 2004 through October 31, 2004, the Fund's Class I returned (2.80)%. By comparison, the Fund's peer group, the Lipper Mid-Cap Value Funds Index, produced a total return of 16.50% for the twelve month period ended October 31, 2004, while the Fund's benchmark, the S&P(R) 400 Mid-Cap Index, returned 11.04%.

Q.  How would you describe the investment environment?

A. The economic recovery continued over the past twelve months, although perhaps not with the strength that many observers had hoped for. Continued geopolitical tensions, lackluster employment markets and skyrocketing oil prices kept optimism in check throughout the period. In addition, the burgeoning deficit and inflationary pressures stoked fears that interest rates may rise faster than expected.

    That said, we continued to employ a bottom-up approach to stock selection, regardless of the economic backdrop. We search for companies with good top-line growth, attractive valuations and the demonstrated ability to grow market share.

Q. What were the key contributors to the Fund's performance during the past year?

A. Our outperformance of our benchmark was primarily driven by our stock selection. In addition, the volatility experienced throughout the period lent itself well to our process, allowing us to purchase securities that we believed had been temporarily mispriced by the market.

    Apple Computer was one of the biggest contributors to performance over the period. We purchased Apple approximately two-and-a-half years ago, when its share price was very close to its cash value. During the past twelve months, the market dominance of Apple's IPod and its lead in the electronic distribution of music drove its share price to new highs. While we still like the company, we sold our position due to valuation concerns.

    Veritas DGC (1.64%) was another major contributor to performance over the period. The company specializes in seismic information for energy exploration, and strongly benefited from concerns about global oil supplies. Similarly, FMC (1.69%) provides technologies for deep-sea oil exploration and was also a strong performer.

    There were disappointments over the period as well. Shares of information-technology consultant Unisys (4.75%) slid when the company reported disappointing third-quarter earnings. We continue to believe that the company's shares are undervalued, however, and are confident in the long-term prospects for the stock. Media company Belo (2.03%) also detracted from performance. Its shares suffered when accounting irregularities regarding subscriber levels surfaced at one of the newspapers the company owns.

Q.  What is your outlook?

A. We continue to be cautiously optimistic in our views on the stock market. While the U.S. economy is certainly recovering, the job market - a prime driver for consumer spending - continues to lag behind. In addition, geopolitical concerns remain, as the U.S. continues to struggle in Iraq. Continued deficit spending could ultimately result in a return to inflationary conditions, while the weak dollar may limit foreign investment in U.S. stocks.

[BEGIN SIDEBAR]
                              MID CAP FUND--CLASS N
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             ABN AMRO/Mid        S&P 400        Lipper Mid-Cap
               Cap Fund       Mid-Cap Index   Value Funds Index
Sep-94          10000           10000             10000
Oct-94          10250            9921              9968
Oct-95          12189           12025             11451
Oct-96          15420           14111             13733
Oct-97          20582           18721             17579
Oct-98          18413           19974             16281
Oct-99          18840           24180             17782
Oct-00          26201           31833             21113
Oct-01          27097           27870             20613
Oct-02          24963           26538             19186
Oct-03          35359           34661             25633
Oct-04          40338           38487             29862

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) 400 MID-CAP INDEX AND LIPPER MID-CAP VALUE FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


                        Average Annual
                   Total Returns - Class N
                   -----------------------
One Year                   14.08%
Five Year                  16.45%
Ten Year                   14.68%
   (09/19/94 inception)

                    Total Return - Class I
                   ------------------------
Cumulative
  from Inception           (2.80)%
  (07/06/04)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2005. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


[END SIDEBAR]

                                                                             | 7

ABN AMRO FUNDS
--------------
TAMRO SMALL CAP FUND                                            OCTOBER 31, 2004
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------
                                                            Philip D. Tasho, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2004?

A. For the twelve-month period ended October 31, 2004, TAMRO Small Cap Fund, Class N, returned 10.17%. By comparison, the Fund's peer group, the Lipper Small-Cap Core Funds Index, produced a total return of 14.96%, while the Fund's benchmark, the Russell 2000 Index, returned 11.73%.

Q.  How did you view the market environment over the period?

A. The equity market remained volatile over the past twelve months despite several positive trends underpinning the economic recovery. Even as corporate profits rose, global terrorism fears, uncertainty surrounding the presidential election, rising oil prices and concerns about job growth served to offset the economic good news in the minds of investors and created considerable - and understandable - confusion about the longevity and strength of the U.S. economic recovery.

    We have continued to follow our investment discipline, searching for attractively valued companies that fall into one of our three themes:
    Consolidation, Restructuring and New Products.

Q.  What factors affected the Fund's performance?

A. Our underperformance of our benchmark and peer group can largely be attributed to our overweightings in the Consumer Discretionary and Consumer Staples sectors, both laggards in this economic climate. Within the Consumer Discretionary sector, 40% of our holdings fell under the restructuring theme. This theme generates more volatility than the other two themes, and weighed on performance over the period. In particular, our holdings in 3Com (1.62%) was detrimental to performance, although we continue to believe in the long-term prospects of the company. Internet advertising firm DoubleClick (2.11%) also proved disappointing. The stock lagged due to operational challenges which caused them to lose market share to competitors.

    Our best performers came primarily from our consolidation theme. We purchased Plains Exploration Production, a consolidator in the Energy sector, soon after it was spun out of a larger company. At the time of purchase, the company's valuation was very attractive, due in large part to minimal coverage by Wall Street analysts. Successful execution and increased investor interest have driven the stock higher. Innkeepers USA Trust (1.70%) was also a strong performer. A consolidator in the hotel and lodging REIT industry, the company has executed its strategies well and the stock has responded positively.

    Over the course of the period, we've taken advantage of market volatility to reposition our portfolio. We've used weakness in the Technology sector to add to our position, and have reduced our exposure to our consolidation theme in order to add to our restructuring theme.

Q.  What is your outlook?

A. We're very optimistic about the prospects for the economy going forward. We believe that moderating commodity prices and the Fed's cautious policy toward interest rate hikes will lead to lasting economic expansion. That said, it is our view that the best opportunities will be available on a company-by-company basis where valuation levels have not risen too far based on reasonable expectations for growth and profitability. Our thematic value approach of seeking companies that are consolidating their industry, restructuring, or introducing new products will continue to identify these situations.

[BEGIN SIDEBAR]
                              TAMRO SMALL CAP FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            ABN AMRO/TAMRO       Russell        Lipper Small Cap
            Small Cap Fund     2000 Index       Core Funds Index
Nov-00          10000           10000                10000
Apr-01          11460           10947                10945
Oct-01          10774            9729                10220
Apr-02          13928           11678                12229
Oct-02          10603            8603                 9289
Apr-03          11826            9253                 9750
Oct-03          15919           12334                12558
Apr-04          17446           13140                13701
Oct-04          17538           13780                14437


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX AND LIPPER SMALL-CAP CORE FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL CAP STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITY OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

                      Average Annual
                       Total Returns
                     ----------------
One Year                  10.17%
Five Year                   N/A
Since Inception           15.42%
   (11/30/00)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2005. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


[END SIDEBAR]

| 8

ABN AMRO FUNDS
--------------
VEREDUS AGGRESSIVE GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                 B. Anthony Weber & Charles P. McCurdy, Jr., CFA

Q: How did the Fund perform during the twelve-month period ended October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, Veredus Aggressive Growth Fund, Class N and Class I, returned 6.69% and 6.98%, respectively. In comparison, the Fund's peer group, the Lipper Small-Cap Growth Funds Index, returned 1.95% and its benchmarks, the Russell 2000 Index and the Russell 2000 Growth Index, returned 11.73% and 5.53%, respectively.

Q.  How would you describe the investment environment?

A. The economy is in much better health than many seem to be willing to admit, but the catalyst to move the market to the next level was absent over the past twelve months. While earnings and economic growth were strong, they were unable to overcome the headwinds from high energy prices, the continued conflict in Iraq and rising interest rates. As a result, the market moved in a very tight trading range over the period.

Q.  What factors affected the Fund's performance?

A. Our outperformance of our benchmark and peer group was driven largely by our holdings in the Energy, Home Building and Materials sectors. Within the Energy sector, we focused on companies in exploration and production, particularly in natural gas. While we did well in the Energy sector, we didn't predict that oil prices would rise as far as they did based on our view of oil inventories. Home builders remained a theme in the portfolio, although we reduced our stake over the period when we saw better opportunities in the Material sector. Toll Brothers (3.69%), in particular, did very well. Because Toll Brothers focuses on high-end home building, they are less economically sensitive than some of their competitors, and were largely unaffected by higher interest rates.

    We established a significant overweight in the Materials sector over the period, based on our view that this sector would gain significant pricing power given the influx of demand from China and India. This sector has seen very little investment and capacity has actually shrunk. While the sector suffered in April when it appeared that the Chinese government might take steps to slow economic growth, these fears were allayed and the sector was a strong contributor to performance.

    Technology stocks proved to be the biggest drag on performance. While we performed largely in line with our benchmark, stock selection within the sector has been very difficult. The Technology sector was the first peak in this economic recovery and their respective stocks have been under pressure since. PalmOne was a bright spot in the sector. The stock was lifted with the introduction of the redesigned Treo, PalmOne's combination PDA and cell phone.

Q.  What is your outlook?

A. We believe the stage is set for the market to break out of the trading range in which it has been mired. As we move forward, the uncertainty surrounding the presidential election will have been lifted, and, based on our analysis, we believe that the price of oil will return to more normal levels. These factors may serve as the catalyst not only for the stock market, but for the global economy as well.

[BEGIN SIDEBAR]
                               VEREDUS AGGRESSIVE
                              GROWTH FUND--CLASS N
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            ABN AMRO/Veredus                                    Lipper Small-Cap
        Aggressive Growth Fund   Russell 2000   Russell 2000      Growth Funds
              - Class N             Index       Growth Index        Index
Jun-98          10000              10000           10000           10000
Oct-98           8620               8311            8169            7915
Oct-99          16630               9547           10561           11215
Oct-00          25502              11209           12269           15418
Oct-01          22931               9612            8403            8609
Oct-02          14961               8500            6590            7040
Oct-03          19913              12187            9659           10027
Oct-04          21246              13616           10193           10222

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX, RUSSELL 2000 GROWTH INDEX AND LIPPER SMALL-CAP GROWTH FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

TECHNOLOGY COMPANIES PRESENT SPECIAL RISKS TO INVESTORS INCLUDING SECTOR CONCENTRATION AND SMALL COMPANY STOCK RISK. INVESTMENTS CONCENTRATED IN A SPECIAL INDUSTRY OR SECTOR MAY BE SUBJECT TO GREATER MARKET RISK AND MAY BE MORE VOLATILE.

                        Average Annual
                   Total Returns - Class N
                   -----------------------
One Year                  6.69%
Five Year                 5.02%
Since Inception          12.63%
   (06/30/98)

                       Average Annual
                   Total Returns - Class I
                   -----------------------
One Year                 6.98%
Five Year                 N/A
Since Inception         (2.77)%
   (10/05/01)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2005. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


[END SIDEBAR]

                                                                             | 9

ABN AMRO FUNDS
--------------
REAL ESTATE FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                                Nancy J. Holland

Q. How did the Fund perform during the twelve-month period ended October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, Real Estate Fund, Class N, produced a total return of 30.73%. By comparison, the Fund's peer group, the Lipper Real Estate Funds Index, returned 28.51% and the Fund's benchmark, the Morgan Stanley REIT Equity Index, returned 29.50%.

Q.  How would you describe the investment environment?

A. Continued low interest rates and low yields on fixed income investments continued to drive investors to the real estate sector over the past twelve months.

    While the majority of the period saw strong performance, real estate stocks suffered a significant setback in April and May, when strong job market statistics stoked fears that the Fed would raise rates more aggressively than expected. Investors worried that a stronger economy and higher rates would cause other sectors, including fixed income and stocks, to become more attractive alternatives to real estate, and quickly sold out of the REIT market. These fears proved unfounded, however, and REITs quickly recovered from this setback.

    Fundamentals in the real estate market remained weak, although we began to see some signs of improvement over the period. As the economy gathered steam, vacancy rates in most major markets began to decline, and we began to see indications of rising rents. The direct real estate market remained strong throughout the period as institutional investors around the world looked to expand their real estate holdings.

Q.  What factors affected the Fund's performance over the period?

A. Our overweight positions in the Retail and Industrial sectors, as well as our stock selections in these sectors, proved beneficial to the Fund and were the biggest factors in our outperformance of our benchmark and peer group. In the Retail sector, Mills (4.36%), an owner and operator of malls, proved particularly beneficial. Their strong development pipeline allowed the company to expand without having to rely on expensive acquisitions. The Industrial sector benefited from both the economic upturn and the trend toward decentralization of distribution facilities, and our overweighting in the sector proved beneficial.

    The REIT sector saw a record level of initial public offerings ("IPO") over the period, and the Fund benefited from its participation in four of these offerings. In selecting IPOs, we sought to add companies that were attractively priced and offered good long-term growth potential.

    We started the period underweighted in the Office sector, but have gradually shifted to a neutral position. The Office sector tends to lag behind economic expansion and job growth, and we have focused on companies concentrated in the strongest markets, including New York and Washington, D.C., as well as companies with a specific niche.

Q.  What is your outlook?

A. While we believe that real estate fundamentals in most sectors bottomed out over the course of the period and will continue to improve as the economic recovery gains steam, we think that most of that future demand has already been priced into the market and don't foresee significant upside in capital appreciation. We caution investors not to expect the same level of returns from REITs going forward.

    That said, we continue to believe that real estate has proven its value as a diversifier and has earned a place in investors' portfolios.

[BEGIN SIDEBAR]
                                REAL ESTATE FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             ABN AMRO Real    Morgan Stanley    Lipper Real
             Estate Fund -     REIT Equity     Estate Funds
            Class N Shares      Index            Index
Dec-97          10000           10000           10000
Dec-99           8721            8310            8461
Dec-99           8431            7932            8136
Dec-00          10856           10059           10216
Oct-01          10806           10453           10357
Oct-02          11522           11152           11086
Oct-03          15406           14937           14878
Oct-04          20141           19344           19120

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (MORGAN STANLEY REIT EQUITY INDEX AND LIPPER REAL ESTATE FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

REAL ESTATE FUNDS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN DIVERSIFIED FUNDS BECAUSE OF THE CONCENTRATION IN A SPECIFIC INDUSTRY OR GEOGRAPHICAL SECTOR. RISKS ALSO INCLUDE DECLINES IN THE VALUE OF REAL ESTATE, GENERAL AND ECONOMIC CONDITIONS, CHANGES IN THE VALUE OF UNDERLYING PROPERTY AND DEFAULTS BY BORROWERS.

                      Average Annual
                       Total Returns
                     ----------------
One Year                 30.73%
Five Year                19.71%
Since Inception          10.79%
   (12/30/97)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2005. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


[END SIDEBAR]

| 10

ABN AMRO FUNDS
--------------
VEREDUS SCITECH FUND
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2004
--------------------------------------------------------------------------------
                       Charles P. McCurdy, Jr., CFA &Charles F. Mercer, Jr., CFA

Q. How did the Fund perform during the twelve-month period that ended October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, Veredus SciTech Fund, Class N, returned (5.43)%. By comparison, the Fund's peer group, the Lipper Science & Technology Funds Index, returned (3.08)%, while its benchmark, the PSE Technology Index, returned 7.13%.

Q.  How would you describe the investment environment for technology stocks?

A. The economy is in much better health than many seem willing to admit, but the catalyst to move the market to the next level was absent over the past twelve months. While earnings and economic growth were strong, they were unable to overcome the headwinds from high energy prices, the continued conflict in Iraq and rising interest rates. As a result, the market moved in a very tight trading range over the period.

    Technology stocks were strong at the start of the period, but peaked in January of 2004. Investors lowered their expectations for corporate performance and technology spending in the second half of 2004, causing technology stocks to drift lower throughout most of the period.

Q.  What factors affected the Fund's performance?

A. We generally avoided the Healthcare and Science sectors in the Fund because of concerns about healthcare reforms and the weakness of large pharmaceutical companies. While this proved to be a positive for performance, our stock selection in technology stocks is the primary reason for our underperformance of our benchmark and peer group. Most of the stocks that met our criteria over the period came from the software sector, which proved disappointing.

    That said, there were some bright spots in the portfolio. PalmOne was one of our top performers. The stock was lifted with the introduction of the redesigned Treo, PalmOne's combination PDA and cell phone. F5 Networks (2.69%) also aided performance. The company provides traffic management devices for corporate networks to aid in optimizing bandwidth and network efficiency.

Q.  What is your outlook?

A. We believe the stage is set for the market to break out of the trading range in which it has been mired. As we move forward, the uncertainty surrounding the presidential election will have been lifted, and, based on our analysis, we believe that the price of oil will return to more normal levels. These factors may serve as the catalyst not only for the stock market, but for the global economy as well.

    While excess capacity remains a problem in the Technology sector, we're much more optimistic than we were a year ago. Valuations have fallen to reasonable levels, and we believe that corporate spending will accelerate as the economy continues to improve.

[BEGIN SIDEBAR]
                              VEREDUS SCITECH FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               ABN AMRO/          PSE         Lipper Science
          Veredus SciTech      Technology     & Technology
                Fund             Index        Funds Index
Jun-00          10000           10000            10000
Oct-00           8939            8821             8716
Oct-01           7643            5437             3630
Apr-02           6865            5497             3419
Oct-02           4937            4085             2432
Apr-03           5220            4398             2671
Oct-03           7249            6038             3634
Apr-04           6977            6227             3488
Oct-04           6855            6468             3522


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (PSE TECHNOLOGY INDEX AND LIPPER SCIENCE & TECHNOLOGY FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID. TECHNOLOGY COMPANIES PRESENT SPECIAL RISKS TO INVESTORS INCLUDING SECTOR CONCENTRATION AND SMALL COMPANY STOCK RISK. INVESTMENTS CONCENTRATED IN A SPECIAL INDUSTRY OR SECTOR MAY BE SUBJECT TO GREATER MARKET RISK AND MAY BE MORE VOLATILE.


                      Average Annual
                       Total Returns
                     ----------------
One Year                 (5.43)%
Five Year                  N/A
Since Inception          (8.34)%
   (06/30/00)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2005. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


[END SIDEBAR]

                                                                            | 11

ABN AMRO FUNDS
--------------
EQUITY PLUS FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                                    Team Managed

Q. How did the Fund perform during the twelve-month period ended October 31, 2004?

A. For the twelve months that ended October 31, 2004, Equity Plus Fund, Class I, returned 5.04%. By comparison, the Fund's peer group, the Lipper Large-Cap Core Funds Index, produced a total return of 6.92%, while the Fund's benchmark, the S&P(R) 100 Index, returned 3.98%.

Q.  What is the investment process for the Fund?

A. The Fund is benchmarked to the S&P(R) 100 Index, a popular index for large cap stocks. The fund is managed to replicate thE performance of that index.

    The S&P(R) 100 Index comprises 100 of the largest stocks in the S&P(R) 500 Index. These companies are generally considered leadErs in their respective industries and represent a diversified cross-section of the U.S. economy. In selecting the index for the Fund, the managers felt that the S&P(R) 100 Index provided a better proxy for the large-cap market than the S&P(R) 500 Index. In addition, the smaller number of stocks reduces turnover and transaction costs, which can aid the performance and tax-efficiency of the portfolio.

Q. How would you describe the investment environment for large-cap stocks over the period?

A. The Fund and the large-cap market in general have been in a fairly tight trading range for much of 2004. Investors have remained cautious, as the presidential race, rising interest rates, increased fuel costs and the ongoing threat of terrorism have all contributed to a lackluster environment for large-cap U.S. equities. Economic news has been largely positive, with jobs growth slowly accelerating, inflation contained and most other economic measures holding steady. Doubt about the sustainability of the recovery has kept many institutions on the buying sidelines.

    Our portfolio performed in line with our index: our outperformance of the index was purely a result of timing discrepancies between the rebalancing of the index and reflecting these changes in the Fund, as well as our small cash position.

Q.  What is your outlook?

A. As index fund managers, we don't offer stock market predictions. Our Fund's returns will continue to be dictated by the performance of the large-cap stock market as represented by the S&P(R) 100 Index.

[BEGIN SIDEBAR]
                                EQUITY PLUS FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          ABN AMRO Equity Plus   S&P 100      Lipper Large-Cap
         Fund - Class I Shares    Index       Core Funds Index
Sep-95          10000             10000           10000
Apr-96          11496             11338           11199
Apr-97          14486             14129           13388
Apr-98          19875             19295           18638
Apr-99          25062             24300           22108
Apr-00          29071             28103           24843
Apr-01          23943             23213           21489
Apr-02          19971             19146           18859
Oct-02          17109             16227           15828
Apr-03          17802             16743           16297
Oct-03          19960             18701           18499
Apr-04          20848             19453           19440
Oct-04          20966             19445           19778

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) 100 INDEX AND LIPPER LARGE-CAP CORE FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. S&P(R) 100 IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY ABN AMRO FUNDS. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

                      Average Annual
                       Total Returns
                     ----------------
One Year                  5.04%
Five Year                (4.69)%
Since Inception           8.47%
   (09/25/95)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CERTAIN EXPENSES WERE SUBSIDIZED. IF THESE SUBSIDIES WERE NOT IN EFFECT, THE RETURNS WOULD HAVE BEEN LOWER. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

[END SIDEBAR]

| 12

ABN AMRO FUNDS
--------------
BALANCED FUND
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2004
--------------------------------------------------------------------------------
                           Bernard F. Myszkowski, CFA & Thomas J. Marthaler, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, Balanced Fund, Class N, returned 3.73%. By comparison, the Fund's peer group, the Lipper Balanced Funds Index, returned 8.20%. For the same one-year period, the Fund's benchmark, a blend of 60% S&P(R) 500 and 40% Lehman Brothers Aggregate Bond indexes, returned 7.89%. The benchmark is comprised of the S&P(R) 500 Index and thE Lehman Brothers Aggregate Bond Index which had returns of 9.41% and 5.53%, respectively.

Q.  How would you describe the investment environment?

A. The past twelve months have been a difficult period for large-cap growth stocks. Election uncertainty, continued geopolitical concerns, rising oil prices and questions surrounding social security and Healthcare reforms all contributed to volatility in the market. Although news about the economy was generally good - and there were periods when growth stocks excelled - enough doubt about the strength of the economic recovery remained to cause smaller, more value-oriented stocks to outperform the high-quality large-cap growth stocks favored by the Fund.
    That said, the fixed income sector exceeded our expectations over the past twelve months. While the economy definitely improved over the period, the recovery proved to be modest, and anemic job growth and low inflation eased investor fears of rapid interest rate hikes. As they had in the previous period, investors gravitated toward lower-quality securities, driven by a search for yield.

Q.  What factors influenced performance over the period?

A. Our emphasis on growth stocks in an environment in which value stocks outperformed and the fact that we held no Energy, Utility or traditional Telecommunication stocks were the primary reasons we underperformed our benchmark and peer group. Investors turned to these three sectors, among the best performing of the year, as defensive plays against the uncertainty and volatility in the markets.

    Wireless technology provider QUALCOMM (2.17%), which we added to the portfolio early in the period, was our best performing stock. The company holds the patents to the CDMA and WCDMA protocols for cellular networks and telephones, which have become the standard for Europe and are quickly expanding in the United States. QUALCOMM beat expectations throughout the period, and investors rewarded the company's stock. Coffee retailer Starbucks (2.37%) was another positive contributor to performance. The company continued to excel, posting significant same-store sales increases and expanding plans for new outlets.

    The fixed income portion of the Fund maintained a slightly defensive duration posture versus its benchmark throughout the period, shifting slightly in response to our view of the economy. We also held a moderate barbell positioning, emphasizing both short-term bonds and longer-term securities. We maintained an overweight in corporate bonds, which was one of the best performing sectors over the period, while we underweighted government bonds, which proved disappointing. In general, our decision to dip down in quality also aided our performance. We were overweight in BBB-rated corporate bonds, and held small stakes in high-yield corporate bonds and emerging-market bonds. Our overweight in asset-backed securities proved detrimental to performance, as the sector underperformed.

Q.  What is your outlook?

A. For the next couple of years, we believe that profit growth and economic expansion will be positive, but measured. In this type of environment, it is our view that investors will seek out quality companies that can exhibit superior earnings growth over the long term. Against this backdrop, we believe that prospects are excellent for our style of research-driven, disciplined investment management. In addition, we believe that we remain in a good environment for fixed income investing, with steady, controlled growth and low inflation. This should allow the Fed to maintain their cautious stance, raising rates at a slow, measured pace.

[BEGIN SIDEBAR]
                                  BALANCED FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                                  60% S&P 500
                               Index/ 40% Lehman
          ABN AMRO/Balanced   Brothers Aggregate  Lipper Balanced   S&P 500       Lehman Aggregate
                Fund            Bond Index         Funds Index       Index         Bond Index
Sep-95          10000             10000              10000           10000           10000
Oct-96          11847             11692              11420           12364           10722
Oct-97          14229             14334              13715           16333           11675
Oct-98          16862             16835              15511           19928           12766
Oct-99          19772             19390              17458           25041           12833
Oct-00          22701             20715              18834           26564           13770
Oct-01          19658             18529              17186           19952           15775
Oct-02          18805             17308              15876           16939           16704
Oct-03          20917             19819              18450           20461           17523
Oct-04          21696             21383              19963           22386           18492

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (60% S&P 500 INDEX/40% LEHMAN BROTHERS AGGREGATE BOND INDEX, S&P 500 INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER BALANCED FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

THE FUND IS SUBJECT TO INTEREST RATE RISK ASSOCIATED WITH THE UNDERLYING BOND HOLDINGS IN THE PORTFOLIO. THE VALUE OF THE FUND CAN DECLINE AS INTEREST RATES RISE AND AN INVESTOR CAN LOSE PRINCIPAL.

                       Average Annual
                       Total Returns
                     ----------------
One Year                   3.73%
Five Year                  1.88%
Since Inception            8.87%
   (09/21/95)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

[END SIDEBAR]

                                                                            | 13

ABN AMRO FUNDS
--------------
MONTAG & CALDWELL BALANCED FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                        Ronald E. Canakaris, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, Montag & Caldwell Balanced Fund, Class N and Class I, returned 3.15% and 3.41%, respectively. In comparison, the Fund's peer group, the Lipper Balanced Funds Index, returned 8.20% and its benchmark, a 60%/40% blend of the S&P(R) 500 Index and Lehman Brothers Government Credit Bond Index, returned 7.92%. The benchmark iS comprised of the S&P(R) 500 Index and the Lehman Brothers Government Credit Bond Index which had returns of 9.41% and 5.57%, respectively.

Q.  How would you describe the investment environment?

A. The U.S. economy continued to improve over the past twelve months. In this environment, lower-quality cyclical companies tend to exhibit strong earnings momentum. Cyclicals are usually the first to experience demand in an improving economic environment. Investors bid up the prices of these smaller, more value-oriented stocks at the expense of the high-quality large-cap growth stocks owned by the Fund. While we began to see a rotation back to quality toward the end of the period, the shift was derailed by disappointing forecasts from two key consumer companies, Colgate-Palmolive (1.52%) and Coca-Cola (1.03%).

Q.  What factors influenced the Fund's performance?

A. The stock portion of the portfolio predominantly focuses on the largest, highest quality companies in the S&P 500(R) Index. ThesE stocks underperformed many of the smaller, more value-oriented stocks in the index, which explains our underperformance of our benchmark.

    Our underweighting in the Technology sector, as well as our stock selection within the sector, proved beneficial to performance. The Technology sector continues to unwind from the late 90's bubble, and we believe the sector still suffers from excess capacity and slow growth. We also did very well with our holdings in Gillette (4.12%) over the period. The company's overseas sales, in particular, benefited from the global recovery and the weak U.S. dollar. Energy company Schlumberger (2.76%), hotelier Marriott International (1.18%) and entertainment giant Disney (0.74%) were also strong contributors.

    Our Healthcare sector holdings, including Eli Lilly (2.24%) and Pfizer (1.84%), proved disappointing as the sector came under pressure. Our holdings in Coca-Cola (1.03%) and Colgate-Palmolive (1.52%) also hurt performance when the companies lowered their forecasts. For-profit educator Apollo Group (0.45%) also detracted, hurt by scandals affecting other companies in its industry.

    We positioned our fixed income holdings somewhat defensively over the period, consistent with our emphasis on quality. This also contributed to the Fund's underperformance, as investors in bonds gravitated to lower-quality securities.

Q.  What is your outlook?

A. As U.S. economic growth downshifts and corporate profit growth moderates, we expect continued downward pressure to earnings expectations, particularly for the cyclical companies that led the market this year. Combined with higher energy costs, increased interest rates and other pressures on consumer and business spending, we believe the market will remain in a trading range as the synchronized global recovery continues. Against this backdrop, we believe investors will begin to see the value in companies with a proven record of steady growth, and remain very optimistic about the prospects for the type of high-quality growth companies held by the Fund.

[BEGIN SIDEBAR]
                                MONTAG & CALDWELL
                             BALANCED FUND--CLASS N
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                                  60% S&P 500 Index/
          ABN AMRO/Montag &      40% Lehman Brothers                                     Lehman Brothers
       Caldwell Balanced Fund   Government Credit Bond  Lipper Balanced    S&P 500      Government Credit
         - Class N Shares               Index             Funds Index       Index         Bond Index
Nov-94          10000                   10000               10000           10000           10000
Oct-95          12375                   12227               11759           12641           11616
Oct-96          14895                   14228               13462           15685           12242
Oct-97          18509                   17436               16168           20720           13321
Oct-98          21185                   20550               17887           25276           14690
Oct-99          24962                   23554               20132           31759           14593
Oct-00          25472                   25154               21718           33690           15634
Oct-01          23857                   22563               19818           25305           18029
Oct-02          21849                   21054               18308           21484           19018
Oct-03          23332                   24237               21275           25950           20192
Oct-04          24067                   26156               23020           28392           21316

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (60% S&P 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT CREDIT BOND INDEX, S&P 500 INDEX, LEHMAN BROTHERS GOVERNMENT CREDIT BOND INDEX AND LIPPER BALANCED FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

THE FUND IS SUBJECT TO INTEREST RATE RISK ASSOCIATED WITH THE UNDERLYING BOND HOLDINGS IN THE PORTFOLIO. THE VALUE OF THE FUND CAN DECLINE AS INTEREST RATES RISE AND AN INVESTOR CAN LOSE PRINCIPAL.

                        Average Annual
                   Total Returns - Class N
                   -----------------------
One Year                  3.15%
Five Year                (0.73)%
Since Inception           9.18%
   (11/02/94)

                        Average Annual
                   Total Returns - Class I
                   -----------------------
One Year                  3.41%
Five Year                (0.48)%
Since Inception           0.75%
   (12/31/98)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

[END SIDEBAR]

| 14

ABN AMRO FUNDS
--------------
GLOBAL EMERGING MARKETS FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                           Joseph Van den Heuvel

Q.  How did the Fund perform during the twelve-month period ended October
    31, 2004?

A. Since its inception date of November 4, 2003, Global Emerging Markets Fund, Class I, returned 12.80%. Because the Fund has been in operation for less than twelve months, benchmark and peer group comparisons are unavailable.

Q.  How would you describe the emerging markets environment over the period?

A. While not unusual for emerging markets, the environment has been extremely volatile. While optimism about the U.S. and global economies caused emerging markets to perform extremely well toward the beginning of the period, the second quarter of 2004 saw an abrupt shift. Disappointing economic data, shifting interest rate expectations and worries about the Chinese economy caused investors to sell out of emerging markets. When global growth expectations peak and leading indicators show the first signs of weakness, the cyclical emerging markets asset class loses an important performance driver.

    The market shifted again over the summer, this time in a more positive direction. Fears of rapidly rising interest rates subsided and signs emerged that Chinese economic growth was reaccelerating. As a result, global risk appetite improved markedly, which induced a strong rally in emerging markets through the end of the period.

Q.  How have you positioned the Fund's portfolio?

A. We have carefully employed the Fund's process of fundamental research, seeking out sectors and regions with above-average long-term growth, while paying careful attention to company valuations. In selecting companies for investment, a company's financial strength, competitive position, profitability, growth prospects and quality of management will typically be evaluated.

Q.  What is your outlook?

A. We believe that economic growth in the U.S. will slow going forward, which will impact worldwide economic growth in general, and, more specifically, growth in Asia. We also believe that Chinese growth is re-accelerating, and have positioned the portfolio with an overweight in materials to take advantage of the strong growth created by Chinese expansion.

    Going forward, we expect to position the portfolio more defensively in terms of regional allocation, shifting from Asia to Latin America. That said, we believe the valuation of emerging markets is still attractive. We will work toward benefiting from demographics, large pent-up demand, cost cutting and increased outsourcing by U.S. and European companies.

[BEGIN SIDEBAR]
                          GLOBAL EMERGING MARKETS FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             ABN AMRO
         Global Emerging              Lipper Emerging
          Markets Fund    MSCI EMF    Markets Funds
        - Class N Shares   Index        Index
Nov-03*       10000        10000        10000
Apr-04        10570        10922        11047
Oct-04        11280        11903        12157

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE CLASS I SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (MSCI EMF (EMERGING MARKETS FREE) INDEX AND LIPPER EMERGING MARKETS FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

INVESTING IN FOREIGN SECURITIES MAY INVOLVE ADDITIONAL RISKS, INCLUDING BUT NOT LIMITED TO, SOCIAL AND POLITICAL INSTABILITY, REDUCED MARKET LIQUIDITY AND CURRENCY VOLATILITY.

                       Total Return
                    ------------------
Cumulative
  from Inception         12.80%
  (11/04/03)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2005. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


[END SIDEBAR]

                                                                            | 15

ABN AMRO FUNDS
--------------
BOND FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                        Thomas J. Marthaler, CFA

Q.  How did the Fund perform during the
    twelve-month period that ended
    October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, Bond Fund, Class N and Class I, returned 5.66% and 5.93%, respectively. By comparison, the Fund's peer group, the Lipper Intermediate Investment Grade Debt Funds
    Index, returned 5.19% while the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 5.53%.

Q.  How would you describe the fixed-
    income investment environment?

A. The Fixed Income sector exceeded our expectations over the past twelve months. While the economy improved over the period, the recovery proved to be more modest than investors initially believed. Anemic job growth and low inflation eased investor fears of rapid interest rate hikes. The Fed began to tighten monetary policy in June, raising the benchmark federal funds target rate three times in the period, ultimately moving it from 1.00% to 1.75%. These modest moves, however, were widely anticipated by the market, and had little immediate impact on bond pricing. As we expected, the yield curve flattened slightly over the period, but we were surprised by the fact that while rates on short-term bonds (under five years) rose, rates on longer-term bonds fell in response to the tepid economic growth. As they had in the previous period, investors gravitated toward lower-quality securities, driven by a search for yield and confidence in the economic recovery.

Q.  How did you position the Fund over the
    period?

A. The Fund maintained a slightly defensive duration posture versus its benchmark throughout the period, shifting slightly in response to our view of the economy. We also held a moderate barbell positioning, emphasizing both short-term bonds and longer-term securities. Sector and security selection proved to be the biggest reasons for our outperformance of our peer group and benchmark. We held an overweight in Corporate Bonds, which was one of the best performing sectors over the period, while we underweighted Government Bonds, which proved disappointing. In general, our decision to dip down in quality also aided our performance. We were overweight in BBB-rated corporate bonds, and held small stakes in high-yield corporate bonds and emerging-market bonds. Our overweight in asset-backed securities proved detrimental to performance, as the sector underperformed.

Q.  What is your outlook?

A. We remain optimistic about the prospects for the U.S. economy, although perhaps less optimistic than current consensus. We expect the economy to continue to show positive growth of about 3 to 4 percent. This should cause the yield curve to continue to flatten and yields to edge upward, particularly in intermediate and longer-term bonds. We believe that we remain in a good environment for fixed income investing, with steady, controlled growth and low inflation. This should enable the Fed to maintain their cautious stance, raising rates at a slow, measured pace.

[BEGIN SIDEBAR]
                               BOND FUND--CLASS N
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                Lipper Intermediate     Lehman Brothers
           ABN AMRO/Bond Fund   Investment Grade        Aggregate Bond
         - Class N Shares      Debt Funds Index          Index
Dec-93          10000              10000                10000
Oct-94           9677               9537                 9535
Oct-95          11117              10885                11026
Oct-96          11758              11465                11671
Oct-97          12797              12388                12709
Oct-98          13778              13378                13895
Oct-99          13919              13416                13969
Oct-00          14891              14265                14989
Oct-01          16840              16308                17171
Oct-02          17310              16900                18183
Oct-03          18103              18032                19074
Oct-04          19129              18968                20129

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

BOND FUNDS HAVE THE SAME INTEREST RATE, HIGH YIELD AND CREDIT RISKS ASSOCIATED WITH THE UNDERLYING BONDS IN THE PORFOLIO, ALL OF WHICH COULD REDUCE THE FUND'S VALUE. AS INTEREST RATES RISE, THE VALUE OF THE FUND CAN DECLINE AND AN INVESTOR CAN LOSE PRINCIPAL.

                        Average Annual
                   Total Returns - Class N
                   -----------------------
One Year                  5.66%
Five Year                 6.57%
Ten Year                  7.05%
   (12/13/93 inception)

                        Average Annual
                   Total Returns - Class I
                   -----------------------
One Year                  5.93%
Five Year                  N/A
Since Inception           6.98%
   (07/31/00)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2005. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


[END SIDEBAR]

| 16

ABN AMRO FUNDS
--------------
INVESTMENT GRADE BOND FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                        Thomas J. Marthaler, CFA

Q.  How did the Fund perform during the twelve-month period ended October
    31, 2004?

A. For the twelve months that ended October 31, 2004, Investment Grade Bond Fund, Class N and Class I, returned 3.51% and 3.75%, respectively. By comparison, the Fund's peer group, the Lipper Intermediate Investment Grade Debt Funds Index, produced a total return of 5.19%, while the Fund's benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 4.86%.

Q.  How would you describe the investment environment?

A. The Fixed Income sector exceeded our expectations over the past twelve months. While the economy improved over the period, the recovery proved to be modest. Anemic job growth and low inflation eased investor fears of rapid interest rate hikes. The Fed began to tighten monetary policy in June, raising the benchmark federal funds target rate three times in the period and ultimately moving it from 1.00% to 1.75%. These modest moves, however, were widely anticipated by the market, and had little immediate impact on bond pricing. As we expected, the yield curve flattened slightly over the period, but we were surprised by the fact that while rates on short-term bonds (under five years) rose, rates on longer-term bonds fell in response to the tepid economic growth. As they had in the previous period, investors gravitated toward lower-quality securities, driven by a search for yield and confidence in the economic recovery.

Q.  How did you position the Fund, and what factors influenced performance?

A. The Fund is designed and managed as a conservative fixed income option, but conservative positioning was not rewarded over the past twelve months. Our moderately defensive duration positioning, as well as our portfolio's emphasis on quality, proved to be detrimental to performance over the period, and are the primary reasons for our underperformance. We were also hurt by our overweighting in asset-backed securities, which underperformed over the period. Performance was aided, however, by our overweight in corporate bonds, which was the top performing sector, and our significant underweight in U.S. government bonds.

Q.  What is your outlook?

A. We remain optimistic about the prospects for the U.S. economy, although perhaps less optimistic than current consensus. We expect the economy to continue to show positive growth of about 3% to 4%. This should cause the yield curve to continue to flatten and yields to edge upward, particularly in intermediate and longer-term bonds. We believe that we remain in a good environment for fixed income investing, with steady, controlled growth and low inflation. This should enable the Fed to maintain their cautious stance, raising rates at a slow, measured pace.

[BEGIN SIDEBAR]
                       INVESTMENT GRADE BOND FUND--CLASS I
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

        ABN AMRO Investment   Lehman Brothers       Lipper Intermediate
         Grade Bond Fund    Intermediate Aggregate   Investment Grade
         - Class I Shares     Bond Index             Debt Funds Index
Oct-95          10000           10000                   10000
Apr-96          10115           10134                   10043
Apr-97          10700           10842                   10726
Apr-98          11617           11855                   11806
Apr-99          12267           12603                   12474
Apr-00          12439           12814                   12525
Apr-01          13652           14409                   14021
Apr-02          14523           15523                   15047
Oct-02          15483           16386                   15624
Apr-03          15846           16963                   16489
Oct-03          15864           17088                   16670
Apr-04          15990           17293                   16892
Oct-04          16459           17919                   17536

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS I SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

BOND FUNDS HAVE THE SAME INTEREST RATE, HIGH YIELD AND CREDIT RISKS ASSOCIATED WITH THE UNDERLYING BONDS IN THE PORFOLIO, ALL OF WHICH COULD REDUCE THE FUND'S VALUE. AS INTEREST RATES RISE, THE VALUE OF THE FUND CAN DECLINE AND AN INVESTOR CAN LOSE PRINCIPAL.

                        Average Annual
                   Total Returns - Class N
                   -----------------------
One Year                   3.51%
Five Year                   N/A
Since Inception            1.66%
   (06/30/03)

                        Average Annual
                   Total Returns - Class I
                   -----------------------
One Year                   3.75%
Five Year                  6.04%
Since Inception            5.68%
   (10/23/95)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2005. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


[END SIDEBAR]

                                                                            | 17

ABN AMRO FUNDS
--------------
HIGH YIELD BOND FUND
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                   Todd J. Youngberg, CFA, Charles Ullerich, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, High Yield Bond Fund, Class N and Class I, returned 10.26% and 10.54%, respectively. By comparison, the Fund's peer group, the Lipper High Current Yield Bond Funds Index, returned 11.11% while the Fund's benchmark, the Merrill Lynch U.S. High Yield Master II Trust, returned 12.19%.

Q.  How did you view the high-yield investment environment over the period?

A. High yield bonds continued to perform well over the past twelve months, driven by investor search for yield, increased interest from institutional investors and a significant reduction in corporate default rates. Many companies used the continued low rate environment and improved business climate as an opportunity to refinance their existing debt, thereby lowering the cost of funding and improving their balance sheets. This was a major factor in the drop in the corporate default rate, and gave investors a sense of security in investing in high yield bonds.

Q.  What factors contributed to the Fund's performance?

A. We have continued to focus our portfolio on higher-quality securities within the high-yield universe. It is our view that bonds rated BB or B+ - the top end of the high-yield range - provide better upside potential while limiting downside volatility over the long term. This year, however, investors gravitated to lower-quality issues. Our significant underweight in bonds rated CCC - the lowest quality high yield bonds - was the primary reason for our underperformance of our peer group and benchmark.

    Toward the beginning of the period, we shifted out of Healthcare and integrated Utilities into more economically sensitive commodity cyclicals, such as metals, mining and paper/forest companies. These firms were among the first to benefit from an improving economy, and our holdings proved to be beneficial to performance over the period. Performance was hurt, however, by our underweight in Consumer Products, one of the best performing sectors over the past twelve months.

Q.  What is your outlook?

A We intend to maintain our focus on higher-quality high yield bonds. While the fundamental landscape for the sector continues to look positive, recent investor interest in lower-quality high yield bonds has driven up their prices and reduced the spread between high-quality and low-quality high yield bond yields. Particularly in this low-interest-rate environment, we don't believe that the marginal additional yield offered by the lowest quality bonds is adequately compensating investors for the additional default risk that they carry.

    Given the rally in high yield bond prices over the past two years, we expect further price appreciation to be moderate, with a larger proportion of returns coming from income. Based on this view, we are currently focusing on opportunities in higher coupon bonds with the goal of both increasing income return and reducing volatility.

[BEGIN SIDEBAR]
                          HIGH YIELD BOND FUND--CLASS N
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                               Merrill Lynch       Lipper
               High Yield     US High Yield     High Current
               Bond Fund -    Master II Trust   Yield Bond
            Class N Shares      Index           Funds Index
Jun-03          10000           10000             10000
Jul-03          9,851            9864              9923
Oct-03          10367           10474             10531
Apr-04          10802           11034             11087
Oct-04          11431           11750             11700

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (MERRILL LYNCH US HIGH YIELD MASTER II TRUST AND LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

THE FUND WILL INVEST IN LOWER-RATED SECURITIES COMMONLY KNOWN AS "JUNK BONDS". THEREFORE, INVESTORS SHOULD CAREFULLY CONSIDER THEIR ABILITY TO ASSUME THE RISKS OF OWNING SHARES OF A FUND THAT INVESTS IN THESE TYPE OF SECURITIES. THE FUND IS SUBJECT TO INTEREST RATE RISK. THE VALUE OF THE FUND MAY DECLINE AS INTEREST RATES RISE.

                        Average Annual
                   Total Returns - Class N
                   -----------------------
One Year                   10.26%
Five Year                    N/A
Since Inception            10.52%
   (06/30/03)

                        Average Annual
                   Total Returns - Class I
                   -----------------------
One Year                   10.54%
Five Year                    N/A
Since Inception            10.79%
   (06/30/03)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2005. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

[END SIDEBAR]

| 18

ABN AMRO FUNDS
--------------
MUNICIPAL BOND FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                            Dawn Daggy-Mangerson

Q.  How did the Fund perform during the
    twelve-month period that ended
    October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, Municipal Bond Fund, Class N, returned 3.85%. By comparison, the Fund's peer group, the Lipper Intermediate Municipal Funds Index, returned 4.11% while the Fund's benchmark, the Lehman Brothers Municipal Five-Year General Obligations Bond Index returned 3.29%.

Q.  How would you describe the municipal
    bond investment environment over the
    period?

A. The bond market experienced significant volatility over the period, due to shifting expectations about the strength of the economic recovery and the corresponding aggressiveness of Fed interest rate hikes. In the spring, surprisingly positive data on employment and economic growth caused a significant sell-off in the municipals market, as investors became concerned that the Fed would raise rates more aggressively than expected. The Fed opted instead for a measured approach to rate hikes, raising rates three times over the course of the period, in June, August and September, and ultimately bringing the federal funds target rate to 1.75%. The impact on municipal bond yields, however, was muted. While the yields on bonds with shorter maturities - up to six years - rose as expected, longer-term bonds actually saw their yields fall, as continued pessimism about the economic recovery drove investors to the sector and pushed prices - which move opposite of yields - higher.

    Municipal issuance remained strong throughout the period, boosted particularly by New York and California. While the new supply may have had a temporary effect on municipal pricing, it was quickly absorbed by the marketplace.

Q.  How did you position the Fund during
    the period?

A. We maintained a well-diversified portfolio, both geographically and in terms of sectors. Our holdings were made up of a mix of general obligations bonds ("GO") - those backed by income, sales and other taxes - and revenue bonds - which are backed by items such as fees. Within the GO sector, we had
    significant   weightings  in  bonds  issued  by  states  as  well  as  local governments. Within the Revenue sector, we emphasized bonds issued by entities that provide essential services such as water, sewer and electricity.

    While we remain confident that our emphasis on higher-quality bonds will benefit our performance in the long term, it proved to be a hindrance over the course of the period, and is the main cause of our slight underperformance of our peer group. In our view, the top-performing Hospital and Industrial Development Revenue/Pollution Control Revenue sectors, in which we were underweight, were lifted more by demand for their higher yields, than they were by significantly improved fundamentals.

Q.  What is your outlook?

A. We believe that interest rates will continue to increase at a measured pace. As a result, we'll likely keep the Fund positioned defensively, emphasizing high-quality bonds and bond structures that tend to outperform in a rising rate environment. We also plan to remain well diversified and look for opportunities to add attractively valued securities that may be mispriced due to supply and demand imbalances.

[BEGIN SIDEBAR]
                               MUNICIPAL BOND FUND
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                Lehman Brothers
                                 Muni Five-Year   Lipper Intermediate
         ABN AMRO/Municipal   General Obligations  Municipal Funds
              Bond Fund           Bond Index         Index
Dec-93          10000               10000           10000
Oct-94           9808                9838            9808
Oct-95          10719               10855           10880
Oct-96          11103               11368           11369
Oct-97          11673               12107           12155
Oct-98          12393               12897           12983
Oct-99          12173               13040           12823
Oct-00          13062               13792           13649
Oct-01          14380               15142           14928
Oct-02          15145               16033           15641
Oct-03          15819               16876           16352
Oct-04          16428               17431           17024


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS MUNICIPAL FIVE-YEAR GENERAL OBLIGATIONS BOND INDEX AND LIPPER INTERMEDIATE MUNICIPAL FUNDS INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

INTEREST INCOME IS GENERALLY EXEMPT FROM FEDERAL TAXES BUT MAY BE SUBJECT TO STATE AND LOCAL TAXES. FOR SOME INVESTORS, INTEREST INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX. FIXED INCOME FUNDS ARE SUBJECT TO INTEREST RATE RISK. AS INTEREST RATES RISE, THE VALUE OF THE FUND CAN DECLINE.

                      Average Annual
                      Total Returns
                     ----------------
One Year                 3.85%
Five Year                6.18%
Ten Year                 5.29%
   (12/13/93 inception)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS VOLUNTARILY WAIVING FEES OR REIMBURSING EXPENSESE. THESE SUBSIDIES MAY END AT ANY TIME AND THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.
[END SIDEBAR]

                                                                            | 19

ABN AMRO FUNDS
--------------
INVESTOR MONEY MARKET FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                                Karen Van Cleave

Q.  How did the Fund perform during the
    twelve-month period that ended
    October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, Investor Money Market Fund, Class N, returned 0.71%. By comparison, the Fund's benchmark, the iMoneyNet First Tier Retail Average returned 0.52%, while the Fund's peer group, as measured by the Lipper Money Market Funds Index, returned 0.62%.

Q.  What was the investment environment
    like during the twelve-month period?

A. The past twelve months saw the Fed's accommodative stance start to end, as they slowly and methodically began to bring rates back up to more normal levels from their 40-year lows. The Fed raised rates three times over the past twelve months, in June, September and October, bringing the federal funds target rate from its low of 1.00% to 1.75%, still modest by historic standards. Each time, the Fed clearly outlined their plans and revealed their next move, enabling the market to digest these moves with little impact.

Q.  What was your strategy?

A. Toward the beginning of the period, we began to shorten our portfolio to ensure we were able to take immediate advantage of any rise in rates. While we may have given up a little incremental return in the months leading up to the first rate hike, our ability to capitalize quickly on the higher rates generally compensated. We've recently extended our maturities out somewhat, based on our belief that the economy will grow more slowly than the consensus currently anticipates. In our view, rates will continue to rise in a slow and measured fashion until they reach a level that the Fed considers neutral. Over the course of the past twelve months, the Fund's maturities ranged from 27 to 52 days.

Q.  What is your outlook?

A. At this point, we continue to believe that the Fed will raise rates through mid-2005, although possibly more slowly than consensus would currently indicate. Although the risk exists that rates could move faster than we expect, recent behavior by the Fed would indicate that it would give clear signals if it felt the need to act more aggressively. Given this expectation, we intend to slightly lengthen our portfolio to lock in yield. Of course, we will be carefully monitoring the economic environment and adjusting our expectations accordingly.

[BEGIN SIDEBAR]

AN INVESTMENT IN THE FUND IS NOT INSURED OR GURARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                               7-DAY AVERAGE YIELD
                               -------------------
                                      1.33%

THE YIELD QUOTATION MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.

                                  Average Annual
                                  TOTAL RETURNS
                                  -------------
INVESTOR MONEY
--------------
MARKET FUND SHARES
------------------
One Year                    0.71%
Five Year                   2.61%
Ten Year                    3.88%
   (12/14/93)

iMoneyNet First Tier
RETAIL AVERAGE
--------------
One Year                    0.52%
Five Year                   2.45%
Ten Year                    3.71%

Lipper Money
MARKET FUNDS INDEX
------------------
One Year                    0.62%
Five Year                   2.60%
Ten Year                    3.84%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.
[END SIDEBAR]
| 20

ABN AMRO FUNDS
--------------
GROWTH FUND                                                     OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CASH AND OTHER NET ASSETS ....   3%
OTHER COMMON STOCKS ..........  23%
TECHNOLOGY ...................  19%
RETAIL .......................  13%
FINANCE ......................  12%
CAPITAL GOODS ................   7%
COMMERCIAL SERVICES ..........   7%
CONSUMER CYCLICALS ...........   6%
INSURANCE ....................   5%
MEDICAL PRODUCTS AND SUPPLIES    5%

% OF TOTAL NET ASSETS

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
COMMON STOCKS - 96.67%
               ADVERTISING - 2.83%
      473,537  Omnicom Group .......................  $   37,362,069
                                                      --------------
               CAPITAL GOODS - 6.48%
    1,062,900  Dover ...............................      41,740,083
      475,748  Illinois Tool Works .................      43,902,025
                                                      --------------
                                                          85,642,108
                                                      --------------
               CHEMICALS - 2.64%
      828,054  Praxair .............................      34,943,879
                                                      --------------
               COMMERCIAL SERVICES - 7.15%
      952,133  Cintas ..............................      41,075,018
    1,068,694  Ecolab ..............................      36,175,292
      363,400  H&R Block ...........................      17,279,670
                                                      --------------
                                                          94,529,980
                                                      --------------
               CONSUMER CYCLICALS - 6.05%
      805,590  Harley-Davidson .....................      46,377,816
      585,532  Johnson Controls ....................      33,580,260
                                                      --------------
                                                          79,958,076
                                                      --------------
               ELECTRICAL - 1.48%
      571,239  General Electric ....................      19,490,675
                                                      --------------
               FINANCE - 12.37%
      666,200  Fifth Third Bancorp .................      32,770,378
    1,821,964  MBNA ................................      46,696,937
    1,351,781  Schwab (Charles) ....................      12,368,796
      931,700  SLM .................................      42,168,742
      655,000  State Street ........................      29,507,750
                                                      --------------
                                                         163,512,603
                                                      --------------
               FOOD AND BEVERAGES - 2.45%
    1,003,646  Sysco ...............................      32,387,656
                                                      --------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               HEALTH CARE SERVICES - 3.82%
    1,080,542  Cardinal Health .....................  $   50,515,339
                                                      --------------
               INSURANCE - 5.22%
      892,936  AFLAC ...............................      32,038,544
      607,686  American International Group ........      36,892,617
                                                      --------------
                                                          68,931,161
                                                      --------------
               MEDICAL PRODUCTS AND
               SUPPLIES - 4.72%
      856,800  Medtronic ...........................      43,791,048
      238,600  Zimmer Holdings* ....................      18,512,974
                                                      --------------
                                                          62,304,022
                                                      --------------
               PHARMACEUTICALS - 2.95%
    1,344,587  Pfizer ..............................      38,925,794
                                                      --------------
               RETAIL - 13.15%
      546,100  Home Depot (The) ....................      22,433,788
      883,996  Kohl's* .............................      44,871,637
      889,700  Starbucks* ..........................      47,047,336
    1,373,400  TJX .................................      32,934,132
      736,195  Walgreen ............................      26,422,039
                                                      --------------
                                                         173,708,932
                                                      --------------
               TECHNOLOGY - 19.29%
    2,143,506  Cisco Systems* ......................      41,176,750
    1,139,412  Dell* ...............................      39,947,785
    1,961,500  Intel ...............................      43,662,990
    1,442,588  Microsoft ...........................      40,378,038
    3,575,700  Oracle* .............................      45,268,362
    1,818,600  Texas Instruments ...................      44,464,770
                                                      --------------
                                                         254,898,695
                                                      --------------
               TELECOMMUNICATIONS
               EQUIPMENT - 3.27%
    1,034,600  QUALCOMM ............................      43,256,626
                                                      --------------
               TRANSPORTATION - 2.80%
    2,344,500  Southwest Airlines ..................      36,972,765
                                                      --------------
               TOTAL COMMON STOCKS
                 (Cost $1,113,421,495) .............   1,277,340,380
                                                      --------------

INVESTMENT COMPANY - 3.43%
   45,329,227  BlackRock Provident Institutional
                 TempCash Portfolio ................      45,329,227
                                                      --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $45,329,227) ................      45,329,227
                                                      --------------
TOTAL INVESTMENTS - 100.10%
   (Cost $1,158,750,722)** .........................   1,322,669,607
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - (0.10)% .........      (1,303,692)
                                                      --------------
NET ASSETS - 100.00% ...............................  $1,321,365,915
                                                      ==============

----------------------------
  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $1,159,916,505.

     Gross unrealized appreciation ................  $   199,691,274
     Gross unrealized depreciation ................      (36,938,172)
                                                     ---------------
     Net unrealized appreciation ..................  $   162,753,102
                                                     ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 21

ABN AMRO FUNDS
--------------
MONTAG & CALDWELL GROWTH FUND                                   OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

FINANCE .....................   5%
OTHER COMMON STOCKS .........  34%
CONSUMER STAPLES ............  12%
MEDICAL PRODUCTS
AND SUPPLIES ................  11%
OIL AND GAS EXTRACTION ......   8%
CAPITAL GOODS ...............   7%
CASH AND OTHER NET ASSETS ...   7%
RETAIL ......................   6%
FOOD AND BEVERAGES ..........   5%
PHARMACEUTICALS .............   5%

% OF TOTAL NET ASSETS

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
COMMON STOCKS - 92.75%
               ADVERTISING - 1.72%
      700,000  Omnicom Group .......................  $   55,230,000
                                                      --------------
               BIOTECHNOLOGY - 4.21%
      570,000  Amgen* ..............................      32,376,000
    2,248,500  Genentech* ..........................     102,374,205
                                                      --------------
                                                         134,750,205
                                                      --------------
               CAPITAL GOODS - 6.57%
    1,000,000  Caterpillar .........................      80,540,000
      785,800  Illinois Tool Works .................      72,513,624
      740,000  3M ..................................      57,401,800
                                                      --------------
                                                         210,455,424
                                                      --------------
               COMMERCIAL SERVICES - 2.80%
      365,300  Apollo Group, Class A* ..............      24,109,800
    2,000,000  Paychex .............................      65,588,000
                                                      --------------
                                                          89,697,800
                                                      --------------
               COMMUNICATIONS - 1.95%
      350,000  Gannett .............................      29,032,500
    1,260,700  Juniper Networks* ...................      33,547,227
                                                      --------------
                                                          62,579,727
                                                      --------------
               CONSUMER CYCLICALS - 1.53%
      900,000  Marriott International, Class A .....      49,041,000
                                                      --------------
               CONSUMER STAPLES - 11.82%
    1,400,000  Colgate-Palmolive ...................      62,468,000
    3,800,000  Gillette ............................     157,624,000
    3,100,000  Procter & Gamble ....................     158,658,000
                                                      --------------
                                                         378,750,000
                                                      --------------
               ELECTRICAL - 3.18%
    2,987,800  General Electric ....................     101,943,736
                                                      --------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               ENTERTAINMENT AND LEISURE - 1.14%
    1,447,200  Disney, Walt ........................  $   36,498,384
                                                      --------------
               FINANCE - 4.92%
    1,300,000  American Express ....................      68,991,000
    2,000,000  Citigroup ...........................      88,740,000
                                                      --------------
                                                         157,731,000
                                                      --------------
               FOOD AND BEVERAGES - 4.97%
    1,356,900  Coca-Cola ...........................      55,171,554
    2,100,000  PepsiCo .............................     104,118,000
                                                      --------------
                                                         159,289,554
                                                      --------------
               INSURANCE - 3.58%
    1,887,500  American International Group ........     114,590,125
                                                      --------------
               MEDICAL PRODUCTS AND
               SUPPLIES - 10.65%
    2,780,800  Boston Scientific* ..................      98,162,240
    2,321,600  Johnson & Johnson ...................     135,535,008
    2,102,700  Medtronic ...........................     107,468,997
                                                      --------------
                                                         341,166,245
                                                      --------------
               OIL AND GAS EXTRACTION - 7.72%
    1,330,800  ConocoPhillips ......................     112,199,748
    2,146,100  Schlumberger ........................     135,075,534
                                                      --------------
                                                         247,275,282
                                                      --------------
               PHARMACEUTICALS - 5.46%
    1,660,000  Eli Lilly ...........................      91,150,600
    2,900,000  Pfizer ..............................      83,955,000
                                                      --------------
                                                         175,105,600
                                                      --------------
               RESTAURANTS - 2.88%
    3,161,400  McDonald's ..........................      92,154,810
                                                      --------------
               RETAIL - 6.30%
    2,100,000  Bed Bath & Beyond* ..................      85,659,000
    2,287,500  Kohl's* .............................     116,113,500
                                                      --------------
                                                         201,772,500
                                                      --------------
               TECHNOLOGY - 4.06%
      805,600  Electronic Arts* ....................      36,187,552
    1,300,000  Maxim Integrated Products ...........      57,187,000
    2,892,800  Oracle* .............................      36,622,848
                                                      --------------
                                                         129,997,400
                                                      --------------
               TELECOMMUNICATIONS
               EQUIPMENT - 3.66%
    2,804,200  QUALCOMM ............................     117,243,602
                                                      --------------
               TRANSPORTATION - 3.63%
    1,467,800  United Parcel Service, Class B ......     116,220,404
                                                      --------------
               TOTAL COMMON STOCKS
                 (Cost $2,741,317,678) .............   2,971,492,798
                                                      --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 22

ABN AMRO FUNDS
--------------
MONTAG & CALDWELL GROWTH FUND                                   OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------


                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
INVESTMENT COMPANIES - 7.76%
  162,643,547  BlackRock Provident Institutional
                 TempCash Portfolio ...............   $  162,643,547
   86,157,930  BlackRock Provident Institutional
                 TempFund Portfolio ...............       86,157,930
                                                      --------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $248,801,477) ..............      248,801,477
                                                      --------------
TOTAL INVESTMENTS - 100.51%
   (Cost $2,990,119,155)** ........................    3,220,294,275
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - (0.51)% ........      (16,388,978)
                                                      --------------
NET ASSETS - 100.00% ..............................   $3,203,905,297
                                                      ==============

--------------------------
  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $2,995,560,116.

     Gross unrealized appreciation ................   $   331,034,440
     Gross unrealized depreciation ................      (106,300,281)
                                                      ---------------
     Net unrealized appreciation ..................   $   224,734,159
                                                      ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 23

ABN AMRO FUNDS
--------------
TAMRO LARGE CAP VALUE FUND                                      OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CASH AND OTHER NET ASSETS .....  4%
OTHER COMMON STOCKS ........... 24%
OIL AND GAS EXTRACTION ........ 13%
FINANCE ....................... 13%
COMMUNICATIONS ................ 10%
FOOD AND BEVERAGES ............  9%
CAPITAL GOODS .................  8%
RETAIL ........................  7%
INSURANCE .....................  6%
TECHNOLOGY ....................  6%

% OF TOTAL NET ASSETS


                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
COMMON STOCKS - 95.57%
               BIOTECHNOLOGY - 2.01%
       12,450  MedImmune* ..........................  $      353,829
                                                      --------------
               CAPITAL GOODS - 8.00%
       10,660  Eastman Kodak .......................         322,785
        3,696  General Dynamics ....................         377,435
        9,270  Masco ...............................         317,590
       10,620  Raytheon ............................         387,418
                                                      --------------
                                                           1,405,228
                                                      --------------
               CHEMICALS - 1.88%
        7,691  duPont (E. I.) de Nemours ...........         329,713
                                                      --------------
               COMMUNICATIONS - 10.03%
       11,875  Comcast, Class A* ...................         350,313
       32,644  Liberty Media, Class A* .............         291,184
       20,191  Time Warner* ........................         335,978
        9,840  Viacom, Class B .....................         359,062
       16,532  Vodafone Group, SP ADR ..............         426,360
                                                      --------------
                                                           1,762,897
                                                      --------------
               CONSUMER CYCLICALS - 1.78%
        8,989  SONY, SP ADR ........................         313,267
                                                      --------------
               CONSUMER STAPLES - 4.66%
        2,760  Avery Dennison ......................         167,918
        5,501  Kimberly-Clark ......................         328,245
       14,964  Newell Rubbermaid ...................         322,624
                                                      --------------
                                                             818,787
                                                      --------------
               FINANCE - 13.01%
            2  Berkshire Hathaway, Class A* ........         168,500
           81  Berkshire Hathaway, Class B* ........         227,124
        7,235  Citigroup ...........................         321,017
        3,760  Goldman Sachs Group .................         369,909
        7,432  JPMorgan Chase ......................         286,875


                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               FINANCE (CONTINUED)
       11,708  MBNA ................................  $      300,076
        5,827  Wachovia ............................         286,747
        8,441  Washington Mutual ...................         326,751
                                                      --------------
                                                           2,286,999
                                                      --------------
               FOOD AND BEVERAGES - 8.76%
        6,626  Coca-Cola ...........................         269,413
        9,917  ConAgra Foods .......................         261,809
       10,565  Kraft Foods, Class A ................         351,920
       23,090  Kroger* .............................         348,890
        6,200  PepsiCo .............................         307,396
                                                      --------------
                                                           1,539,428
                                                      --------------
               HEALTH CARE SERVICES - 1.43%
        6,835  HCA .................................         251,049
                                                      --------------
               INSURANCE - 6.35%
        8,301  Cincinnati Financial ................         346,567
        5,649  Loews ...............................         338,375
        3,580  Marsh & McLennan ....................          99,023
        7,160  Prudential Financial ................         332,725
                                                      --------------
                                                           1,116,690
                                                      --------------
               OIL AND GAS EXTRACTION - 12.82%
        5,330  Anadarko Petroleum ..................         359,508
        5,411  BP, SP ADR ..........................         315,191
        6,244  ChevronTexaco .......................         331,307
        4,559  Exxon Mobil .........................         224,394
        6,250  Royal Dutch Petroleum ...............         339,000
        5,367  Schlumberger ........................         337,799
        9,790  Transocean* .........................         345,097
                                                      --------------
                                                           2,252,296
                                                      --------------
               PHARMACEUTICALS - 5.20%
       13,866  Bristol-Myers Squibb ................         324,880
        4,540  Eli Lilly ...........................         249,292
       10,020  Medco Health Solutions* .............         339,778
                                                      --------------
                                                             913,950
                                                      --------------
               RESTAURANTS - 2.30%
       13,879  McDonald's ..........................         404,573
                                                      --------------
               RETAIL - 6.66%
        6,980  Costco Wholesale ....................         334,621
       10,620  Home Depot (The) ....................         436,270
        7,870  Kohl's* .............................         399,481
                                                      --------------
                                                           1,170,372
                                                      --------------
               TECHNOLOGY - 6.17%
        7,770  Automatic Data Processing ...........         337,141
        7,860  CANON, SP ADR .......................         389,070
       12,770  Microsoft ...........................         357,432
                                                      --------------
                                                           1,083,643
                                                      --------------
               TELECOMMUNICATIONS
               EQUIPMENT - 2.44%
       27,750  Nokia, SP ADR .......................         427,905
                                                      --------------
               TRANSPORTATION - 2.07%
       23,080  Southwest Airlines ..................         363,972
                                                      --------------
               TOTAL COMMON STOCKS
                 (Cost $15,328,573) ................      16,794,598
                                                      --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 24

ABN AMRO FUNDS
--------------
TAMRO LARGE CAP VALUE FUND                                      OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
INVESTMENT COMPANY - 4.86%
      854,640  BlackRock Provident Institutional
                 TempCash Portfolio ................  $      854,640
                                                      --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $854,640) ...................         854,640
                                                      --------------
TOTAL INVESTMENTS - 100.43%
   (Cost $16,183,213)** ............................      17,649,238
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - (0.43)% .........         (74,928)
                                                      --------------
NET ASSETS - 100.00% ...............................  $   17,574,310
                                                      ==============

-----------------------
  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $16,186,057.

     Gross unrealized appreciation ................  $     1,690,712
     Gross unrealized depreciation ................         (227,531)
                                                     ---------------
     Net unrealized appreciation ..................  $     1,463,181
                                                     ===============
  SP ADR Sponsored American Depositary Receipt


SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

                                                                            | 25

ABN AMRO FUNDS
--------------
VALUE FUND                                                      OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CASH AND OTHER NET ASSETS ... 3%
FINANCE .....................23%
OTHER COMMON STOCKS .........19%
OIL AND GAS EXTRACTION ......12%
CAPITAL GOODS ............... 9%
CONSUMER STAPLES ............ 8%
COMMUNICATIONS .............. 8%
BASIC MATERIALS ............. 8%
INSURANCE ................... 5%
UTILITIES ................... 5%

% OF TOTAL NET ASSETS

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
COMMON STOCKS - 96.94%
               BASIC MATERIALS - 8.44%
       48,400  Air Products & Chemicals ............  $    2,573,912
       21,300  Bowater .............................         784,692
       50,900  Dow Chemical ........................       2,287,446
       81,600  duPont (E. I.) de Nemours ...........       3,498,192
       82,300  International Paper .................       3,169,373
       60,400  PPG Industries ......................       3,850,500
       10,800  Praxair .............................         455,760
       52,000  Smurfit-Stone Container* ............         902,720
       99,500  Syngenta, ADR .......................       1,894,480
                                                      --------------
                                                          19,417,075
                                                      --------------
               CAPITAL GOODS - 8.65%
      207,000  Archer-Daniels-Midland ..............       4,009,590
       23,100  Cooper Industries ...................       1,476,090
       39,400  Deere ...............................       2,355,332
       44,400  Emerson Electric ....................       2,843,820
       17,100  Honeywell International .............         575,928
       70,500  Lockheed Martin .....................       3,883,845
       52,400  Masco ...............................       1,795,224
       57,200  Northrop Grumman ....................       2,960,100
                                                      --------------
                                                          19,899,929
                                                      --------------
               COMMUNICATIONS - 7.49%
      112,300  Comcast, Special Class A,
                 Non-Voting* .......................       3,261,192
       19,600  Cox Communications, Class A* ........         675,024
      218,500  Sprint ..............................       4,577,575
       56,600  Time Warner* ........................         941,824
      119,800  Verizon Communications ..............       4,684,180
      119,800  Vodafone Group, SP ADR ..............       3,089,642
                                                      --------------
                                                          17,229,437
                                                      --------------
               CONSUMER CYCLICALS - 1.46%
       35,900  Hasbro ..............................         635,071
       63,000  Tribune .............................       2,721,600
                                                      --------------
                                                           3,356,671
                                                      --------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               CONSUMER STAPLES - 7.76%
       71,300  Accenture, Class A* .................  $    1,726,173
      107,000  Altria Group ........................       5,185,220
       16,400  Colgate-Palmolive ...................         731,768
       23,200  Disney, Walt ........................         585,104
       53,400  Kimberly-Clark ......................       3,186,378
       53,100  Monsanto ............................       2,270,025
      114,100  Viacom, Class B .....................       4,163,509
                                                      --------------
                                                          17,848,177
                                                      --------------
               FINANCE - 23.39%
       54,100  American Express ....................       2,871,087
      209,772  Bank of America .....................       9,395,688
      195,100  Citigroup ...........................       8,656,587
       75,100  Fannie Mae ..........................       5,268,265
       17,400  Franklin Resources ..................       1,054,788
       13,700  Freddie Mac .........................         912,420
       55,400  Goldman Sachs Group .................       5,450,252
       73,804  JPMorgan Chase ......................       2,848,835
       34,400  MBNA ................................         881,672
      183,200  Mellon Financial ....................       5,294,480
       62,110  Merrill Lynch .......................       3,350,213
       64,600  Reed Elsevier, SP ADR ...............       2,325,600
       77,900  SunTrust Banks ......................       5,482,602
                                                      --------------
                                                          53,792,489
                                                      --------------
               FOOD AND BEVERAGES - 4.30%
       19,300  Diageo, SP ADR ......................       1,037,954
       50,900  Heinz (H.J.) ........................       1,850,215
       83,300  Kellogg .............................       3,581,900
       21,000  PepsiCo .............................       1,041,180
      101,700  Sara Lee ............................       2,367,576
                                                      --------------
                                                           9,878,825
                                                      --------------
               INSURANCE - 5.37%
       33,400  AFLAC ...............................       1,198,392
       76,200  Allstate ............................       3,664,458
       14,900  Chubb (The) .........................       1,074,737
       31,000  Hartford Financial Services Group ...       1,812,880
      120,080  MetLife .............................       4,605,084
                                                      --------------
                                                          12,355,551
                                                      --------------
               MEDICAL PRODUCTS AND
               SUPPLIES - 2.52%
       35,300  Baxter International ................       1,085,828
       80,500  Johnson & Johnson ...................       4,699,590
                                                      --------------
                                                           5,785,418
                                                      --------------
               OIL AND GAS EXTRACTION - 11.48%
       80,500  BP, SP ADR ..........................       4,689,125
       60,200  ConocoPhillips ......................       5,075,462
       14,400  Devon Energy ........................       1,065,168
       17,200  EOG Resources .......................       1,144,832
       90,000  Exxon Mobil .........................       4,429,800
       17,400  GlobalSantaFe .......................         513,300
       47,600  Noble Corp.* ........................       2,174,368
       16,800  Schlumberger ........................       1,057,392
       26,600  Total, SP ADR .......................       2,773,848
       83,500  Unocal ..............................       3,486,125
                                                      --------------
                                                          26,409,420
                                                      --------------

SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

| 26

ABN AMRO FUNDS
--------------
VALUE FUND                                                      OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

       PHARMACEUTICALS - 5.28%
       65,100  Abbott Laboratories .................  $    2,775,213
       10,400  Eli Lilly ...........................         571,064
       66,700  Merck ...............................       2,088,377
       32,100  Novartis, ADR .......................       1,541,121
       50,500  Pfizer ..............................       1,461,975
       16,400  Roche Holdings, SP ADR ..............       1,670,781
       51,100  Wyeth ...............................       2,026,115
                                                      --------------
                                                          12,134,646
                                                      --------------
               RESTAURANTS - 0.61%
       48,200  McDonald's ..........................       1,405,030
                                                      --------------
               RETAIL - 1.82%
      109,300  Gap (The) ...........................       2,183,814
       83,300  TJX .................................       1,997,534
                                                      --------------
                                                           4,181,348
                                                      --------------
               TECHNOLOGY - 1.43%
       19,000  Fiserv* .............................         675,260
       55,000  Hewlett-Packard .....................       1,026,300
       12,900  IBM .................................       1,157,775
       16,900  Novellus Systems* ...................         437,879
                                                      --------------
                                                           3,297,214
                                                      --------------
               TRANSPORTATION - 1.54%
       53,800  Burlington Northern Santa Fe ........       2,249,378
       20,300  Union Pacific .......................       1,278,291
                                                      --------------
                                                           3,527,669
                                                      --------------
               UTILITIES - 5.40%
       31,400  Cinergy .............................       1,240,928
       51,600  Dominion Resources ..................       3,318,912
       51,300  Energy East .........................       1,292,760
       23,800  Entergy .............................       1,555,568
       16,400  Exelon ..............................         649,768
       14,360  FirstEnergy .........................         593,499
       21,100  KeySpan .............................         842,945
        9,600  National Fuel Gas ...................         268,992
       22,200  PPL .................................       1,154,400
       24,500  TXU .................................       1,499,890
                                                      --------------
                                                          12,417,662
                                                      --------------
               TOTAL COMMON STOCKS
                 (Cost $191,558,927) ...............     222,936,561
                                                      --------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
INVESTMENT COMPANY - 3.04%
    6,995,043  BlackRock Provident Institutional
                 TempCash Portfolio ................  $    6,995,043
                                                      --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $6,995,043) .................       6,995,043
                                                      --------------
TOTAL INVESTMENTS - 99.98%
   (Cost $198,553,970)** ...........................     229,931,604
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - 0.02% ...........          47,099
                                                      --------------
NET ASSETS - 100.00% ...............................  $  229,978,703
                                                      ==============

---------------------------
  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $199,128,253.

     Gross unrealized appreciation .................  $    33,225,481
     Gross unrealized depreciation .................       (2,422,130)
                                                      ---------------
     Net unrealized appreciation ...................  $    30,803,351
                                                      ===============
     ADR American Depositary Receipt
  SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 27

ABN AMRO FUNDS
--------------
VEREDUS SELECT GROWTH FUND                                      OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

COMMERCIAL SERVICES ..........   5%
CAPITAL GOODS ................  22%
OTHER COMMON STOCKS ..........  20%
BUILDING .....................  10%
CASH AND OTHER NET ASSETS ....  10%
BASIC MATERIALS ..............   9%
HEALTH CARE SERVICES .........   7%
FINANCE ......................   6%
CHEMICALS ....................   6%
TELECOMMUNICATIONS EQUIPMENT .   5%

% OF TOTAL NET ASSETS

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
COMMON STOCKS - 89.73%
               BASIC MATERIALS - 9.18%
        1,800  Inco* ...............................  $       63,720
        2,100  International Steel Group* ..........          77,553
        1,200  Phelps Dodge ........................         105,048
                                                      --------------
                                                             246,321
                                                      --------------
               BIOTECHNOLOGY - 3.13%
        1,600  Genzyme* ............................          83,952
                                                      --------------
               BUILDING - 10.21%
        1,600  Centex ..............................          83,104
        2,700  Lennar ..............................         121,446
        1,500  Toll Brothers* ......................          69,525
                                                      --------------
                                                             274,075
                                                      --------------
               CAPITAL GOODS - 21.55%
        1,500  Boeing ..............................          74,850
        2,500  Danaher .............................         137,825
        2,000  Deere ...............................         119,560
        1,600  Ingersoll-Rand, Class A .............         109,504
        1,500  Lockheed Martin .....................          82,635
          900  Precision Castparts .................          54,000
                                                      --------------
                                                             578,374
                                                      --------------
               CHEMICALS - 6.33%
        1,800  Dow Chemical ........................          80,892
        1,600  Sigma-Aldrich .......................          89,024
                                                      --------------
                                                             169,916
                                                      --------------
               COMMERCIAL SERVICES - 4.55%
        4,600  Robert Half International ...........         122,038
                                                      --------------
               COMMUNICATIONS - 2.88%
        2,500  Univision Communications,
                 Class A* ..........................          77,400
                                                      --------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               CONSUMER STAPLES - 3.53%
        1,300  Fortune Brands ......................  $       94,666
                                                      --------------
               ENTERTAINMENT AND LEISURE - 2.62%
        1,500  Brunswick ...........................          70,380
                                                      --------------
               FINANCE - 5.67%
          550  Chicago Mercantile Exchange .........          96,651
        4,300  E*TRADE Financial* ..................          55,470
                                                      --------------
                                                             152,121
                                                      --------------
               HEALTH CARE SERVICES - 7.09%
        1,300  Bausch & Lomb .......................          79,248
        1,900  Johnson & Johnson ...................         110,922
                                                      --------------
                                                             190,170
                                                      --------------
               INSURANCE - 2.36%
        1,000  CIGNA ...............................          63,460
                                                      --------------
               MEDICAL PRODUCTS AND
               SUPPLIES - 2.02%
          700  Zimmer Holdings* ....................          54,313
                                                      --------------
               OIL AND GAS EXTRACTION - 0.78%
        1,300  Chesapeake Energy ...................          20,904
                                                      --------------
               RETAIL - 3.12%
        2,800  RadioShack ..........................          83,804
                                                      --------------
               TELECOMMUNICATIONS
               EQUIPMENT - 4.71%
        2,200  Comverse Technology* ................          45,408
        4,700  Motorola ............................          81,122
                                                      --------------
                                                             126,530
                                                      --------------
               TOTAL COMMON STOCKS
                 (Cost $2,322,715) .................       2,408,424
                                                      --------------

INVESTMENT COMPANIES - 9.40%
      141,695  BlackRock Provident Institutional
                 TempCash Portfolio ................         141,695
      110,714  BlackRock Provident Institutional
                 TempFund Portfolio ................         110,714
                                                      --------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $252,409) ...................         252,409
                                                      --------------
TOTAL INVESTMENTS - 99.13%
   (Cost $2,575,124)** .............................       2,660,833
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - 0.87% ...........          23,431
                                                      --------------
NET ASSETS - 100.00% ...............................  $    2,684,264
                                                      ==============

------------------------
  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $2,581,664.

     Gross unrealized appreciation ................  $       125,120
     Gross unrealized depreciation ................          (45,951)
                                                     ---------------
     Net unrealized appreciation ..................  $        79,169
                                                     ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 28

ABN AMRO FUNDS
--------------
MID CAP FUND                                                    OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

AGRICULTURE ..................  5%
OTHER COMMON STOCKS .......... 32%
PRINTING AND PUBLISHING ...... 13%
TECHNOLOGY ................... 12%
CASH AND OTHER NET ASSETS ....  8%
ELECTRONICS ..................  7%
CAPITAL GOODS ................  6%
TELECOMMUNICATIONS
EQUIPMENT ....................  6%
AUTOMOTIVE ...................  6%
OIL AND GAS EXTRACTION .......  5%

% OF TOTAL NET ASSETS

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
COMMON STOCKS - 91.52%
               AGRICULTURE - 5.16%
      250,800  Bunge ...............................  $   11,970,684
      216,400  Monsanto ............................       9,251,100
                                                      --------------
                                                          21,221,784
                                                      --------------
               AUTOMOTIVE - 5.94%
      225,000  BorgWarner ..........................      10,435,500
      191,800  Magna International, Class A ........      13,991,810
                                                      --------------
                                                          24,427,310
                                                      --------------
               CAPITAL GOODS - 6.15%
      352,500  Chicago Bridge & Iron ...............      10,909,875
      234,900  York International ..................       7,479,216
      130,500  Zebra Technologies* .................       6,915,195
                                                      --------------
                                                          25,304,286
                                                      --------------
               CHEMICALS - 3.60%
      278,100  Engelhard ...........................       7,870,230
      158,500  FMC* ................................       6,950,225
                                                      --------------
                                                          14,820,455
                                                      --------------
               COMMUNICATIONS - 1.68%
      563,000  Interpublic Group* ..................       6,902,380
                                                      --------------
               CONSUMER CYCLICALS - 3.07%
      722,200  Mattel ..............................      12,645,722
                                                      --------------
               ELECTRONICS - 6.95%
      653,700  American Power Conversion ...........      12,603,336
      164,500  Paxar* ..............................       3,627,225
      843,300  Symbol Technologies .................      12,388,077
                                                      --------------
                                                          28,618,638
                                                      --------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               ENTERTAINMENT AND LEISURE - 4.17%
      461,400  Hearst-Argyle Television ............  $   12,024,084
      432,900  Metro-Goldwyn-Mayer* ................       5,116,877
                                                      --------------
                                                          17,140,961
                                                      --------------
               INSURANCE - 2.89%
      284,750  Cincinnati Financial ................      11,888,313
                                                      --------------
               MEDICAL PRODUCTS AND
               SUPPLIES - 4.87%
      345,100  Edwards Lifesciences* ...............      11,795,518
      402,400  PerkinElmer .........................       8,265,296
                                                      --------------
                                                          20,060,814
                                                      --------------
               OIL AND GAS EXTRACTION - 5.19%
      484,073  FMC Technologies* ...................      14,633,527
      319,400  Veritas DGC* ........................       6,739,340
                                                      --------------
                                                          21,372,867
                                                      --------------
               OTHER - 2.28%
       85,000  Midcap SPDR Trust Series 1 ..........       9,367,000
                                                      --------------
               PHARMACEUTICALS - 4.18%
      198,200  Alpharma, Class A ...................       3,359,490
      494,000  King Pharmaceuticals* ...............       5,389,540
      297,500  Shire Pharmaceuticals Group,
                 ADR ...............................       8,449,000
                                                      --------------
                                                          17,198,030
                                                      --------------
               PRINTING AND PUBLISHING - 13.28%
      360,100  Belo, Class A .......................       8,372,325
    1,362,200  Pearson, SP ADR .....................      15,038,688
    1,445,400  Reader's Digest Association,
                 Class A ...........................      20,351,232
      359,600  Scholastic* .........................      10,903,072
                                                      --------------
                                                          54,665,317
                                                      --------------
               TECHNOLOGY - 11.46%
      172,200  Diebold .............................       8,239,770
      923,400  Mentor Graphics* ....................      10,748,376
      435,107  Progress Software* ..................       8,641,225
    1,839,200  Unisys* .............................      19,532,304
                                                      --------------
                                                          47,161,675
                                                      --------------
               TELECOMMUNICATIONS
               EQUIPMENT - 5.91%
    1,001,180  Andrew* .............................      13,996,496
      168,100  Harris ..............................      10,343,193
                                                      --------------
                                                          24,339,689
                                                      --------------
               TRANSPORTATION - 4.74%
      243,900  CNF .................................      10,677,942
      246,000  USF .................................       8,816,640
                                                      --------------
                                                          19,494,582
                                                      --------------
               TOTAL COMMON STOCKS
                 (Cost $334,261,943) ...............     376,629,823
                                                      --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 29

ABN AMRO FUNDS
--------------
MID CAP FUND                                                    OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
INVESTMENT COMPANIES - 6.49%
   20,734,796  BlackRock Provident Institutional
                 TempCash Portfolio ................  $   20,734,796
    5,971,495  BlackRock Provident Institutional
                 TempFund Portfolio ................       5,971,495
                                                      --------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $26,706,291) ................      26,706,291
                                                      --------------
TOTAL INVESTMENTS - 98.01%
   (Cost $360,968,234)** ...........................     403,336,114
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - 1.99% ...........       8,190,904
                                                      --------------
NET ASSETS - 100.00% ...............................  $  411,527,018
                                                      ==============

------------------------
  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $361,736,584.

     Gross unrealized appreciation .................  $    49,895,750
     Gross unrealized depreciation .................       (8,296,220)
                                                      ---------------
     Net unrealized appreciation ...................  $    41,599,530
                                                      ===============
     ADR American Depositary Receipt
  SP ADR Sponsored American Depositary Receipt
    SPDR Standard & Poor's Depositary Receipts

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 30

ABN AMRO FUNDS
--------------
TAMRO SMALL CAP FUND                                            OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

OIL AND GAS EXTRACTION ......  5%
OTHER COMMON STOCKS ......... 25%
CAPITAL GOODS ............... 13%
FINANCE ..................... 11%
COMMUNICATIONS .............. 10%
COMMERCIAL SERVICES .........  9%
RETAIL ......................  8%
TECHNOLOGY ..................  7%
CASH AND OTHER NET ASSETS ...  6%
FOOD AND BEVERAGES ..........  6%

% OF TOTAL NET ASSETS
                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
COMMON STOCKS - 94.22%
               BIOTECHNOLOGY - 3.00%
      135,770  Human Genome Sciences* ..............  $    1,397,073
      191,440  Incyte* .............................       1,990,976
                                                      --------------
                                                           3,388,049
                                                      --------------
               CAPITAL GOODS - 12.93%
       55,250  Analogic ............................       2,350,611
       42,480  Cognex ..............................       1,087,488
      195,415  General Cable* ......................       2,403,604
       67,980  Manitowoc (The) .....................       2,399,694
       46,660  Martin Marietta Materials ...........       2,124,430
       55,150  Teleflex ............................       2,415,019
      250,300  Viisage Technology* .................       1,809,669
                                                      --------------
                                                          14,590,515
                                                      --------------
               CHEMICALS - 2.05%
      106,280  Sensient Technologies ...............       2,308,402
                                                      --------------
               COMMERCIAL SERVICES - 8.86%
      135,960  Central Parking .....................       1,842,258
      450,052  Hooper Holmes .......................       2,362,773
       52,120  MAXIMUS* ............................       1,416,622
       67,970  Valassis Communications* ............       2,336,809
       76,450  Watson Wyatt & Co. Holdings .........       2,029,747
                                                      --------------
                                                           9,988,209
                                                      --------------
               COMMUNICATIONS - 9.70%
      374,320  DoubleClick* ........................       2,380,675
       97,840  Emmis Communications,
                 Class A* ..........................       1,829,608
      124,270  Internet Security Systems* ..........       2,704,115
      442,215  3Com* ...............................       1,830,770
      225,520  TIBCO Software* .....................       2,192,055
                                                      --------------
                                                          10,937,223
                                                      --------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               CONSUMER CYCLICALS - 3.85%
       51,060  La-Z-Boy ............................  $      673,481
      108,400  Natuzzi, SP ADR .....................       1,115,436
      127,230  Vail Resorts* .......................       2,552,234
                                                      --------------
                                                           4,341,151
                                                      --------------
               FINANCE - 11.41%
      183,010  FelCor Lodging Trust, REIT* .........       2,126,576
      138,195  Innkeepers USA Trust, REIT ..........       1,914,001
      195,290  Knight Trading Group* ...............       2,029,063
       72,070  Post Properties, REIT ...............       2,312,726
       84,740  Raymond James Financial .............       2,211,714
       72,260  Washington REIT .....................       2,272,577
                                                      --------------
                                                          12,866,657
                                                      --------------
               FOOD AND BEVERAGES - 5.66%
       89,320  American Italian Pasta, Class A .....       1,813,196
      148,380  Hain Celestial Group* ...............       2,400,788
       93,360  Performance Food Group* .............       2,171,554
                                                      --------------
                                                           6,385,538
                                                      --------------
               HEALTH CARE SERVICES - 1.56%
       76,600  Accredo Health* .....................       1,764,098
                                                      --------------
               INSURANCE - 2.49%
       64,310  FPIC Insurance Group* ...............       1,787,818
       32,290  Hilb Rogal & Hobbs ..................       1,023,593
                                                      --------------
                                                           2,811,411
                                                      --------------
               OIL AND GAS EXTRACTION - 5.51%
       76,524  Helmerich & Payne ...................       2,184,760
       65,060  Tidewater ...........................       2,012,306
       68,110  Whiting Petroleum* ..................       2,021,505
                                                      --------------
                                                           6,218,571
                                                      --------------
               PHARMACEUTICALS - 6.03%
       97,760  Andrx* ..............................       2,115,526
      130,370  Perrigo .............................       2,370,127
       54,890  Pharmaceutical Product
                 Development* ......................       2,318,005
                                                      --------------
                                                           6,803,658
                                                      --------------
               RESTAURANTS - 4.16%
      101,920  California Pizza Kitchen* ...........       2,254,470
      157,130  O' Charley's* .......................       2,438,658
                                                      --------------
                                                           4,693,128
                                                      --------------
               RETAIL - 7.73%
      157,000  99 Cents Only Stores* ...............       2,419,370
       97,800  Genesco* ............................       2,503,680
       89,270  Guess ?* ............................       1,490,809
       93,360  Longs Drug Stores ...................       2,305,992
                                                      --------------
                                                           8,719,851
                                                      --------------
               TECHNOLOGY - 7.27%
      284,410  CIBER* ..............................       2,571,066
      131,610  Eclipsys* ...........................       2,233,422
      107,120  ManTech International, Class A* .....       2,315,934
       68,140  OmniVision Technologies* ............       1,083,426
                                                      --------------
                                                           8,203,848
                                                      --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 31

ABN AMRO FUNDS
--------------
TAMRO SMALL CAP FUND                                            OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               TELECOMMUNICATIONS
               EQUIPMENT - 2.01%
      161,790  Andrew* .............................  $    2,261,824
                                                      --------------
               TOTAL COMMON STOCKS
                 (Cost $98,903,071) ................     106,282,133
                                                      --------------

INVESTMENT COMPANIES - 6.15%
    5,700,698  BlackRock Provident Institutional
                 TempCash Portfolio ................       5,700,698
    1,241,750  BlackRock Provident Institutional
                 TempFund Portfolio ................       1,241,750
                                                      --------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $6,942,448) .................       6,942,448
                                                      --------------
TOTAL INVESTMENTS - 100.37%
   (Cost $105,845,519)** ...........................     113,224,581
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - (0.37)% .........        (415,688)
                                                      --------------
NET ASSETS - 100.00% ...............................  $  112,808,893
                                                      ==============

----------------------------
  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $105,763,819.

     Gross unrealized appreciation .................  $    12,687,115
     Gross unrealized depreciation .................       (5,226,353)
                                                      ---------------
     Net unrealized appreciation ...................  $     7,460,762
                                                      ===============
    REIT Real Estate Investment Trust
  SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 32

ABN AMRO FUNDS
--------------
VEREDUS AGGRESSIVE GROWTH FUND                                  OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

OTHER COMMON STOCKS ..........  19%
BUILDING .....................  13%
BASIC MATERIALS ..............  14%
CAPITAL GOODS ................  12%
COMMUNICATIONS ...............  11%
RETAIL .......................  10%
FINANCE ......................   7%
MEDICAL PRODUCTS AND SUPPLIES    7%
OIL AND GAS EXTRACTION .......   4%
CASH AND OTHER NET ASSETS ....   3%

% OF TOTAL NET ASSETS

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
COMMON STOCKS - 97.55%
               AEROSPACE/DEFENSE - 0.86%
      638,350  BE Aerospace* .......................  $    5,477,043
                                                      --------------
               BASIC MATERIALS - 14.20%
    1,028,100  AK Steel Holding* ...................       9,797,793
      391,000  Arch Coal ...........................      12,715,320
      128,300  Century Aluminum* ...................       2,968,862
      279,250  Cleveland-Cliffs* ...................      20,357,325
       60,150  Gibraltar Industries ................       2,105,851
      141,200  OM Group* ...........................       4,658,188
      367,150  RTI International Metals* ...........       7,354,014
      419,050  Schnitzer Steel  Industries .........      11,838,163
      333,200  Steel Dynamics ......................      11,062,240
       66,700  Texas Industries ....................       3,397,031
      142,300  Wheeling-Pittsburgh* ................       4,503,795
                                                      --------------
                                                          90,758,582
                                                      --------------
               BIOTECHNOLOGY - 1.24%
      168,500  Martek Biosciences* .................       7,928,936
                                                      --------------
               BUILDING - 13.03%
      112,475  Beazer Homes USA ....................      12,347,505
      146,788  M.D.C. Holdings .....................      11,265,979
      177,750  Ryland Group (The) ..................      16,955,572
      169,250  Standard-Pacific ....................       9,503,388
      508,900  Toll Brothers* ......................      23,587,515
      408,750  WCI Communities* ....................       9,646,500
                                                      --------------
                                                          83,306,459
                                                      --------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
               CAPITAL GOODS - 12.41%
      344,850  Bucyrus International, Class A ......  $   10,345,500
      324,950  Coherent* ...........................       7,841,043
      373,100  Commercial Metals ...................      13,487,565
    1,223,700  GrafTech International* .............      11,331,462
      417,150  GSI Lumonics* .......................       3,733,910
      435,500  Joy Global ..........................      14,715,545
      290,700  Rofin-Sinar Technologies* ...........       8,712,279
      193,700  Silgan Holdings .....................       9,192,034
                                                      --------------
                                                          79,359,338
                                                      --------------
               COMMERCIAL SERVICES - 3.66%
      422,750  Navigant Consulting* ................      10,513,793
      307,800  Resources Connection* ...............      12,921,444
                                                      --------------
                                                          23,435,237
                                                      --------------
               COMMUNICATIONS - 11.03%
    1,250,900  Akamai Technologies* ................      17,324,965
      187,100  F5 Networks* ........................       7,474,645
      162,700  InfoSpace* ..........................       8,541,750
      923,400  iVillage* ...........................       4,732,425
      513,000  Polycom* ............................      10,593,450
      596,800  RSA Security* .......................      12,210,528
      237,300  Websense* ...........................       9,627,261
                                                      --------------
                                                          70,505,024
                                                      --------------
               CONSUMER CYCLICALS - 0.83%
      139,500  Deckers Outdoor .....................       5,281,470
                                                      --------------
               ENTERTAINMENT AND LEISURE - 0.56%
       72,100  Choice Hotels International .........       3,597,790
                                                      --------------
               FINANCE - 7.45%
      211,900  Accredited Home Lenders
                 Holding* ..........................       7,645,352
      125,300  Chicago Mercantile Exchange .........      22,018,969
      532,750  Portfolio Recovery Associates* ......      17,964,330
                                                      --------------
                                                          47,628,651
                                                      --------------
               HEALTH CARE SERVICES - 2.40%
      323,950  Centene* ............................      15,364,949
                                                      --------------
               MEDICAL PRODUCTS AND
               SUPPLIES - 6.85%
      503,350  ArthroCare* .........................      15,508,214
    1,084,400  Cytyc* ..............................      28,291,996
                                                      --------------
                                                          43,800,210
                                                      --------------
               OIL AND GAS EXTRACTION - 3.98%
      308,200  Chesapeake Energy ...................       4,955,856
      574,400  Comstock Resources* .................      12,636,800
      407,200  Patterson-UTI Energy ................       7,830,456
                                                      --------------
                                                          25,423,112
                                                      --------------
               PHARMACEUTICALS - 1.26%
      221,025  Connetics* ..........................       5,941,152
       85,900  Eon Labs* ...........................       2,113,999
                                                      --------------
                                                           8,055,151
                                                      --------------
               RESTAURANTS - 0.39%
      107,200  Texas Roadhouse, Class A* ...........       2,467,744
                                                      --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 33

ABN AMRO FUNDS
--------------
VEREDUS AGGRESSIVE GROWTH FUND                                  OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               RETAIL - 9.50%
      223,950  Aeropostale* ........................  $    7,065,622
      398,625  Coldwater Creek* ....................       9,176,347
      352,800  Gander Mountain* ....................       6,863,724
      541,050  Genesco* ............................      13,850,880
      214,750  Guitar Center* ......................       9,584,293
      448,362  Jos. A. Bank Clothiers* .............      14,231,010
                                                      --------------
                                                          60,771,876
                                                      --------------
               TECHNOLOGY - 1.89%
      377,000  SeaChange International* ............       6,424,080
      159,900  Silicon Image* ......................       2,190,630
      387,600  Skyworks Solutions* .................       3,445,764
                                                      --------------
                                                          12,060,474
                                                      --------------
               TELECOMMUNICATIONS
               EQUIPMENT - 3.92%
      729,600  Sierra Wireless* ....................      12,446,976
      566,300  Tekelec* ............................      12,639,816
                                                      --------------
                                                          25,086,792
                                                      --------------
               TRANSPORTATION - 2.09%
      180,525  Arkansas Best .......................       7,056,722
      194,750  Overnite ............................       6,302,110
                                                      --------------
                                                          13,358,832
                                                      --------------
               TOTAL COMMON STOCKS
                 (Cost $533,967,225) ...............     623,667,670
                                                      --------------

INVESTMENT COMPANY - 2.50%
   16,017,687  BlackRock Provident Institutional
                 TempCash Portfolio ................      16,017,687
                                                      --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $16,017,687) ................      16,017,687
                                                      --------------
TOTAL INVESTMENTS - 100.05%
   (Cost $549,984,912)** ...........................     639,685,357
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - (0.05)% .........        (341,165)
                                                      --------------
NET ASSETS - 100.00% ...............................  $  639,344,192
                                                      ==============

-------------------------
  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $550,087,183.

     Gross unrealized appreciation .................  $   112,478,484
     Gross unrealized depreciation .................      (22,880,310)
                                                      ---------------
     Net unrealized appreciation ...................  $    89,598,174
                                                      ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 34

ABN AMRO FUNDS
--------------
REAL ESTATE FUND                                                OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

RETAIL ...................... 30%
INDUSTRIAL .................. 16%
RESIDENTIAL ................. 16%
OFFICE PROPERTIES ........... 16%
STORAGE .....................  5%
HOTELS ......................  5%
DIVERSIFIED .................  4%
FOREIGN COMMON STOCK ........  3%
CASH AND OTHER NET ASSETS ...  1%
HEALTH CARE .................  3%
NET LEASE ...................  1%

% OF TOTAL NET ASSETS

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
COMMON STOCKS - 95.28%
               DIVERSIFIED - 4.14%
       44,600  Vornado Realty Trust ................  $    2,997,120
                                                      --------------
               HEALTH CARE - 2.70%
       70,200  Health Care Property Investors ......       1,953,666
                                                      --------------
               HOTELS - 4.64%
      130,000  Lodgian* ............................       1,339,000
       54,200  Orient Express Hotels ...............         962,050
       63,100  Sunstone Hotel Investors* ...........       1,063,235
                                                      --------------
                                                           3,364,285
                                                      --------------
               INDUSTRIAL - 16.50%
       43,485  AMB Property ........................       1,630,687
       37,376  Catellus Development ................       1,077,924
       47,300  CenterPoint Properties ..............       2,189,990
       73,080  Duke Realty .........................       2,492,028
       38,000  Liberty Property Trust ..............       1,540,900
       77,600  ProLogis Trust ......................       3,024,848
                                                      --------------
                                                          11,956,377
                                                      --------------
               NET LEASE - 0.96%
       21,600  Capital Automotive ..................         696,816
                                                      --------------
               OFFICE PROPERTIES - 16.13%
       32,075  Alexandria Real Estate Equities .....       2,118,554
       41,485  Boston Properties ...................       2,477,484
       43,900  Brookfield Properties ...............       1,491,283
       57,400  Corporate Office Properties Trust ...       1,573,908
       46,184  Equity Office Properties Trust ......       1,298,694
       57,800  Maguire Properties ..................       1,511,470
       22,100  SL Green Realty .....................       1,211,522
                                                      --------------
                                                          11,682,915
                                                      --------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               RESIDENTIAL - 15.79%
      103,100  Archstone-Smith Trust ...............  $    3,459,005
       35,824  AvalonBay Communities ...............       2,345,397
       82,900  Equity Residential Properties
                 Trust .............................       2,764,715
       23,300  Essex Property Trust ................       1,828,118
       28,600  Gables Residential Trust ............       1,043,900
                                                      --------------
                                                          11,441,135
                                                      --------------
               RETAIL - 29.81%
       24,600  CBL & Associates Properties .........       1,612,530
       23,800  Cedar Shopping Centers ..............         322,014
       66,800  Developers Diversified Realty .......       2,792,240
       86,700  General Growth Properties ...........       2,860,233
        8,670  General Growth Properties,
                 Warrants ..........................              --
       55,350  Kimco Realty ........................       3,019,343
       11,300  Macerich (The) ......................         675,175
       57,025  Mills ...............................       3,162,036
       28,200  Pan Pacific Retail Properties .......       1,597,530
       40,100  Regency Centers .....................       1,959,286
       61,700  Simon Property Group ................       3,598,344
                                                      --------------
                                                          21,598,731
                                                      --------------
               STORAGE - 4.61%
       53,600  Extra Space Storage .................         742,896
       49,700  Public Storage ......................       2,596,825
                                                      --------------
                                                           3,339,721
                                                      --------------
               TOTAL COMMON STOCKS
                 (Cost $51,177,997) ................      69,030,766
                                                      --------------

FOREIGN COMMON STOCK - 3.55%
               CANADA - 3.55%
      178,500  Boardwalk Real Estate
                 Investment Trust ..................       2,572,683
                                                      --------------
               TOTAL FOREIGN COMMON STOCK
                 (Cost $1,814,986) .................       2,572,683
                                                      --------------

INVESTMENT COMPANY - 1.06%
      768,701  BlackRock Provident Institutional
                 TempCash Portfolio ................         768,701
                                                      --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $768,701) ...................         768,701
                                                      --------------
TOTAL INVESTMENTS - 99.89%
   (Cost $53,761,684)** ............................      72,372,150
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - 0.11% ...........          79,023
                                                      --------------
NET ASSETS - 100.00% ...............................  $   72,451,173
                                                      ==============

-------------------------
  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $53,515,891.

     Gross unrealized appreciation .................  $    18,986,329
     Gross unrealized depreciation .................         (130,070)
                                                      ---------------
     Net unrealized appreciation ...................  $    18,856,259
                                                      ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 35

ABN AMRO FUNDS
--------------
VEREDUS SCITECH FUND                                            OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

MEDICAL PRODUCTS AND SUPPLIES .. 24%
TELECOMM. EQUIPMENT ............ 18%
COMMUNICATIONS ................. 18%
INDUSTRIAL ..................... 11%
AEROSPACE/ DEFENSE .............  9%
ELECTRONICS ....................  7%
BIOTECHNOLOGY ..................  5%
OTHER COMMON STOCKS ............  5%
CHEMICALS ......................  3%

% OF TOTAL NET ASSETS

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
COMMON STOCKS - 99.94%
               AEROSPACE/DEFENSE - 8.83%
        6,000  Boeing ..............................  $      299,400
        6,000  Lockheed Martin .....................         330,540
                                                      --------------
                                                             629,940
                                                      --------------
               BIOTECHNOLOGY - 5.43%
        5,500  Genzyme* ............................         288,585
        2,100  Martek Biosciences* .................          98,818
                                                      --------------
                                                             387,403
                                                      --------------
               CHEMICALS - 3.35%
        4,300  Sigma-Aldrich .......................         239,252
                                                      --------------
               COMMUNICATIONS - 17.48%
       25,200  Akamai Technologies* ................         349,020
        4,800  F5 Networks* ........................         191,760
        2,000  InfoSpace* ..........................         105,000
       11,100  iVillage* ...........................          56,887
       15,500  RSA Security* .......................         317,130
        5,600  Websense* ...........................         227,192
                                                      --------------
                                                           1,246,989
                                                      --------------
               COMPUTER SOFTWARE - 1.15%
        4,800  SeaChange International* ............          81,792
                                                      --------------
               ELECTRONICS - 6.67%
       10,400  Coherent* ...........................         250,952
        7,500  Rofin-Sinar Technologies* ...........         224,775
                                                      --------------
                                                             475,727
                                                      --------------
               INDUSTRIAL - 11.33%
       20,000  Core Molding Technologies* ..........          49,000
       29,500  GrafTech International* .............         273,170
       20,800  GSI Lumonics* .......................         186,181
        5,000  Precision Castparts .................         300,000
                                                      --------------
                                                             808,351
                                                      --------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               MEDICAL PRODUCTS AND
               SUPPLIES - 23.58%
       11,950  ArthroCare* .........................  $      368,179
        4,500  Bausch & Lomb .......................         274,320
       15,900  Cytyc* ..............................         414,831
        5,400  Johnson & Johnson ...................         315,252
        4,000  Zimmer Holdings* ....................         310,360
                                                      --------------
                                                           1,682,942
                                                      --------------
               PHARMACEUTICALS - 2.08%
        4,600  Connetics* ..........................         123,648
        1,000  Eon Labs* ...........................          24,610
                                                      --------------
                                                             148,258
                                                      --------------
               SEMICONDUCTORS - 1.60%
        2,000  Silicon Image* ......................          27,400
        9,800  Skyworks Solutions* .................          87,122
                                                      --------------
                                                             114,522
                                                      --------------
               TELECOMMUNICATIONS
               EQUIPMENT - 18.44%
        6,600  Comverse Technology* ................         136,224
       20,000  Essex* ..............................         234,000
       13,800  Motorola ............................         238,188
        6,200  Polycom* ............................         128,030
       14,600  Sierra Wireless* ....................         249,076
       14,800  Tekelec* ............................         330,336
                                                      --------------
                                                           1,315,854
                                                      --------------
               TOTAL COMMON STOCKS
                 (Cost $7,015,723) .................       7,131,030
                                                      --------------

INVESTMENT COMPANY - 5.34%
      381,211  BlackRock Provident Institutional
                 TempCash Portfolio ................         381,211
                                                      --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $381,211) ...................         381,211
                                                      --------------
TOTAL INVESTMENTS - 105.28%
   (Cost $7,396,934)** .............................       7,512,241
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - (5.28)% .........        (376,888)
                                                      --------------
NET ASSETS - 100.00% ...............................  $    7,135,353
                                                      ==============

------------------------
  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $7,397,142.

     Gross unrealized appreciation .................  $       603,408
     Gross unrealized depreciation .................         (488,309)
                                                      ---------------
     Net unrealized appreciation ...................  $       115,099
                                                      ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 36

ABN AMRO FUNDS
--------------
EQUITY PLUS FUND                                                OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

OTHER COMMON STOCKS .........  29%
TECHNOLOGY ..................  17%
FINANCE .....................  16%
RETAIL ......................   6%
PHARMACEUTICALS .............   6%
OIL AND GAS EXTRACTION ......   6%
ELECTRICAL ..................   6%
CONSUMER STAPLES ............   5%
CAPITAL GOODS ...............   5%
CASH AND OTHER NET ASSETS ...   4%

% OF TOTAL NET ASSETS


                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
COMMON STOCKS - 96.13%
               AUTOMOBILE - 0.76%
       15,900  Ford Motor ..........................  $      207,177
        4,900  General Motors ......................         188,895
                                                      --------------
                                                             396,072
                                                      --------------
               BASIC MATERIALS - 1.11%
        7,600  Alcoa ...............................         247,000
          900  Allegheny Technologies ..............          15,129
          800  Boise Cascade* ......................          23,616
        4,200  International Paper .................         161,742
        2,100  Weyerhaeuser ........................         131,544
                                                      --------------
                                                             579,031
                                                      --------------
               BIOTECHNOLOGY - 1.20%
       11,000  Amgen* ..............................         624,800
                                                      --------------
               CAPITAL GOODS - 5.05%
          600  Black & Decker ......................          48,168
        7,300  Boeing ..............................         364,270
        2,600  Eastman Kodak .......................          78,728
        1,800  General Dynamics ....................         183,816
        7,500  Honeywell International .............         252,600
        3,900  Raytheon ............................         142,272
        1,500  Rockwell Automation .................          62,535
        6,800  3M ..................................         527,476
       17,500  Tyco International ..................         545,125
        4,500  United Technologies .................         417,690
                                                      --------------
                                                           2,622,680
                                                      --------------
               CHEMICALS - 1.43%
        8,200  Dow Chemical ........................         368,508
        8,700  duPont (E. I.) de Nemours ...........         372,969
                                                      --------------
                                                             741,477
                                                      --------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               COMMUNICATIONS - 3.93%
        6,900  AT&T ................................  $      118,059
        9,700  Nextel Communications ,
                 Class A* ..........................         256,953
       28,700  SBC Communications ..................         724,962
       24,100  Verizon Communications ..............         942,310
                                                      --------------
                                                           2,042,284
                                                      --------------
               CONSUMER STAPLES - 5.26%
       17,900  Altria Group ........................         867,434
        4,100  Avon Products .......................         162,155
        4,600  Colgate-Palmolive ...................         205,252
        8,700  Gillette ............................         360,876
       22,200  Procter & Gamble ....................       1,136,196
                                                      --------------
                                                           2,731,913
                                                      --------------
               ELECTRICAL - 6.05%
       92,100  General Electric ....................       3,142,452
                                                      --------------
               ENERGY - 0.72%
        2,900  Baker Hughes ........................         124,207
        5,600  El Paso .............................          50,064
        3,800  Halliburton .........................         140,752
        4,600  Williams ............................          57,546
                                                      --------------
                                                             372,569
                                                      --------------
               ENTERTAINMENT AND LEISURE - 0.98%
       17,900  Disney, Walt ........................         451,438
        1,000  Harrah's Entertainment ..............          58,520
                                                      --------------
                                                             509,958
                                                      --------------
               FINANCE - 15.94%
       11,100  American Express ....................         589,077
       35,500  Bank of America .....................       1,590,045
       45,100  Citigroup ...........................       2,001,087
        4,200  Goldman Sachs Group .................         413,196
       31,100  JPMorgan Chase ......................       1,200,460
        2,400  Lehman Brothers Holdings ............         197,160
        8,200  Merrill Lynch .......................         442,308
        9,600  Morgan Stanley ......................         490,464
       16,400  U.S. Bancorp ........................         469,204
       14,800  Wells Fargo .........................         883,856
                                                      --------------
                                                           8,276,857
                                                      --------------
               FOOD AND BEVERAGES - 4.45%
        7,000  Anheuser-Busch ......................         349,650
        3,600  Campbell Soup .......................          96,624
       21,200  Coca-Cola ...........................         861,992
        3,000  Heinz (H.J.) ........................         109,050
       14,800  PepsiCo .............................         733,784
        6,900  Sara Lee ............................         160,632
                                                      --------------
                                                           2,311,732
                                                      --------------
               HEALTH CARE SERVICES - 0.30%
        4,200  HCA .................................         154,266
                                                      --------------
               INSURANCE - 3.65%
        6,100  Allstate ............................         293,349
       22,800  American International Group ........       1,384,188
        1,100  CIGNA ...............................          69,806
        2,500  Hartford Financial Services Group ...         146,200
                                                      --------------
                                                           1,893,543
                                                      --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 37

ABN AMRO FUNDS
--------------
EQUITY PLUS FUND                                                OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               MEDIA - 2.67%
        5,100  Clear Channel Communications ........  $      170,340
       39,900  Time Warner* ........................         663,936
       15,100  Viacom, Class B .....................         550,999
                                                      --------------
                                                           1,385,275
                                                      --------------
               MEDICAL PRODUCTS AND
               SUPPLIES - 4.26%
        5,300  Baxter International ................         163,028
       25,900  Johnson & Johnson ...................       1,512,042
       10,500  Medtronic ...........................         536,655
                                                      --------------
                                                           2,211,725
                                                      --------------
               OIL AND GAS EXTRACTION - 5.97%0
       56,300  Exxon Mobil .........................       2,771,086
        5,200  Schlumberger ........................         327,288
                                                      --------------
                                                           3,098,374
                                                      --------------
               PHARMACEUTICALS - 5.70%
       17,000  Bristol-Myers Squibb ................         398,310
        2,100  MedImmune* ..........................          59,682
       19,300  Merck ...............................         604,283
       65,600  Pfizer ..............................       1,899,120
                                                      --------------
                                                           2,961,395
                                                      --------------
               RESTAURANTS - 0.62%
       11,000  McDonald's ..........................         320,650
                                                      --------------
               RETAIL - 5.95%
       19,100  Home Depot (The) ....................         784,628
        4,100  Limited Brands ......................         101,598
        2,500  May Department Stores (The) .........          65,150
        1,400  RadioShack ..........................          41,902
        1,900  Sears, Roebuck ......................          66,500
        1,900  Toys "R" Us* ........................          34,219
       37,000  Wal-Mart Stores .....................       1,995,040
                                                      --------------
                                                           3,089,037
                                                      --------------
               TECHNOLOGY - 17.49%
       59,000  Cisco Systems* ......................       1,133,390
        1,700  Computer Sciences* ..................          84,439
       21,800  Dell* ...............................         764,308
       21,000  EMC* ................................         270,270
       26,300  Hewlett-Packard .....................         490,758
       14,700  IBM .................................       1,319,325
       55,900  Intel ...............................       1,244,334
       94,400  Microsoft ...........................       2,642,256
        3,200  National Semiconductor* .............          53,440
       45,100  Oracle* .............................         570,966
       15,100  Texas Instruments ...................         369,195
        2,900  Unisys* .............................          30,798
        7,300  Xerox* ..............................         107,821
                                                      --------------
                                                           9,081,300
                                                      --------------
               TELECOMMUNICATIONS
               EQUIPMENT - 0.26%
       37,600  Lucent Technologies* ................         133,480
                                                      --------------


                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------

               TRANSPORTATION - 0.96%
        3,300  Burlington Northern Santa Fe ........  $      137,973
        1,100  Delta Airlines* .....................           5,995
        2,600  FedEx ...............................         236,912
        3,400  Norfolk Southern ....................         115,430
                                                      --------------
                                                             496,310
                                                      --------------
               UTILITIES - 1.42%
        5,700  AES* ................................          62,130
        3,400  American Electric Power .............         111,962
        2,000  Entergy .............................         130,720
        5,800  Exelon ..............................         229,796
        6,400  Southern ............................         202,176
                                                      --------------
                                                             736,784
                                                      --------------
               TOTAL COMMON STOCKS
                 (Cost $36,858,225) ................      49,913,964
                                                      --------------

INVESTMENT COMPANY - 3.90%
    2,028,357  BlackRock Provident Institutional
                 TempCash Portfolio ................       2,028,357
                                                      --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $2,028,357) .................       2,028,357
                                                      --------------
TOTAL INVESTMENTS - 100.03%
   (Cost $38,886,582)** ............................      51,942,321
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - (0.03)% .........         (17,697)
                                                      --------------
NET ASSETS - 100.00% ...............................  $   51,924,624
                                                      ==============

------------------------
  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $39,891,051.

     Gross unrealized appreciation .................  $    19,167,901
     Gross unrealized depreciation .................       (7,116,631)
                                                      ---------------
     Net unrealized appreciation ...................  $    12,051,270
                                                      ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 38

ABN AMRO FUNDS
--------------
BALANCED FUND                                                   OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

COMMON STOCKS .................................  64%
CORPORATE NOTES AND BONDS .....................  14%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS ........  13%
CASH AND OTHER NET ASSETS .....................   2%
COMMERCIAL MORTGAGE-BACKED SECURITIES .........   2%
NON-AGENCY MORTGAGE-BACKED SECURITIES .........   2%
ASSET-BACKED SECURITIES .......................   2%
FOREIGN GOVERNMENT BONDS & MUNICIPAL SECURITY .   1%

% OF TOTAL NET ASSETS

                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
COMMON STOCKS - 64.15%
               ADVERTISING - 1.88%
       54,800  Omnicom Group .......................  $    4,323,720
                                                      --------------
               CAPITAL GOODS - 4.30%
      123,000  Dover ...............................       4,830,210
       55,000  Illinois Tool Works .................       5,075,400
                                                      --------------
                                                           9,905,610
                                                      --------------
               CHEMICALS - 1.76%
       95,800  Praxair .............................       4,042,760
                                                      --------------
               COMMERCIAL SERVICES - 4.75%
      110,100  Cintas ..............................       4,749,714
      123,400  Ecolab ..............................       4,177,090
       42,100  H&R Block ...........................       2,001,855
                                                      --------------
                                                          10,928,659
                                                      --------------
               CONSUMER CYCLICALS - 4.01%
       93,100  Harley-Davidson .....................       5,359,767
       67,600  Johnson Controls ....................       3,876,860
                                                      --------------
                                                           9,236,627
                                                      --------------
               ELECTRICAL - 0.98%
       66,200  General Electric ....................       2,258,744
                                                      --------------
               FINANCE - 8.21%
       76,900  Fifth Third Bancorp .................       3,782,711
      210,450  MBNA ................................       5,393,834
      156,900  Schwab (Charles) ....................       1,435,635
      107,700  SLM .................................       4,874,502
       75,700  State Street ........................       3,410,285
                                                      --------------
                                                          18,896,967
                                                      --------------
               FOOD AND BEVERAGES - 1.62%
      115,900  Sysco ...............................       3,740,093
                                                      --------------
               HEALTH CARE SERVICES - 2.53%
      124,800  Cardinal Health .....................       5,834,400
                                                      --------------


                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
               INSURANCE - 3.46%
      103,100  AFLAC ...............................  $    3,699,228
       70,200  American International Group ........       4,261,842
                                                      --------------
                                                           7,961,070
                                                      --------------
               MEDICAL PRODUCTS AND
               SUPPLIES - 3.12%
       99,000  Medtronic ...........................       5,059,890
       27,500  Zimmer Holdings* ....................       2,133,725
                                                      --------------
                                                           7,193,615
                                                      --------------
               PHARMACEUTICALS - 1.96%
      155,600  Pfizer ..............................       4,504,620
                                                      --------------
               RETAIL - 8.74%
       63,300  Home Depot (The) ....................       2,600,364
      102,200  Kohl's* .............................       5,187,672
      103,000  Starbucks* ..........................       5,446,640
      159,100  TJX .................................       3,815,218
       85,300  Walgreen ............................       3,061,417
                                                      --------------
                                                          20,111,311
                                                      --------------
               TECHNOLOGY - 12.80%
      248,000  Cisco Systems* ......................       4,764,080
      131,587  Dell* ...............................       4,613,440
      226,900  Intel ...............................       5,050,794
      166,800  Microsoft ...........................       4,668,732
      413,600  Oracle* .............................       5,236,176
      210,300  Texas Instruments ...................       5,141,835
                                                      --------------
                                                          29,475,057
                                                      --------------
               TELECOMMUNICATIONS
               EQUIPMENT - 2.17%
      119,700  QUALCOMM ............................       5,004,657
                                                      --------------
               TRANSPORTATION - 1.86%
      271,000  Southwest Airlines ..................       4,273,670
                                                      --------------
               TOTAL COMMON STOCKS
                 (Cost $121,551,339) ...............     147,691,580
                                                      --------------
PAR VALUE
---------
CORPORATE NOTES AND BONDS - 14.57%
               AUTOMOBILE - 0.18%
$     365,000  Lear, Series B
                 8.110%, 05/15/09 ..................         419,532
                                                      --------------
               BASIC MATERIALS - 0.84%
      350,000  Abitibi-Consolidated, Yankee Bond
                 8.550%, 08/01/10 ..................         385,000
      240,000  Cascades, Senior Notes
                 7.250%, 02/15/13 ..................         260,400
      535,000  Packaging of America
                 4.375%, 08/01/08 ..................         544,027
      640,000  Weyerhaeuser, Debentures
                 7.375%, 03/15/32 ..................         748,942
                                                      --------------
                                                           1,938,369
                                                      --------------
               CAPITAL GOODS - 0.67%
      475,000  Ball
                 7.750%, 08/01/06 ..................         511,812
      230,000  Norampac, Senior Notes
                 6.750%, 06/01/13 ..................         243,800


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 39

ABN AMRO FUNDS
--------------
BALANCED FUND                                                   OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               CAPITAL GOODS (CONTINUED)
$     300,000  Owens-Brockway Glass Container
                 7.750%, 05/15/11 ..................  $      327,750
      400,000  Tyco International Group,
                 Yankee Bond
                 6.875%, 01/15/29 ..................         455,792
                                                      --------------
                                                           1,539,154
                                                      --------------
               COMMERCIAL SERVICES - 0.18%
      370,000  Hertz, Senior Notes
                 7.625%, 06/01/12 ..................         405,848
                                                      --------------
               COMMUNICATIONS - 1.65%
      675,000  AT&T
                 6.000%, 03/15/09 ..................         702,000
      760,000  British Sky Broadcasting
                 6.875%, 02/23/09 ..................         845,101
      175,000  Nextel Communications,
                 Senior Notes
                 6.875%, 10/31/13 ..................         190,750
      285,000  PanAmSat
                 6.375%, 01/15/08 ..................         296,400
               Sprint Capital
      450,000    6.000%, 01/15/07 ..................         476,094
      500,000    6.875%, 11/15/28 ..................         538,591
      725,000  Telecom Italia Capital
                 6.375%, 11/15/33 ..................         754,989
                                                      --------------
                                                           3,803,925
                                                      --------------
               CONSUMER CYCLICALS - 0.61%
      275,000  D.R. Horton, Senior Notes
                 6.875%, 05/01/13 ..................         299,062
      425,000  Hughes Supply
                 5.500%, 10/15/14 (a) ..............         424,820
      275,000  NVR, Senior Notes
                 5.000%, 06/15/10 ..................         277,063
      385,000  Standard Pacific, Senior Notes
                 6.875%, 05/15/11 ..................         408,100
                                                      --------------
                                                           1,409,045
                                                      --------------
               ELECTRONICS - 0.16%
      330,000  L-3 Communications
                 7.625%, 06/15/12 ..................         366,300
                                                      --------------
               ENTERTAINMENT AND LEISURE - 0.29%
      250,000  Caesars Entertainment,
                 Senior Subordinated Notes
                 9.375%, 02/15/07 ..................         280,000
      350,000  MGM MIRAGE
                 9.750%, 06/01/07 ..................         395,500
                                                      --------------
                                                             675,500
                                                      --------------
               FINANCE - 3.03%
      375,000  American General Finance, MTN,
                 Series G
                 5.750%, 03/15/07 ..................         396,286
      250,000  Beaver Valley Funding, Debentures
                 9.000%, 06/01/17 ..................         295,030
      400,000  Block Financial
                 5.125%, 10/30/14 ..................         397,827
      475,000  Corporacion Andina de Fomento
                 5.200%, 05/21/13 ..................         483,548
      825,000  Ford Motor Credit
                 5.625%, 10/01/08 ..................         853,801

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               FINANCE (CONTINUED)
$     325,000  Fresenius Medical Capital Trust II
                 7.875%, 02/01/08 ..................  $      351,000
      770,000  General Motors Acceptance
                 8.000%, 11/01/31 ..................         799,229
      200,000  Goldman Sachs Group
                 4.125%, 01/15/08 ..................         204,743
      460,000  Household Finance,
                 Senior Unsubordinated Notes
                 6.400%, 06/17/08 ..................         504,166
      350,000  Hutchison Whampoa
                 5.450%, 11/24/10 (a) ..............         360,899
      630,000  International Lease Finance
                 Senior Notes
                 5.625%, 06/01/07 ..................         663,995
      725,000  SLM, MTN, Series A
                 5.625%, 04/10/07 ..................         764,789
      850,000  Westpac Capital Trust III
                 5.819%, 12/29/49 (a) (b) ..........         894,827
                                                      --------------
                                                           6,970,140
                                                      --------------
               FOOD AND BEVERAGES - 1.28%
      650,000  Albertson's, Debentures
                 7.450%, 08/01/29 ..................         750,664
      195,000  Constellation Brands, Series B
                 8.000%, 02/15/08 ..................         214,988
      425,000  Delhaize America
                 8.125%, 04/15/11 ..................         491,778
      500,000  General Mills
                 5.125%, 02/15/07 ..................         520,845
      470,000  Kellogg, Series B
                 6.000%, 04/01/06 ..................         490,886
      465,000  Kraft Foods
                 5.250%, 06/01/07 ..................         487,369
                                                      --------------
                                                           2,956,530
                                                      --------------
               HEALTH CARE SERVICES - 0.26%
      315,000  HCA
                 6.300%, 10/01/12 ..................         319,346
      275,000  Omnicare,
                 Senior Subordinated Notes
                 6.125%, 06/01/13 ..................         279,125
                                                      --------------
                                                             598,471
                                                      --------------
               INSURANCE - 1.02%
      875,000  CNA Financial
                 6.500%, 04/15/05 ..................         888,118
      960,000  Leucadia National, Senior Notes
                 7.000%, 08/15/13 ..................         984,000
      475,000  Loews, Subordinated Notes,
                 Convertible
                 3.125%, 09/15/07 ..................         469,656
                                                      --------------
                                                           2,341,774
                                                      --------------
               MEDICAL PRODUCTS AND
               SUPPLIES - 0.18%
      400,000  Boston Scientific
                 5.450%, 06/15/14 ..................         421,238
                                                      --------------
               OIL AND GAS EXTRACTION - 1.25%
      590,000  Amerada Hess
                 7.875%, 10/01/29 ..................         706,413
      240,000  Chesapeake Energy
                 7.000%, 08/15/14 ..................         261,600


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 40

ABN AMRO FUNDS
--------------
BALANCED FUND                                                   OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               OIL AND GAS EXTRACTION (CONTINUED)
$     200,000  Grant Prideco, Series B
                 9.625%, 12/01/07 ..................  $      227,000
      155,000  Key Energy Services, Senior Notes
                 6.375%, 05/01/13 ..................         160,619
      550,000  Pioneer Natural Resources
                 6.500%, 01/15/08 ..................         597,920
      100,000  Pride International, Senior Notes
                 7.375%, 07/15/14 (a) ..............         113,000
      275,000  Tesoro Petroleum
                 8.000%, 04/15/08 ..................         300,437
      210,000  Western Oil Sands
                 8.375%, 05/01/12 ..................         245,963
      250,000  Williams Companies
                 Debentures, Series A
                 7.500%, 01/15/31 ..................         257,500
                                                      --------------
                                                           2,870,452
                                                      --------------
               PHARMACEUTICALS - 0.39%
      870,000  Wyeth
                 5.500%, 03/15/13 ..................         896,689
                                                      --------------
               RESTAURANTS - 0.19%
      390,000  Yum! Brands, Senior Notes
                 7.650%, 05/15/08 ..................         441,014
                                                      --------------
               TECHNOLOGY - 0.50%
      725,000  Sungard Data Systems
                 4.875%, 01/15/14 ..................         712,825
      405,000  Unisys, Senior Notes
                 8.125%, 06/01/06 ..................         432,338
                                                      --------------
                                                           1,145,163
                                                      --------------
               TRANSPORTATION - 0.42%
      193,569  Delta Air Lines Equipment Trust
                 Series 1992-A
                 8.540%, 01/02/07 ..................         136,466
      765,000  Union Pacific, Debentures
                 6.625%, 02/01/29 ..................         840,453
                                                      --------------
                                                             976,919
                                                      --------------
               UTILITIES - 1.47%
      600,000  CenterPoint Energy, Senior Notes,
                 Series B
                 7.250%, 09/01/10 ..................         672,288
      500,000  CILCORP, Senior Notes
                 8.700%, 10/15/09 ..................         600,467
      325,000  Kansas Gas & Electric,
                 First Mortgage
                 6.500%, 08/01/05 ..................         335,674
      235,000  Nevada Power, Second Mortgage
                 9.000%, 08/15/13 ..................         274,950
      315,000  NiSource Finance, Senior Notes
                 6.150%, 03/01/13 ..................         344,825
      525,000  PG&E
                 6.875%, 07/15/08 ..................         570,937
      250,000  Southern California Edison,
                 First Refunding Mortgage
                 8.000%, 02/15/07 ..................         276,587
      300,000  Virginia Electric and Power
                 4.500%, 12/15/10 ..................         303,748
                                                      --------------
                                                           3,379,476
                                                      --------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $32,293,607) ................      33,555,539
                                                      --------------

                                                         MARKET
 PAR VALUE                                                 VALUE
----------                                                -------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 12.82%
               FEDERAL HOME LOAN BANK - 0.23%
$     500,000  6.500%, 11/15/06,
                 Series TD06 .......................  $      536,497
                                                      --------------
               FEDERAL HOME LOAN MORTGAGE - 3.21%
      114,896  7.000%, 01/01/15,
                 Gold Pool # E79764 ................         121,949
      149,959  6.500%, 06/01/29,
                 Gold Pool # C00785 ................         157,991
      459,147  6.000%, 11/01/31,
                 Gold Pool # C01258 ................         476,149
      352,042  6.000%, 12/01/31,
                 Gold Pool # C01272 ................         365,078
    1,125,000  6.250%, 07/15/32 ....................       1,294,009
    1,036,228  6.000%, 03/01/33,
                 Gold Pool # C77186 ................       1,074,659
    1,589,260  5.000%, 07/01/33,
                 Gold Pool # C01585 ................       1,589,506
      861,300  5.000%, 09/01/33,
                 Gold Pool # A13890 ................         861,434
    1,424,729  5.500%, 11/01/33,
                 Gold Pool # C01674 ................       1,454,142
                                                      --------------
                                                           7,394,917
                                                      --------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 6.18%
      500,000  2.625%, 01/19/07 ....................         496,913
    1,300,000  5.250%, 01/15/09 ....................       1,390,856
      850,000  4.375%, 09/15/12 ....................         858,385
      102,208  7.000%, 03/01/13, Pool # 251572 .....         108,536
      213,081  6.000%, 08/01/13, Pool # 323250 .....         224,096
      975,000  4.125%, 04/15/14 ....................         952,941
      114,628  6.500%, 06/01/16, Pool # 582645 .....         121,667
      315,584  7.000%, 08/01/16, Pool # 545154 .....         335,160
      438,095  5.500%, 02/01/17, Pool # 631364 .....         454,666
      884,514  5.500%, 12/01/17, Pool # 254546 .....         917,845
      634,170  5.000%, 01/01/18, Pool # 681373 .....         648,239
      806,326  5.500%, 07/01/24, Pool # 255321 .....         828,171
      128,992  6.500%, 12/01/27, Pool # 402846 .....         136,127
       35,576  6.500%, 05/01/28, Pool # 436779 .....          37,544
      156,558  7.000%, 08/01/28, Pool # 437140 .....         166,673
      167,157  6.500%, 09/01/28, Pool # 430877 .....         176,314
      212,346  6.500%, 03/01/29, Pool # 489367 .....         223,897
      110,314  6.500%, 06/01/29, Pool # 501319 .....         116,315
       34,880  6.500%, 09/01/31, Pool # 253949 .....          36,758
      188,840  7.000%, 03/01/32, Pool # 639703 .....         200,673
    1,266,666  6.500%, 08/01/32, Pool # 545819 .....       1,334,866
    1,377,972  5.500%, 02/01/33, Pool # 689115 .....       1,406,213
      298,027  4.178%, 03/01/33,
                 Pool # 681846, ARM (c) ............         300,633
      865,598  4.500%, 08/01/33, Pool # 733675 .....         842,094
      635,872  3.076%, 07/01/34,
                 Pool # 784039, ARM (c) ............         632,255
    1,245,000  6.000%, 11/01/34, TBA (d) ...........       1,290,909
                                                      --------------
                                                          14,238,746
                                                      --------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 2.12%
      299,658  7.000%, 12/15/11, Pool # 781011 .....         319,862
      184,160  7.000%, 09/15/23, Pool # 361807 .....         197,730
      110,568  7.000%, 10/15/23, Pool # 370850 .....         118,715
       66,980  7.500%, 06/15/27, Pool # 447652 .....          72,319
      121,871  6.500%, 08/15/27, Pool # 780615 .....         129,416




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 41

ABN AMRO FUNDS
--------------
BALANCED FUND                                                   OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                         MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION (CONTINUED)
$     586,121  6.000%, 01/15/29, Pool # 457858 .....  $      611,837
      280,220  7.000%, 03/15/29, Pool # 505567 .....         299,393
      365,714  7.000%, 07/15/31, Pool # 781324 .....         390,600
      279,646  7.000%, 02/20/32, Pool # 003202 .....         297,594
      310,828  6.500%, 03/15/32, Pool # 569214 .....         329,345
    1,166,220  6.000%, 01/15/33, Pool # 781547 .....       1,214,743
      853,143  6.000%, 05/20/34, Pool # 003557 .....         887,402
                                                      --------------
                                                           4,868,956
                                                      --------------
               U.S. TREASURY BONDS - 0.86%
      600,000  7.500%, 11/15/16 (e) ................         777,258
    1,150,000  5.250%, 11/15/28 ....................       1,212,622
                                                      --------------
                                                           1,989,880
                                                      --------------
               U.S.  TREASURY  INFLATION  INDEX  NOTE -  0.22%
      435,488  3.500%, 01/15/11 (e) ................         498,345
                                                      --------------
               TOTAL U.S. GOVERNMENT AND AGENCY
                 OBLIGATIONS
                 (Cost $28,865,894) ................      29,527,341
                                                      --------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.34%
    1,000,000  CS First Boston Mortgage Securities,
                 Series 1998-C2, Class A2
                 6.300%, 11/11/30 ..................       1,092,336
      875,000  General Electric Capital
                 Commercial Mortgage
                 Series 2001-1, Class A2
                 6.531%, 05/15/33 ..................         990,878
               GMAC Commercial Mortgage Securities
      850,000    Series 2000-C3, Class A2
                 6.957%, 09/15/35 ..................         973,670
      975,000    Series 2003-C3, Class A4
                 5.023%, 04/10/40 ..................       1,004,045
      850,000  JPMorgan Commercial
                 Mortgage Finance, CMO
                 Series 1999-C7, Class A2
                 6.507%, 10/15/35 ..................         934,035
      373,380  Nomura Asset Securities,
                 Series 1998-D6, Class A1A
                 6.280%, 03/15/30 (f) ..............         390,353
                                                      --------------
               TOTAL COMMERCIAL MORTGAGE-BACKED
                 SECURITIES
                 (Cost $5,214,599) .................       5,385,317
                                                      --------------

NON-AGENCY MORTGAGE-BACKED SECURITIES - 1.65%
      895,481  Bear Stearns Asset Backed
                 Securities
                 Series 2003-AC5, Class A2,CMO
                 5.000%, 10/25/33 ..................         899,515
      732,040  Chase Mortgage Finance
                 Series 2003-S2, Class A1, CMO
                 5.000%, 03/25/18 (f) ..............         752,646
      424,239  CS First Boston Mortgage
                 Securities,
                 Series 2002-34, Class 1A1
                 7.500%, 12/25/32 ..................         443,241

                                                           MARKET
 PAR VALUE                                                 VALUE
----------                                                -------
NON-AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
$   1,749,472  Wells Fargo Mortgage Backed
                 Securities Trust,
                 Class 1A2, CMO, ARM
                 Series 2003K
                 4.507%, 11/25/33 (c) (f) ..........  $    1,714,782
                                                      --------------
               TOTAL NON-AGENCY MORTGAGE-BACKED
                 SECURITIES
                 (Cost $3,815,661) .................       3,810,184
                                                      --------------

ASSET-BACKED SECURITIES - 1.62%
      900,000  Capital One Master Trust
                 Series 2001-5, Class A
                 5.300%, 06/15/09 ..................         938,248
      800,000  Capital One Multi-Asset
                 Execution Trust
                 Series 2004-C1, Class C1
                 3.400%, 11/16/09 ..................         798,084
      516,109  DVI Receivables
                 Series 2002-1, Class A3B
                 4.570%, 06/11/10 (g) ..............         418,371
    1,065,000  Residential Asset Mortgage Products
                 Series 2003-RZ4, Class A5
                 4.660%, 02/25/32 ..................       1,078,304
      493,983  WFS Financial Owner Trust
                 Series 2004-1, Class C
                 2.490%, 08/22/11 ..................         490,394
                                                      --------------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $3,764,215) .................       3,723,401
                                                      --------------

FOREIGN GOVERNMENT BONDS - 0.54%
      475,000  Republic of Philippines
                 8.250%, 01/15/14 ..................         458,375
      725,000  United Mexican States
                 Series A, MTN
                 7.500%, 04/08/33 ..................         774,662
                                                      --------------
               TOTAL FOREIGN GOVERNMENT BONDS
                 (Cost $1,227,093) .................       1,233,037
                                                      --------------

MUNICIPAL SECURITY - 0.22%
               CALIFORNIA - 0.22%
      450,000  California State Economic Recovery,
                 Series A, GO
                 5.250%, 07/01/14 ..................         513,666
                                                      --------------
               TOTAL MUNICIPAL SECURITY
                 (Cost $486,843) ...................         513,666
                                                      --------------

COMMERCIAL PAPER (H) (I) - 0.56%
    1,292,000  Ranger Funding
                 1.820%, 11/15/04 ..................       1,291,086
                                                      --------------
               TOTAL COMMERCIAL PAPER
                 (Cost $1,291,086) .................       1,291,086
                                                      --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 42

ABN AMRO FUNDS
--------------
BALANCED FUND                                                   OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
 SHARES                                                    VALUE
----------                                                -------
INVESTMENT COMPANY - 2.86%
    6,585,521  BlackRock Provident Institutional
                 TempCash Portfolio (e) ............  $    6,585,521
                                                      --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $6,585,521) .................       6,585,521
                                                      --------------
TOTAL INVESTMENTS - 101.33%
   (Cost $205,095,858)** ...........................     233,316,672
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - (1.33)% .........      (3,072,879)
                                                      --------------
NET ASSETS - 100.00% ...............................  $  230,243,793
                                                      ==============

---------------------------
  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $207,972,058.

     Gross unrealized appreciation .................  $    32,832,971
     Gross unrealized depreciation .................       (7,488,357)
                                                      ---------------
     Net unrealized appreciation ...................  $    25,344,614
                                                      ===============

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2004, these securities amounted to $1,793,546 or 0.78% of net assets. These securities have been determined by the Advisor to be liquid securities.
(b) Variable rate security. Bond will pay an initial coupon rate for the first period and then a variable rate for the following periods until maturity. The coupon rate will be 5.819% until September 2013 and will be variable thereafter. The maturity date shown is the next scheduled reset date.
(c) Adjustable Rate Mortgage. The interest rate shown reflects the rate in effect at October 31, 2004.
(d)  Securities  purchased on a when-issued or delayed delivery basis.
(e) Assets segregated as collateral for when-issued or delayed delivery purchase commitment.
(f) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(g) This security has been determined by the Adviser to be an illiquid security. At October 31, 2004, this security amounted to $418,371 or 0.18% of net assets.
(h)  Annualized yield at the time of purchase.
(i) Security exempt from registration under Rule 4(2) under the Securities Act of 1933, as amended. This security is purchased in accordance with guidelines approved by the Board of Trustees and may only be resold, in a transaction exempt from registration to qualified institutional buyers. At October 31, 2004, this security amounted to $1,291,086 or 0.56% of net assets. This security has been determined by the Adviser to be a liquid security.

     ARM Adjustable Rate Mortgage
     CMO Collateralized Mortgage Obligation
      GO General Obligation
     MTN Medium Term Note
     TBA To Be Announced

    PORTFOLIO COMPOSITION
Common Stocks ............................................  63%
Investment Company .......................................   3%
Commerical Paper .........................................   1%
U.S. Government Obligations ..............................   1%
U.S. Government Agency Obligations .......................  12%
Corporate Notes and Bonds: ( Moody's Ratings - unaudited)
  Aaa ....................................................   5%
  A ......................................................   3%
  Baa ....................................................   7%
  Ba .....................................................   5%
                                                        ------
                                                           100%
                                                        ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 43

ABN AMRO FUNDS
--------------
MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

COMMON STOCKS ............................ 65%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS ... 15%
CORPORATE NOTES AND BONDS ................ 15%
CASH AND OTHER NET ASSETS ................  4%
ASSET-BACKED SECURITIES ..................  1%

% OF TOTAL NET ASSETS

                                                          MARKET
 SHARES                                                    VALUE
----------                                                -------
COMMON STOCKS - 64.59%
               ADVERTISING - 1.22%
       27,000  Omnicom Group .......................  $    2,130,300
                                                      --------------
               BIOTECHNOLOGY - 2.69%
       23,100  Amgen* ..............................       1,312,080
       73,800  Genentech* ..........................       3,360,114
                                                      --------------
                                                           4,672,194
                                                      --------------
               CAPITAL GOODS - 4.50%
       39,200  Caterpillar .........................       3,157,168
       29,400  Illinois Tool Works .................       2,713,032
       25,100  3M ..................................       1,947,007
                                                      --------------
                                                           7,817,207
                                                      --------------
               COMMERCIAL SERVICES - 2.08%
       11,900  Apollo Group, Class A* ..............         785,400
       86,300  Paychex .............................       2,830,122
                                                      --------------
                                                           3,615,522
                                                      --------------
               COMMUNICATIONS - 1.24%
       12,600  Gannett .............................       1,045,170
       41,600  Juniper Networks* ...................       1,106,976
                                                      --------------
                                                           2,152,146
                                                      --------------
               CONSUMER CYCLICALS - 1.18%
       37,560  Marriott International, Class A .....       2,046,644
                                                      --------------
               CONSUMER STAPLES - 9.86%
       59,350  Colgate-Palmolive ...................       2,648,197
      172,800  Gillette ............................       7,167,744
      143,100  Procter & Gamble ....................       7,323,858
                                                      --------------
                                                          17,139,799
                                                      --------------
               ELECTRICAL - 2.09%
      106,300  General Electric ....................       3,626,956
                                                      --------------
               ENTERTAINMENT AND LEISURE - 0.74%
       51,140  Disney, Walt ........................       1,289,751
                                                      --------------


                                                           MARKET
 SHARES                                                    VALUE
-------                                                   -------
               FINANCE - 3.81%
       55,000  American Express ....................  $    2,918,850
       83,400  Citigroup ...........................       3,700,458
                                                      --------------
                                                           6,619,308
                                                      --------------
               FOOD AND BEVERAGES - 3.42%
       43,900  Coca-Cola ...........................       1,784,974
       84,070  PepsiCo .............................       4,168,190
                                                      --------------
                                                           5,953,164
                                                      --------------
               HEALTH CARE SERVICES - 3.08%
       91,820  Johnson & Johnson ...................       5,360,452
                                                      --------------
               INSURANCE - 2.14%
       61,300  American International Group ........       3,721,523
                                                      --------------
               MEDICAL PRODUCTS AND
               SUPPLIES - 4.25%
       97,500  Boston Scientific* ..................       3,441,750
       77,280  Medtronic ...........................       3,949,781
                                                      --------------
                                                           7,391,531
                                                      --------------
               OIL AND GAS EXTRACTION - 4.89%
       43,900  ConocoPhillips ......................       3,701,209
       76,200  Schlumberger ........................       4,796,028
                                                      --------------
                                                           8,497,237
                                                      --------------
               PHARMACEUTICALS - 4.07%
       70,800  Eli Lilly ...........................       3,887,628
      110,480  Pfizer ..............................       3,198,396
                                                      --------------
                                                           7,086,024
                                                      --------------
               RESTAURANTS - 1.85%
      110,100  McDonald's ..........................       3,209,415
                                                      --------------
               RETAIL - 4.14%
       76,600  Bed Bath & Beyond* ..................       3,124,514
       80,400  Kohl's* .............................       4,081,104
                                                      --------------
                                                           7,205,618
                                                      --------------
               TECHNOLOGY - 2.80%
       28,700  Electronic Arts* ....................       1,289,204
       54,400  Maxim Integrated Products ...........       2,393,056
       94,100  Oracle* .............................       1,191,306
                                                      --------------
                                                           4,873,566
                                                      --------------
               TELECOMMUNICATIONS
               EQUIPMENT - 2.18%
       90,700  QUALCOMM ............................       3,792,167
                                                      --------------
               TRANSPORTATION - 2.36%
       51,900  United Parcel Service, Class B ......       4,109,442
                                                      --------------
               TOTAL COMMON STOCKS
                 (Cost $102,535,925) ...............     112,309,966
                                                      --------------
 PAR VALUE
----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 14.66%
               FEDERAL HOME LOAN MORTGAGE - 2.37%
$     121,181  7.500%, 03/15/07, CMO, Class J ......         122,519
    1,200,000  5.125%, 10/15/08 ....................       1,279,950
    2,400,000  6.625%, 09/15/09 ....................       2,719,802
                                                      --------------
                                                           4,122,271
                                                      --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 44

ABN AMRO FUNDS
--------------
MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                           MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 3.64%
$   1,500,000  7.000%, 07/15/05 ....................  $    1,549,200
    2,100,000  2.875%, 10/15/05 ....................       2,111,210
    2,400,000  6.000%, 05/15/11 ....................       2,674,738
                                                      --------------
                                                           6,335,148
                                                      --------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 0.00%
          468  9.000%, 09/15/08, Pool # 27056 ......             504
                                                      --------------
               U.S. TREASURY BONDS - 5.60%
    1,350,000  7.250%, 05/15/16 ....................       1,713,024
    2,200,000  8.000%, 11/15/21 ....................       3,053,618
    1,400,000  6.875%, 08/15/25 ....................       1,778,329
    2,700,000  6.125%, 08/15/29 ....................       3,188,954
                                                      --------------
                                                           9,733,925
                                                      --------------
               U.S. TREASURY NOTES - 3.05%
    2,100,000  6.500%, 10/15/06 ....................       2,258,076
    1,400,000  3.500%, 11/15/06 ....................       1,426,195
    1,600,000  3.250%, 08/15/08 ....................       1,613,126
                                                      --------------
                                                           5,297,397
                                                      --------------
               TOTAL U.S. GOVERNMENT AND AGENCY
                 OBLIGATIONS
                 (Cost $24,318,474) ................      25,489,245
                                                      --------------

CORPORATE NOTES AND BONDS - 15.03%
               COMMUNICATIONS - 1.25%
    1,850,000  BellSouth Capital Funding
                 7.750%, 02/15/10 ..................       2,166,622
                                                      --------------
               FINANCE - 7.01%
    2,000,000  American Express Credit
                 3.000%, 05/16/08 ..................       1,972,912
    1,750,000  General Electric Capital, MTN,
                 Series A
                 5.875%, 02/15/12 ..................       1,912,335
    2,000,000  Goldman Sachs Group
                 5.150%, 01/15/14 ..................       2,032,944
    2,000,000  National Rural Utilities Cooperative
                 Finance, Collateral Trust
                 6.200%, 02/01/08 ..................       2,166,368
    2,000,000  NationsBank, Subordinated Notes
                 6.875%, 02/15/05 ..................       2,024,846
    2,000,000  Wachovia
                 4.950%, 11/01/06 ..................       2,079,794
                                                      --------------
                                                          12,189,199
                                                      --------------
               INDUSTRIAL - 1.18%
    1,750,000  Honeywell International
                 7.500%, 03/01/10 ..................       2,048,573
                                                      --------------
               OIL AND GAS EXTRACTION - 1.05%
    1,750,000  Conoco Funding
                 5.450%, 10/15/06 ..................       1,833,646
                                                      --------------
               PHARMACEUTICALS - 2.14%
    2,250,000  Abbott Laboratories
                 4.350%, 03/15/14 ..................       2,223,482
    1,500,000  Merck, Series E, MTN
                 4.125%, 01/18/05 ..................       1,505,817
                                                      --------------
                                                           3,729,299
                                                      --------------

                                                           MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               RETAIL - 1.16%
$   2,000,000  Wal-Mart Stores, Senior Notes
                 4.150%, 06/15/05 ..................  $    2,022,534
                                                      --------------
               TECHNOLOGY - 1.24%
    2,090,000  Hewlett-Packard
                 7.150%, 06/15/05 ..................       2,150,514
                                                      --------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $25,282,506) ................      26,140,387
                                                      --------------

ASSET-BACKED SECURITY - 1.21%
    2,000,000  PECO Energy Transition Trust
                 Series 1999-A, Class A-6
                 6.050%, 03/01/09 ..................       2,103,581
                                                      --------------
               TOTAL ASSET-BACKED SECURITY
                 (Cost $1,953,535) .................       2,103,581
                                                      --------------
 SHARES
-------

INVESTMENT COMPANIES - 5.18%
    8,839,564  BlackRock Provident Institutional
                 TempCash Portfolio ................       8,839,564
      159,268  BlackRock Provident Institutional
                 TempFund Portfolio ................         159,268
                                                      --------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $8,998,832) .................       8,998,832
                                                      --------------
TOTAL INVESTMENTS - 100.67%
   (Cost $163,089,272)** ...........................     175,042,011
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - (0.67)% .........      (1,170,822)
                                                      --------------
NET ASSETS - 100.00% ...............................  $  173,871,189
                                                      ==============

-----------------------
  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $164,967,160.

     Gross unrealized appreciation .................  $   15,093,678
     Gross unrealized depreciation .................      (5,018,827)
                                                      --------------
     Net unrealized appreciation ...................  $   10,074,851
                                                      ==============

     CMO Collateralized Mortgage Obligation
     MTN Medium Term Note

    PORTFOLIO COMPOSITION
Common Stocks ...........................................  65%
Investment Companies ....................................   5%
U.S. Government Obligations .............................   8%
U.S. Government Agency Obligations ......................   6%
Corporate Notes and Bonds: (Moody's Ratings - unaudited)
  Aaa ...................................................   3%
  Aa ....................................................   6%
  A .....................................................   7%
                                                        ------
                                                          100%
                                                        ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 45

ABN AMRO FUNDS
--------------
GLOBAL EMERGING MARKETS FUND                                    OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

COMMUNICATIONS ........... 21%
FINANCE .................. 14%
ENERGY ................... 12%
BASIC MATERIALS .......... 11%
OTHER COMMON STOCKS ...... 10%
CAPITAL GOODS ............  8%
PREFERRED STOCKS .........  8%
CONSUMER CYCLICALS .......  7%
CONSUMER STAPLES .........  5%
CASH & Other NET ASSETS ..  4%

% OF TOTAL NET ASSETS

                                                           MARKET
 SHARES                                                     VALUE
----------                                                -------
FOREIGN COMMON STOCKS - 87.95%
               ARGENTINA - 0.30%
        2,000  Grupo Financiero Galicia, ADR .......  $       16,720
                                                      --------------
               AUSTRIA - 2.05%
        2,600  Erste Bank der oesterreichischen
                 Sparkassen ........................         115,393
                                                      --------------
               BRAZIL - 5.51%
        3,000  Banco do Brasil .....................          30,042
        3,200  Companhia Vale do Rio Doce,
                 ADR ...............................          67,712
        3,500  Natura Cosmeticos ...................          71,078
        4,000  Petroleo Brasileiro, ADR ............         142,040
                                                      --------------
                                                             310,872
                                                      --------------
               CANADA - 0.33%
          500  PetroKazakhstan, Class A ............          18,446
                                                      --------------
               CHINA - 3.56%
       13,000  China Mobile (Hong Kong) ............          37,747
      200,000  CNOOC ...............................         102,783
       80,000  Huaneng Power International .........          60,128
                                                      --------------
                                                             200,658
                                                      --------------
               EGYPT - 0.49%
        1,600  Orascom Telecom Holding,
                 GDR* ..............................          27,408
                                                      --------------
               HUNGARY - 1.14%
          550  Gedeon Richter ......................          64,600
                                                      --------------
               INDIA - 7.23%
        2,200  Dr. Reddy's Laboratories, ADR .......          36,476
        3,500  ICICI Bank, SP ADR ..................          55,160
          300  Infosys Technologies, SP ADR ........          19,950
        2,000  ITC, SP GDR .........................          48,060
        2,800  Reliance Industries, SP GDR  (a) ....          69,440
        2,500  Satyam Computer Services, ADR .......          65,675

                                                           MARKET
 SHARES                                                     VALUE
----------                                                -------

               INDIA (CONTINUED)
        2,000  State Bank of India, GDR ............  $       52,700
        6,500  Tata Motors, SP ADR* ................          60,125
                                                      --------------
                                                             407,586
                                                      --------------
               INDONESIA - 2.85%
      171,000  PT Indonesian Satellite .............          88,789
      150,000  PT Telekomunikasi Indonesia .........          71,703
                                                      --------------
                                                             160,492
                                                      --------------
               ISRAEL - 2.33%
        1,350  Check Point Software
                 Technologies* .....................          30,538
        3,875  Teva Pharmaceutical Industries,
                 SP ADR ............................         100,750
                                                      --------------
                                                             131,288
                                                      --------------
               MALAYSIA - 3.24%
        4,600  British American Tobacco
                 Malaysia ..........................          55,079
       25,000  Malayan Banking .....................          72,368
       22,000  Resorts World .......................          55,290
                                                      --------------
                                                             182,737
                                                      --------------
               MEXICO - 8.30%
        4,000  America Movil, Series L, ADR ........         176,000
        1,461  Cemex, SP ADR .......................          42,340
       26,000  Consorcio ARA* ......................          69,888
       12,000  Grupo Financiero Banorte ............          56,396
        1,700  Telefonos de Mexico,
                 Series L, SP ADR ..................          58,208
       20,000  Wal-Mart de Mexico, Series V ........          65,448
                                                      --------------
                                                             468,280
                                                      --------------
               PERU - 1.41%
        3,200  Compania de Minas Buenaventura,
                 ADR ...............................          79,488
                                                      --------------
               PHILIPPINES - 1.71%
        3,845  Philippine Long Distance
                 Telephone, SP ADR* ................          96,510
                                                      --------------
               RUSSIA - 10.15%
        1,350  AO VimpelCom, SP ADR* ...............         153,900
        3,500  Gazprom, ADR ........................         130,655
        1,050  LUKOIL, SP ADR ......................         131,250
          900  Mining and Metallurgical Norilsk
                 Nickel, ADR .......................          55,890
          600  Mobile Telesystems, SP ADR ..........          87,072
          820  YUKOS, ADR ..........................          13,710
                                                      --------------
                                                             572,477
                                                      --------------
               SOUTH AFRICA - 9.31%
       48,500  FirstRand ...........................          95,700
        4,000  Gold Fields .........................          55,873
          900  Impala Platinum Holdings ............          72,088
        6,800  JD Group ............................          62,948
          298  Pretoria Portland Cement ............           9,747
       15,710  Standard Bank Group .................         137,263
        6,500  Telkom South Africa .................          91,523
                                                      --------------
                                                             525,142
                                                      --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 46

ABN AMRO FUNDS
--------------
GLOBAL EMERGING MARKETS FUND                                    OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                           MARKET
 SHARES                                                     VALUE
----------                                                -------

               SOUTH KOREA - 11.33%
        1,900  Kookmin Bank* .......................  $       63,475
        3,500  KT&G ................................          96,918
          150  Nong Shim ...........................          31,487
          420  POSCO ...............................          62,841
          620  Samsung Electronics .................         243,403
          900  SK Telecom ..........................         141,090
                                                      --------------
                                                             639,214
                                                      --------------
               SWEDEN - 0.97%
        2,700  Oriflame Cosmetics, SDR* ............          54,659
                                                      --------------
               TAIWAN - 7.76%
       52,980  Chinatrust Financial Holding ........          60,426
        3,000  Chunghwa Telecom, ADR ...............          56,550
       59,850  Delta Electronics ...................          90,478
       31,200  Radiant Opto-Electronics ............          55,573
       39,000  Taishin Financial Holdings ..........          31,872
       69,592  Taiwan Semiconductor
                 Manufacturing .....................          91,248
       59,833  Yang Ming Marine Transport ..........          51,764
                                                      --------------
                                                             437,911
                                                      --------------
               THAILAND - 2.26%
       27,000  Advanced Info Service Public ........          61,476
       16,000  PTT Public ..........................          66,236
                                                      --------------
                                                             127,712
                                                      --------------
               TURKEY - 1.29%
   12,000,000  Arcelik* ............................          72,838
                                                      --------------
               UNITED KINGDOM - 4.43%
        8,758  Anglo American ......................         190,450
        2,200  Cairn Energy* .......................          59,338
                                                      --------------
                                                             249,788
                                                      --------------
               TOTAL FOREIGN COMMON STOCKS
                 (Cost $4,422,095) .................       4,960,219
                                                      --------------

FOREIGN PREFERRED STOCKS - 7.64%
               BRAZIL - 7.64%
        1,700  Banco Bradesco ......................         102,798
          450  Banco Bradesco, SP ADR ..............          27,391
      150,000  Caemi Mineracao e Metalurgica* ......          89,811
        2,300  Companhia de Bebidas das
                 Americas, ADR .....................          57,040
        3,000  Companhia Vale do Rio Doce,
                 SP ADR ............................          54,600
          700  Petroleo Brasileiro, ADR ............          22,820
        2,215  Votorantim Celulose e Papel,
                 SP ADR ............................          76,528
                                                      --------------
               TOTAL FOREIGN PREFERRED STOCKS
                 (Cost $339,355) ...................         430,988
                                                      --------------

                                                           MARKET
 SHARES                                                     VALUE
----------                                                -------
INVESTMENT COMPANY - 2.82%
      158,788  BlackRock Provident Institutional
                 TempCash Portfolio ................  $      158,788
                                                      --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $158,788) ...................         158,788
                                                      --------------
TOTAL INVESTMENTS - 98.41%
   (Cost $4,920,238)** .............................       5,549,995
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - 1.59% ...........          89,658
                                                      --------------
NET ASSETS - 100.00% ...............................  $    5,639,653
                                                      ==============

------------------------
  *  Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is $4,920,238.

     Gross unrealized appreciation ................. $       817,036
     Gross unrealized depreciation .................        (187,279)
                                                     ---------------
     Net unrealized appreciation ................... $       629,757
                                                     ===============

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security is purchased in accordance with guidelines approved by the Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2004, this security amounted to $69,440 or 1.23% of net assets. This security has been determined by the Adviser to be a liquid security.

     ADR American Depositary Receipt
     GDR Global Depositary Receipt
     SDR Swedish Depositary Receipt
  SP ADR Sponsored American Depositary Receipt
  SP GDR Sponsored Global Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 47

ABN AMRO FUNDS
--------------
BOND FUND                                                       OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CORPORATE NOTES AND BONDS ...................... 40%
U.S GOVERNMENT AND AGENCY OBLIGATIONS .......... 40%
NON-AGENCY MORTGAGE-BACKED SECURITIES ..........  6%
COMMERCIAL MORTGAGE-BACKED SECURITIES ..........  5%
ASSET-BACKED SECURITIES ........................  4%
CASH AND OTHER NET ASSETS ......................  2%
MUNICIPAL SECURITY & COMMERCIAL PAPER ..........  2%
FOREIGN GOVERNMENT BONDS .......................  1%

% OF TOTAL NET ASSETS

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 39.95%
               FEDERAL HOME LOAN BANK - 1.26%
$   5,075,000  6.500%, 11/15/06, Series TD06 .......  $    5,445,450
                                                      --------------
               FEDERAL HOME LOAN
               MORTGAGE - 10.16%
      510,648  7.000%, 01/01/15,
                 Gold Pool # E79764 ................         541,998
    7,976,162  5.500%, 06/01/19,
                 Gold Pool # G11575 ................       8,269,985
      561,179  6.000%, 11/01/31,
                 Gold Pool # C01258 ................         581,960
    1,140,510  6.000%, 12/01/31,
                 Gold Pool # C01272 ................       1,182,743
    1,746,486  6.000%, 01/01/32,
                 Gold Pool # C01286 ................       1,811,158
    6,300,000  6.250%, 07/15/32 ....................       7,246,449
    3,478,676  6.500%, 08/01/32,
                 Gold Pool # C01385 ................       3,662,026
    5,489,205  6.000%, 03/01/33,
                 Gold Pool # C77186 ................       5,692,788
    8,829,220  5.000%, 07/01/33,
                 Gold Pool # C01585 ................       8,830,587
    6,044,304  5.500%, 11/01/33,
                 Gold Pool # C01674 ................       6,169,089
                                                      --------------
                                                          43,988,783
                                                      --------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 22.09%
   10,000,000  2.625%, 01/19/07 ....................       9,938,250
    8,500,000  5.250%, 01/15/09 ....................       9,094,056
    4,100,000  4.375%, 09/15/12 ....................       4,140,446
      504,040  6.000%, 06/01/13, Pool # 429584 .....         530,095
    4,500,000  4.125%, 04/15/14 ....................       4,398,187
    3,595,376  5.500%, 04/01/17, Pool # 254259 .....       3,730,861
    4,422,569  5.500%, 12/01/17, Pool # 254546 .....       4,589,225
    3,805,017  5.000%, 01/01/18, Pool # 681373 .....       3,889,434
    6,826,132  5.000%, 02/01/18, Pool # 681347 .....       6,978,083
    3,485,924  5.000%, 03/01/18, Pool # 675713 .....       3,563,522


                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION (CONTINUED)
$      95,290  7.500%, 07/01/23, Pool # 226065 .....  $      102,815
    4,153,799  5.500%, 07/01/24, Pool # 255321 .....       4,266,335
      283,259  6.500%, 05/01/28, Pool # 436779 .....         298,929
      267,452  6.500%, 09/01/28, Pool # 430877 .....         282,103
      258,801  6.500%, 10/01/28, Pool # 442329 .....         272,978
      175,062  6.500%, 06/01/29, Pool # 501319 .....         184,585
      497,701  6.500%, 06/01/29, Pool # 504545 .....         524,774
    1,171,969  6.500%, 09/01/31, Pool # 253949 .....       1,235,070
    3,166,665  6.500%, 08/01/32, Pool # 545819 .....       3,337,165
    8,359,775  5.500%, 01/01/33, Pool # 680930 .....       8,531,111
    8,126,499  5.500%, 02/01/33, Pool # 689115 .....       8,293,053
    7,152,649  4.184%, 03/01/33,
                 Pool # 681846, ARM (a) ............       7,215,203
    3,768,132  3.076%, 07/01/34,
                 Pool # 784039, ARM (a) ............       3,746,695
    6,220,000  6.000%, 11/01/34, TBA (b) ...........       6,449,363
                                                      --------------
                                                          95,592,338
                                                      --------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 2.33%
      309,181  7.000%, 12/15/23, Pool # 366646 .....         331,964
      123,546  7.000%, 06/15/27, Pool # 780584 .....         132,216
      399,126  7.000%, 09/15/28, Pool # 458926 .....         426,700
      674,498  6.000%, 01/15/29, Pool # 457858 .....         704,091
      261,429  7.000%, 05/15/29, Pool # 487221 .....         279,316
      887,875  7.000%, 02/20/32, Pool # 003202 .....         944,860
    2,915,550  6.000%, 01/15/33, Pool # 781547 .....       3,036,857
    4,076,126  6.000%, 05/20/34, Pool # 003557 .....       4,239,808
                                                      --------------
                                                          10,095,812
                                                      --------------
               U.S. TREASURY BONDS - 2.09%
    2,000,000  7.500%, 11/15/16 ....................       2,590,860
    6,100,000  5.250%, 11/15/28 ....................       6,432,169
                                                      --------------
                                                           9,023,029
                                                      --------------
               U.S. TREASURY INFLATION
               INDEX NOTE - 0.52%
    1,959,696  3.500%, 01/15/11 (c) ................       2,242,551
                                                      --------------
               U.S. TREASURY NOTE - 1.50%
    6,500,000  1.625%, 03/31/05 (c) ................       6,490,354
                                                      --------------
               TOTAL U.S. GOVERNMENT AND AGENCY
                 OBLIGATIONS
                 (Cost $170,801,735) ...............     172,878,317
                                                      --------------

CORPORATE NOTES AND BONDS - 39.93%
               AUTOMOBILE - 0.51%
    1,900,000  Lear, Series B
                 8.110%, 05/15/09 ..................       2,183,864
                                                      --------------
               BASIC MATERIALS - 2.16%
    1,950,000  Abitibi-Consolidated, Yankee Bond
                 8.550%, 08/01/10 ..................       2,145,000
    1,100,000  Cascades, Senior Notes
                 7.250%, 02/15/13 ..................       1,193,500
    2,435,000  Packaging of America
                 4.375%, 08/01/08 ..................       2,476,086
    3,000,000  Weyerhaeuser, Debentures
                 7.375%, 03/15/32 ..................       3,510,663
                                                      --------------
                                                           9,325,249
                                                      --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 48

ABN AMRO FUNDS
--------------
BOND FUND                                                       OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               CAPITAL GOODS - 1.81%
$   2,600,000  Ball
                 7.750%, 08/01/06 ..................  $    2,801,500
    1,100,000  Norampac, Senior Notes
                 6.750%, 06/01/13 ..................       1,166,000
    1,300,000  Owens-Brockway Glass Container
                 7.750%, 05/15/11 ..................       1,420,250
    2,150,000  Tyco International Group,
                 Yankee Bond
                 6.875%, 01/15/29 ..................       2,449,880
                                                      --------------
                                                           7,837,630
                                                      --------------
               COMMERCIAL SERVICES - 0.34%
    1,350,000  Hertz, Senior Notes
                 7.625%, 06/01/12 ..................       1,480,797
                                                      --------------
               COMMUNICATIONS - 4.15%
    3,225,000  AT&T
                 6.000%, 03/15/09 ..................       3,354,000
    3,765,000  British Sky Broadcasting
                 6.875%, 02/23/09 ..................       4,186,586
      800,000  Nextel Communications,
                 Senior Notes
                 6.875%, 10/31/13 ..................         872,000
    1,325,000  PanAmSat
                 6.375%, 01/15/08 ..................       1,378,000
               Sprint Capital
    2,200,000    6.000%, 01/15/07 ..................       2,327,569
    2,250,000    6.875%, 11/15/28 ..................       2,423,660
    3,300,000  Telecom Italia Capital
                 6.375%, 11/15/33 ..................       3,436,501
                                                      --------------
                                                          17,978,316
                                                      --------------
               CONSUMER CYCLICALS - 1.70%
    1,650,000  D.R. Horton, Senior Notes
                 6.875%, 05/01/13 ..................       1,794,375
    2,200,000  Hughes Supply
                 5.500%, 10/15/14 (d) ..............       2,199,067
    1,550,000  NVR, Senior Notes
                 5.000%, 06/15/10 ..................       1,561,625
    1,700,000  Standard Pacific, Senior Notes
                 6.875%, 05/15/11 ..................       1,802,000
                                                      --------------
                                                           7,357,067
                                                      --------------
               ELECTRONICS - 0.40%
    1,550,000  L-3 Communications
                 7.625%, 06/15/12 ..................       1,720,500
                                                      --------------
               ENTERTAINMENT AND LEISURE - 0.72%
    1,125,000  Caesars Entertainment,
                 Senior Subordinated Notes
                 9.375%, 02/15/07 ..................       1,260,000
    1,650,000  MGM MIRAGE
                 9.750%, 06/01/07 ..................       1,864,500
                                                      --------------
                                                           3,124,500
                                                      --------------
               FINANCE - 7.84%
    1,100,000  Beaver Valley Funding, Debentures
                 9.000%, 06/01/17 ..................       1,298,132
    2,150,000  Block Financial
                 5.125%, 10/30/14 ..................       2,138,323
    2,225,000  Corporacion Andina de Fomento
                 5.200%, 05/21/13 ..................       2,265,041


                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               FINANCE (CONTINUED)
$   3,715,000  Ford Motor Credit
                 5.625%, 10/01/08 ..................  $    3,844,691
    1,560,000  Fresenius Medical Capital Trust II
                 7.875%, 02/01/08 ..................       1,684,800
    4,200,000  General Motors Acceptance
                 8.000%, 11/01/31 ..................       4,359,432
    1,100,000  Goldman Sachs Group
                 4.125%, 01/15/08 ..................       1,126,087
    2,675,000  Household Finance,
                 Senior Unsubordinated Notes
                 6.400%, 06/17/08 ..................       2,931,835
    1,750,000  Hutchison Whampoa
                 5.450%, 11/24/10 (d) ..............       1,804,493
    3,725,000  International Lease Finance
                 Senior Notes
                 5.625%, 06/01/07 ..................       3,926,005
    4,000,000  SLM, MTN, Series A
                 5.625%, 04/10/07 ..................       4,219,524
    4,125,000  Westpac Capital Trust III
                 5.819%, 12/29/49 (d) (e) ..........       4,342,544
                                                      --------------
                                                          33,940,907
                                                      --------------
               FOOD AND BEVERAGES - 4.33%
    4,485,000  Albertson's, Debentures
                 7.450%, 08/01/29 ..................       5,179,583
      840,000  Constellation Brands, Series B
                 8.000%, 02/15/08 ..................         926,100
    2,000,000  Delhaize America
                 8.125%, 04/15/11 ..................       2,314,250
    4,200,000  General Mills
                 5.125%, 02/15/07 ..................       4,375,098
    2,875,000  Kellogg, Series B
                 6.000%, 04/01/06 ..................       3,002,762
    2,800,000  Kraft Foods
                 5.250%, 06/01/07 ..................       2,934,697
                                                      --------------
                                                          18,732,490
                                                      --------------
               HEALTH CARE SERVICES - 0.69%
    1,440,000  HCA
                 6.300%, 10/01/12 ..................       1,459,868
    1,520,000  Omnicare,
                 Senior Subordinated Notes
                 6.125%, 06/01/13 ..................       1,542,800
                                                      --------------
                                                           3,002,668
                                                      --------------
               INSURANCE - 2.73%
    5,000,000  CNA Financial
                 6.500%, 04/15/05 ..................       5,074,960
    4,435,000  Leucadia National, Senior Notes
                 7.000%, 08/15/13 ..................       4,545,875
    2,239,000  Loews, Subordinated Notes,
                 Convertible
                 3.125%, 09/15/07 ..................       2,213,811
                                                      --------------
                                                          11,834,646
                                                      --------------
               MEDICAL PRODUCTS
               AND SUPPLIES - 0.50%
    2,050,000  Boston Scientific
                 5.450%, 06/15/14 ..................       2,158,845
                                                      --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 49

ABN AMRO FUNDS
--------------
BOND FUND                                                       OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               OIL AND GAS EXTRACTION - 3.36%
$   2,975,000  Amerada Hess
                 7.875%, 10/01/29 ..................  $    3,561,997
    1,100,000  Chesapeake Energy
                 7.000%, 08/15/14 ..................       1,199,000
      830,000  Grant Prideco, Series B
                 9.625%, 12/01/07 ..................         942,050
      790,000  Key Energy Services, Senior Notes
                 6.375%, 05/01/13 ..................         818,637
    3,725,000  Pioneer Natural Resources
                 6.500%, 01/15/08 ..................       4,049,552
      400,000  Pride International, Senior Notes
                 7.375%, 07/15/14 (d) ..............         452,000
    1,625,000  Tesoro Petroleum
                 8.000%, 04/15/08 ..................       1,775,313
    1,005,000  Western Oil Sands
                 8.375%, 05/01/12 ..................       1,177,106
      550,000  Williams Companies
                 Debentures, Series A
                 7.500%, 01/15/31 ..................         566,500
                                                      --------------
                                                          14,542,155
                                                      --------------
               PHARMACEUTICALS - 0.99%
    4,150,000  Wyeth
                 5.500%, 03/15/13 ..................       4,277,309
                                                      --------------
               RESTAURANTS - 0.56%
    2,135,000  Yum! Brands, Senior Notes
                 7.650%, 05/15/08 ..................       2,414,271
                                                      --------------
               TECHNOLOGY - 1.55%
    3,350,000  Sungard Data Systems
                 4.875%, 01/15/14 ..................       3,293,743
    3,215,000  Unisys, Senior Notes
                 8.125%, 06/01/06 ..................       3,432,013
                                                      --------------
                                                           6,725,756
                                                      --------------
               TRANSPORTATION - 1.01%
    3,985,000  Union Pacific, Debentures
                 6.625%, 02/01/29 ..................       4,378,044
                                                      --------------
               UTILITIES - 4.58%
    3,130,000  CenterPoint Energy,
                 Senior Notes, Series B
                 7.250%, 09/01/10 ..................       3,507,102
    3,000,000  CILCORP, Senior Notes
                 8.700%, 10/15/09 ..................       3,602,805
    2,100,000  Kansas Gas & Electric,
                 First Mortgage
                 6.500%, 08/01/05 ..................       2,168,968
    1,260,000  Nevada Power, Second Mortgage
                 9.000%, 08/15/13 ..................       1,474,200
    3,150,000  NiSource Finance, Senior Notes
                 6.150%, 03/01/13 ..................       3,448,245
    2,430,000  PG&E
                 6.875%, 07/15/08 ..................       2,642,625
    1,450,000  Southern California Edison,
                 First Refunding Mortgage
                 8.000%, 02/15/07 ..................       1,604,202
    1,350,000  Virginia Electric and Power
                 4.500%, 12/15/10 ..................       1,366,866
                                                      --------------
                                                          19,815,013
                                                      --------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $166,294,564)                     172,830,027
                                                      --------------

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------
NON-AGENCY MORTGAGE-BACKED SECURITIES - 6.18%
$   6,322,098  Bear Stearns Asset Backed Securities
                 Series 2003-AC5, Class A2, CMO
                 5.000%, 10/25/33 ..................  $    6,350,578
    5,963,521  Chase Mortgage Finance
                 Series 2003-S2, Class A1, CMO
                 5.000%, 03/25/18 (f) ..............       6,131,386
    2,964,726  CS First Boston Mortgage Securities,
                 Series 2002-34, Class 1A1
                 7.500%, 12/25/32 ..................       3,097,515
   11,371,565  Wells Fargo Mortgage Backed
                 Securities Trust,
                 Class 1A2, CMO, ARM
                 Series 2003K
                 4.509%, 11/25/33 (a) (f) ..........      11,146,086
                                                      --------------
               TOTAL NON-AGENCY MORTGAGE-BACKED
                 SECURITIES
                 (Cost $26,749,509) ................      26,725,565
                                                      --------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.12%
    4,000,000  CS First Boston Mortgage Securities,
                 Series 1998-C2, Class A2
                 6.300%, 11/11/30 ..................       4,369,344
    4,225,000  General Electric Capital
                 Commercial Mortgage
                 Series 2001-1, Class A2
                 6.531%, 05/15/33 ..................       4,784,527
               GMAC Commercial Mortgage Securities
    3,125,000    Series 2000-C3, Class A2
                 6.957%, 09/15/35 ..................       3,579,668
    4,400,000    Series 2003-C3, Class A4
                 5.023%, 04/10/40 ..................       4,531,073
    1,250,000  JPMorgan Commercial
                 Mortgage Finance, CMO
                 Series 1999-C7, Class A2
                 6.507%, 10/15/35 (f) ..............       1,373,581
    3,500,000  Morgan Stanley Capital I, CMO,
                 Series 2004-HQ3, Class A3
                 4.490%, 01/13/41 ..................       3,531,033
                                                      --------------
               TOTAL COMMERCIAL MORTGAGE-BACKED
                 SECURITIES
                 (Cost $21,694,759) ................      22,169,226
                                                      --------------

ASSET-BACKED SECURITIES - 4.55%
       52,047  Amresco Securitized Net Interest
                 Trust, Series 1997-1, Class A
                 7.545%, 09/26/27 (g) (h) ..........          18,216
    7,500,000  Capital One Master Trust
                 Series 2001-5, Class A
                 5.300%, 06/15/09 ..................       7,818,734
    3,600,000  Capital One Multi-Asset Execution Trust
                 Series 2004-C1, Class C1
                 3.400%, 11/16/09 ..................       3,591,377
    4,000,000  CIT Equipment Collateral
                 Series 2002-VT1, Class A4
                 4.670%, 12/21/09 ..................       4,051,036
    2,377,231  DVI Receivables
                 Series 2002-1, Class A3B
                 4.570%, 06/11/10 (h) ..............       1,927,043
    2,319,575  WFS Financial Owner Trust
                 Series 2004-1, Class C
                 2.490%, 08/22/11 ..................       2,302,718
                                                      --------------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $20,153,047) ................      19,709,124
                                                      --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 50

ABN AMRO FUNDS
--------------
BOND FUND                                                       OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------
FOREIGN GOVERNMENT BONDS - 1.32%
$   2,200,000  Republic of Philippines
                 8.250%, 01/15/14 ..................  $    2,123,000
    3,350,000  United Mexican States
                 Series A, MTN
                 7.500%, 04/08/33 ..................       3,579,475
                                                      --------------
               TOTAL FOREIGN GOVERNMENT BONDS
                 (Cost $5,681,300) .................       5,702,475
                                                      --------------

MUNICIPAL SECURITY - 0.56%
               CALIFORNIA - 0.56%
    2,135,000  California State Economic
                 Recovery, Series A, GO
                 5.250%, 07/01/14 ..................       2,437,060
                                                      --------------
               TOTAL MUNICIPAL SECURITY
                 (Cost $2,309,801) .................       2,437,060
                                                      --------------

COMMERCIAL PAPER (I) (J) - 1.49%
    6,459,000  Ranger Funding
                 1.820%, 11/15/04 ..................       6,454,428
                                                      --------------
               TOTAL COMMERCIAL PAPER
                 (Cost $6,454,428) .................       6,454,428
                                                      --------------
 SHARES
-------

INVESTMENT COMPANY - 1.51%
    6,533,254  BlackRock Provident Institutional
                 TempCash Portfolio ................       6,533,254
                                                      --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $6,533,254) .................       6,533,254
                                                      --------------
TOTAL INVESTMENTS - 100.61%
   (Cost $426,672,397)* ............................     435,439,476
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - (0.61)% .........      (2,648,607)
                                                      --------------
NET ASSETS - 100.00% ...............................  $  432,790,869
                                                      ==============

-------------------------
  *  Aggregate cost for Federal income tax purposes is $428,694,692.

     Gross unrealized appreciation .................  $    7,966,760
     Gross unrealized depreciation .................      (1,221,976)
                                                      --------------
     Net unrealized appreciation ...................  $    6,744,784
                                                      ==============
(a) Adjustable Rate Mortgage. The interest rate shown reflects the rate in effect at October 31, 2004.
(b)  Securities purchased on a when-issued or delayed delivery basis.
(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.
(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2004, these securities amounted to $8,798,104 or 2.03% of net assets. These securities have been determined by the Adviser to be liquid securities.
(e) Variable rate security. Bond will pay an initial coupon rate for the first period and then a variable rate for the following periods until maturity. The coupon rate will be 5.819% until September 2013 and will be variable there after. The maturity date shown is the next scheduled reset date.
(f) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(g) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security is purchased in accordance with guidelines approved by the Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2004, this security amounted to $18,216 or 0.00% of net assets.
(h) These securities have been determined by the Adviser to be illiquid securities. At October 31, 2004, these securities amounted to $1,945,259 or 0.45% of net assets.
(i)  Annualized yield at the time of purchase.
(j) Security exempt from registration under Rule 4(2) under the Securities Act of 1933, as amended. This security is purchased in accordance with guidelines approved by the Board of Trustees and may only be resold, in a transaction exempt from registration to qualified institutional buyers. At October 31, 2004, this security amounted to $6,454,428 or 1.49% of net assets. This security has been determined by the Adviser to be a liquid security.

     ARM Adjustable Rate Mortgage
     CMO Collateralized Mortgage Obligation
      GO General Obligation
     MTN Medium Term Note
     TBA To Be Announced

    PORTFOLIO COMPOSITION
Investment Company ......................................   2%
Commerical Paper ........................................   1%
U.S. Government Obligations .............................   4%
U.S. Government Agency Obligations ......................  36%
Municipal Security ......................................   1%
Corporate Notes and Bonds: (Moody's Ratings - unaudited)
  Aaa ...................................................  14%
  A .....................................................   8%
  Baa ...................................................  19%
  Ba ....................................................  13%
  B .....................................................   1%
  NR ....................................................   1%
                                                        ------
                                                          100%
                                                        ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 51

ABN AMRO FUNDS
--------------
INVESTMENT GRADE BOND FUND                                      OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

U.S GOVERNMENT AND AGENCY OBLIGATIONS ..... 42%
CORPORATE NOTES AND BONDS ................. 36%
COMMERCIAL MORTGAGE-BACKED SECURITIES .....  7%
ASSET-BACKED SECURITIES ...................  6%
NON-AGENCY MORTGAGE-BACKED SECURITIES .....  4%
CASH & OTHER NET ASSETS ...................  1%
MUNICIPAL SECURITIES &
COMMERCIAL PAPER ..........................  3%
FOREIGN GOVERNMENT BOND ...................  1%

% OF TOTAL NET ASSETS

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 42.26%
               FEDERAL HOME LOAN BANK - 1.66%
$     550,000  5.875%, 11/15/07 ....................  $      593,188
      100,000  6.500%, 08/14/09 ....................         112,966
                                                      --------------
                                                             706,154
                                                      --------------
               FEDERAL HOME LOAN MORTGAGE - 11.59%
      250,000  2.125%, 11/15/05 ....................         249,241
      225,000  2.750%, 03/15/08 ....................         222,384
      200,000  5.000%, 07/15/14 ....................         208,260
      130,329  5.500%, 08/01/17,
                 Gold Pool # E90954 ................         135,142
      881,412  5.000%, 09/01/18,
                 Gold Pool # E99582 ................         900,287
      255,083  6.500%, 08/01/32,
                 Gold Pool # C01385 ................         268,528
    1,287,041  5.000%, 11/01/33,
                 Gold Pool # A15349 ................       1,287,240
    1,138,716  5.500%, 11/01/33,
                 Gold Pool # A15901 ................       1,162,225
      487,162  5.500%, 05/01/34,
                 Gold Pool # C01840 ................         496,938
                                                      --------------
                                                           4,930,245
                                                      --------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 24.83%
      925,000  2.375%, 02/15/07 ....................         915,431
      150,000  4.375%, 03/15/13 ....................         150,908
      188,241  6.000%, 10/01/16, Pool # 611322 .....         197,699
      148,310  5.500%, 01/01/17, Pool # 623107 .....         153,920
      359,538  5.500%, 04/01/17, Pool # 254259 .....         373,086
      299,437  6.000%, 06/01/17, Pool # 254342 .....         314,515
      621,318  5.500%, 11/01/17, Pool # 659589 .....         644,731
      821,570  5.000%, 05/01/18, Pool # 697050 .....         839,858
      856,515  5.000%, 06/01/19, Pool # 255274 .....         875,466
      448,172  5.000%, 09/01/19, Pool # 788070 .....         458,149
      439,814  5.500%, 07/01/24, Pool # 255321 .....         451,730
      192,192  6.500%, 03/01/32, Pool # 254239 .....         202,485
      162,537  7.000%, 04/01/32, Pool # 545556 .....         172,781

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION (CONTINUED)
$     260,589  6.500%, 10/01/32, Pool # 254479 .....  $      274,545
      623,969  4.749%, 02/01/33,
                 Pool # 682778, ARM (a) ............         631,628
      596,054  4.178%, 03/01/33,
                 Pool # 681846, ARM (a) ............         601,267
      906,052  3.754%, 05/01/33,
                 Pool # 703979, ARM (a) ............         900,584
      913,895  5.000%, 10/01/33, Pool # 749179 .....         913,439
      915,336  3.124%, 07/01/34, Pool # 786027 .....         914,300
      560,000  6.000%, 11/01/34, TBA (b) ...........         580,650
                                                      --------------
                                                          10,567,172
                                                      --------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 2.65%
      500,290  3.130%, 04/16/16, Series 2003-16,
                 Class A, CMO ......................         497,499
      450,170  3.360%, 08/16/22, Series 2004-9,
                 Class A, CMO ......................         445,424
      173,255  6.500%, 05/15/32, Pool # 584389 .....         183,577
                                                      --------------
                                                           1,126,500
                                                      --------------
               U.S. TREASURY INFLATION
               INDEX NOTE - 0.58%
      217,744  3.500%, 01/15/11 (c) ................         249,172
                                                      --------------
               U.S. TREASURY NOTE - 0.95%
      400,000  3.500%, 08/15/09 (c) ................         404,266
                                                      --------------
               TOTAL U.S. GOVERNMENT AND AGENCY
                 OBLIGATIONS
                 (Cost $17,803,799) ................      17,983,509
                                                      --------------

CORPORATE NOTES AND BONDS - 35.84%
               BASIC MATERIALS - 1.27%
      235,000  International Paper
                 5.850%, 10/30/12 ..................         251,298
      275,000  Weyerhaeuser
                 6.000%, 08/01/06 ..................         289,376
                                                      --------------
                                                             540,674
                                                      --------------
               COMMUNICATIONS - 1.01%
      385,000  British Sky Broadcasting
                 6.875%, 02/23/09 ..................         428,110
                                                      --------------
               CONSUMER CYCLICALS - 0.92%
      380,000  Newell Rubbermaid
                 4.625%, 12/15/09 ..................         390,003
                                                      --------------
               ELECTRONICS - 1.14%
      485,000  Thermo Electron, Convertible
                 3.250%, 11/01/07 ..................         483,181
                                                      --------------
               FINANCE - 13.67%
      500,000  AmSouth Bank, Subordinated Notes
                 4.850%, 04/01/13 ..................         506,756
      350,000  CIT Group
                 3.375%, 04/01/09 ..................         343,183
      310,000  Corporacion Andina de Fomento
                 5.200%, 05/21/13 ..................         315,579
      475,000  Countrywide Home Loan, MTN,
                 Series L
                 4.000%, 03/22/11 ..................         463,460
      225,000  Credit Suisse First Boston USA
                 5.750%, 04/15/07 ..................         238,926

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 52

ABN AMRO FUNDS
--------------
INVESTMENT GRADE BOND FUND                                      OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               FINANCE (CONTINUED)
$     400,000  EOP Operating
                 5.875%, 01/15/13 ..................  $      425,096
      465,000  Ford Motor Credit
                 5.625%, 10/01/08 ..................         481,233
      460,000  General Electric Capital,
                 Series A, MTN
                 5.000%, 06/15/07 ..................         481,904
      250,000  General Motors Acceptance
                 5.625%, 05/15/09 ..................         252,698
      250,000  Household Finance
                 4.625%, 01/15/08 ..................         258,987
      200,000  Hutchison Whampoa
                 5.450%, 11/24/10 (d) ..............         206,228
      500,000  JP Morgan Chase, Senior Notes
                 5.350%, 03/01/07 ..................         525,105
      410,000  Marshall & Ilsley Bank
                 5.250%, 09/04/12 ..................         436,444
      240,000  SLM, MTN, Series A
                 5.625%, 04/10/07 ..................         253,172
      250,000  State Auto Financial, Senior Notes
                 6.250%, 11/15/13 ..................         256,845
      350,000  Textron Financial
                 5.875%, 06/01/07 ..................         373,082
                                                      --------------
                                                           5,818,698
                                                      --------------
               FOOD AND BEVERAGES - 4.81%
      460,000  Albertson's, Senior Notes
                 6.950%, 08/01/09 ..................         512,295
      500,000  Conagra Foods
                 6.000%, 09/15/06 ..................         526,744
      500,000  General Mills
                 6.000%, 02/15/12 ..................         544,652
      450,000  Kraft Foods
                 4.625%, 11/01/06 ..................         463,381
                                                      --------------
                                                           2,047,072
                                                      --------------
               INSURANCE - 1.18%
      285,000  Berkshire Hathaway
                 4.625%, 10/15/13 ..................         286,663
      200,000  Chubb
                 6.000%, 11/15/11 ..................         216,558
                                                      --------------
                                                             503,221
                                                      --------------
               MEDICAL PRODUCTS AND
               SUPPLIES - 0.73%
      300,000  Guidant
                 6.150%, 02/15/06 ..................         311,825
                                                      --------------
               OIL AND GAS EXTRACTION - 2.91%
      350,000  Consolidated Natural Gas,
                 Senior Notes, Series C
                 6.250%, 11/01/11 ..................         386,317
      275,000  Marathon Oil
                 5.375%, 06/01/07 ..................         289,410
      550,000  Occidental Petroleum
                 4.000%, 11/30/07 ..................         560,821
                                                      --------------
                                                           1,236,548
                                                      --------------
               PHARMACEUTICALS - 0.81%
      335,000  Wyeth
                 5.500%, 03/15/13 ..................         345,277
                                                      --------------

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               RESTAURANTS - 0.38%
$     135,000  Yum! Brands, Senior Notes
                 7.700%, 07/01/12 ..................  $      161,431
                                                      --------------
               RETAIL - 1.01%
      425,000  Wal-Mart Stores
                 4.125%, 02/15/11 ..................         429,354
                                                      --------------
               TECHNOLOGY - 1.59%
      200,000  First Data
                 3.375%, 08/01/08 ..................         199,115
      485,000  Sungard Data Systems
                 4.875%, 01/15/14 ..................         476,855
                                                      --------------
                                                             675,970
                                                      --------------
               TRANSPORTATION - 1.53%
      215,000  Ryder System, Senior Notes, MTN
                 6.460%, 10/18/06 ..................         227,472
      425,000  Union Pacific
                 3.875%, 02/15/09 ..................         424,963
                                                      --------------
                                                             652,435
                                                      --------------
               UTILITIES - 2.88%
      275,000  CILCORP, Senior Notes
                 8.700%, 10/15/09 ..................         330,257
      535,000  MidAmerican Energy, MTN
                 5.125%, 01/15/13 ..................         559,400
      340,000  Pacific Gas and Electric,
                 First Mortgage
                 3.600%, 03/01/09 ..................         337,900
                                                      --------------
                                                           1,227,557
                                                      --------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $15,136,607) ................      15,251,356
                                                      --------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.94%
               General Electric Capital
                 Commercial Mortgage
      293,244    Series 2001-1, Class A1
                 6.079%, 05/15/33 ..................         313,166
      425,000    Series 2001-1, Class A2
                 6.531%, 05/15/33 ..................         481,284
    1,000,000  LB Commercial Conduit Mortgage Trust
                 Series 1999-C1, Class A2
                 6.780%, 06/15/31 ..................       1,117,860
       94,859  Master Asset Securitization Trust
                 Series 2002-8, Class 1A2, CMO
                 5.250%, 12/25/17 (e) ..............          97,523
      308,227  Washington Mutual
                 Series 2002-S8, Class 2A7, CMO
                 5.250%, 01/25/18 ..................         307,555
      645,568  Wells Fargo Mortgage Backed
                 Securities Trust,
                 Class 1A2, CMO, ARM
                 Series 2003L
                 4.586%, 11/25/33 (a) (e) ..........         635,804
                                                      --------------
               TOTAL COMMERCIAL MORTGAGE-BACKED
                 SECURITIES
                 (Cost $2,918,919) .................       2,953,192
                                                      --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 53

ABN AMRO FUNDS
--------------
INVESTMENT GRADE BOND FUND                                      OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------
ASSET-BACKED SECURITIES - 5.60%
$   1,000,000  Capital One Master Trust
                 Series 2001-5, Class A
                 5.300%, 06/15/09 ..................  $    1,042,498
      475,000  Capital One Multi-Asset
                 Execution Trust
                 Series 2004-C1, Class C1
                 3.400%, 11/16/09 ..................         473,862
      435,000  Citibank Credit Card Issuance Trust
                 Series 2000-C1, Class C1
                 7.450%, 09/15/07 ..................         452,936
      410,525  MMCA Automobile Trust
                 Series 2001-4, Class A4
                 4.920%, 08/15/07 (e) ..............         414,693
                                                      --------------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $2,451,272) .................       2,383,989
                                                      --------------

NON-AGENCY MORTGAGE-BACKED SECURITIES - 3.91%
      662,656  5.000%, 10/25/33,
                 Series 2003-AC5,
                 Class A2, CMO .....................         665,641
      597,832  5.000%, 03/25/18 (e)
                 Series 2003-S2,
                 Class A1, CMO .....................         614,661
      393,631  4.507%, 11/25/33 (e)
                 Series 2003K ......................         385,826
                                                      --------------
               TOTAL NON-AGENCY MORTGAGE-BACKED
                 SECURITIES
                 (Cost $1,660,328) .................       1,666,128
                                                      --------------

MUNICIPAL SECURITIES - 1.77%
               CALIFORNIA - 0.58%
      215,000  California State Economic
                 Recovery, Series A, GO
                 5.250%, 07/01/14 ..................         245,418
                                                      --------------
               ILLINOIS - 1.19%
      535,000  Illinois State, GO
                 4.350%, 06/01/18 ..................         506,051
                                                      --------------
               TOTAL MUNICIPAL SECURITIES
                 (Cost $767,385) ...................         751,469
                                                      --------------

FOREIGN GOVERNMENT BOND - 1.11%
      475,000  Ontario Province
                 2.650%, 12/15/06 ..................         471,655
                                                      --------------
               TOTAL FOREIGN GOVERNMENT BOND
                 (Cost $476,585) ...................         471,655
                                                      --------------

COMMERCIAL PAPER (F) (G) - 1.37%
      582,000  Ranger Funding
                 1.820%, 11/15/04 ..................         581,588
                                                      --------------
               TOTAL COMMERCIAL PAPER
                 (Cost $581,588) ...................         581,588
                                                      --------------

                                                          MARKET
 SHARES                                                    VALUE
----------                                                -------
INVESTMENT COMPANY - 2.01%
      856,578  BlackRock Provident Institutional
                 TempCash Portfolio ................  $      856,578
                                                      --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $856,578) ...................         856,578
                                                      --------------
TOTAL INVESTMENTS - 100.81%
   (Cost $42,653,061)* .............................      42,899,464
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - (0.81)% .........        (346,476)
                                                      --------------
NET ASSETS - 100.00% ...............................  $   42,552,988
                                                      ==============

--------------------------
  *  Aggregate cost for Federal income tax purposes is $42,811,611.

     Gross unrealized appreciation .................  $      328,158
     Gross unrealized depreciation .................        (240,305)
                                                      --------------
     Net unrealized appreciation ...................  $       87,853
                                                      ==============
(a) Adjustable Rate Mortgage. The interest rate shown reflects the rate in effect at October 31, 2004.
(b)  Securities purchased on a when-issued or delayed delivery basis.
(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security is purchased in accordance with guidelines approved by the Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2004, this security amounted to $206,228 or 0.48% of net assets. This security has been determined by the Adviser to be a liquid security.
(e) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(f)  Annualized  yield at the time of purchase.
(g) Security exempt from registration under Rule 4(2) under the Securities Act of 1933, as amended. This security is purchased in accordance with guidelines approved by the Board of Trustees and may only be resold, in a transaction exempt from registration to qualified institutional buyers. At October 31, 2004, this security amounted to $581,588 or 1.37% of net assets. This security has been determined by the Adviser to be a liquid security.

     ARM Adjustable Rate Mortgage
     CMO Collateralized Mortgage Obligation
      GO General Obligation
     MTN Medium Term Note
     TBA To Be Announced

    PORTFOLIO COMPOSITION
Investment Company .......................................  2%
Commerical Paper .........................................  1%
Government Obligations ...................................  1%
Government Agency Obligations ............................ 40%
Municipal Security .......................................  2%
Corporate Notes and Bonds: (Moody's Ratings - unaudited)
  Aaa .................................................... 16%
  Aa .....................................................  3%
  A ...................................................... 15%
  Baa .................................................... 18%
  BBB ....................................................  2%
                                                        ------
                                                          100%
                                                        ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 54

ABN AMRO FUNDS
--------------
HIGH YIELD BOND FUND                                            OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

BASIC MATERIALS .................... 20%
ENERGY ............................. 14%
SERVICES CYCLICALS ................. 12%
OTHER CORPORATE NOTES AND BONDS ....  9%
CAPITAL GOODS ......................  9%
TELECOMMUNICATIONS .................  9%
MEDIA ..............................  9%
SERVICES NON-CYCLICALS .............  7%
UTILITIES ..........................  7%
CASH AND OTHER NET ASSETS ..........  4%

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------
CORPORATE NOTES AND BONDS - 96.00%
               BASIC MATERIALS - 19.82%
$     350,000  Abitibi-Consolidated, Yankee Bond
                 8.550%, 08/01/10 ..................  $      385,000
      200,000  Ainsworth Lumber, Senior Notes
                 6.750%, 03/15/14 ..................         193,000
      150,000  Appleton Papers, Senior Notes
                 8.125%, 06/15/11 ..................         158,625
      250,000  Arch Western Finance, Senior Notes
                 6.750%, 07/01/13 ..................         266,875
      100,000  Cascades, Senior Notes
                 7.250%, 02/15/13 ..................         108,500
      175,000  Century Aluminum
                 7.500%, 08/15/14 (a) ..............         186,375
      100,000  Dresser-Rand Group
                 Senior Subordinated Notes
                 7.375%, 11/01/14 (a) ..............         105,250
      225,000  Equistar Chemical Funding
                 10.125%, 09/01/08 .................         259,594
      250,000  Ethyl
                 8.875%, 05/01/10 ..................         271,250
      150,000  FMC
                 10.250%, 11/01/09 .................         174,750
      100,000  Foundation PA Coal, Senior Notes
                 7.250%, 08/01/14 (a) ..............         107,375
      150,000  Huntsman International
                 10.125%, 07/01/09 .................         158,250
      250,000  IPSCO, Senior Notes
                 8.750%, 06/01/13 ..................         290,000
      250,000  JSG Funding, Senior Notes
                 9.625%, 10/01/12 ..................         286,250
      275,000  Koppers
                 9.875%, 10/15/13 ..................         312,125
      100,000  Methanex, Senior Notes
                 8.750%, 08/15/12 ..................         117,500
      100,000  Nalco, Senior Notes
                 7.750%, 11/15/11 ..................         108,750
      250,000  Riverside Forest Products,
                 Senior Notes
                 7.875%, 03/01/14 ..................         267,500

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               BASIC MATERIALS (CONTINUED)
$     250,000  Stone Container, Senior Notes
                 8.375%, 07/01/12 ..................  $      277,500
      125,000  Tembec Industries
                 8.500%, 02/01/11 ..................         128,437
      100,000  Trinity Industries, Senior Notes
                 6.500%, 03/15/14 ..................         100,000
                                                      --------------
                                                           4,262,906
                                                      --------------
               CAPITAL GOODS - 9.39%
               Building Materials, Senior Notes,
                 Series B
       50,000    7.750%, 07/15/05 ..................          51,000
      250,000    8.000%, 10/15/07 ..................         258,750
      175,000  CHC Helicopter,
                 Senior Subordinated Notes
                 7.375%, 05/01/14 ..................         187,250
      200,000  Crown European Holdings
                 9.500%, 03/01/11 ..................         229,000
      150,000  Greif
                 8.875%, 08/01/12 ..................         167,625
      150,000  Joy Global, Series B
                 8.750%, 03/15/12 ..................         170,250
      350,000  L-3 Communications
                 7.625%, 06/15/12 ..................         388,500
      250,000  Owens-Brockway Glass Container
                 8.750%, 11/15/12 ..................         283,125
      125,000  SPX, Senior Notes
                 6.250%, 06/15/11 ..................         128,125
      150,000  Westinghouse Air Brake, Senior Notes
                 6.875%, 07/31/13 ..................         157,125
                                                      --------------
                                                           2,020,750
                                                      --------------
               CONSUMER CYCLICALS - 3.30%
      125,000  Blockbuster, Senior Subordinated Notes
                 9.000%, 09/01/12 (a) ..............         128,750
      150,000  Couche-Tard US Finance,
                 Senior Subordinated Notes
                 7.500%, 12/15/13 ..................         162,375
      100,000  Dana
                 10.125%, 03/15/10 .................         113,250
      100,000  Michaels Stores, Senior Notes
                 9.250%, 07/01/09 ..................         108,375
      165,000  TRW Automotive,
                 Senior Subordinated Notes
                 11.000%, 02/15/13 .................         197,175
                                                      --------------
                                                             709,925
                                                      --------------
               CONSUMER NON-CYCLICALS - 2.27%
      150,000  Constellation Brands, Series B
                 8.125%, 01/15/12 ..................         165,000
      150,000  Roundy's, Series B
                 8.875%, 06/15/12 ..................         163,875
      150,000  Stater Brothers Holdings,
                 Senior Notes
                 8.125%, 06/15/12 ..................         159,750
                                                      --------------
                                                             488,625
                                                      --------------
               ENERGY - 13.70%
      100,000  Bluewater Finance
                 10.250%, 02/15/12 .................         111,000
               Chesapeake Energy, Senior Notes
      150,000    7.500%, 09/15/13 ..................         168,000
      150,000    7.500%, 06/15/14 ..................         167,625
      100,000  Ferrellgas Partners Finance, Senior Notes
                 8.750%, 06/15/12 ..................         109,250

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 55

ABN AMRO FUNDS
--------------
HIGH YIELD BOND FUND                                            OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               ENERGY (CONTINUED)
$     200,000  Grant Prideco, Series B
                 9.625%, 12/01/07 ..................  $      227,000
      125,000  MarkWest Energy Partners/MarkWest
                 Energy Finance
                 Senior Notes
                 6.875%, 11/01/14 (a) ..............         128,125
      100,000  MSW Energy Holdings/MSW
                 Energy Finance
                 8.500%, 09/01/10 ..................         110,000
      150,000  Offshore Logistics
                 6.125%, 06/15/13 ..................         156,000
      200,000  Petroleum Geo-Services, Yankee
                 10.000%, 11/05/10 .................         229,000
      200,000  Petroleum Helicopters, Series B
                 9.375%, 05/01/09 ..................         217,250
      150,000  Premcor Refining Group, Senior Notes
                 6.750%, 02/01/11 ..................         163,125
      125,000  Pride International, Senior Notes
                 7.375%, 07/15/14 (a) ..............         141,250
      150,000  Southern Natural Gas
                 8.875%, 03/15/10 ..................         169,687
      200,000  Southern Star Central
                 8.500%, 08/01/10 ..................         222,000
      250,000  Tesoro Petroleum
                 8.000%, 04/15/08 ..................         273,125
       50,000  Vintage Petroleum,
                 Senior Subordinated Notes
                 7.875%, 05/15/11 ..................          54,250
      125,000  Western Oil Sands
                 8.375%, 05/01/12 ..................         146,406
      150,000  Williams Companies
                 Debentures, Series A
                 7.500%, 01/15/31 ..................         154,500
                                                      --------------
                                                           2,947,593
                                                      --------------
               MEDIA - 9.18%
      100,000  Cablevision Systems, Senior Notes
                 5.660%, 04/01/09 (a) (b) ..........         106,000
       75,000  Charter Communications Holdings &
                 Charter Communication Holdings
                 Capital, Senior Notes
                 10.750%, 10/01/09 .................          63,750
      125,000  Charter Communications Holdings II
                 Senior Notes
                 10.250%, 09/15/10 .................         130,625
       50,000  Charter Communications Operating &
                 Charter Communications
                 Operating Capital
                 Senior Notes
                 8.000%, 04/30/12 (a) ..............          50,812
      200,000  CSC Holdings, Senior Notes
                 7.250%, 07/15/08 ..................         213,250
      130,000  Dex Media East/Dex Media East Finance
                 12.125%, 11/15/12 .................         162,175
      250,000  DirecTV Holdings Finance, Senior Notes
                 8.375%, 03/15/13 ..................         286,250
      150,000  EchoStar DBS, Senior Notes
                 5.750%, 10/01/08 ..................         154,125
      125,000  Houghton Mifflin,
                 Senior Subordinated Notes
                 9.875%, 02/01/13 ..................         136,250
      150,000  NTL Cable, Senior Notes
                 8.750%, 04/15/14 (a) ..............         166,125

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               MEDIA (CONTINUED)
               RH Donnelly Finance
$     100,000    10.875%, 12/15/12 (a) .............  $      122,750
       25,000    10.875%, 12/15/12                            30,688
      225,000  Sinclair Broadcast Group
                 8.000%, 03/15/12 ..................         237,375
       98,000  Yell Finance, Senior Notes
                 10.750%, 08/01/11 .................         114,660
                                                      --------------
                                                           1,974,835
                                                      --------------
               REAL ESTATE - 1.42%
      200,000  American Real Estate Partners,
                 Senior Notes
                 8.125%, 06/01/12 (a) ..............         212,000
       81,000  CBRE Escrow, Senior Notes
                 9.750%, 05/15/10 ..................          92,745
                                                      --------------
                                                             304,745
                                                      --------------
               SERVICES CYCLICALS - 12.40%
      180,000  AMC Entertainment,
                 Senior Subordinated Notes
                 9.500%, 02/01/11 ..................         186,750
      200,000  AMERCO
                 9.000%, 03/15/09 (c) ..............         212,000
      275,000  Caesars Entertainment,
                 Senior Subordinated Notes
                 9.375%, 02/15/07 ..................         308,000
      150,000  Continental Airlines
                 8.000%, 12/15/05 ..................         138,750
      150,000  D.R. Horton, Senior Notes
                 6.875%, 05/01/13 ..................         163,125
      105,000  Iron Mountain
                 8.625%, 04/01/13 ..................         114,187
      150,000  K. Hovnanian Enterprises
                 7.750%, 05/15/13 ..................         162,750
      200,000  Meritage
                 9.750%, 06/01/11 ..................         224,000
               MGM MIRAGE
      275,000    9.750%, 06/01/07 ..................         310,750
       75,000    8.375%, 02/01/11 ..................          84,938
      100,000  Pinnacle Entertainment, Series B
                 9.250%, 02/15/07 ..................         103,750
      175,000  Resorts International Hotel and Casino
                 11.500%, 03/15/09 .................         202,563
      150,000  River Rock Entertainment,
                 Senior Notes
                 9.750%, 11/01/11 ..................         163,875
      175,000  Standard-Pacific, Senior Notes
                 7.750%, 03/15/13 ..................         191,625
      100,000  United Rentals, North America
                 6.500%, 02/15/12 ..................          99,500
                                                      --------------
                                                           2,666,563
                                                      --------------
               SERVICES NON-CYCLICALS - 6.59%
      150,000  Bio-Rad Laboratories,
                 Senior Subordinated Notes
                 7.500%, 08/15/13 ..................         163,125
      200,000  Coventry Health Care, Senior Notes
                 8.125%, 02/15/12 ..................         217,000
      350,000  Fresenius Medical Capital Trust II
                 7.875%, 02/01/08 ..................         378,000
      125,000  HCA
                 8.750%, 09/01/10 ..................         144,303

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 56

ABN AMRO FUNDS
--------------
HIGH YIELD BOND FUND                                            OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               SERVICES NON-CYCLICALS (CONTINUED)
$     100,000  NeighborCare, Senior
                 Subordinated Notes
                 6.875%, 11/15/13 ..................  $      105,000
      132,000  Pacificare Health Systems
                 10.750%, 06/01/09 .................         152,790
      100,000  Pharma Services
                 Intermediate Holding
                 5.690%, 04/01/14 (a) (d) ..........          66,250
      175,000  Quintiles Transnational,
                 Senior Subordinated Notes
                 10.000%, 10/01/13 .................         191,625
                                                      --------------
                                                           1,418,093
                                                      --------------
               TECHNOLOGY AND ELECTRONICS - 2.01%
               Freescale Semiconductor, Senior Notes
       50,000    4.380%, 07/15/09 (a) (b) ..........          52,000
      100,000    7.125%, 07/15/14 (a) ..............         106,500
      100,000  PerkinElmer
                 8.875%, 01/15/13 ..................         114,250
      150,000  Unisys, Senior Notes
                 8.125%, 06/01/06 ..................         160,125
                                                      --------------
                                                             432,875
                                                      --------------
               TELECOMMUNICATIONS - 9.17%
      108,000  Alamosa Delaware
                 11.000%, 07/31/10 .................         126,900
      100,000  Citizens Communications
                 9.250%, 05/15/11 ..................         115,500
      250,000  eircom
                 8.250%, 08/15/13 ..................         279,375
               Nextel Communications, Senior Notes
      100,000    9.500%, 02/01/11 ..................         113,875
      185,000    Convertible
                 5.250%, 01/15/10 ..................         189,394
      175,000  Nortel Networks
                 6.125%, 02/15/06 ..................         179,813
               PanAmSat
      100,000    6.375%, 01/15/08 ..................         104,000
      125,000    9.000%, 08/15/14 (a) ..............         133,125
      125,000  PanAmSat Holding
                 19.829%, 11/01/14 (a) (e) .........          75,312
       50,000  PTC International Finance II, Yankee
                 11.250%, 12/01/09 .................          53,250
      300,000  Qwest Services
                 14.000%, 12/15/14 (a) .............         373,500
      200,000  Rogers Wireless
                 9.625%, 05/01/11 ..................         228,000
                                                      --------------
                                                           1,972,044
                                                      --------------
               UTILITIES - 6.75%
      200,000  Beaver Valley Funding, Debentures
                 9.000%, 06/01/17 ..................         236,024
       50,000  Dynegy Holdings
                 10.125%, 07/15/13 (a) .............          58,500
      147,000  Homer City Funding
                 8.137%, 10/01/19 ..................         165,375
       75,000  Illinova, First Mortgage
                 11.500%, 12/15/10 .................          88,987
      200,000  Nevada Power, Second Mortgage
                 9.000%, 08/15/13 ..................         234,000
      175,000  NRG Energy, Senior Secured Notes
                 8.000%, 12/15/13 (a) ..............         193,594
      200,000  PG&E
                 6.875%, 07/15/08 ..................         217,500

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               UTILITIES (CONTINUED)
$      50,000  Sierra Pacific Power,
                 General Refunding Mortgage
                 6.250%, 04/15/12 ..................  $       52,000
      175,000  TECO Energy, Senior Notes
                 10.500%, 12/01/07 .................         206,063
                                                      --------------
                                                           1,452,043
                                                      --------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $19,748,327) ................      20,650,997
                                                      --------------
 SHARES
-------

INVESTMENT COMPANY - 3.07%
      661,189  BlackRock Provident Institutional
                 TempCash Portfolio ................         661,189
                                                      --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $661,189) ...................         661,189
                                                      --------------
TOTAL INVESTMENTS - 99.07%
   (Cost $20,409,516)* .............................      21,312,186
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - 0.93% ...........         200,086
                                                      --------------
NET ASSETS - 100.00% ...............................  $   21,512,272
                                                      ==============

-------------------------
  * Aggregate cost for Federal income tax purposes is $20,530,873.

     Gross unrealized appreciation .................  $      796,376
     Gross unrealized depreciation .................         (15,063)
                                                      --------------
     Net unrealized appreciation ...................  $      781,313
                                                      ==============
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2004, these securities amounted to $2,513,593 or 11.68% of net assets. These securities have been determined by the Adviser to be liquid securities.
(b) Variable rate bonds. The interest rates shown reflect the rates in effect at October 31, 2004.
(c) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(d) Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. The coupon rate will be 0.00% until April 2009 and 11.500% thereafter. Interest rate presented represents annualized yield at time of purchase.
(e) Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. The coupon rate will be 0.00% until November 2009 and 10.375% thereafter. Interest rate presented represents annualized yield at time of purchase.

    PORTFOLIO COMPOSITION
Investment Company ........................................  3%
Corporate Notes and Bonds: (Moody's Ratings - unaudited)
  Baa .....................................................  2%
  Ba ...................................................... 43%
  B ....................................................... 44%
  Caa .....................................................  6%
  NR ......................................................  2%
                                                        ------
                                                          100%
                                                        ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 57

ABN AMRO FUNDS
--------------
MUNICIPAL BOND FUND                                             OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

EDUCATION .................... 36%
GENERAL OBLIGATIONS BONDS .... 23%
TRANSPORTATION ............... 11%
UTILITIES ....................  7%
MEDICAL ......................  6%
HOUSING ......................  6%
POLLUTION ....................  4%
OTHER MUNICIPAL SECURITIES ...  3%
WATER ........................  3%
CASH AND OTHER NET ASSETS ....  1%

% OF TOTAL NET ASSETS (RATINGS UNAUDITED)

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------
MUNICIPAL SECURITIES - 98.83%
               ALABAMA - 1.79%
$   1,000,000  Birmingham Industrial Water Board
                 Industrial Water Supply RB,
                 Partially Pre-refunded 01/01/07
                 6.000%, 07/01/07 (a) ..............  $    1,095,080
                                                      --------------
               ARIZONA - 2.91%
    1,000,000  Arizona State University RB
                 5.000%, 07/01/13
                 Insured: FSA ......................       1,119,120
               Salt River Project, Agricultural
                 Improvement and Power
                 District Electric System RB
      210,000    Pre-refunded, Series A, ETM
                 5.500%, 01/01/05 ..................         211,270
      240,000    Unrefunded, Series A
                 5.500%, 01/01/05 ..................         241,385
      200,000  Tucson Water RB
                 5.400%, 07/01/05 ..................         204,626
                                                      --------------
                                                           1,776,401
                                                      --------------
               CALIFORNIA - 1.65%
    1,000,000  California State RB,
                 Anticipation Notes, Series  A
                 3.000%, 06/30/05 ..................       1,008,180
                                                      --------------
               COLORADO - 5.16%
    1,000,000  Colorado Department of
                 Transportation RB,
                 Federal Highway Grant
                 Anticipation Notes, Series A
                 5.500%, 06/15/12
                 Insured: MBIA .....................       1,152,150
    2,000,000  Colorado Housing & Finance
                 Authority RB Single Family,
                 Class I, Series B-4
                 1.990%, 11/01/05 ..................       2,000,000
                                                      --------------
                                                           3,152,150
                                                      --------------


                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------
               DISTRICT OF COLUMBIA - 2.81%
               District of Columbia RB
$   1,000,000    George Washington University,
                 Series C
                 1.750%, 09/15/29
                 Insured: MBIA .....................  $    1,000,000
      640,000    Smithsonian Institute, Series A
                 5.375%, 11/01/15 ..................         715,840
                                                      --------------
                                                           1,715,840
                                                      --------------
               FLORIDA - 1.23%
      750,000  Palm Beach County
                 Health Facilities Authority RB,
                 Abbey DelRay South Project
                 5.500%, 10/01/11 ..................         753,225
                                                      --------------
               GEORGIA - 2.36%
      500,000  Cartersville Development Authority
                 Water & Wastewater Facilities RB
                 Series A, Anheuser-Busch Cos.,
                 AMT, 7.375%, 05/01/09 .............         591,565
      300,000  Fulton County School District, GO
                 6.375%, 05/01/11 ..................         357,393
               State of Georgia, GO
      250,000    Series A
                 6.100%, 03/01/05 ..................         253,530
      200,000    Series D
                 6.700%, 08/01/09 ..................         236,368
                                                      --------------
                                                           1,438,856
                                                      --------------
               IDAHO - 2.10%
    1,000,000  Idaho Health Facilities Authority RB
                 IHC Hospitals, ETM
                 6.650%, 02/15/21 (a) ..............       1,281,680
                                                      --------------
               ILLINOIS - 9.41%
      250,000  Chicago Public Building
                 Commission RB
                 School Reform Board, Series B
                 5.250%, 12/01/18
                 Insured: FGIC .....................         288,642
      375,000  DuPage County, Jail Project, GO
                 5.600%, 01/01/21 ..................         438,889
    1,000,000  Illinois Development
                 Finance Authority RB
                 Lincoln Way Community
                 5.700%, 01/01/18
                 Insured: FGIC .....................       1,192,990
      405,000  Illinois State Sales Tax RB,
                 First Series
                 5.250%, 06/15/19 ..................         466,439
    1,000,000  Illinois State, GO, First Series
                 Pre-refunded 04/01/12
                 5.500%, 04/01/13
                 Insured: FSA ......................       1,158,510
    1,000,000  Lake County Township High School
                 District No. 113,
                 Highland Park, GO
                 8.800%, 12/01/09 ..................       1,280,490
      785,000  University of Illinois RB, Auxiliary
                 Facilities Systems, Series B
                 5.500%, 04/01/17
                 Insured: FGIC .....................         918,599
                                                      --------------
                                                           5,744,559
                                                      --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 58

ABN AMRO FUNDS
--------------
MUNICIPAL BOND FUND                                             OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------


                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               INDIANA - 1.37%
$     700,000  Indianapolis Public Improvement RB
                 Series B
                 6.000%, 01/10/20 ..................  $      838,971
                                                      --------------
               KANSAS - 6.47%
    1,000,000  Burlington Environmental
                 Improvement RB
                 Kansas City Power & Light Project,
                 Series B,  Mandatory Put 10/01/07
                 4.750%, 09/01/15 ..................       1,047,270
    1,020,000  Butler & Sedgwick Counties
                 Unified School District No. 385,
                 Andover, GO
                 6.000%, 09/01/14
                 Insured: FSA ......................       1,227,631
    1,480,000  Butler County Unified School
                 District No. 394, GO
                 5.250%, 09/01/16
                 Insured: FSA ......................       1,677,935
                                                      --------------
                                                           3,952,836
                                                      --------------
               MASSACHUSETTS - 6.81%
    1,370,000  Massachusetts State Consolidated
                 Loan, Series A, GO
                 Pre-refunded 02/01/10
                 6.000%, 02/01/13 ..................       1,597,146
      500,000  Massachusetts State
                 Consolidation Lien
                 Series C, GO
                 5.250%, 08/01/17 ..................         569,955
    1,000,000  Massachusetts State HEFA RB
                 Boston College, Series M
                 1.900%, 06/01/35 ..................       1,000,000
    1,000,000  Massachusetts State Housing
                 Finance Agency RB,
                 Insured Construction Loan
                 Series A, AMT
                 1.950%, 12/01/05
                 Insured: FSA ......................         992,770
                                                      --------------
                                                           4,159,871
                                                      --------------
               MICHIGAN - 7.89%
    1,500,000  Birmingham City School District, GO
                 5.000%, 11/01/14 ..................       1,685,685
      400,000  Michigan Municipal Bond
                 Authority RB
                 Drinking Water Revolving Fund
                 5.500%, 10/01/16 ..................         473,932
    1,000,000  Oakland University RB
                 1.750%, 03/01/31
                 Insured: FGIC .....................       1,000,000
      500,000  Wayne State University RB, Series A
                 1.700%, 11/15/34
                 Insured: FGIC .....................         500,000
    1,000,000  Zeeland Public Schools, GO
                 5.750%, 05/01/11
                 Insured: FGIC .....................       1,159,260
                                                      --------------
                                                           4,818,877
                                                      --------------


                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               NEVADA - 4.05%
               Clark County
$   1,000,000    PCR, Southern California Edison
                 Series C, Remarketed, AMT
                 3.250%, 06/01/31 ..................  $      988,020
      350,000    School District, GO
                 Pre-refunded 12/15/04
                 6.400%, 06/15/06
                 Insured: FGIC .....................         355,467
    1,010,000  Nevada State Highway
                 Improvement RB
                 Motor Vehicle Fuel Tax
                 5.000%, 12/01/11
                 Insured: MBIA .....................       1,129,049
                                                      --------------
                                                           2,472,536
                                                      --------------
               NEW YORK - 6.98%
    1,000,000  New York City Transitional Finance
                 Authority RB, Future Tax
                 Secured-Subseries B-3
                 1.750%, 11/01/28
                 Insured: Bank One .................       1,000,000
    1,450,000  New York State Thruway Authority RB
                 Second General Hightway &
                 Bridge Trust Fund, Series A
                 5.250%, 04/01/14
                 Insured: MBIA .....................       1,656,930
      500,000  New York, GO
                 Series A
                 6.000%, 08/01/05 ..................         514,990
    1,000,000  Port Authority of New York and
                 New Jersey, Consolidated RB,
                 One Hundred Thirty-Seventh,
                 Series A1, AMT
                 5.000%, 07/15/10
                 Insured: AMBAC ....................       1,093,610
                                                      --------------
                                                           4,265,530
                                                      --------------
               OHIO - 2.60%
    1,500,000  Ohio State Water Development
                 Authority RB
                 5.000%, 12/01/06 ..................       1,590,165
                                                      --------------
               OKLAHOMA - 4.44%
    1,000,000  Oklahoma City, GO
                 5.500%, 07/01/11 ..................       1,144,690
      500,000  Oklahoma Housing Development
                 Authority RB, Obligation Lease
                 Purchase Program, Series A
                 5.100%, 11/01/05 ..................         511,200
    1,000,000  Tulsa Industrial Authority RB
                 St. John's Medical Center
                 Project, Pre-refunded 02/15/06
                 6.250%, 02/15/17 ..................       1,055,120
                                                      --------------
                                                           2,711,010
                                                      --------------
               TENNESSEE - 1.84%
    1,000,000  State of Tennessee, Series A, GO
                 5.000%, 05/01/13 ..................       1,120,320
                                                      --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 59

ABN AMRO FUNDS
--------------
MUNICIPAL BOND FUND                                             OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               TEXAS - 16.47%
$   1,090,000  Belton Independent School
                 District, GO
                 5.000%, 02/15/13
                 Guaranteed: PSF ...................  $    1,216,593
    1,000,000  Dallas Waterworks & Sewer
                 System RB Refunding and
                 Improvement, Series A
                 5.000%, 10/01/12 ..................       1,118,970
      480,000  Frisco Independent School
                 District, GO
                 7.000%, 08/15/10
                 Guaranteed: PSF ...................         582,067
      200,000  Humble Independent School
                 District Refunding
                 Series II, GO
                 5.500%, 02/15/10
                 Guaranteed: PSF ...................         225,606
    1,000,000  Leander Independent School District,
                 School Building, GO
                 5.000%, 08/15/12
                 Guaranteed: PSF ...................       1,113,630
      550,000  Plano Independent School District, GO
                 5.000%, 02/15/09
                 Guaranteed: PSF ...................         602,453
    1,250,000  Port of Houston Authority, Harris
                 County Airport Improvement,
                 Series B, GO, AMT
                 5.250%, 10/01/11
                 Insured: FGIC .....................       1,392,963
    1,000,000  San Marcos Consolidated
                 Independent School District, GO
                 5.250%, 08/01/19
                 Guaranteed: PSF ...................       1,115,380
      210,000  Tarrant County Health Facilities
                 Development
                 Health System RB, Series A
                 5.500%, 02/15/05
                 Insured: MBIA .....................         212,129
      500,000  Texas Municipal Power Agency RB
                 Series E
                 5.500%, 09/01/10
                 Insured: MBIA .....................         567,215
      715,000  Texas State Turnpike Authority
                 Central Texas Turnpike System RB
                 BAN, Second Tier
                 5.000%, 06/01/08 ..................         778,356
    1,000,000  University of Texas RB
                 Financing System, Series B
                 5.250%, 08/15/12 ..................       1,134,310
                                                      --------------
                                                          10,059,672
                                                      --------------

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               UTAH - 2.02%
$     300,000  Intermountain Power Agency
                 Power Supply RB, Series E
                 6.250%, 07/01/07
                 Insured: FSA ......................  $      331,473
      900,000  University of Utah,  University RB,
                 Auxiliary & Campus Facilities,
                 Series A
                 1.750%, 04/01/27 ..................         900,000
                                                      --------------
                                                           1,231,473
                                                      --------------
               VIRGINIA - 1.80%
    1,000,000  Virginia Commonwealth
                 Transportation Board RB
                 Federal Highway Reimbursement
                 5.000%, 10/01/08 ..................       1,100,420
                                                      --------------
               WASHINGTON - 4.16%
    1,000,000  City of Seattle, Series A, GO
                 Pre-refunded 01/15/06
                 5.750%, 01/15/17
                 Insured: MBIA-IBC .................       1,045,070
      500,000  Port of Seattle Special Facilities RB
                 Seattle-Tacoma Fuel Facilities, AMT
                 5.000%, 06/01/11
                 Insured: MBIA .....................         544,940
      400,000  Thurston County, GO
                 Tumwater School District  No. 033
                 5.000%, 12/01/13
                 Insured: FSA ......................         449,948
      500,000  Washington State Health Care
                 Facilities Authority RB
                 Fred Hutchinson Cancer
                 Research Center
                 1.750%, 01/01/33
                 Insured: AMBAC ....................         500,000
                                                      --------------
                                                           2,539,958
                                                      --------------
               WISCONSIN - 2.51%
    1,345,000  State of Wisconsin, Series 3, GO
                 5.300%, 11/01/12
                 Insured: MBIA-IBC .................       1,533,677
                                                      --------------
               TOTAL MUNICIPAL SECURITIES
                 (Cost $57,633,080) ................      60,361,287
                                                      --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 60

ABN AMRO FUNDS
--------------
MUNICIPAL BOND FUND                                             OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------
INVESTMENT COMPANY - 5.03%
    3,069,745  Blackrock Provident Institutional
                 MuniCash Portfolio ................  $    3,069,745
                                                      --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $3,069,745) .................       3,069,745
                                                      --------------
TOTAL INVESTMENTS - 103.86%
   (Cost $60,702,825)* .............................      63,431,032
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - (3.86)% .........      (2,358,354)
                                                      --------------
NET ASSETS - 100.00% ...............................  $   61,072,678
                                                      ==============

---------------------
  * Aggregate cost for Federal income tax purposes is $60,702,825.

     Gross unrealized appreciation .................  $    2,759,816
     Gross unrealized depreciation .................         (31,609)
                                                      --------------
     Net unrealized appreciation ...................  $    2,728,207
                                                      ==============

(a) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

   AMBAC American Municipal Bond Assurance Corp.
     AMT Alternative Minimum Tax
     BAN Bond Anticipation Note
     ETM Escrowed to Maturity
    FGIC Financial Guaranty Insurance Co.
     FSA Financial Security Assurance, Inc.
      GO General Obligation
    HEFA Health & Educational Facilities Authority
     IBC Insured Bond Certificate
    MBIA MBIA Insurance Corporation
     PCR Pollution Control Revenue
     PSF Permanent School Fund
      RB Revenue Bond

    PORTFOLIO COMPOSITION
Investment Company .......................................  5%
Municipal Securities: (Moody's Ratings - unaudited)
  MIG1 ...................................................  2%
  Aaa .................................................... 62%
  Aa ..................................................... 25%
  A ......................................................  3%
  Baa ....................................................  2%
  Bbb ....................................................  1%
                                                        ------
                                                          100%
                                                        ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 61

ABN AMRO FUNDS
--------------
INVESTOR MONEY MARKET FUND                                      OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

ASSET-BACKED ...........................   31%
CERTIFICATES OF DEPOSIT ................   24%
BANKS ..................................   18%
U.S. GOVERNMENT AGENCY OBLIGATIONS .....   15%
CONSUMER STAPLES .......................    4%
RETAIL .................................    4%
BANK NOTE ..............................    2%
FINANCIAL SERVICES .....................    1%
INSURANCE ..............................    1%

% OF TOTAL NET ASSETS


                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------
COMMERCIAL PAPER (A) - 58.98%
               ASSET-BACKED (B) - 30.87%
               Barton Capital
$   5,500,000    1.780%, 11/04/04 ..................  $    5,499,184
    2,364,000    1.790%, 11/05/04 ..................       2,363,530
    8,000,000  Blue Ridge Asset Funding
                 1.900%, 11/24/04 ..................       7,990,289
    4,000,000  CRC Funding
                 1.990%, 01/12/05 ..................       3,984,080
               FCAR Owner Trust
    4,000,000    1.700%, 12/02/04 ..................       3,994,144
    4,000,000    1.730%, 12/02/04 ..................       3,994,041
    8,000,000  Fountain Square Commercial Funding
                 1.750%, 11/16/04 ..................       7,994,167
               Galaxy Funding
    4,000,000    1.680%, 11/02/04 ..................       3,999,813
    4,600,000    2.030%, 01/21/05 ..................       4,578,990
               Giro-Multifunding
    8,000,000    1.860%, 11/22/04 ..................       7,991,320
    1,946,000    1.970%, 12/15/04 ..................       1,941,314
               Sheffield Receivables
    3,000,000    1.810%, 11/10/04 ..................       2,998,643
    5,000,000    2.040%, 01/24/05 ..................       4,976,200
    5,590,000  Yorktown Capital
                 1.800%, 11/01/04 ..................       5,590,000
                                                      --------------
                                                          67,895,715
                                                      --------------
               BANKS - 17.69%
               BNP Paribas Finance (NY)
    2,500,000    1.800%, 11/09/04 ..................       2,499,000
    4,000,000    1.710%, 12/13/04 ..................       3,992,020
               CDC IXIS Capital Markets
    2,500,000    1.930%, 02/16/05 ..................       2,485,659
    3,000,000    2.020%, 03/03/05 ..................       2,979,463
               Danske
    3,000,000    2.030%, 02/14/05 ..................       2,982,237
    3,000,000    2.160%, 04/26/05 ..................       2,968,320
    2,000,000  Depfa Bank (NY)
                 1.190%, 11/23/04 ..................       1,998,546

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------

               BANKS (CONTINUED)
$   4,000,000  KfW International Finance
                 1.900%, 12/29/04 ..................  $    3,987,756
    7,000,000  Natexis Banques Populaires (NY)
                 1.780%, 11/02/04 ..................       6,999,654
    8,000,000  State Street
                 1.840%, 11/01/04 ..................       8,000,000
                                                      --------------
                                                          38,892,655
                                                      --------------
               CONSUMER STAPLES - 4.53%
    5,475,000  Colgate-Palmolive
                 1.790%, 11/04/04 ..................       5,474,183
    4,500,000  Unilever Capital
                 1.980%, 12/20/04 ..................       4,487,873
                                                      --------------
                                                           9,962,056
                                                      --------------
               FINANCIAL SERVICES - 1.35%
    3,000,000  General Electric Capital
                 2.150%, 05/16/05 ..................       2,964,883
                                                      --------------
               INSURANCE - 0.91%
    2,000,000  ING (US) Funding
                 1.730%, 12/03/04 ..................       1,996,925
                                                      --------------
               RETAIL (B) - 3.63%
    8,000,000  Wal-Mart
                 1.910%, 11/30/04 ..................       7,987,691
                                                      --------------
               TOTAL COMMERCIAL PAPER
                 (Cost $129,699,925) ...............     129,699,925
                                                      --------------

CERTIFICATES OF DEPOSIT - 24.33%
    6,000,000  Canadian Imperial Bank (NY)
                 1.940%, 02/14/05 ..................       5,999,101
    5,000,000  Credit Suisse First Boston (NY)
                 1.910%, 12/14/04 ..................       4,999,939
    8,000,000  First Tennessee Bank
                 1.740%, 11/12/04 ..................       8,000,000
    3,000,000  HBOS Treasury Services
                 2.080%, 05/26/05 ..................       3,000,000
    3,000,000  HSBC Bank (NY)
                 1.580%, 11/10/04 ..................       2,999,978
    1,500,000  Lloyds TSB Bank (NY)
                 1.710%, 12/14/04 ..................       1,499,972
    3,000,000  Natexis Banques Populaires (NY)
                 2.300%, 06/17/05 ..................       3,000,000
    5,000,000  Nordea Bank (NY)
                 1.920%, 01/21/05 ..................       4,999,545
    3,000,000  Rabobank Nederland (NY)
                 2.000%, 02/24/05 ..................       3,000,000
               Regions Bank
    4,000,000    1.950%, 02/02/05 ..................       4,000,000
    3,000,000    2.190%, 05/12/05 ..................       3,000,000
    9,000,000  Wells Fargo Bank
                 1.770%, 11/01/04 ..................       9,000,000
                                                      --------------
               TOTAL CERTIFICATES OF DEPOSIT
                 (Cost $53,498,535) ................      53,498,535
                                                      --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 62

ABN AMRO FUNDS
-------------
INVESTOR MONEY MARKET FUND                                      OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                          MARKET
 PAR VALUE                                                 VALUE
----------                                                -------
U.S. GOVERNMENT AGENCY OBLIGATIONS (A) - 14.49%
               FEDERAL HOME LOAN MORTGAGE - 1.35%
$   3,000,000  1.920%, 03/31/05 ....................  $    2,976,000
                                                      --------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 13.14%
   10,000,000  1.770%, 11/01/04 ....................      10,000,000
    3,000,000  1.975%, 01/05/05 ....................       2,989,302
    8,000,000  1.840%, 02/09/05 ....................       7,959,111
    3,000,000  1.895%, 02/23/05 ....................       2,981,998
    5,000,000  2.000%, 04/04/05 ....................       4,957,222
                                                      --------------
                                                          28,887,633
                                                      --------------
               TOTAL U.S. GOVERNMENT AGENCY
                 OBLIGATIONS
                 (Cost $31,863,633) ................      31,863,633
                                                      --------------

BANK NOTE - 2.27%
    5,000,000  U.S. Bank
                 1.170%, 11/17/04 ..................       5,000,043
                                                      --------------
               TOTAL BANK NOTE
                 (Cost $5,000,043) .................       5,000,043
                                                      --------------
 SHARES
-------

INVESTMENT COMPANY - 0.01%
       13,282  BlackRock Provident Institutional
                 TempFund Portfolio ................          13,282
                                                      --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $13,282) ....................          13,282
                                                      --------------
TOTAL INVESTMENTS - 100.08%
   (Cost $220,075,418)* ............................     220,075,418
                                                      --------------
NET OTHER ASSETS AND LIABILITIES - (0.08)% .........        (184,898)
                                                      --------------
NET ASSETS - 100.00% ...............................  $  219,890,520
                                                      ==============

-------------------------
  * At October 31, 2004, cost is identical for book and Federal income tax purposes.

(a)  Annualized yield at the time of purchase.
(b) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2004, these securities amounted to $75,883,406 or 34.50% of net assets. These securities have been determined by the Adviser to be liquid securities.

(NY) New York
(US) United States

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 63

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


                                                                                                   MONTAG
                                                                                 GROWTH           & CALDWELL       TAMRO LARGE
                                                                                  FUND           GROWTH FUND     CAP VALUE FUND
                                                                            ---------------   ----------------  ----------------
ASSETS:
Investments:
        Investments at cost .............................................   $ 1,158,750,722   $  2,990,119,155  $     16,183,213
        Net unrealized appreciation .....................................       163,918,885        230,175,120         1,466,025
                                                                            ---------------   ----------------  ----------------
          Total investments at value ....................................     1,322,669,607      3,220,294,275        17,649,238
Receivables:
        Dividends and interest ..........................................            99,061          4,301,205            26,092
        Fund shares sold ................................................         2,196,816          6,461,680             1,805
        Investments and foreign currency sold ...........................                --         21,801,648                --
        Due from Adviser, net (Note G) ..................................                --                 --                --
Other assets ............................................................             7,209             19,248                57
                                                                            ---------------   ----------------  ----------------
          Total assets ..................................................     1,324,972,693      3,252,878,056        17,677,192
                                                                            ---------------   ----------------  ----------------

LIABILITIES:
Payables:
        Investments purchased ...........................................                --         43,773,541                --
        Fund shares redeemed ............................................         2,524,993          2,832,908            88,633
        Due to Adviser, net (Note G) ....................................           763,361          1,768,007             4,750
        Administration fees (Note G) ....................................            58,006            144,037             1,398
        Distribution fees (Note G) ......................................            39,001             41,566               714
        Shareholder service fees (Note G) ...............................                71                 --                --
        Trustees fees (Note G) ..........................................            15,267             37,925               200
Accrued expenses and other payables .....................................           206,079            374,775             7,187
                                                                            ---------------   ----------------  ----------------
          Total liabilities .............................................         3,606,778         48,972,759           102,882
                                                                            ---------------   ----------------  ----------------
NET ASSETS ..............................................................   $ 1,321,365,915   $  3,203,905,297  $     17,574,310
                                                                            ===============   ================  ================

NET ASSETS CONSIST OF:
    Paid in capital .....................................................   $ 1,205,645,325   $  3,321,131,438  $     17,115,370
    Accumulated undistributed net investment income .....................                --          2,881,221             6,606
    Accumulated net realized gain (loss) on investments .................       (48,198,295)      (350,282,482)       (1,013,691)
    Net unrealized appreciation on investments and translation of
       assets and liabilities in foreign currency .......................       163,918,885        230,175,120         1,466,025
                                                                            ---------------   ----------------  ----------------
        TOTAL NET ASSETS ................................................   $ 1,321,365,915   $  3,203,905,297  $     17,574,310
                                                                            ===============   ================  ================
CLASS N:
    Net Assets ..........................................................   $   962,036,175   $  1,018,934,784  $     17,574,310
    Shares of beneficial interest outstanding ...........................        44,219,981         47,321,186         1,548,027
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................   $         21.76   $          21.53  $          11.35
                                                                            ===============   ================  ================
CLASS I:
    Net Assets ..........................................................   $   358,377,455   $  2,184,511,330  $             --
    Shares of beneficial interest outstanding ...........................        16,277,539        101,100,259                --
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................   $         22.02   $          21.61  $             --
                                                                            ===============   ================  ================
CLASS C:
    Net Assets ..........................................................   $       379,690   $             --  $             --
    Shares of beneficial interest outstanding ...........................            17,698                 --                --
        NET ASSET VALUE Offering and offering price per share*
          (Net Assets/Shares Outstanding) ...............................   $         21.45   $             --  $             --
                                                                            ===============   ================  ================
CLASS R:
    Net Assets ..........................................................   $       572,595   $        459,183  $             --
    Shares of beneficial interest outstanding                                        26,438             21,426                --
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................   $         21.66   $          21.43  $             --
                                                                            ===============   ================  ================

---------------------------------------------------------------------------
   *  Redemption  price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 64

ABN AMRO FUNDS
--------------


                                                                                   VALUE        VEREDUS SELECT        MID CAP
                                                                                   FUND           GROWTH FUND           FUND
                                                                             ----------------  ----------------   ---------------

ASSETS:
Investments:
        Investments at cost .............................................    $    198,553,970  $      2,575,124   $   360,968,234
        Net unrealized appreciation .....................................          31,377,634            85,709        42,367,880
                                                                             ----------------  ----------------   ---------------
          Total investments at value ....................................         229,931,604         2,660,833       403,336,114
Receivables:
        Dividends and interest ..........................................             414,968             1,098           154,089
        Fund shares sold ................................................             252,117             2,500         6,796,514
        Investments and foreign currency sold ...........................              14,249           145,780         4,410,858
        Due from Adviser, net (Note G) ..................................                  --             4,095                --
Other assets ............................................................               1,238                12             1,129
                                                                             ----------------  ----------------   ---------------
          Total assets ..................................................         230,614,176         2,814,318       414,698,704
                                                                             ----------------  ----------------   ---------------

LIABILITIES:
Payables:
        Investments purchased ...........................................             226,539           120,677         1,970,447
        Fund shares redeemed ............................................             248,935             3,502           807,310
        Due to Adviser, net (Note G) ....................................             111,043                --           256,592
        Administration fees (Note G) ....................................              11,328               495            18,233
        Distribution fees (Note G) ......................................               9,305               109            15,574
        Shareholder service fees (Note G) ...............................                  --                --                --
        Trustees fees (Note G) ..........................................               2,688                32             4,845
Accrued expenses and other payables .....................................              25,635             5,239            98,685
                                                                             ----------------  ----------------   ---------------
          Total liabilities .............................................             635,473           130,054         3,171,686
                                                                             ----------------  ----------------   ---------------
NET ASSETS ..............................................................    $    229,978,703  $      2,684,264   $   411,527,018
                                                                             ================  ================   ===============

NET ASSETS CONSIST OF:
    Paid in capital .....................................................    $    208,589,375  $      2,777,045   $   355,813,833
    Accumulated undistributed net investment income .....................             257,102                --                --
    Accumulated net realized gain (loss) on investments .................         (10,245,408)         (178,490)       13,345,305
    Net unrealized appreciation on investments and translation of
       assets and liabilities in foreign currency .......................          31,377,634            85,709        42,367,880
                                                                             ----------------  ----------------   ---------------
        TOTAL NET ASSETS ................................................    $    229,978,703  $      2,684,264   $   411,527,018
                                                                             ================  ================   ===============
CLASS N:
    Net Assets ..........................................................    $    229,978,703  $      2,684,264   $   385,325,371
    Shares of beneficial interest outstanding ...........................          20,810,108           260,325        16,805,562
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................    $          11.05  $          10.31   $         22.93
                                                                             ================  ================   ===============
CLASS I:
    Net Assets ..........................................................    $             --  $             --   $    26,201,647
    Shares of beneficial interest outstanding ...........................                  --                --         1,141,025
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................    $             --  $             --   $         22.96
                                                                             ================  ================   ===============
CLASS C:
    Net Assets ..........................................................    $             --  $             --   $            --
    Shares of beneficial interest outstanding ...........................                  --                --                --
        NET ASSET VALUE Offering and offering price per share*
          (Net Assets/Shares Outstanding) ...............................    $             --  $             --   $            --
                                                                             ================  ================   ===============
CLASS R:
    Net Assets ..........................................................    $             --  $             --   $            --
    Shares of beneficial interest outstanding                                              --                --                --
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................    $             --  $             --   $            --
                                                                             ================  ================   ===============

                                                                                                   VEREDUS
                                                                                TAMRO SMALL       AGGRESSIVE         REAL ESTATE
                                                                                 CAP FUND         GROWTH FUND           FUND
                                                                             ----------------  ----------------   ---------------

ASSETS:
Investments:
        Investments at cost .............................................    $    105,845,519  $    549,984,912   $    53,761,684
        Net unrealized appreciation .....................................           7,379,062        89,700,445        18,610,466
                                                                             ----------------  ----------------   ---------------
          Total investments at value ....................................         113,224,581       639,685,357        72,372,150
Receivables:
        Dividends and interest ..........................................              17,048            82,456            91,320
        Fund shares sold ................................................             762,495         1,143,280           167,072
        Investments and foreign currency sold ...........................                  --        17,668,982                --
        Due from Adviser, net (Note G) ..................................                  --                --                --
Other assets ............................................................                 388             3,275               310
                                                                             ----------------  ----------------   ---------------
          Total assets ..................................................         114,004,512       658,583,350        72,630,852
                                                                             ----------------  ----------------   ---------------

LIABILITIES:
Payables:
        Investments purchased ...........................................             784,665        16,981,360                --
        Fund shares redeemed ............................................             289,110         1,514,853           105,703
        Due to Adviser, net (Note G) ....................................              65,063           541,610            54,569
        Administration fees (Note G) ....................................               5,180            29,349             3,639
        Distribution fees (Note G) ......................................               4,587            21,677             2,958
        Shareholder service fees (Note G) ...............................                  --                --                --
        Trustees fees (Note G) ..........................................               1,218             7,607               841
Accrued expenses and other payables .....................................              45,796           142,702            11,969
                                                                             ----------------  ----------------   ---------------
          Total liabilities .............................................           1,195,619        19,239,158           179,679
                                                                             ----------------  ----------------   ---------------
NET ASSETS ..............................................................    $    112,808,893  $    639,344,192   $    72,451,173
                                                                             ================  ================   ===============

NET ASSETS CONSIST OF:
    Paid in capital .....................................................    $     97,257,457  $    680,481,659   $    50,099,166
    Accumulated undistributed net investment income .....................             101,789                --           300,129
    Accumulated net realized gain (loss) on investments .................           8,070,585      (130,837,912)        3,441,398
    Net unrealized appreciation on investments and translation of
       assets and liabilities in foreign currency .......................           7,379,062        89,700,445        18,610,480
                                                                             ----------------  ----------------   ---------------
        TOTAL NET ASSETS ................................................    $    112,808,893  $    639,344,192   $    72,451,173
                                                                             ================  ================   ===============
CLASS N:
    Net Assets ..........................................................    $    112,808,893  $    524,737,103   $    72,451,173
    Shares of beneficial interest outstanding ...........................           7,395,263        32,270,101         4,976,141
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................    $          15.25  $          16.26   $         14.56
                                                                             ================  ================   ===============
CLASS I:
    Net Assets ..........................................................    $             --  $    114,607,089   $            --
    Shares of beneficial interest outstanding ...........................                  --         6,986,757                --
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................    $             --  $          16.40   $            --
                                                                             ================  ================   ===============
CLASS C:
    Net Assets ..........................................................    $             --  $             --   $            --
    Shares of beneficial interest outstanding ...........................                  --                --                --
        NET ASSET VALUE Offering and offering price per share*
          (Net Assets/Shares Outstanding) ...............................    $             --  $             --   $            --
                                                                             ================  ================   ===============
CLASS R:
    Net Assets ..........................................................    $             --  $             --   $            --
    Shares of beneficial interest outstanding                                              --                --                --
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................    $             --  $             --   $            --
                                                                             ================  ================   ===============


                                                                                   VEREDUS
                                                                                SCITECH FUND
                                                                              ---------------

ASSETS:
Investments:
        Investments at cost .............................................     $     7,396,934
        Net unrealized appreciation .....................................             115,307
                                                                              ---------------
          Total investments at value ....................................           7,512,241
Receivables:
        Dividends and interest ..........................................                 895
        Fund shares sold ................................................                  --
        Investments and foreign currency sold ...........................             195,173
        Due from Adviser, net (Note G) ..................................                  --
Other assets ............................................................                  31
                                                                              ---------------
          Total assets ..................................................           7,708,340
                                                                              ---------------

LIABILITIES:
Payables:
        Investments purchased ...........................................             451,786
        Fund shares redeemed ............................................             112,219
        Due to Adviser, net (Note G) ....................................               1,300
        Administration fees (Note G) ....................................                 743
        Distribution fees (Note G) ......................................                 301
        Shareholder service fees (Note G) ...............................                  --
        Trustees fees (Note G) ..........................................                  90
Accrued expenses and other payables .....................................               6,548
                                                                              ---------------
          Total liabilities .............................................             572,987
                                                                              ---------------
NET ASSETS ..............................................................     $     7,135,353
                                                                              ===============

NET ASSETS CONSIST OF:
    Paid in capital .....................................................     $     8,997,745
    Accumulated undistributed net investment income .....................                  --
    Accumulated net realized gain (loss) on investments .................          (1,977,699)
    Net unrealized appreciation on investments and translation of
       assets and liabilities in foreign currency .......................             115,307
                                                                              ---------------
        TOTAL NET ASSETS ................................................     $     7,135,353
                                                                              ===============
CLASS N:
    Net Assets ..........................................................     $     7,135,353
    Shares of beneficial interest outstanding ...........................           1,051,693
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................     $          6.78
                                                                              ===============
CLASS I:
    Net Assets ..........................................................     $            --
    Shares of beneficial interest outstanding ...........................                  --
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................     $            --
                                                                              ===============
CLASS C:
    Net Assets ..........................................................     $            --
    Shares of beneficial interest outstanding ...........................                  --
        NET ASSET VALUE Offering and offering price per share*
          (Net Assets/Shares Outstanding) ...............................     $            --
                                                                              ===============
CLASS R:
    Net Assets ..........................................................     $            --
    Shares of beneficial interest outstanding                                              --
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................     $            --
                                                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                            | 65

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
--------------------------------------------------------------------------------

                                                                                                                     MONTAG
                                                                               EQUITY PLUS        BALANCED          & CALDWELL
                                                                                  FUND              FUND          BALANCED FUND
                                                                            ---------------   ----------------  ----------------

ASSETS:
Investments:
        Investments at cost .............................................   $    38,886,582   $    205,095,858  $    163,089,272
        Net unrealized appreciation .....................................        13,055,739         28,220,814        11,952,739
                                                                            ---------------   ----------------  ----------------
          Total investments at value ....................................        51,942,321        233,316,672       175,042,011
Foreign currency (Cost $87,513)                                                          --                 --                --
Receivables:
        Dividends and interest ..........................................            75,637            844,622           909,677
        Fund shares sold ................................................               378            616,983           128,800
        Investments and foreign currency sold ...........................                --            926,205           709,323
        Due from Adviser, net (Note G) ..................................                --                 --                --
Other assets ............................................................             6,685              1,902             1,479
                                                                            ---------------   ----------------  ----------------
          Total assets ..................................................        52,025,021        235,706,384       176,791,290
                                                                            ---------------   ----------------  ----------------

LIABILITIES:
Unrealized depreciation on open foreign currency contracts ..............                --                 --                --
Payables:
        Dividend distribution ...........................................                --                 --                --
        Investments and foreign currency purchased ......................                --          2,142,967         1,097,968
        Fund shares redeemed ............................................            75,786          3,124,205         1,661,125
        Due to Adviser, net (Note G) ....................................            17,737            136,653           111,547
        Administration fees (Note G) ....................................             3,620             15,332             9,195
        Distribution fees (Note G) ......................................                --              9,456             3,898
        Trustees fees (Note G) ..........................................               602              2,658             2,020
Accrued expenses and other payables .....................................             2,652             31,320            34,348
                                                                            ---------------   ----------------  ----------------
          Total liabilities .............................................           100,397          5,462,591         2,920,101
                                                                            ---------------   ----------------  ----------------
NET ASSETS ..............................................................   $    51,924,624   $    230,243,793  $    173,871,189
                                                                            ===============   ================  ================

NET ASSETS CONSIST OF:
    Paid in capital .....................................................   $    28,949,493   $    193,292,971  $    189,031,969
    Accumulated undistributed net investment income (loss) ..............            81,631            174,329          (332,916)
    Accumulated net realized gain (loss) on investments .................         9,837,761          8,555,679       (26,780,603)
    Net unrealized appreciation on investments and translation of
       assets and liabilities in foreign currency .......................        13,055,739         28,220,814        11,952,739
                                                                            ---------------   ----------------  ----------------
        TOTAL NET ASSETS ................................................   $    51,924,624   $    230,243,793  $    173,871,189
                                                                            ===============   ================  ================
CLASS N:
    Net Assets ..........................................................   $            --   $    230,243,793  $     93,935,202
    Shares of beneficial interest outstanding ...........................                --         20,344,418         5,941,420
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................   $            --   $          11.32  $          15.81
                                                                            ===============   ================  ================
CLASS I:
    Net Assets ..........................................................   $    51,924,624   $             --  $     79,935,987
    Shares of beneficial interest outstanding ...........................         4,363,147                 --         5,056,462
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................   $         11.90   $             --  $          15.81
                                                                            ===============   ================  ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 66


ABN AMRO FUNDS
--------------


                                                                                   GLOBAL                             INVESTMENT
                                                                                  EMERGING            BOND            GRADE BOND
                                                                                MARKETS FUND          FUND               FUND
                                                                              ----------------  ----------------   ---------------

ASSETS:
Investments:
        Investments at cost .............................................     $      4,920,238  $    426,672,397   $    42,653,061
        Net unrealized appreciation .....................................              629,757         8,767,079           246,403
                                                                              ----------------  ----------------   ---------------
          Total investments at value ....................................            5,549,995       435,439,476        42,899,464
Foreign currency (Cost $87,513)                                                         88,095                --                --
Receivables:
        Dividends and interest ..........................................               12,027         4,403,759           340,812
        Fund shares sold ................................................                   --           654,736                79
        Investments and foreign currency sold ...........................               23,133         4,210,083                --
        Due from Adviser, net (Note G) ..................................                   --                --                --
Other assets ............................................................                   32             2,903               280
                                                                              ----------------  ----------------   ---------------
          Total assets ..................................................            5,673,282       444,710,957        43,240,635
                                                                              ----------------  ----------------   ---------------

LIABILITIES:
Unrealized depreciation on open foreign currency contracts ..............                  381                --                --
Payables:
        Dividend distribution ...........................................                   --           916,683            76,902
        Investments and foreign currency purchased ......................               11,924        10,558,110           577,582
        Fund shares redeemed ............................................                   --           184,061             5,616
        Due to Adviser, net (Note G) ....................................                   --           138,718            11,430
        Administration fees (Note G) ....................................                4,798            23,614             4,817
        Distribution fees (Note G) ......................................                   --             6,292                64
        Trustees fees (Note G) ..........................................                   66             5,097               495
Accrued expenses and other payables .....................................               16,460            87,513            10,741
                                                                              ----------------  ----------------   ---------------
          Total liabilities .............................................               33,629        11,920,088           687,647
                                                                              ----------------  ----------------   ---------------
NET ASSETS ..............................................................     $      5,639,653  $    432,790,869   $    42,552,988
                                                                              ================  ================   ===============

NET ASSETS CONSIST OF:
    Paid in capital .....................................................     $      4,999,888  $    428,784,411   $    42,526,689
    Accumulated undistributed net investment income (loss) ..............               32,960        (1,854,637)         (145,494)
    Accumulated net realized gain (loss) on investments .................              (23,497)       (2,905,984)          (74,610)
    Net unrealized appreciation on investments and translation of
       assets and liabilities in foreign currency .......................              630,302         8,767,079           246,403
                                                                              ----------------  ----------------   ---------------
        TOTAL NET ASSETS ................................................     $      5,639,653  $    432,790,869   $    42,552,988
                                                                              ================  ================   ===============
CLASS N:
    Net Assets ..........................................................     $             --  $    154,079,005   $     1,557,226
    Shares of beneficial interest outstanding ...........................                   --        15,209,361           164,029
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................     $             --  $          10.13   $          9.49
                                                                              ================  ================   ===============
CLASS I:
    Net Assets ..........................................................     $      5,639,653  $    278,711,864   $    40,995,762
    Shares of beneficial interest outstanding ...........................              500,000        27,515,570         4,318,436
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................     $          11.28  $          10.13   $          9.49
                                                                              ================  ================   ===============


                                                                                                                       INVESTOR
                                                                                 HIGH YIELD         MUNICIPAL        MONEY MARKET
                                                                                  BOND FUND         BOND FUND            FUND
                                                                              ----------------  ----------------   ---------------

ASSETS:
Investments:
        Investments at cost .............................................     $     20,409,516  $     60,702,825   $   220,075,418
        Net unrealized appreciation .....................................              902,670         2,728,207                --
                                                                              ----------------  ----------------   ---------------
          Total investments at value ....................................           21,312,186        63,431,032       220,075,418
Foreign currency (Cost $87,513)                                                             --                --                --
Receivables:
        Dividends and interest ..........................................              452,167           792,989           161,638
        Fund shares sold ................................................                   --            94,029            20,116
        Investments and foreign currency sold ...........................                   --                --                --
        Due from Adviser, net (Note G) ..................................                  362                --                --
Other assets ............................................................                  128               295             5,278
                                                                              ----------------  ----------------   ---------------
          Total assets ..................................................           21,764,843        64,318,345       220,262,450
                                                                              ----------------  ----------------   ---------------

LIABILITIES:
Unrealized depreciation on open foreign currency contracts ..............                   --                --                --
Payables:
        Dividend distribution ...........................................              113,582            67,597           221,224
        Investments and foreign currency purchased ......................              130,105         3,063,230                --
        Fund shares redeemed ............................................                  292            76,747            32,248
        Due to Adviser, net (Note G) ....................................                   --            11,173            81,361
        Administration fees (Note G) ....................................                4,774             4,803            10,994
        Distribution fees (Note G) ......................................                  449                --                --
        Trustees fees (Note G) ..........................................                  254               716             2,868
Accrued expenses and other payables .....................................                3,115            21,401            23,235
                                                                              ----------------  ----------------   ---------------
          Total liabilities .............................................              252,571         3,245,667           371,930
                                                                              ----------------  ----------------   ---------------
NET ASSETS ..............................................................     $     21,512,272  $     61,072,678   $   219,890,520
                                                                              ================  ================   ===============

NET ASSETS CONSIST OF:
    Paid in capital .....................................................     $     20,606,435  $     58,162,337   $   219,890,520
    Accumulated undistributed net investment income (loss) ..............             (109,155)               --                --
    Accumulated net realized gain (loss) on investments .................              112,322           182,134                --
    Net unrealized appreciation on investments and translation of
       assets and liabilities in foreign currency .......................              902,670         2,728,207                --
                                                                              ----------------  ----------------   ---------------
        TOTAL NET ASSETS ................................................     $     21,512,272  $     61,072,678   $   219,890,520
                                                                              ================  ================   ===============
CLASS N:
    Net Assets ..........................................................     $     10,936,845  $     61,072,678   $   219,890,520
    Shares of beneficial interest outstanding ...........................            1,047,801         5,782,984       219,890,674
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................     $          10.44  $          10.56   $          1.00
                                                                              ================  ================   ===============
CLASS I:
    Net Assets ..........................................................     $     10,575,427  $             --   $            --
    Shares of beneficial interest outstanding ...........................            1,013,292                --                --
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) ...............................     $          10.44  $             --   $            --
                                                                              ================  ================   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 67

ABN AMRO FUNDS
--------------
FOR THE YEAR ENDED OCTOBER 31, 2004
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                   MONTAG
                                                                                 GROWTH           & CALDWELL       TAMRO LARGE
                                                                                  FUND           GROWTH FUND     CAP VALUE FUND
                                                                            ---------------   ----------------  ----------------
INVESTMENT INCOME:
     Dividends ..........................................................   $    11,007,417   $     40,309,007  $        213,301
     Less: foreign taxes withheld .......................................                --                 --            (2,848)
     Interest ...........................................................                --              1,864                29
                                                                            ---------------   ----------------  ----------------
      Total investment income ...........................................        11,007,417         40,310,871           210,482
                                                                            ---------------   ----------------  ----------------
EXPENSES:
     Investment advisory fees (Note G) ..................................         8,885,922         21,478,648            95,712
     Distribution expenses(a) (Note G) ..................................         2,375,105          2,545,162            29,910
     Shareholder service fees (Note G) ..................................               506                 --                --
     Transfer agent fees (Note G) .......................................           649,529            888,891            29,330
     Administration fees (Note G) .......................................           661,294          1,722,656             8,848
     Registration expenses ..............................................            68,813             72,834            16,571
     Custodian fees .....................................................            74,510            157,383            12,105
     Professional fees ..................................................            51,929            111,645            15,296
     Trustees fees (Note G) .............................................            38,544             97,969               413
     Other expenses .....................................................           185,982            257,967             2,328
                                                                            ---------------   ----------------  ----------------
      Total expenses before waivers .....................................        12,992,134         27,333,155           210,513
                                                                            ---------------   ----------------  ----------------
      Less: Investment advisory fees waived (Note G) ....................                --                 --           (66,945)
      Less: Expenses reimbursed (Note G) ................................                --                 --                --
                                                                            ---------------   ----------------  ----------------
      Net expenses ......................................................        12,992,134         27,333,155           143,568
                                                                            ---------------   ----------------  ----------------

NET INVESTMENT INCOME (LOSS) ............................................        (1,984,717)        12,977,716            66,914
                                                                            ---------------   ----------------  ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ............................        21,683,646        142,886,596           449,809
     Net realized gain on foreign currency transactions .................                --                 --                --
     Net change in unrealized appreciation (depreciation) on investments         13,018,488        (29,527,217)          646,606
     Net change in unrealized appreciation  on translation of
      assets and liabilities denominated in foreign currency ............                --                 --                --
                                                                            ---------------   ----------------  ----------------

     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .............        34,702,134        113,359,379         1,096,415
                                                                            ---------------   ----------------  ----------------

     NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............   $    32,717,417   $    126,337,095  $      1,163,329
                                                                            ===============   ================  ================

--------------------------------------------------------
(a)  Distribution  expense is incurred at the Class N level for all funds except
     Growth Fund and Montag & Caldwell Growth Fund. The distribution expense for
     Class  N, C and R of the Growth Fund  is  $2,371,229,  $1,518  and  $2,358,
     respectively. The distribution expense for Class  N and R of the  Montag  &
     Caldwell Growth Fund is $2,543,382 and $1,780, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 68


ABN AMRO FUNDS
--------------


                                                                                  VALUE        VEREDUS SELECT        MID CAP
                                                                                  FUND           GROWTH FUND           FUND
                                                                            ----------------  ----------------   ---------------
INVESTMENT INCOME:
     Dividends ..........................................................   $      4,893,029  $         15,649   $     2,770,881
     Less: foreign taxes withheld .......................................            (27,179)               --           (27,352)
     Interest ...........................................................                 --               121             1,787
                                                                            ----------------  ----------------   ---------------
      Total investment income ...........................................          4,865,850            15,770         2,745,316
                                                                            ----------------  ----------------   ---------------
EXPENSES:
     Investment advisory fees (Note G) ..................................          1,722,654            19,348         2,305,568
     Distribution expenses(a) (Note G) ..................................            538,329             6,046           741,794
     Shareholder service fees (Note G) ..................................                 --                --                --
     Transfer agent fees (Note G) .......................................             17,794            18,668           474,237
     Administration fees (Note G) .......................................            116,694             2,950           157,835
     Registration expenses ..............................................             17,594            15,287            73,151
     Custodian fees .....................................................             37,204            12,469            34,180
     Professional fees ..................................................             21,069            14,959            32,404
     Trustees fees (Note G) .............................................              6,548                76             9,786
     Other expenses .....................................................             28,666             2,479            43,117
                                                                            ----------------  ----------------   ---------------
      Total expenses before waivers .....................................          2,506,552            92,282         3,872,072
                                                                            ----------------  ----------------   ---------------
      Less: Investment advisory fees waived (Note G) ....................           (482,434)          (19,348)               --
      Less: Expenses reimbursed (Note G) ................................                 --           (41,494)               --
                                                                            ----------------  ----------------   ---------------
      Net expenses ......................................................          2,024,118            31,440         3,872,072
                                                                            ----------------  ----------------   ---------------

NET INVESTMENT INCOME (LOSS) ............................................          2,841,732           (15,670)       (1,126,756)
                                                                            ----------------  ----------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ............................         11,275,814           310,184        14,126,516
     Net realized gain on foreign currency transactions .................                 --                --                --
     Net change in unrealized appreciation (depreciation) on investments          17,144,326           (66,252)       11,287,338
     Net change in unrealized appreciation  on translation of
      assets and liabilities denominated in foreign currency ............                 --                --                --
                                                                            ----------------  ----------------   ---------------

     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .............         28,420,140           243,932        25,413,854
                                                                            ----------------  ----------------   ---------------

     NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............   $     31,261,872  $       228,262    $    24,287,098
                                                                            ================  ================   ===============



                                                                                                  VEREDUS
                                                                               TAMRO SMALL       AGGRESSIVE         REAL ESTATE
                                                                                CAP FUND         GROWTH FUND           FUND
                                                                            ----------------  ----------------   ---------------
INVESTMENT INCOME:
     Dividends ..........................................................   $        453,879  $      1,472,425   $     2,906,714
     Less: foreign taxes withheld .......................................             (2,808)               --           (27,383)
     Interest ...........................................................                198                --                --
                                                                            ----------------  ----------------   ---------------
      Total investment income ...........................................            451,269         1,472,425         2,879,331
                                                                            ----------------  ----------------   ---------------
EXPENSES:
     Investment advisory fees (Note G) ..................................            756,971         5,992,601           580,737
     Distribution expenses(a) (Note G) ..................................            210,270         1,254,865           145,184
     Shareholder service fees (Note G) ..................................                 --                --                --
     Transfer agent fees (Note G) .......................................            114,569           532,287            30,566
     Administration fees (Note G) .......................................             46,304           314,858            32,147
     Registration expenses ..............................................             19,049            38,517            16,565
     Custodian fees .....................................................             18,068            54,193            15,437
     Professional fees ..................................................             17,409            32,397            19,666
     Trustees fees (Note G) .............................................              2,742            18,789             1,851
     Other expenses .....................................................             12,467            54,726             6,727
                                                                            ----------------  ----------------   ---------------
      Total expenses before waivers .....................................          1,197,849         8,293,233           848,880
                                                                            ----------------  ----------------   ---------------
      Less: Investment advisory fees waived (Note G) ....................           (104,447)               --           (53,271)
      Less: Expenses reimbursed (Note G) ................................                 --                --                --
                                                                            ----------------  ----------------   ---------------
      Net expenses ......................................................          1,093,402         8,293,233           795,609
                                                                            ----------------  ----------------   ---------------

NET INVESTMENT INCOME (LOSS) ............................................           (642,133)       (6,820,808)        2,083,722
                                                                            ----------------  ----------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ............................          8,805,360        51,386,352         2,626,163
     Net realized gain on foreign currency transactions .................                 --                --             2,067
     Net change in unrealized appreciation (depreciation) on investments          (2,391,422)       (7,467,606)       10,875,966
     Net change in unrealized appreciation  on translation of
      assets and liabilities denominated in foreign currency ............                 --                --                42
                                                                            ----------------  ----------------   ---------------

     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .............          6,413,938        43,918,746        13,504,238
                                                                            ----------------  ----------------   ---------------

     NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............   $      5,771,805  $     37,097,938   $    15,587,960
                                                                            ================  ================   ===============



                                                                                VEREDUS
                                                                             SCITECH FUND
                                                                           ---------------
INVESTMENT INCOME:
     Dividends ..........................................................  $        10,042
     Less: foreign taxes withheld .......................................               --
     Interest ...........................................................            2,009
                                                                           ---------------
      Total investment income ...........................................           12,051
                                                                           ---------------
EXPENSES:
     Investment advisory fees (Note G) ..................................           73,396
     Distribution expenses(a) (Note G) ..................................           18,349
     Shareholder service fees (Note G) ..................................               --
     Transfer agent fees (Note G) .......................................           27,896
     Administration fees (Note G) .......................................            5,880
     Registration expenses ..............................................           16,316
     Custodian fees .....................................................           14,890
     Professional fees ..................................................           15,089
     Trustees fees (Note G) .............................................              234
     Other expenses .....................................................            2,465
                                                                           ---------------
      Total expenses before waivers .....................................          174,515
                                                                           ---------------
      Less: Investment advisory fees waived (Note G) ....................          (57,081)
      Less: Expenses reimbursed (Note G) ................................               --
                                                                           ---------------
      Net expenses ......................................................          117,434
                                                                           ---------------

NET INVESTMENT INCOME (LOSS) ............................................         (105,383)
                                                                           ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ............................         (389,969)
     Net realized gain on foreign currency transactions .................               --
     Net change in unrealized appreciation (depreciation) on investments          (241,870)
     Net change in unrealized appreciation  on translation of
      assets and liabilities denominated in foreign currency ............               --
                                                                           ---------------

     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .............         (631,839)
                                                                           ---------------

     NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............  $      (737,222)
                                                                           ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 69

ABN AMRO FUNDS
--------------
FOR THE YEAR ENDED OCTOBER 31, 2004
STATEMENT OF OPERATIONS - CONTINUED
--------------------------------------------------------------------------------

                                                                                                                      MONTAG
                                                                               EQUITY PLUS        BALANCED          & CALDWELL
                                                                                  FUND              FUND          BALANCED FUND
                                                                            ---------------   ----------------  ----------------
INVESTMENT INCOME:
     Dividends ..........................................................   $     1,182,561   $      1,645,472  $      1,901,265
     Less: foreign taxes withheld .......................................                --                 --                --
     Interest ...........................................................                --          4,651,432         3,458,098
                                                                            ---------------   ----------------  ----------------
      Total investment income ...........................................         1,182,561          6,296,904         5,359,363
                                                                            ---------------   ----------------  ----------------
EXPENSES:
     Investment advisory fees (Note G) ..................................           258,559          1,948,202         1,738,350
     Distribution expenses (Note G) .....................................                --            695,786           260,044
     Transfer agent fees (Note G) .......................................            20,226             61,641            65,313
     Administration fees (Note G) .......................................            38,656            164,323           125,632
     Registration expenses ..............................................            16,440             20,751            27,552
     Custodian fees .....................................................            20,586             35,447            29,322
     Professional fees ..................................................            16,685             22,827            21,491
     Trustees fees (Note G) .............................................             1,847              7,998             6,366
     Other expenses .....................................................            24,705             10,615            17,638
                                                                            ---------------   ----------------  ----------------
      Total expenses before waivers .....................................           397,704          2,967,590         2,291,708
                                                                            ---------------   ----------------  ----------------
      Less: Investment advisory fees waived (Note G) ....................                --                 --                --
      Less: Expenses reimbursed (Note G) ................................                --                 --                --
                                                                            ---------------   ----------------  ----------------
      Net operating expenses ............................................           397,704          2,967,590         2,291,708
                                                                            ---------------   ----------------  ----------------
      Interest expense (Note H) .........................................                --                 --               639
                                                                            ---------------   ----------------  ----------------
      Net expenses ......................................................           397,704          2,967,590         2,292,347
                                                                            ---------------   ----------------  ----------------

NET INVESTMENT INCOME ...................................................           784,857          3,329,314         3,067,016
                                                                            ---------------   ----------------  ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ............................        10,377,142         22,514,502        12,831,324
     Net realized loss on foreign currency transactions                                  --                 --                --
     Net change in unrealized appreciation (depreciation) on investments         (6,890,155)       (14,968,612)       (6,815,247)
     Net change in unrealized appreciation on translation of
      assets and liabilities denominated in foreign currency ............                --                 --                --
                                                                            ---------------   ----------------  ----------------

     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ....................         3,486,987          7,545,890         6,016,077
                                                                            ---------------   ----------------  ----------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS .........................   $     4,271,844   $     10,875,204  $      9,083,093
                                                                            ===============   ================  ================

--------------------------------------------------------------------
(a) ABN AMRO Global Emerging Markets Fund commenced investment operations on November 4, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 70

ABN AMRO FUNDS
--------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                               GLOBAL                              INVESTMENT
                                                                               EMERGING            BOND            GRADE BOND
                                                                            MARKETS FUND(A)        FUND               FUND
                                                                           ----------------  ----------------   ---------------
INVESTMENT INCOME:
     Dividends ..........................................................  $        138,992  $        118,866   $         8,813
     Less: foreign taxes withheld .......................................           (14,274)               --                --
     Interest ...........................................................                --        21,506,861         1,860,437
                                                                           ----------------  ----------------   ---------------
      Total investment income ...........................................           124,718        21,625,727         1,869,250
                                                                           ----------------  ----------------   ---------------
EXPENSES:
     Investment advisory fees (Note G) ..................................            58,080         2,431,495           259,469
     Distribution expenses (Note G) .....................................                --           436,513             2,025
     Transfer agent fees (Note G) .......................................            16,896           127,935            34,845
     Administration fees (Note G) .......................................            12,478           246,830            35,055
     Registration expenses ..............................................               334            32,014            25,082
     Custodian fees .....................................................            42,904            40,820            15,310
     Professional fees ..................................................            12,775            27,086            15,969
     Trustees fees (Note G) .............................................               214            12,990             1,319
     Other expenses .....................................................             4,122            45,124            13,624
                                                                           ----------------  ----------------   ---------------
      Total expenses before waivers .....................................           147,803         3,400,807           402,698
                                                                           ----------------  ----------------   ---------------
      Less: Investment advisory fees waived (Note G) ....................           (58,080)         (798,053)         (109,545)
      Less: Expenses reimbursed (Note G) ................................           (13,163)               --                --
                                                                           ----------------  ----------------   ---------------
      Net operating expenses ............................................            76,560         2,602,754           293,153
                                                                           ----------------  ----------------   ---------------
      Interest expense (Note H) .........................................                --                --                --
                                                                           ----------------  ----------------   ---------------
      Net expenses ......................................................            76,560         2,602,754           293,153
                                                                           ----------------  ----------------   ---------------

NET INVESTMENT INCOME ...................................................            48,158        19,022,973         1,576,097
                                                                           ----------------  ----------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ............................           (23,497)        1,682,715           234,758
     Net realized loss on foreign currency transactions                             (15,310)               --                --
     Net change in unrealized appreciation (depreciation) on investments            629,757         4,410,309          (157,915)
     Net change in unrealized appreciation on translation of
      assets and liabilities denominated in foreign currency ............               545                --                --
                                                                           ----------------  ----------------   ---------------

     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ....................           591,495         6,093,024            76,843
                                                                           ----------------  ----------------   ---------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS .........................  $        639,653  $     25,115,997   $     1,652,940
                                                                           ================  ================   ===============

                                                                                                                    INVESTOR
                                                                              HIGH YIELD         MUNICIPAL        MONEY MARKET
                                                                               BOND FUND         BOND FUND            FUND
                                                                           ----------------  ----------------   ---------------
INVESTMENT INCOME:
     Dividends ..........................................................  $          6,634  $         22,511   $        30,867
     Less: foreign taxes withheld .......................................                --                --                --
     Interest ...........................................................         1,516,779         2,005,053         2,845,084
                                                                           ----------------  ----------------   ---------------
      Total investment income ...........................................         1,523,413         2,027,564         2,875,951
                                                                           ----------------  ----------------   ---------------
EXPENSES:
     Investment advisory fees (Note G) ..................................            94,962           327,473           929,848
     Distribution expenses (Note G) .....................................            26,744            54,827                --
     Transfer agent fees (Note G) .......................................            34,289            51,729            70,673
     Administration fees (Note G) .......................................            25,877            36,238           122,001
     Registration expenses ..............................................            21,443            21,618            21,261
     Custodian fees .....................................................            13,135            13,325            35,005
     Professional fees ..................................................            18,474            16,557            21,161
     Trustees fees (Note G) .............................................               613             1,717             6,992
     Other expenses .....................................................             5,389             1,512            26,209
                                                                           ----------------  ----------------   ---------------
      Total expenses before waivers .....................................           240,926           524,996         1,233,150
                                                                           ----------------  ----------------   ---------------
      Less: Investment advisory fees waived (Note G) ....................           (94,962)         (252,102)               --
      Less: Expenses reimbursed (Note G) ................................            (3,156)               --                --
                                                                           ----------------  ----------------   ---------------
      Net operating expenses ............................................           142,808           272,894         1,233,150
                                                                           ----------------  ----------------   ---------------
      Interest expense (Note H) .........................................                --                --                --
                                                                           ----------------  ----------------   ---------------
      Net expenses ......................................................           142,808           272,894         1,233,150
                                                                           ----------------  ----------------   ---------------

NET INVESTMENT INCOME ...................................................         1,380,605         1,754,670         1,642,801
                                                                           ----------------  ----------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ............................           209,283           182,602                --
     Net realized loss on foreign currency transactions                                  --                --                --
     Net change in unrealized appreciation (depreciation) on investments            517,994           127,727                --
     Net change in unrealized appreciation on translation of
      assets and liabilities denominated in foreign currency ............                --                --                --
                                                                           ----------------  ----------------   ---------------

     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ....................           727,277           310,329                --
                                                                           ----------------  ----------------   ---------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS .........................  $      2,107,882  $      2,064,999   $     1,642,801
                                                                           ================  ================   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 71

ABN AMRO FUNDS
--------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                                     MONTAG & CALDWELL
                                                                   GROWTH FUND                           GROWTH FUND
                                                       -----------------------------------   -----------------------------------
                                                              YEARS ENDED OCTOBER 31,              YEARS ENDED OCTOBER 31,
                                                             2004               2003               2004               2003
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...................  $  1,151,473,692   $    758,790,307   $  3,119,097,639   $  2,039,159,595
                                                       ----------------   ----------------   ----------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ....................        (1,984,717)          (437,651)        12,977,716         12,638,064
    Net realized gain (loss) on investments sold ....        21,683,646         (9,815,604)       142,886,596        (77,376,486)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....        13,018,488        145,348,289        (29,527,217)       317,517,283
                                                       ----------------   ----------------   ----------------   ----------------
       Net increase in net assets from operations ...        32,717,417        135,095,034        126,337,095        252,778,861
                                                       ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ......................................                --                 --           (785,236)                --
       Class I ......................................                --                 --        (10,804,677)       (14,063,027)
       Class R ......................................                --                 --               (218)                --
                                                       ----------------   ----------------   ----------------   ----------------
          Total distributions .......................                --                 --        (11,590,131)       (14,063,027)
                                                       ----------------   ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ......................................       359,849,098        415,516,936        334,090,223        471,910,796
       Class I ......................................       111,086,894        124,356,714        543,778,633        941,725,557
       Class C ......................................           236,840            121,800                 --                 --
       Class R ......................................           679,254            100,000            459,863            100,000
    Proceeds from reinvestment of distributions:
       Class N ......................................                --                 --            721,334                 --
       Class I ......................................                --                 --          9,479,460         12,488,146
       Class R ......................................                --                 --                218                 --
    Cost of shares redeemed:
       Class N ......................................      (301,695,265)      (247,186,209)      (317,937,131)      (293,689,766)
       Class I ......................................       (32,765,897)       (35,317,890)      (600,413,850)      (291,312,523)
       Class C ......................................                --             (3,000)                --                 --
       Class R ......................................          (216,118)                --           (118,056)                --
    Redemption in kind:(a)
       Class N ......................................                --                 --                 --                 --
                                                       ----------------   ----------------   ----------------   ----------------
          Net increase (decrease) from
              capital share transactions ............       137,174,806        257,588,351        (29,939,306)       841,222,210
                                                       ----------------   ----------------   ----------------   ----------------
          Total increase (decrease) in net assets ...       169,892,223        392,683,385         84,807,658      1,079,938,044
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......  $  1,321,365,915   $  1,151,473,692   $  3,203,905,297   $  3,119,097,639
                                                       ================   ================   ================   ================
    (A) Undistributed net investment income .........  $             --   $             --   $      2,881,221   $      1,493,636
                                                       ================   ================   ================   ================

-------------------------------------------------
 (a) TAMRO Large Cap Value Fund had a redemption in kind on July 2, 2003 which resulted in a redemption out of the Fund of $3,915,202. The net realized gain on the transaction of $636,779 was not realized by the Fund for tax purposes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 72

ABN AMRO FUNDS
--------------

------------------------------------------------------------------------------------------------------------------------------------

                                                               TAMRO LARGE CAP
                                                                   VALUE FUND                            VALUE FUND
                                                       -----------------------------------   ----------------------------------
                                                            YEARS ENDED OCTOBER 31,               YEARS ENDED OCTOBER 31,
                                                             2004               2003               2004              2003
                                                       ----------------   ----------------   ---------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...................  $      8,886,900   $      9,632,094   $   195,852,532   $    111,817,351
                                                       ----------------   ----------------   ---------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ....................            66,914             95,391         2,841,732          2,591,099
    Net realized gain (loss) on investments sold ....           449,809            842,557(a)     11,275,814         (1,175,639)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....           646,606          1,115,771        17,144,326         25,715,225
                                                       ----------------   ----------------   ---------------   ----------------
       Net increase in net assets from operations ...         1,163,329          2,053,719        31,261,872         27,130,685
                                                       ----------------   ----------------   ---------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ......................................           (66,473)          (107,255)       (2,785,108)        (2,671,906)
       Class I ......................................                --                 --                --                 --
       Class R ......................................                --                 --                --                 --
                                                       ----------------   ----------------   ---------------   ----------------
          Total distributions .......................           (66,473)          (107,255)       (2,785,108)        (2,671,906)
                                                       ----------------   ----------------   ---------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ......................................        10,354,750          4,276,041        17,024,212         68,352,733
       Class I ......................................                --                 --                --                 --
       Class C ......................................                --                 --                --                 --
       Class R ......................................                --                 --                --                 --
    Proceeds from reinvestment of distributions:
       Class N ......................................            63,298            105,278           875,034            869,446
       Class I ......................................                --                 --                --                 --
       Class R ......................................                --                 --                --                 --
    Cost of shares redeemed:
       Class N ......................................        (2,827,494)        (3,157,775)      (12,249,839)        (9,645,777)
       Class I ......................................                --                 --                --                 --
       Class C ......................................                --                 --                --                 --
       Class R ......................................                --                 --                --                 --
    Redemption in kind:(a)
       Class N ......................................                --         (3,915,202)               --                 --
                                                       ----------------   ----------------   ---------------   ----------------
          Net increase (decrease) from
              capital share transactions ............         7,590,554         (2,691,658)        5,649,407         59,576,402
                                                       ----------------   ----------------   ---------------   ----------------
          Total increase (decrease) in net assets ...         8,687,410           (745,194)       34,126,171         84,035,181
                                                       ----------------   ----------------   ---------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......  $     17,574,310   $      8,886,900   $   229,978,703   $    195,852,532
                                                       ================   ================   ===============   ================
    (A) Undistributed net investment income .........  $          6,606   $          6,165   $       257,102   $        200,478
                                                       ================   ================   ===============   ================


                                                                   VEREDUS SELECT
                                                                     GROWTH FUND
                                                         -----------------------------------
                                                              YEARS ENDED OCTOBER 31,
                                                               2004               2003
                                                         ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...................    $      2,005,679   $      2,164,440
                                                         ----------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ....................             (15,670)           (10,407)
    Net realized gain (loss) on investments sold ....             310,184            254,513
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....             (66,252)           136,715
                                                         ----------------   ----------------
       Net increase in net assets from operations ...             228,262            380,821
                                                         ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ......................................                  --                 --
       Class I ......................................                  --                 --
       Class R ......................................                  --                 --
                                                         ----------------   ----------------
          Total distributions .......................                  --                 --
                                                         ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ......................................           1,095,394            456,880
       Class I ......................................                  --                 --
       Class C ......................................                  --                 --
       Class R ......................................                  --                 --
    Proceeds from reinvestment of distributions:
       Class N ......................................                  --                 --
       Class I ......................................                  --                 --
       Class R ......................................                  --                 --
    Cost of shares redeemed:
       Class N ......................................            (645,071)          (996,462)
       Class I ......................................                  --                 --
       Class C ......................................                  --                 --
       Class R ......................................                  --                 --
    Redemption in kind:(a)
       Class N ......................................                  --                 --
                                                         ----------------   ----------------
          Net increase (decrease) from
              capital share transactions ............             450,323           (539,582)
                                                         ----------------   ----------------
          Total increase (decrease) in net assets ...             678,585           (158,761)
                                                         ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......    $      2,684,264   $      2,005,679
                                                         ================   ================
    (A) Undistributed net investment income .........    $             --   $             --
                                                         ================   ================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 73

ABN AMRO FUNDS
--------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                                                        TAMRO SMALL
                                                                  MID CAP FUND                            CAP FUND
                                                       -----------------------------------   -----------------------------------
                                                              YEARS ENDED OCTOBER 31,              YEARS ENDED OCTOBER 31,
                                                             2004               2003               2004               2003
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...................  $    191,220,470   $     85,727,492   $     60,932,279   $     40,407,215
                                                       ----------------   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ....................        (1,126,756)          (644,092)          (642,133)           (33,038)
    Net realized gain (loss) on investments sold ....        14,126,516            737,791          8,805,360         10,619,084
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....        11,287,338         39,533,582         (2,391,422)         9,454,254
                                                       ----------------   ----------------   ----------------   ----------------
       Net increase (decrease) in net assets from ...        24,287,098         39,627,281          5,771,805         20,040,300
       operations                                      ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ......................................                --                 --                 --                 --
    Net realized gain on investments:
       Class N ......................................          (655,679)                --         (9,039,511)                --
                                                       ----------------   ----------------   ----------------   ----------------
          Total distributions .......................          (655,679)                --         (9,039,511)                --
                                                       ----------------   ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ......................................       349,185,400        184,713,437        106,460,955         20,054,383
       Class I ......................................        25,773,948                 --                 --                 --
    Proceeds from reinvestment of distributions:
       Class N ......................................           626,784                 --          7,161,151                 --
    Cost of shares redeemed:
       Class N ......................................      (178,739,141)      (118,847,740)       (58,477,786)       (19,569,619)
       Class I ......................................          (171,862)                --                 --                 --
                                                       ----------------   ----------------   ----------------   ----------------
          Net increase from capital share transactions      196,675,129         65,865,697         55,144,320            484,764
                                                       ----------------   ----------------   ----------------   ----------------
          Total increase in net assets ..............       220,306,548        105,492,978         51,876,614         20,525,064
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......  $    411,527,018   $    191,220,470   $    112,808,893   $     60,932,279
                                                       ================   ================   ================   ================
    (A) Undistributed net investment income (loss) ..  $             --   $             --   $        101,789   $         26,970
                                                       ================   ================   ================   ================

See accompanying Notes to Financial Statements.

| 74

ABN AMRO FUNDS
--------------

--------------------------------------------------------------------------------

                                                               VEREDUS AGGRESSIVE
                                                                   GROWTH FUND                        REAL ESTATE FUND
                                                       -----------------------------------   ----------------------------------
                                                            YEARS ENDED OCTOBER 31,               YEARS ENDED OCTOBER 31,
                                                             2004               2003               2004              2003
                                                       ----------------   ----------------   ---------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...................  $    521,867,080   $    367,124,913   $    47,777,103   $     19,923,582
                                                       ----------------   ----------------   ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ....................        (6,820,808)        (3,444,976)        2,083,722          1,376,086
    Net realized gain (loss) on investments sold ....        51,386,352         11,436,688         2,628,230            324,753
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....        (7,467,606)       112,137,595        10,876,008          7,924,803
                                                       ----------------   ----------------   ---------------   ----------------
       Net increase (decrease) in net assets from ...        37,097,938        120,129,307        15,587,960          9,625,642
       operations                                      ----------------   ----------------   ---------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ......................................                --                 --        (1,354,833)          (740,295)
    Net realized gain on investments:
       Class N ......................................                --                 --          (504,832)          (898,102)
                                                       ----------------   ----------------   ---------------   ----------------
          Total distributions .......................                --                 --        (1,859,665)        (1,638,397)
                                                       ----------------   ----------------   ---------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ......................................       226,180,090        269,462,302        20,523,938         22,775,625
       Class I ......................................        63,181,989         30,631,524                --                 --
    Proceeds from reinvestment of distributions:
       Class N ......................................                --                 --           937,211            840,018
    Cost of shares redeemed:
       Class N ......................................      (176,182,607)      (240,916,626)      (10,515,374)        (3,749,367)
       Class I ......................................       (32,800,298)       (24,564,340)               --                 --
                                                       ----------------   ----------------   ---------------   ----------------
          Net increase from capital share transactions       80,379,174         34,612,860        10,945,775         19,866,276
                                                       ----------------   ----------------   ---------------   ----------------
          Total increase in net assets ..............       117,477,112        154,742,167        24,674,070         27,853,521
                                                       ----------------   ----------------   ---------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......  $    639,344,192   $    521,867,080   $    72,451,173   $     47,777,103
                                                       ================   ================   ===============   ================
    (A) Undistributed net investment income (loss) ..  $             --   $         (1,670)  $       300,129   $        239,844
                                                       ================   ================   ===============   ================


                                                                    VEREDUS
                                                                  SCITECH FUND
                                                       -----------------------------------
                                                            YEARS ENDED OCTOBER 31,
                                                             2004               2003
                                                       ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...................  $      4,313,581   $      2,205,822
                                                       ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ....................          (105,383)           (27,680)
    Net realized gain (loss) on investments sold ....          (389,969)           437,985
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....          (241,870)           348,744
                                                       ----------------   ----------------
       Net increase (decrease) in net assets from ...          (737,222)           759,049
       operations                                      ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ......................................                --                 --
    Net realized gain on investments:
       Class N ......................................                --                 --
                                                       ----------------   ----------------
          Total distributions .......................                --                 --
                                                       ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ......................................         6,972,823          3,045,850
       Class I ......................................                --                 --
    Proceeds from reinvestment of distributions:
       Class N ......................................                --                 --
    Cost of shares redeemed:
       Class N ......................................        (3,413,829)        (1,697,140)
       Class I ......................................                --                 --
                                                       ----------------   ----------------
          Net increase from capital share transactions        3,558,994          1,348,710
                                                       ----------------   ----------------
          Total increase in net assets ..............         2,821,772          2,107,759
                                                       ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......  $      7,135,353   $      4,313,581
                                                       ================   ================
    (A) Undistributed net investment income (loss) ..  $             --   $             --
                                                       ================   ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 75

ABN AMRO FUNDS
--------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                EQUITY PLUS FUND                        BALANCED FUND
                                                       -----------------------------------   -----------------------------------

                                                              YEARS ENDED OCTOBER 31,               YEARS ENDED OCTOBER 31,
                                                             2004               2003               2004               2003
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...................  $     82,260,215   $    121,146,936   $    320,107,760   $    300,829,600
                                                       ----------------   ----------------   ----------------   ----------------
    Net investment income ...........................           784,857          1,371,202          3,329,314          3,860,640
    Net realized gain (loss) on investments sold ....        10,377,142         12,837,134         22,514,502          1,203,665
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....        (6,890,155)           163,745        (14,968,612)        26,893,268
                                                       ----------------   ----------------   ----------------   ----------------
       Net increase in net assets from operations ...         4,271,844         14,372,081         10,875,204         31,957,573
                                                       ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ......................................                --                 --         (3,970,998)        (4,352,069)
       Class I ......................................          (830,015)        (1,423,331)                --                 --
    Net realized gain on investments:
       Class I ......................................       (12,685,972)        (6,389,707)                --                 --
                                                       ----------------   ----------------   ----------------   ----------------
          Total distributions .......................       (13,515,987)        (7,813,038)        (3,970,998)        (4,352,069)
                                                       ----------------   ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ......................................                --                 --         53,615,225         71,995,651
       Class I ......................................           752,784          4,823,227                 --                 --
    Proceeds from reinvestment of distributions:
       Class N ......................................                --                 --          3,937,705          4,316,497
       Class I ......................................        11,746,900            605,824                 --                 --
    Cost of shares redeemed:
       Class N ......................................                --                 --       (154,321,103)       (84,639,492)
       Class I ......................................       (33,591,132)       (50,874,815)                --                 --
                                                       ----------------   ----------------   ----------------   ----------------
          Net increase (decrease) from
              capital share transactions ............       (21,091,448)       (45,445,764)       (96,768,173)        (8,327,344)
                                                       ----------------   ----------------   ----------------   ----------------
          Total increase (decrease) in net assets ...       (30,335,591)       (38,886,721)       (89,863,967)        19,278,160
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......  $     51,924,624   $     82,260,215   $    230,243,793   $    320,107,760
                                                       ================   ================   ================   ================
    (A) Undistributed net investment income (loss) ..  $         81,631   $        126,789   $        174,329   $        458,396
                                                       ================   ================   ================   ================

--------------------------------------------------------------------------------
 (a) ABN AMRO Global Emerging Markets Fund commenced investment operations on November 4, 2003.
 (b) Initial investment in ABN AMRO Global Emerging Markets Fund, Class I, shares of which were first issued on November 4, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 76

ABN AMRO FUNDS
--------------

--------------------------------------------------------------------------------

                                                                MONTAG & CALDWELL             GLOBAL EMERGING
                                                                  BALANCED FUND               MARKETS FUND(A)
                                                       -----------------------------------   ---------------
                                                                                               PERIOD ENDED
                                                             YEARS ENDED OCTOBER 31,            OCTOBER 31,
                                                             2004               2003              2004(A)
                                                       ----------------   ----------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD ...................  $    246,700,257   $    215,505,266   $     5,000,000(b)
                                                       ----------------   ----------------   ---------------
    Net investment income ...........................         3,067,016          3,597,081            48,158
    Net realized gain (loss) on investments sold ....        12,831,324         (3,017,265)          (38,807)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....        (6,815,247)        14,941,262           630,302
                                                       ----------------   ----------------   ---------------
       Net increase in net assets from operations ...         9,083,093         15,521,078           639,653
                                                       ----------------   ----------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ......................................        (1,631,857)        (1,468,928)               --
       Class I ......................................        (2,273,426)        (2,498,600)               --
    Net realized gain on investments:
       Class I ......................................                --                 --                --
                                                       ----------------   ----------------   ---------------
          Total distributions .......................        (3,905,283)        (3,967,528)               --
                                                       ----------------   ----------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ......................................        23,119,536         63,137,096                --
       Class I ......................................        22,152,873         28,334,752                --
    Proceeds from reinvestment of distributions:
       Class N ......................................         1,616,276          1,449,679                --
       Class I ......................................         2,273,145          2,498,676                --
    Cost of shares redeemed:
       Class N ......................................       (38,185,626)       (45,985,930)               --
       Class I ......................................       (88,983,082)       (29,792,832)               --
                                                       ----------------   ----------------   ---------------
          Net increase (decrease) from
              capital share transactions ............       (78,006,878)        19,641,441                --
                                                       ----------------   ----------------   ---------------
          Total increase (decrease) in net assets ...       (72,829,068)        31,194,991           639,653
                                                       ----------------   ----------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......  $    173,871,189   $    246,700,257   $     5,639,653
                                                       ================   ================   ===============
    (A) Undistributed net investment income (loss) ..  $       (332,916)  $        (11,211)  $        32,960
                                                       ================   ================   ===============


                                                                      BOND FUND
                                                        -----------------------------------

                                                                YEARS ENDED OCTOBER 31,
                                                                2004               2003
                                                        ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...................   $    502,383,610   $     492,600,585
                                                        ----------------   ----------------
    Net investment income ...........................         19,022,973         22,216,246
    Net realized gain (loss) on investments sold ....          1,682,715         11,335,748
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....          4,410,309         (7,435,285)
                                                        ----------------   ----------------
       Net increase in net assets from operations ...         25,115,997         26,116,709
                                                        ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ......................................         (8,609,768)        (9,842,316)
       Class I ......................................        (13,870,122)       (15,252,818)
    Net realized gain on investments:
       Class I ......................................                 --                  --
                                                        ----------------   ----------------
          Total distributions .......................        (22,479,890)       (25,095,134)
                                                        ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ......................................         57,957,701         83,692,064
       Class I ......................................         57,763,493        159,309,506
    Proceeds from reinvestment of distributions:
       Class N ......................................          7,249,029          7,662,360
       Class I ......................................          2,613,448          3,782,019
    Cost of shares redeemed:
       Class N ......................................       (113,749,086)      (119,470,586)
       Class I ......................................        (84,063,433)      (126,213,913)
                                                        ----------------   ----------------
          Net increase (decrease) from
              capital share transactions ............        (72,228,848)         8,761,450
                                                        ----------------   ----------------
          Total increase (decrease) in net assets ...        (69,592,741)         9,783,025
                                                        ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......   $    432,790,869   $    502,383,610
                                                        ================   ================
    (A) Undistributed net investment income (loss) ..   $     (1,854,637)  $         36,138
                                                        ================   ================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 77

ABN AMRO FUNDS
--------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                INVESTMENT GRADE                        HIGH YIELD
                                                                    BOND FUND                             BOND FUND
                                                       -----------------------------------   -----------------------------------
                                                                                                YEAR ENDED        PERIOD ENDED
                                                              YEARS ENDED OCTOBER 31,           OCTOBER 31,       OCTOBER 31,
                                                             2004               2003               2004              2003(A)
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...................  $     49,029,771   $     54,748,307   $     20,707,035   $     20,000,000(b)
                                                       ----------------   ----------------   ----------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income ...........................         1,576,097          1,803,246          1,380,605            380,122
    Net realized gain (loss) on investments sold ....           234,758          1,882,466            209,283            (37,033)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ....          (157,915)        (2,452,628)           517,994            384,676
                                                       ----------------   ----------------   ----------------   ----------------
       Net increase in net assets from operations ...         1,652,940          1,233,084          2,107,882            727,765
                                                       ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ......................................           (34,270)            (1,923)          (752,988)          (203,281)
       Class I ......................................        (1,858,000)        (2,302,446)          (760,358)          (213,183)
    Net realized gain on investments:
       Class N ......................................           (20,034)                --                 --                 --
       Class I ......................................        (1,376,597)        (1,543,571)                --                 --
                                                       ----------------   ----------------   ----------------   ----------------
          Total distributions .......................        (3,288,901)        (3,847,940)        (1,513,346)          (416,464)
                                                       ----------------   ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ......................................         1,659,022            259,359            908,674            673,766
       Class I ......................................         3,000,448         12,408,934              2,303            125,298
    Proceeds from reinvestment of distributions:
       Class N ......................................            48,535                923             24,044             32,383
       Class I ......................................         1,793,457            335,248              4,769             35,166
    Cost of shares redeemed:
       Class N ......................................          (377,596)              (379)          (729,089)          (435,310)
       Class I ......................................       (10,964,688)       (16,107,765)                --            (35,569)
                                                       ----------------   ----------------   ----------------   ----------------
          Net increase (decrease) from
              capital share transactions ............        (4,840,822)        (3,103,680)           210,701            395,734
                                                       ----------------   ----------------   ----------------   ----------------
          Total increase (decrease) in net assets ...        (6,476,783)        (5,718,536)           805,237            707,035
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......  $     42,552,988   $     49,029,771   $     21,512,272   $     20,707,035
                                                       ================   ================   ================   ================
    (A) Undistributed net investment income (loss) ..  $       (145,494)  $       (147,864)  $       (109,155)  $        (32,365)
                                                       ================   ================   ================   ================

--------------------------------------------------------------------------------
 (a) ABN AMRO High Yield Bond Fund, Class N and Class I, commenced investment operations on June 30, 2003.
 (b) Initial investments in ABN AMRO High Yield Bond Fund, Class N and Class I, shares of which were first issued on June 30, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 78

ABN AMRO FUNDS
--------------

--------------------------------------------------------------------------------

                                                                                                      INVESTOR MONEY
                                                              MUNICIPAL BOND FUND                       MARKET FUND
                                                      -----------------------------------   ----------------------------------

                                                           YEARS ENDED OCTOBER 31,               YEARS ENDED OCTOBER 31,
                                                            2004               2003               2004              2003
                                                      ----------------   ----------------   ---------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ................... $     48,047,107   $     54,264,411   $   236,811,366   $    340,537,439
                                                      ----------------   ----------------   ---------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income ...........................        1,754,670          1,733,269         1,642,801          2,659,650
    Net realized gain (loss) on investments sold ....          182,602            703,016                --                 --
    Net change in unrealized appreciation (depreciatio
       on investments and assets and liabilities ....          127,727           (324,434)               --                 --
                                                      ----------------   ----------------   ---------------   ----------------
       Net increase in net assets from operations ...        2,064,999          2,111,851         1,642,801          2,659,650
                                                      ----------------   ----------------   ---------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ......................................       (1,754,670)        (1,733,269)       (1,642,801)        (2,659,741)
       Class I ......................................               --                 --                --                 --
    Net realized gain on investments:
       Class N ......................................         (689,163)                --                --                 --
       Class I ......................................               --                 --                --                 --
                                                      ----------------   ----------------   ---------------   ----------------
          Total distributions .......................       (2,443,833)        (1,733,269)       (1,642,801)        (2,659,741)
                                                      ----------------   ----------------   ---------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ......................................       36,576,080         30,558,688       553,871,105        952,930,175
       Class I ......................................               --                 --                --                 --
    Proceeds from reinvestment of distributions:
       Class N ......................................        1,193,155            542,961           254,662            352,027
       Class I ......................................               --                 --                --                 --
    Cost of shares redeemed:
       Class N ......................................      (24,364,830)       (37,697,535)     (571,046,613)    (1,057,008,184)
       Class I ......................................               --                 --                --                 --
                                                      ----------------   ----------------   ---------------   ----------------
          Net increase (decrease) from
              capital share transactions ............       13,404,405         (6,595,886)      (16,920,846)      (103,725,982)
                                                      ----------------   ----------------   ---------------   ----------------
          Total increase (decrease) in net assets ...       13,025,571         (6,217,304)      (16,920,846)      (103,726,073)
                                                      ----------------   ----------------   ---------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...... $     61,072,678   $     48,047,107   $   219,890,520   $    236,811,366
                                                      ================   ================   ===============   ================
    (A) Undistributed net investment income (loss) .. $             --   $             --   $            --   $             --
                                                      ================   ================   ===============   ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 79

ABN AMRO FUNDS
--------------
GROWTH FUND - CLASS N                                           OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/04       10/31/03       10/31/02       10/31/01       10/31/00
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ................   $      21.14   $      18.55   $      20.38   $      30.86   $      27.71
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ............................          (0.05)(a)      (0.02)         (0.04)         (0.04)         (0.06)
     Net realized and unrealized
       gain (loss) on investments ...................           0.67(a)        2.61          (1.74)         (7.36)          5.21
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............           0.62           2.59          (1.78)         (7.40)          5.15
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income .....................             --             --          --(b)             --             --
     Distributions from net realized
       gain on investments ..........................             --             --          (0.05)         (3.08)         (2.00)
                                                        ------------   ------------   ------------   ------------   ------------
     Total distributions ............................             --             --          (0.05)         (3.08)         (2.00)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ..........           0.62           2.59          (1.83)        (10.48)          3.15
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ......................   $      21.76   $      21.14   $      18.55   $      20.38   $      30.86
                                                        ============   ============   ============   ============   ============
TOTAL RETURN ........................................           2.93%         13.96%         (8.76)%       (25.95)%        19.62%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............   $    962,036   $    878,724   $    609,049   $    464,023   $    542,436
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ..........................           1.09%          1.11%          1.10%          1.09%          1.07%
     After reimbursement and/or waiver of
       expenses by Adviser ..........................           1.09%          1.11%          1.10%          1.09%          1.07%
   Ratios of net investment loss
     to average net assets:
     Before reimbursement and/or waiver  of
       expenses by Adviser ..........................          (0.22)%        (0.11)%        (0.20)%        (0.18)%        (0.18)%
     After reimbursement and/or waiver of
       expenses by Adviser ..........................          (0.22)%        (0.11)%        (0.20)%        (0.18)%        (0.18)%
     Portfolio Turnover .............................          18.59%          7.66%          7.52%         17.22%         25.73%

----------------------------------------------------------------
 (a) The selected per share data was calculated using the weighted average shares outstanding method for the period.
 (b) Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 80

ABN AMRO FUNDS
--------------
GROWTH FUND - CLASS I                                           OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR          PERIOD
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/04       10/31/03       10/31/02       10/31/01      10/31/00(A)
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ................   $      21.33   $      18.67   $      20.45   $      30.89   $      28.60
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ...................           0.01(b)        0.03          (0.03)          0.02             --
     Net realized and unrealized gain (loss) on .....           0.68(b)        2.63          (1.70)         (7.38)          2.29
       investments                                      ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............           0.69           2.66          (1.73)         (7.36)          2.29
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from net realized gain on investments          --             --          (0.05)         (3.08)            --
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ..........................             --             --          (0.05)         (3.08)            --
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ..........           0.69           2.66          (1.78)        (10.44)          2.29
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ......................   $      22.02   $      21.33   $      18.67   $      20.45   $      30.89
                                                        ============   ============   ============   ============   ============
Total Return ........................................           3.23%         14.25%         (8.51)%       (25.78)%         8.01%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............   $    358,377   $    272,497   $    149,741   $     43,362   $     50,577
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ..........................           0.82%          0.83%          0.83%          0.84%          0.83%
     After reimbursement and/or waiver of
       expenses by Adviser ..........................           0.82%          0.83%          0.83%          0.84%          0.83%
   Ratios of net investment income to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ..........................           0.05%          0.17%          0.07%          0.07%          0.06%
     After reimbursement and/or waiver of
       expenses by Adviser ..........................           0.05%          0.17%          0.07%          0.07%          0.06%
   Portfolio Turnover ...............................          18.59%          7.66%          7.52%         17.22%         25.73%

-------------------------------------------------------------
 (a) ABN AMRO Growth Fund - Class I commenced investment operations on July 31, 2000.
 (b) The selected per share data was calculated using the weighted average shares outstanding method for the period.
 (c) Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 81

ABN AMRO FUNDS
--------------
GROWTH FUND - CLASS C AND CLASS R                               OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  CLASS C                       CLASS R
                                                                       --------------------------   ----------------------------
                                                                           YEAR          PERIOD          YEAR          PERIOD
                                                                           ENDED          ENDED          ENDED          ENDED
                                                                         10/31/04      10/31/03(A)     10/31/04      10/31/03(A)
                                                                       ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ..............................   $      20.99   $      18.07   $      21.09   $      18.07
                                                                       ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ...........................................          (0.20)(b)      (0.10)         (0.10)(b)      (0.03)
     Net realized and unrealized gain on investments ...............           0.66(b)        3.02           0.67(b)        3.05
                                                                       ------------   ------------   ------------   ------------
       Total from investment operations ............................           0.46           2.92           0.57           3.02
                                                                       ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .....             --             --             --             --
                                                                       ------------   ------------   ------------   ------------
       Total distributions .........................................             --             --             --             --
                                                                       ------------   ------------   ------------   ------------
Net increase in net asset value ....................................           0.46           2.92           0.57           3.02
                                                                       ------------   ------------   ------------   ------------
Net Asset Value, End of Period .....................................   $      21.45   $      20.99   $      21.66   $      21.09
                                                                       ============   ============   ============   ============
Total Return(c) ....................................................           2.19%         16.16%(d)       2.70%         16.71%(d)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............................   $        380   $        136   $        573   $        117
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .....           1.81%          1.88%          1.31%          1.35%
     After reimbursement and/or waiver of expenses by Adviser ......           1.81%          1.88%          1.31%          1.35%
   Ratios of net investment loss to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .....          (0.94)%        (0.69)%        (0.44)%        (0.16)%
     After reimbursement and/or waiver of expenses by Adviser ......          (0.94)%        (0.69)%        (0.44)%        (0.16)%
   Portfolio Turnover ..............................................          18.59%          7.66%         18.59%          7.66%

-------------------------------------------------------------
 (a) ABN AMRO Growth Fund - Class C and Class R commenced investment operations on December 31, 2002.
 (b) The selected per share data was calculated using the weighted average shares outstanding method for the period.
 (c) Calculation does not include the effect of any sales charges for Class C Shares (See Note A).
 (d) Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 82

ABN AMRO FUNDS
--------------
MONTAG & CALDWELL GROWTH FUND - CLASS N                         OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/04       10/31/03       10/31/02       10/31/01       10/31/00
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ...............   $      20.74   $      19.03   $      22.43   $      31.30   $      33.15
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ...................           0.04(a)        0.06(a)        0.05           0.02          (0.05)
     Net realized and unrealized
       gain (loss) on investments ...................           0.77(a)        1.65(a)       (3.45)         (4.81)         (0.15)
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............           0.81           1.71          (3.40)         (4.79)         (0.20)
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income .....................          (0.02)            --             --             --             --
     Distributions from net realized
       gain on investments ..........................             --             --             --          (4.08)         (1.65)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ..........................          (0.02)            --             --          (4.08)         (1.65)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ..........           0.79           1.71          (3.40)         (8.87)         (1.85)
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ......................   $      21.53   $      20.74   $      19.03   $      22.43   $      31.30
                                                        ============   ============   ============   ============   ============
TOTAL RETURN ........................................           3.89%          8.99%        (15.16)%       (17.37)%        (0.96)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............   $  1,018,935   $    967,300   $    714,043   $    872,657   $  1,349,760
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses
       by Adviser ...................................           1.02%          1.06%          1.06%          1.06%          1.03%
     After reimbursement and/or waiver of expenses
       by Adviser ...................................           1.02%          1.06%          1.06%          1.06%          1.03%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement and/or waiver of expenses
       by Adviser ...................................           0.20%          0.29%          0.23%          0.10%         (0.14)%
     After reimbursement and/or waiver of expenses
       by Adviser ...................................           0.20%          0.29%          0.23%          0.10%         (0.14)%
   Portfolio Turnover ...............................          52.86%         38.76%         38.23%         59.64%         66.71%

-----------------------------------------------------------
 (a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 83

ABN AMRO FUNDS
--------------
MONTAG & CALDWELL GROWTH FUND - CLASS I                         OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/04       10/31/03       10/31/02       10/31/01       10/31/00
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ...............   $      20.84   $      19.22   $      22.74   $      31.70   $      33.46
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..........................           0.10(a)        0.12(a)        0.11           0.09           0.05
     Net realized and unrealized
       gain (loss) on investments ...................           0.77(a)        1.66(a)       (3.48)         (4.90)         (0.16)
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............           0.87           1.78          (3.37)         (4.81)         (0.11)
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income .....................          (0.10)         (0.16)         (0.15)         (0.07)            --
     Distributions from net realized
       gain on investments ..........................             --             --             --          (4.08)         (1.65)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ..........................          (0.10)         (0.16)         (0.15)         (4.15)         (1.65)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ..........           0.77           1.62          (3.52)         (8.96)         (1.76)
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ......................   $      21.61   $      20.84   $      19.22   $      22.74   $      31.70
                                                        ============   ============   ============   ============   ============
TOTAL RETURN ........................................           4.19%          9.35%        (14.91)%       (17.16)%        (0.70)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............   $  2,184,511   $  2,151,687   $  1,325,116   $  1,058,500   $  1,334,651
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses
       by Adviser ...................................           0.74%          0.77%          0.77%          0.77%          0.74%
     After reimbursement and/or waiver of expenses
       by Adviser ...................................           0.74%          0.77%          0.77%          0.77%          0.74%
   Ratios of net investment income to average net assets:
     Before reimbursement and/or waiver of expenses
       by Adviser ...................................           0.48%          0.58%          0.52%          0.39%          0.15%
     After reimbursement and/or waiver of expenses
       by Adviser ...................................           0.48%          0.58%          0.52%          0.39%          0.15%
   Portfolio Turnover ...............................          52.86%         38.76%         38.23%         59.64%         66.71%

-------------------------------------------------
 (a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 84

ABN AMRO FUNDS
--------------
MONTAG & CALDWELL GROWTH FUND - CLASS R                         OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                         YEAR          PERIOD
                                                                                                         ENDED          ENDED
                                                                                                       10/31/04      10/31/03(A)
                                                                                                     ------------   ------------
Net Asset Value, Beginning of Period. ...........................................................    $      20.69   $      18.59
                                                                                                     ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ...............................................................           (0.01)(b)       0.05(b)
     Net realized and unrealized gain on investments ............................................            0.77(b)        2.05(b)
                                                                                                     ------------   ------------
       Total from investment operations .........................................................            0.76           2.10
                                                                                                     ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ..................................           (0.02)            --
                                                                                                     ------------   ------------
       Total distributions ......................................................................           (0.02)            --
                                                                                                     ------------   ------------
Net increase in net asset value .................................................................            0.74           2.10
                                                                                                     ------------   ------------
Net Asset Value, End of Period ..................................................................    $      21.43   $      20.69
                                                                                                     ============   ============
TOTAL RETURN ....................................................................................            3.65%         11.30%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................................................    $        459   $        111
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ..................................            1.24%          1.30%
     After reimbursement and/or waiver of expenses by Adviser ...................................            1.24%          1.30%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ..................................           (0.02)%         0.32%
     After reimbursement and/or waiver of expenses by Adviser ...................................           (0.02)%         0.32%
   Portfolio Turnover ...........................................................................           52.86%         38.76%

------------------------------------------------------------------
 (a) ABN AMRO/Montag & Caldwell Growth Fund - Class R commenced investment operations on December 31, 2002.
 (b) The selected per share data was calculated using the weighted average shares outstanding method for the period.
 (c)  Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 85

ABN AMRO FUNDS
--------------
TAMRO LARGE CAP VALUE FUND - CLASS N                            OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           YEAR           YEAR           YEAR         PERIOD
                                                                           ENDED          ENDED          ENDED         ENDED
                                                                         10/31/04       10/31/03       10/31/02     10/31/01(A)
                                                                       ------------   ------------   ------------  ------------
Net Asset Value, Beginning of Period. ..............................   $      10.27   $       8.47   $       9.68  $      10.00
                                                                       ------------   ------------   ------------  ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .........................................           0.07           0.09           0.06          0.02
     Net realized and unrealized gain (loss) on investments ........           1.08           1.81          (1.22)        (0.33)
                                                                       ------------   ------------   ------------  ------------
       Total from investment operations ............................           1.15           1.90          (1.16)        (0.31)
                                                                       ------------   ------------   ------------  ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .....          (0.07)         (0.10)         (0.05)        (0.01)
                                                                       ------------   ------------   ------------  ------------
       Total distributions .........................................          (0.07)         (0.10)         (0.05)        (0.01)
                                                                       ------------   ------------   ------------  ------------
Net increase (decrease) in net asset value .........................           1.08           1.80          (1.21)        (0.32)
                                                                       ------------   ------------   ------------  ------------
Net Asset Value, End of Period .....................................   $      11.35   $      10.27   $       8.47  $       9.68
                                                                       ============   ============   ============  ============
TOTAL RETURN .......................................................          11.17%         22.68%        (12.01)%       (3.11)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............................   $     17,574   $      8,887   $      9,632  $      5,195
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .....           1.76%          1.92%          1.79%         3.37%
     After reimbursement and/or waiver of expenses by Adviser ......           1.20%          1.20%          1.20%         1.20%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .....           0.00%          0.35%          0.15%        (1.96)%
     After reimbursement and/or waiver of expenses by Adviser ......           0.56%          1.07%          0.74%         0.21%
   Portfolio Turnover ..............................................          38.34%        102.51%(c)      83.14%       102.34%(b)

-------------------------------------------------------------------
 (a) ABN AMRO/TAMRO Large Cap Value Fund commenced investment operations on November 30, 2000.
 (b)  Not  Annualized.
 (c) Portfolio turnover rate excludes securities delivered from processing the redemption in kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 86

ABN AMRO FUNDS
--------------
VALUE FUND - CLASS N                                            OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR           YEAR           YEAR        TEN MONTHS        YEAR           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              10/31/04       10/31/03       10/31/02       10/31/01       12/31/00       12/31/99
                                            ------------   ------------   ------------   ------------   ------------   ------------
   Net Asset Value, Beginning of Period ... $       9.66   $       8.45   $       9.39   $      11.68   $      12.75   $      12.33
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................         0.14           0.14           0.11           0.07           0.10           0.14
     Net realized and unrealized gain (loss)
       on investments .....................         1.39           1.22          (0.79)         (2.25)         (0.24)          1.23
                                            ------------   ------------   ------------   ------------   ------------   ------------
       Total from investment operations ...         1.53           1.36          (0.68)         (2.18)         (0.14)          1.37
                                            ------------   ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ...........        (0.14)         (0.15)         (0.08)         (0.06)         (0.10)         (0.14)
     Distributions from net realized
       gain on investments ................           --             --          (0.18)         (0.05)         (0.83)         (0.81)
                                            ------------   ------------   ------------   ------------   ------------   ------------
       Total distributions ................        (0.14)         (0.15)         (0.26)         (0.11)         (0.93)         (0.95)
                                            ------------   ------------   ------------   ------------   ------------   ------------
   Net increase (decrease) in net asset value       1.39           1.21          (0.94)         (2.29)         (1.07)          0.42
                                            ------------   ------------   ------------   ------------   ------------   ------------
   Net Asset Value, End of Period ......... $      11.05   $       9.66   $       8.45   $       9.39   $      11.68   $      12.75
                                            ============   ============   ============   ============   ============   ============
   TOTAL RETURN                                    15.88%         16.32%         (7.58)%       (18.86)%(a)     (0.68)%        11.14%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ... $    229,979   $    195,853   $    111,817   $    116,221   $    131,303   $    153,551
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ................         1.16%          1.19%          1.20%          1.08%          1.06%          1.03%
     After reimbursement and/or waiver of
       expenses by Adviser ................         0.94%          0.94%          0.96%(b)       1.07%          1.06%          1.03%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ................         1.10%          1.34%          1.00%          0.68%          0.85%          1.07%
     After reimbursement and/or waiver of
       expenses by Adviser ................         1.32%          1.59%          1.24%          0.69%          0.85%          1.07%
   Portfolio Turnover .....................        38.29%         56.67%        144.90%         58.41%(a)      76.00%         94.00%

-------------------------------------------------------------
 (a)  Not Annualized.
 (b) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.08% to 0.94% on January 1, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 87

ABN AMRO FUNDS
--------------
VEREDUS SELECT GROWTH FUND - CLASS N                            OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                          YEAR           YEAR         PERIOD
                                                                                          ENDED          ENDED         ENDED
                                                                                        10/31/04        10/31/03    10/31/02(A)
                                                                                      ------------   ------------  ------------
Net Asset Value, Beginning of Period. .............................................   $       9.33   $       7.30  $      10.00
                                                                                      ------------   ------------  ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ..........................................................          (0.06)         (0.05)        (0.03)
     Net realized and unrealized gain (loss) on investments .......................           1.04           2.08         (2.67)
                                                                                      ------------   ------------  ------------
       Total from investment operations ...........................................           0.98           2.03         (2.70)
                                                                                      ------------   ------------  ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ....................             --             --            --
                                                                                      ------------   ------------  ------------
       Total distributions ........................................................             --             --            --
                                                                                      ------------   ------------  ------------
Net increase (decrease) in net asset value ........................................           0.98           2.03         (2.70)
                                                                                      ------------   ------------  ------------
Net Asset Value, End of Period ....................................................   $      10.31   $       9.33  $       7.30
                                                                                      ============   ============  ============
TOTAL RETURN ......................................................................          10.50%         27.98%       (27.10)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...........................................   $      2,684   $      2,006  $      2,164
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ....................           3.82%          4.31%         3.45%
     After reimbursement and/or waiver of expenses by Adviser .....................           1.30%          1.30%         1.30%
   Ratios of net investment loss to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ....................          (3.17)%        (3.59)%       (2.53)%
     After reimbursement and/or waiver of expenses by Adviser .....................          (0.65)%        (0.58)%       (0.38)%
   Portfolio Turnover .............................................................         308.13%        444.75%     1,314.29%(b)

------------------------------------------------------------
 (a) ABN AMRO/Veredus Select Growth Fund commenced investment operations on December 31, 2001.
 (b)  Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 88

ABN AMRO FUNDS
--------------
MID CAP FUND - CLASS N                                          OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/04       10/31/03       10/31/02       10/31/01       10/31/00
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ...............   $      20.18   $      14.24   $      15.67   $      18.50   $      13.45
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ............................          (0.08)(a)      (0.07)         (0.06)         (0.07)         (0.05)
     Net realized and unrealized
       gain (loss) on investments ...................           2.90(a)        6.01          (1.12)          0.55           5.25
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............           2.82           5.94          (1.18)          0.48           5.20
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from net realized
       gain on investments ..........................          (0.07)            --          (0.25)         (3.31)         (0.15)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ..........................          (0.07)            --          (0.25)         (3.31)         (0.15)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ..........           2.75           5.94          (1.43)         (2.83)          5.05
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ......................   $      22.93   $      20.18   $      14.24   $      15.67   $      18.50
                                                        ============   ============   ============   ============   ============
TOTAL RETURN ........................................          14.08%         41.64%         (7.88)%         3.42%         39.07%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............   $    385,325   $    191,220   $     85,727   $     40,265   $     26,389
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses
       by Adviser ...................................           1.29%(b)       1.36%          1.38%          1.42%          1.48%
     After reimbursement and/or waiver of expenses
       by Adviser ...................................           1.29%(b)       1.34%(c)       1.30%          1.30%          1.30%
   Ratios of net investment loss
     to average net assets:
     Before reimbursement and/or waiver of expenses
       by Adviser ...................................          (0.38)%        (0.57)%        (0.61)%        (0.61)%        (0.51)%
     After reimbursement and/or waiver of expenses
       by Adviser ...................................          (0.38)%        (0.55)%        (0.53)%        (0.49)%        (0.33)%
   Portfolio Turnover ...............................          26.64%         59.35%         45.17%         77.15%        108.61%

--------------------------------------------------------------------------------
 (a) The selected per share data was calculated using the weighted average shares outstanding method for the period.
 (b) The Adviser's Fee, which affects the expense ratios, changed on December 22, 2003 from a flat fee of 0.80% of average net assets to a scaled fee arrangement of 0.80% of the first $100 million, 0.75% of the next $300 million and 0.70% over $400 million of the average daily net assets.
 (c) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.30% to 1.40% on March 1, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 89

ABN AMRO FUNDS
--------------
MID CAP FUND - CLASS I                                          OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                      PERIOD
                                                                                                                       ENDED
                                                                                                                    10/31/04(A)
                                                                                                                   ------------
Net Asset Value, Beginning of Period. .........................................................................    $      23.61
                                                                                                                   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ....................................................................................              --(b)
     Net realized and unrealized loss on investments ..........................................................           (0.65)(b)
                                                                                                                   ------------
       Total from investment operations .......................................................................           (0.65)
                                                                                                                   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ................................................              --
                                                                                                                   ------------
       Total distributions ....................................................................................              --
                                                                                                                   ------------
Net decrease in net asset value ...............................................................................           (0.65)
                                                                                                                   ------------
Net Asset Value, End of Period ................................................................................    $      22.96
                                                                                                                   ============
TOTAL RETURN ..................................................................................................           (2.80)%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .......................................................................    $     26,202
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ................................................            0.98%
     After reimbursement and/or waiver of expenses by Adviser .................................................            0.98%
   Ratios of net investment loss to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ................................................           (0.04)%
     After reimbursement and/or waiver of expenses by Adviser .................................................           (0.04)%
   Portfolio Turnover .........................................................................................           26.64%

--------------------------------------------------------------------------------
 (a) ABN AMRO Mid Cap Fund - Class I commenced investment operations on July 6, 2004.
 (b) The selected per share data was calculated using the weighted average shares outstanding method for the period.
 (c) Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 90

ABN AMRO FUNDS
--------------
TAMRO SMALL CAP FUND - CLASS N                                  OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           YEAR           YEAR           YEAR          PERIOD
                                                                           ENDED          ENDED          ENDED          ENDED
                                                                         10/31/04       10/31/03       10/31/02      10/31/01(A)
                                                                       ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ..............................   $      15.75   $      10.49   $      10.75   $      10.00
                                                                       ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ..................................          (0.09)         (0.01)         (0.02)(b)       0.06
     Net realized and unrealized gain (loss) on investments ........           1.62           5.27          (0.14)(b)       0.72
                                                                       ------------   ------------   ------------   ------------
       Total from investment operations ............................           1.53           5.26          (0.16)          0.78
                                                                       ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .....             --             --          (0.02)         (0.03)
     Distributions from net realized gain on investments ...........          (2.03)            --          (0.08)            --
                                                                       ------------   ------------   ------------   ------------
       Total distributions .........................................          (2.03)            --          (0.10)         (0.03)
                                                                       ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value .........................          (0.50)          5.26          (0.26)          0.75
                                                                       ------------   ------------   ------------   ------------
Net Asset Value, End of Period .....................................   $      15.25   $      15.75   $      10.49   $      10.75
                                                                       ============   ============   ============   ============
TOTAL RETURN .......................................................          10.17%         50.14%         (1.59)%         7.74%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............................   $    112,809   $     60,932   $     40,407   $      2,000
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .....           1.42%          1.44%          1.52%          5.46%
     After reimbursement and/or waiver of expenses by Adviser ......           1.30%          1.30%          1.30%          1.30%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .....          (0.89)%        (0.21)%        (0.34)%        (3.49)%
     After reimbursement and/or waiver of expenses by Adviser ......          (0.77)%        (0.07)%        (0.12)%         0.67%
   Portfolio Turnover ..............................................         102.56%        115.42%        266.78%        175.17%(c)

----------------------------------------------
 (a) ABN AMRO/TAMRO Small Cap Fund commenced investment operations on November 30, 2000.
 (b) The selected per share data was calculated using the weighted average shares outstanding method for the period.
 (c) Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 91

ABN AMRO FUNDS
--------------
VEREDUS AGGRESSIVE GROWTH FUND - CLASS N                        OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/04       10/31/03       10/31/02       10/31/01       10/31/00
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ................   $      15.24   $      11.44   $      17.55   $      22.51   $      16.60
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ............................          (0.18)         (0.10)         (0.14)         (0.13)         (0.14)
     Net realized and unrealized gain
       (loss) on investments ........................           1.20           3.90          (5.97)         (1.72)          8.42
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............           1.02           3.80          (6.11)         (1.85)          8.28
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from net realized
       gain on investments ..........................             --             --             --          (3.11)         (2.37)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ..........................             --             --             --          (3.11)         (2.37)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ..........           1.02           3.80          (6.11)         (4.96)          5.91
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ......................   $      16.26   $      15.24   $      11.44   $      17.55   $      22.51
                                                        ============   ============   ============   ============   ============
TOTAL RETURN ........................................           6.69%         33.10%        (34.76)%       (10.08)%        53.35%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............   $    524,737   $    444,207   $    314,317   $    268,271   $    182,806
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses
       by Adviser ...................................           1.43%          1.50%          1.48%          1.44%          1.46%
     After reimbursement and/or waiver of expenses
       by Adviser ...................................           1.43%          1.46%(a)       1.40%          1.40%          1.40%
   Ratios of net investment loss
     to average net assets:
     Before reimbursement and/or waiver of expenses
       by Adviser ...................................          (1.18)%        (0.97)%        (1.15)%        (0.87)%        (0.84)%
     After reimbursement and/or waiver of expenses
       by Adviser ...................................          (1.18)%        (0.93)%        (1.07)%        (0.83)%        (0.78)%
   Portfolio Turnover ...............................         118.89%        159.64%        162.80%        177.30%        192.23%

-----------------------------------------------------------
 (a) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.40% to 1.49% on March 1, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 92

ABN AMRO FUNDS
--------------
VEREDUS AGGRESSIVE GROWTH FUND - CLASS I                        OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           YEAR           YEAR           YEAR         PERIOD
                                                                           ENDED          ENDED          ENDED         ENDED
                                                                         10/31/04       10/31/03       10/31/02     10/31/01(A)
                                                                       ------------   ------------   ------------  ------------
Net Asset Value, Beginning of Period ...............................   $      15.33   $      11.48   $      17.56  $      17.88
                                                                       ------------   ------------   ------------  ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ...........................................          (0.15)         (0.08)         (0.19)           --
     Net realized and unrealized gain (loss) on investments ........           1.22           3.93          (5.89)        (0.32)
                                                                       ------------   ------------   ------------  ------------
       Total from investment operations ............................           1.07           3.85          (6.08)        (0.32)
                                                                       ------------   ------------   ------------  ------------
   LESS DISTRIBUTIONS:
     Distributions from net realized gain on investments ...........             --             --             --            --
                                                                       ------------   ------------   ------------  ------------
       Total distributions .........................................             --             --             --            --
                                                                       ------------   ------------   ------------  ------------
Net increase (decrease) in net asset value .........................           1.07           3.85          (6.08)        (0.32)
                                                                       ------------   ------------   ------------  ------------
Net Asset Value, End of Period .....................................   $      16.40   $      15.33   $      11.48  $      17.56
                                                                       ============   ============   ============  ============
TOTAL RETURN .......................................................           6.98%         33.54%        (34.62)%       (1.79)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............................   $    114,607   $     77,660   $     52,808  $      5,497
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .....           1.15%          1.20%          1.19%         1.16%
     After reimbursement and/or waiver of expenses by Adviser ......           1.15%          1.16%(c)       1.11%         1.12%
   Ratios of net investment loss
     to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .....          (0.90)%        (0.67)%        (0.86)%       (0.59)%
     After reimbursement and/or waiver of expenses by Adviser ......          (0.90)%        (0.63)%        (0.78)%       (0.55)%
   Portfolio Turnover ..............................................         118.89%        159.64%        162.80%       177.30%(b)

-----------------------------------------------------------
 (a) ABN AMRO/Veredus Aggressive Growth Fund - Class I commenced investment operations on October 5, 2001.
 (b)  Not  Annualized.
 (c) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.15% to 1.24% on March 1, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 93

ABN AMRO FUNDS
--------------
REAL ESTATE FUND - CLASS N                                      OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             YEAR           YEAR           YEAR        TEN MONTHS        YEAR           YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                           10/31/04       10/31/03       10/31/02       10/31/01       12/31/00       12/31/99
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ... $      11.52   $       9.23   $       9.15   $       9.47   $       7.72   $       8.37
                                         ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .............         0.44           0.40           0.39           0.34           0.42(a)        0.38
     Net realized and unrealized gain
       (loss) on investments ...........         3.02           2.54           0.24          (0.39)          1.75(a)       (0.65)
                                         ------------   ------------   ------------   ------------   ------------   ------------
       Total from investment operations          3.46           2.94           0.63          (0.05)          2.17          (0.27)
                                         ------------   ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ........        (0.30)         (0.24)         (0.33)         (0.27)         (0.33)         (0.31)
     Distributions from net realized
       gain on investments .............        (0.12)         (0.41)         (0.22)            --             --             --
     Distributions from paid in capital            --             --             --             --          (0.09)         (0.07)
                                         ------------   ------------   ------------   ------------   ------------   ------------
       Total distributions .............        (0.42)         (0.65)         (0.55)         (0.27)         (0.42)         (0.38)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value       3.04           2.29           0.08          (0.32)          1.75          (0.65)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ......... $      14.56   $      11.52   $       9.23   $       9.15   $       9.47   $       7.72
                                         ============   ============   ============   ============   ============   ============
TOTAL RETURN                                    30.73%         33.71%          6.62%         (0.46)%(b)     28.77%         (3.33)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)  $     72,451   $     47,777   $     19,924   $     15,242   $     21,744   $      7,522
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         1.46%          1.56%          1.68%          1.63%          1.70%          2.42%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         1.37%          1.37%          1.37%          1.33%          1.39%          1.53%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         3.50%          4.10%          3.80%          4.01%          4.87%          3.83%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         3.59%          4.29%          4.11%          4.31%          5.19%          4.72%
   Portfolio Turnover ..................        24.28%         13.11%         36.69%         17.95%(b)      25.00%         11.00%

-------------------------------------------------
 (a) The selected per share data was calculated using the weighted average shares outstanding method for the period.
 (b) Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 94

ABN AMRO FUNDS
--------------
VEREDUS SCITECH FUND - CLASS N                                  OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR         PERIOD
                                                            ENDED          ENDED          ENDED          ENDED         ENDED
                                                          10/31/04       10/31/03       10/31/02       10/31/01     10/31/00(A)
                                                        ------------   ------------   ------------   ------------  ------------
Net Asset Value, Beginning of Period ................   $       7.18   $       4.89   $       7.57   $       8.93  $      10.00
                                                        ------------   ------------   ------------   ------------  ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ...................          (0.10)         (0.05)         (0.08)          0.02          0.06
     Net realized and unrealized gain (loss) on .....          (0.30)          2.34          (2.60)         (1.32)        (1.11)
       investments                                      ------------   ------------   ------------   ------------  ------------
       Total from investment operations .............          (0.40)          2.29          (2.68)         (1.30)        (1.05)
                                                        ------------   ------------   ------------   ------------  ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment           --             --             --          (0.06)        (0.02)
       income                                           ------------   ------------   ------------   ------------  ------------
       Total distributions ..........................             --             --             --          (0.06)        (0.02)
                                                        ------------   ------------   ------------   ------------  ------------
Net increase (decrease) in net asset value ..........          (0.40)          2.29          (2.68)         (1.36)        (1.07)
                                                        ------------   ------------   ------------   ------------  ------------
Net Asset Value, End of Period ......................   $       6.78   $       7.18   $       4.89   $       7.57  $       8.93
                                                        ============   ============   ============   ============  ============
TOTAL RETURN ........................................          (5.43)%        46.83%        (35.40)%       (14.49)%      (10.61)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............   $      7,135   $      4,314   $      2,206   $      2,566  $      2,696
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ..........................           2.38%          4.65%          3.70%          3.88%         6.17%
     After reimbursement and/or waiver of
       expenses by Adviser ..........................           1.60%          1.57%(c)       1.50%          1.50%         1.50%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ..........................          (2.21)%        (4.42)%        (3.50)%        (2.13)%        (2.54)%
     After reimbursement and/or waiver of
       expenses by Adviser ..........................          (1.43)%        (1.34)%        (1.30)%         0.25%          2.13%
   Portfolio Turnover ...............................         251.03%        492.93%        496.86%        481.21%         85.98%(b)

---------------------------------------------------------
 (a) ABN AMRO/Veredus SciTech Fund commenced investment operations on June 30, 2000.
 (b) Not Annualized.
 (c) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.50% to 1.60% on March 1, 2003.

See accompanying Notes to Financial Statements.

                                                                            | 95

ABN AMRO FUNDS
--------------
EQUITY PLUS FUND - CLASS I(A)                                   OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             YEAR           YEAR        SIX MONTHS        YEAR           YEAR           YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                           10/31/04       10/31/03       10/31/02       04/30/02       04/30/01       04/30/00
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ... $      13.63   $      12.56   $      15.74   $      19.32   $      24.87   $      22.02
                                         ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .............         0.16           0.17           0.09           0.14           0.14           0.17
     Net realized and unrealized gain
       (loss) on investments ...........         0.51           1.79          (2.26)         (3.31)         (4.44)          3.34
                                         ------------   ------------   ------------   ------------   ------------   ------------
       Total from investment operations          0.67           1.96          (2.17)         (3.17)         (4.30)          3.51
                                         ------------   ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ........        (0.16)         (0.17)         (0.07)         (0.15)         (0.14)         (0.17)
     Distributions from net realized
       gain on investments .............        (2.24)         (0.72)         (0.94)         (0.26)         (1.11)         (0.49)
                                         ------------   ------------   ------------   ------------   ------------   ------------
       Total distributions .............        (2.40)         (0.89)         (1.01)         (0.41)         (1.25)         (0.66)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value      (1.73)          1.07          (3.18)         (3.58)         (5.55)          2.85
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ......... $      11.90   $      13.63   $      12.56   $      15.74   $      19.32   $      24.87
                                         ============   ============   ============   ============   ============   ============
TOTAL RETURN                                     5.04%         16.67%        (14.33)%(b)    (16.59)%       (17.64)%        16.00%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)  $     51,925   $     82,260   $    121,147   $    177,540   $    269,939   $    322,937
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         0.62%          0.57%          0.67%          0.67%          0.61           0.59%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         0.62%          0.53%          0.54%          0.55%          0.51%          0.49%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         1.21%          1.32%          1.11%          0.68%          0.53%          0.60%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         1.21%          1.36%          1.24%          0.80%          0.63%          0.70%
   Portfolio Turnover ..................         3.75%          0.77%          0.72%(b)       9.00%         27.00%         10.00%

------------------------------------------------
 (a) Prior to June 17, 2002, the ABN AMRO Equity Plus Fund was known as the Independence One Equity Plus Fund. The information presented in the table represents financial and performance history of Independence One Equity Plus Trust Class.
 (b)  Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 96

ABN AMRO FUNDS
--------------
BALANCED FUND - CLASS N                                         OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/04       10/31/03       10/31/02       10/31/01       10/31/00
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ..............    $      11.07   $      10.10   $      10.77   $      14.23   $      13.04
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(a) ......................            0.14           0.13           0.19           0.26           0.29
     Net realized and unrealized gain
       (loss) on investments(a) ....................            0.27           0.99          (0.64)         (2.09)          1.57
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations ............            0.41           1.12          (0.45)         (1.83)          1.86
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of
       net investment income .......................           (0.16)         (0.15)         (0.20)         (0.27)         (0.30)
     Distributions from net realized
       gain on investments .........................              --             --          (0.02)         (1.36)         (0.37)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions .........................           (0.16)         (0.15)         (0.22)         (1.63)         (0.67)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value .........            0.25           0.97          (0.67)         (3.46)          1.19
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period .....................    $      11.32   $      11.07   $      10.10   $      10.77   $      14.23
                                                        ============   ============   ============   ============   ============
TOTAL RETURN .......................................            3.73%         11.23%         (4.33)%       (13.41)%        14.82%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............    $    230,244   $    320,108   $    300,830   $    342,520   $    321,226
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ......................            1.07%          1.07%          1.07%          1.07%          1.05%
     After reimbursement and/or waiver
       of expenses by Adviser ......................            1.07%          1.07%          1.07%          1.07%          1.05%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser(a) ...................            1.20%          1.30%          1.78%          2.10%          2.17%
     After reimbursement and/or waiver
       of expenses by Adviser(a) ...................            1.20%          1.30%          1.78%          2.10%          2.17%
   Portfolio Turnover ..............................           28.32%         47.90%         47.27%         35.25%         29.00%

------------------------------------------
 (a) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets was $(0.01), $0.01, (0.07)% and (0.07)%, respectively. Years prior to October 31, 2002 have not been adjusted for this change.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 97

ABN AMRO FUNDS
--------------
MONTAG & CALDWELL BALANCED FUND - CLASS N                       OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/04       10/31/03       10/31/02       10/31/01       10/31/00
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ...............   $      15.57   $      14.82   $      16.49   $      18.61   $      19.41
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(a) .......................           0.19(b)        0.21           0.29           0.36           0.37
     Net realized and unrealized
       gain (loss) on investments(a) ................           0.30(b)        0.78          (1.66)         (1.50)          0.06
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............           0.49           0.99          (1.37)         (1.14)          0.43
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income .....................          (0.25)         (0.24)         (0.30)         (0.36)         (0.35)
     Distributions from net realized
       gain on investments ..........................             --             --             --          (0.62)         (0.88)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ..........................          (0.25)         (0.24)         (0.30)         (0.98)         (1.23)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ..........           0.24           0.75          (1.67)         (2.12)         (0.80)
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ......................   $      15.81   $      15.57   $      14.82   $      16.49   $      18.61
                                                        ============   ============   ============   ============   ============
TOTAL RETURN ........................................           3.15%          6.79%         (8.42)%        (6.34)%         2.05%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............   $     93,935   $    105,669   $     82,126   $    126,690   $    162,896
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser .......................           1.13%          1.15%          1.14%          1.12%          1.13%
     After reimbursement and/or waiver
       of expenses by Adviser .......................           1.13%          1.15%          1.14%          1.12%          1.13%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser(a) ....................           1.18%          1.43%          1.74%          1.99%          1.93%
     After reimbursement and/or waiver
       of expenses by Adviser(a) ....................           1.18%          1.43%          1.74%          1.99%          1.93%
   Portfolio Turnover ...............................          35.90%         41.18%         32.87%         44.80%         54.51%

-------------------------------------------------------
 (a) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets was $(0.03), $0.03, (0.10)% and (0.10)%, respectively. Years prior to October 31, 2002 have not been adjusted for this change.
 (b) The selected per share data was calculated using the weighed average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 98

ABN AMRO FUNDS
--------------
MONTAG & CALDWELL BALANCED FUND - CLASS I                       OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/04       10/31/03       10/31/02       10/31/01       10/31/00
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ................   $      15.57   $      14.82   $      16.49   $      18.62   $      19.42
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(a) .......................           0.23(b)        0.25           0.32           0.38           0.39
     Net realized and unrealized gain
       (loss) on investments(a) .....................           0.30(b)        0.78          (1.64)         (1.49)          0.09
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............           0.53           1.03          (1.32)         (1.11)          0.48
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of
       net investment income ........................          (0.29)         (0.28)         (0.35)         (0.40)         (0.40)
     Distributions from net realized
       gain on investments ..........................             --             --             --          (0.62)         (0.88)
                                                        ------------   ------------   ------------   ------------   ------------
         Total distributions ........................          (0.29)         (0.28)         (0.35)         (1.02)         (1.28)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ..........           0.24           0.75          (1.67)         (2.13)         (0.80)
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ......................   $      15.81   $      15.57   $      14.82   $      16.49   $      18.62
                                                        ============   ============   ============   ============   ============
TOTAL RETURN                                                    3.41%          7.06%         (8.18)%        (6.13)%         2.31%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............   $     79,936   $    141,031   $    133,379   $    179,688   $    174,795
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses
       by Adviser ...................................           0.87%          0.89%          0.87%          0.87%          0.88%
     After reimbursement and/or waiver of expenses
       by Adviser ...................................           0.87%          0.89%          0.87%          0.87%          0.88%
   Ratios of net investment income to average net assets:
     Before reimbursement and/or waiver of expenses
       by Adviser(b) ................................           1.44%          1.69%          2.01%          2.25%          2.19%
     After reimbursement and/or waiver of expenses
       by Adviser(b) ................................           1.44%          1.69%          2.01%          2.25%          2.19%
   Portfolio Turnover ...............................          35.90%         41.18%         32.87%         44.80%         54.51%

--------------------------------------------
 (a) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets was $(0.02), $0.02, (0.10)% and (0.10)%, respectively. Years prior to October 31, 2002 have not been adjusted for this change.
 (b) The selected per share data was calculated using the weighed average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 99

ABN AMRO FUNDS
--------------
GLOBAL EMERGING MARKETS FUND - CLASS I                          OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                       PERIOD
                                                                                                                        ENDED
                                                                                                                     10/31/04(A)
                                                                                                                    ------------
Net Asset Value, Beginning of Period. ..........................................................................    $      10.00
                                                                                                                    ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .....................................................................................            0.10
     Net realized and unrealized gain on investments ...........................................................            1.18
                                                                                                                    ------------
       Total from investment operations ........................................................................            1.28
                                                                                                                    ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .................................................              --
                                                                                                                    ------------
       Total distributions .....................................................................................              --
                                                                                                                    ------------
Net increase in net asset value ................................................................................            1.28
                                                                                                                    ------------
Net Asset Value, End of Period .................................................................................    $      11.28
                                                                                                                    ============
TOTAL RETURN ...................................................................................................           12.80%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ........................................................................    $      5,640
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .................................................            2.80%
     After reimbursement and/or waiver of expenses by Adviser ..................................................            1.45%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .................................................           (0.44)%
     After reimbursement and/or waiver of expenses by Adviser ..................................................            0.91%
   Portfolio Turnover ..........................................................................................           37.49%(b)

------------------------------------------------------
 (a) ABN AMRO Global Emerging Markets Fund commenced investment operations on November 4, 2003.
 (b) Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 100

ABN AMRO FUNDS
--------------
BOND FUND - CLASS N                                             OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/04       10/31/03       10/31/02       10/31/01       10/31/00
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ...............   $      10.07   $      10.06   $      10.34   $       9.73   $       9.71
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(a) .......................           0.43           0.39           0.51           0.61           0.66
     Net realized and unrealized
       gain (loss) on investments(a) ................           0.13           0.07          (0.24)          0.62             --
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............           0.56           0.46           0.27           1.23           0.66
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income .....................          (0.50)         (0.45)         (0.55)         (0.62)         (0.64)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ..........................          (0.50)         (0.45)         (0.55)         (0.62)         (0.64)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ..........           0.06           0.01          (0.28)          0.61           0.02
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ......................   $      10.13   $      10.07   $      10.06   $      10.34   $       9.73
                                                        ============   ============   ============   ============   ============
TOTAL RETURN ........................................           5.66%          4.58%          2.80%         13.09%          6.98%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............   $    154,079   $    202,021   $    229,676   $    369,597   $    104,960
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses
       by Adviser ...................................           0.92%          0.92%          0.92%          0.96%          0.95%
     After reimbursement and/or waiver of expenses
       by Adviser ...................................           0.74%          0.74%          0.74%          0.74%          0.76%(b)
     Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver of expenses
       by Adviser(a) ................................           4.08%          3.69%          4.87%          5.90%          6.53%
     After reimbursement and/or waiver of expenses
       by Adviser(a) ................................           4.26%          3.87%          5.05%          6.12%          6.72%
   Portfolio Turnover ...............................          46.80%        126.94%         77.19%         61.78%         39.27%

---------------------------------------------
 (a) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets was $(0.03), $0.03, (0.23)% and (0.23)%, respectively. Years prior to October 31, 2002 have not been adjusted for this change.
 (b) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 0.80% to 0.74% on February 15, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                           | 101

ABN AMRO FUNDS
--------------
BOND FUND - CLASS I                                             OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR          PERIOD
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/04       10/31/03       10/31/02       10/31/01      10/31/00(A)
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ...............   $      10.07   $      10.06   $      10.34   $       9.73   $       9.64
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(b) .......................           0.45           0.41           0.56           0.64           0.17
     Net realized and unrealized gain (loss)
       on investments(b) ............................           0.13           0.07          (0.26)          0.62           0.09
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............           0.58           0.48           0.30           1.26           0.26
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
       investment income ............................          (0.52)         (0.47)         (0.58)         (0.65)         (0.17)
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ..........................          (0.52)         (0.47)         (0.58)         (0.65)         (0.17)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ..........           0.06           0.01          (0.28)          0.61           0.09
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ......................   $      10.13   $      10.07   $      10.06   $      10.34   $       9.73
                                                        ============   ============   ============   ============   ============
Total Return ........................................           5.93%          4.85%          3.07%         13.36%          2.70%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............   $    278,712   $    300,363   $    262,924   $     79,444   $     49,432
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser .......................           0.67%          0.67%          0.67%          0.71%          0.70%
     After reimbursement and/or waiver
       of expenses by Adviser .......................           0.49%          0.49%          0.49%          0.49%          0.51%
   Ratios of net investment income to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser(b) ....................           4.34%          3.94%          5.12%          6.15%          6.78%
     After reimbursement and/or waiver
       of expenses by Adviser(b) ....................           4.52%          4.12%          5.30%          6.37%          6.97%
   Portfolio Turnover ...............................          46.80%        126.94%         77.19%         61.78%         39.27%

-------------------------------------------------------------
 (a) ABN AMRO Bond Fund - Class I commenced investment operations on July 31, 2000.
 (b) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets was $(0.01), $0.01, (0.23)% and (0.23)%, respectively. Years prior to October 31, 2002 have not been adjusted for this change.
 (c) Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 102

ABN AMRO FUNDS
--------------
INVESTMENT GRADE BOND FUND - CLASS N                            OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                         YEAR         PERIOD
                                                                                                         ENDED         ENDED
                                                                                                       10/31/04     10/31/03(A)
                                                                                                     ------------  ------------
Net Asset Value, Beginning of Period. ............................................................   $       9.82  $      10.08
                                                                                                     ------------  ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .......................................................................           0.31(b)       0.10(b)
     Net realized and unrealized gain (loss) on investments ......................................           0.02(b)      (0.23)(b)
                                                                                                     ------------  ------------
       Total from investment operations ..........................................................           0.33         (0.13)
                                                                                                     ------------  ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ...................................          (0.38)        (0.13)
     Distributions from net realized gain on investments .........................................          (0.28)           --
                                                                                                     ------------  ------------
       Total distributions .......................................................................          (0.66)        (0.13)
                                                                                                     ------------  ------------
Net decrease in net asset value ..................................................................          (0.33)        (0.26)
                                                                                                     ------------  ------------
Net Asset Value, End of Period ...................................................................   $       9.49  $       9.82
                                                                                                     ============  ============
TOTAL RETURN .....................................................................................           3.51%        (1.24)%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..........................................................   $      1,557  $        257
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ...................................           1.13%(d)      1.18%
     After reimbursement and/or waiver of expenses by Adviser ....................................           0.89%(d)      0.89%
   Ratios of net investment income to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ...................................           2.98%         2.58%
     After reimbursement and/or waiver of expenses by Adviser ....................................           3.22%         2.87%
   Portfolio Turnover ............................................................................          53.67%       105.35%

----------------------------------------------------
 (a) ABN AMRO Investment Grade Bond Fund - Class N commenced operations on June 30, 2003.
 (b) The selected per share data was calculated using the weighted average shares outstanding method for the period.
 (c) Not Annualized.
 (d) The Adviser's fee, which affects the expense ratios, changed from 0.70% to 0.50% on March 1, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                           | 103

ABN AMRO FUNDS
--------------
INVESTMENT GRADE BOND FUND - CLASS I(A)                         OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             YEAR           YEAR        SIX MONTHS        YEAR           YEAR           YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                           10/31/04       10/31/03       10/31/02        4/30/02        4/30/01        4/30/00
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ... $       9.82   $      10.33   $       9.96   $       9.88   $       9.54   $       9.99
                                         ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .............         0.33(b)        0.34(b)        0.24           0.54           0.57           0.57
     Net realized and unrealized gain
       (loss) on investments ...........         0.02(b)       (0.10)(b)       0.41           0.08           0.34          (0.44)
                                         ------------   ------------   ------------   ------------   ------------   ------------
       Total from investment operations          0.35           0.24           0.65           0.62           0.91           0.13
                                         ------------   ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ........        (0.40)         (0.44)         (0.28)         (0.54)         (0.57)         (0.57)
     Distributions from net
       realized gain on investments ....        (0.28)         (0.31)            --             --             --             --
     Contribution (return) of capital              --             --             --             --             --          (0.01)
                                         ------------   ------------   ------------   ------------   ------------   ------------
       Total distributions .............        (0.68)         (0.75)         (0.28)         (0.54)         (0.57)         (0.58)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value      (0.33)         (0.51)          0.37           0.08           0.34          (0.45)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ......... $       9.49   $       9.82   $      10.33   $       9.96   $       9.88   $       9.54
                                         ============   ============   ============   ============   ============   ============
TOTAL RETURN                                     3.75%          2.47%          6.60%(c)       6.38%          9.76%          1.40%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)  $     40,996   $     48,773   $     54,748   $     83,142   $     90,771   $     93,202
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         0.88%(d)       0.93%          1.06%          1.05%          1.05%          1.02%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         0.64%(d)       0.64%          0.65%          0.60%          0.60%          0.57%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         3.23%          3.14%          4.11%          4.93%          5.39%          5.48%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         3.47%          3.43%          4.52%          5.38%          5.84%          5.93%
   Portfolio Turnover ..................        53.67%        105.35%         80.49%(c)      17.00%         28.00%         27.00%

---------------------------------------------------
 (a) Prior to June 17, 2002, the ABN AMRO Investment Grade Bond Fund was known as Independence One Fixed Income Fund. The information presented in the table represents financial and performance history of Independence One Fixed Income Trust Class.
 (b) The selected per share data was calculated using the weighted average shares outstanding method for the period.
 (c) Not Annualized.
 (d) The Adviser's fee, which affects the expense ratios, changed from 0.70% to 0.50% on March 1, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 104

ABN AMRO FUNDS
--------------
HIGH YIELD BOND FUND - CLASS N AND CLASS I                      OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  CLASS N                       CLASS I
                                                                       --------------------------   ----------------------------
                                                                           YEAR          PERIOD          YEAR          PERIOD
                                                                           ENDED          ENDED          ENDED          ENDED
                                                                         10/31/04      10/31/03(A)     10/31/04      10/31/03(A)
                                                                       ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ..............................   $      10.15   $      10.00   $      10.15   $      10.00
                                                                       ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .........................................           0.66           0.18           0.69           0.19
     Net realized and unrealized gain on investments ...............           0.35           0.17           0.35           0.17
                                                                       ------------   ------------   ------------   ------------
       Total from investment operations ............................           1.01           0.35           1.04           0.36
                                                                       ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .....          (0.72)         (0.20)         (0.75)         (0.21)
                                                                       ------------   ------------   ------------   ------------
       Total distributions .........................................          (0.72)         (0.20)         (0.75)         (0.21)
                                                                       ------------   ------------   ------------   ------------
Net increase in net asset value ....................................           0.29           0.15           0.29           0.15
                                                                       ------------   ------------   ------------   ------------
Net Asset Value, End of Period .....................................   $      10.44   $      10.15   $      10.44   $      10.15
                                                                       ============   ============   ============   ============
TOTAL RETURN .......................................................          10.26%          3.67%(b)      10.54%          3.76%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............................   $     10,937   $     10,425   $     10,575   $     10,282
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .....           1.26%          1.25%          1.01%          1.00%
     After reimbursement and/or waiver of expenses by Adviser ......           0.80%          0.80%          0.55%          0.55%
   Ratios of net investment income to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser .....           5.96%          4.99%          6.21%          5.24%
     After reimbursement and/or waiver of expenses by Adviser ......           6.42%          5.44%          6.67%          5.69%
   Portfolio Turnover ..............................................          62.66%         16.23%(b)      62.66%         16.23%(b)

------------------------------------------------
 (a) ABN AMRO High Yield Bond Fund - Class N and Class I commenced investment operations on June 30, 2003.
 (b)  Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                           | 105

ABN AMRO FUNDS
--------------
MUNICIPAL BOND FUND - CLASS N                                   OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/04       10/31/03       10/31/02       10/31/01       10/31/00
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period. ...............   $      10.65   $      10.56   $      10.43   $       9.92   $       9.73
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..........................           0.34           0.37           0.41           0.47           0.48
     Net realized and unrealized gain
       on investments ...............................           0.06           0.09           0.13           0.51           0.21
                                                        ------------   ------------   ------------   ------------   ------------
       Total from investment operations .............           0.40           0.46           0.54           0.98           0.69
                                                        ------------   ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income .....................          (0.34)         (0.37)         (0.41)         (0.47)         (0.50)
     Distributions from net realized
       gain on investments ..........................          (0.15)            --             --             --             --
                                                        ------------   ------------   ------------   ------------   ------------
       Total distributions ..........................          (0.49)         (0.37)         (0.41)         (0.47)         (0.50)
                                                        ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value ..........          (0.09)          0.09           0.13           0.51           0.19
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ......................   $      10.56   $      10.65   $      10.56   $      10.43   $       9.92
                                                        ============   ============   ============   ============   ============
TOTAL RETURN ........................................           3.85%          4.45%          5.32%         10.09%          7.30%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............   $     61,073   $     48,047   $     54,264   $     48,222   $     18,903
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser .......................           0.96%          0.90%          0.81%          1.06%          1.17%
     After reimbursement and/or waiver
       of expenses by Adviser .......................           0.50%          0.50%          0.50%          0.18%(a)       0.10%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser .......................           2.76%          3.10%          3.62%          3.67%          3.82%
     After reimbursement and/or waiver
       of expenses by Adviser .......................           3.22%          3.50%          3.93%          4.55%          4.89%
   Portfolio Turnover ...............................          54.77%         59.47%         53.17%         60.10%         91.58%

-----------------------------------------------
 (a) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 0.10% to 0.50% on September 24, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 106

ABN AMRO FUNDS
--------------
INVESTOR MONEY MARKET FUND - CLASS N                            OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          10/31/04       10/31/03       10/31/02       10/31/01       10/31/00
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ................   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                        ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..........................           0.01           0.01           0.01           0.04           0.06
                                                        ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income ........................          (0.01)         (0.01)         (0.01)         (0.04)         (0.06)
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ......................   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                                        ============   ============   ============   ============   ============
TOTAL RETURN ........................................           0.71%          0.78%          1.37%          4.40%          5.90%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............   $    219,891   $    236,811   $    340,537   $    484,148   $    359,483
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses
       by Adviser ...................................           0.53%          0.51%          0.52%          0.51%          0.50%
     After reimbursement and/or waiver of expenses
       by Adviser ...................................           0.53%          0.51%          0.52%          0.51%          0.50%
   Ratios of net investment income to average net assets:
     Before reimbursement and/or waiver of expenses
       by Adviser ...................................           0.71%          0.78%          1.39%          4.24%          5.72%
     After reimbursement and/or waiver of expenses
       by Adviser ...................................           0.71%          0.78%          1.39%          4.24%          5.72%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                           | 107

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: The ABN AMRO Funds (the "Trust") was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with 26 separate portfolios.

Nineteen Funds of the Trust are included in these financial statements: ABN AMRO Growth Fund (the "Growth Fund"), ABN AMRO/Montag & Caldwell Growth Fund (the "M&C Growth Fund"), ABN AMRO/TAMRO Large Cap Value Fund (the "TAMRO Large Cap Value Fund"), ABN AMRO Value Fund (the "Value Fund"), ABN AMRO/Veredus Select Growth Fund (the "Veredus Select Growth Fund"), ABN AMRO Mid Cap Fund (the "Mid Cap Fund"), ABN AMRO/TAMRO Small Cap Fund (the "TAMRO Small Cap Fund"), ABN AMRO/Veredus Aggressive Growth Fund (the "Veredus Aggressive Growth Fund"), ABN AMRO Real Estate Fund (the "Real Estate Fund"), ABN AMRO/Veredus SciTech Fund (the "Veredus SciTech Fund"), ABN AMRO Equity Plus Fund (the "Equity Plus Fund"), ABN AMRO Balanced Fund (the "Balanced Fund"), ABN AMRO/Montag & Caldwell Balanced Fund (the "M&C Balanced Fund"), ABN AMRO Global Emerging Markets Fund (the "Global Emerging Markets Fund"), ABN AMRO Bond Fund (the "Bond Fund"), ABN AMRO Investment Grade Bond (the "Investment Grade Bond Fund"), ABN AMRO High Yield Bond (the "High Yield Bond Fund"), ABN AMRO Municipal Bond Fund (the "Municipal Bond Fund") and ABN AMRO Investor Money Market Fund (the "Investor Money Market Fund") (each a "Fund" and collectively, the "Funds").

Growth Fund is authorized to issue four classes of shares (Class N Shares, Class I Shares, Class C Shares and Class R Shares). M&C Growth Fund is authorized to issue three classes of shares (Class N Shares, Class I Shares and Class R Shares). Mid Cap Fund, Veredus Aggressive Growth Fund, Balanced Fund, M&C Balanced Fund, Bond Fund, Investment Grade Bond Fund and High Yield Bond Fund are each authorized to issue two classes of shares (Class N Shares and Class I Shares). TAMRO Large Cap Value Fund, Value Fund, Veredus Select Growth Fund, TAMRO Small Cap Fund, Real Estate Fund, Veredus SciTech Fund, Municipal Bond Fund and Investor Money Market Fund are each authorized to issue one class of shares (N Shares). Equity Plus Fund and Global Emerging Markets Fund are each authorized to issue one class of Shares (I Shares). Currently Balanced Fund offers only Class N Shares. Each class of shares are substantially the same except that (i) Class C Shares are subject to a contingent deferred sales charge ("CDSC") of up to 1.00%, which is imposed upon the sale of Class C Shares within 18 months of their purchase, and (ii) certain classes of shares bear class specific expenses, which include distribution fees, shareholder servicing fees and sub-transfer agent fees.

The investment objectives of the Funds are as follows:

--------------------------------------------------------------------------------
GROWTH FUND                     Long-term total return through a combination of
                                capital appreciation and current income by
                                investing primarily in a combination of stocks
                                and bonds.
--------------------------------------------------------------------------------
M&C GROWTH FUND                 Long-term capital appreciation and, secondarily,
                                current income, by investing primarily in
                                common stocks and convertible securities.
--------------------------------------------------------------------------------
TAMRO LARGE CAP                 Long-term capital appreciation.
  VALUE FUND
--------------------------------------------------------------------------------
VALUE FUND                      Total return through long-term capital
                                appreciation and current income.
--------------------------------------------------------------------------------
VEREDUS SELECT                  Capital appreciation.
  GROWTH FUND
--------------------------------------------------------------------------------
MID CAP FUND                    Long-term total return through capital apprecia-
                                tion by investing primarily in common and pre-
                                ferred stocks and convertible securities.
--------------------------------------------------------------------------------
TAMRO SMALL CAP                 Long-term capital appreciation.
  FUND
--------------------------------------------------------------------------------
VEREDUS AGGRESSIVE              Capital appreciation.
  GROWTH FUND
--------------------------------------------------------------------------------
REAL  ESTATE  FUND              Total  return  through a  combination  of growth
                                and  income.
--------------------------------------------------------------------------------
VEREDUS SCITECH                 Long-term capital appreciation.
  FUND
--------------------------------------------------------------------------------
EQUITY PLUS FUND                Total return.
--------------------------------------------------------------------------------
BALANCED  FUND                  Growth  of  capital  with  current  income  by
                                investing  in  a combination of equity and fixed
                                income  securities.
--------------------------------------------------------------------------------
M&C BALANCED FUND               Long-term total return.
--------------------------------------------------------------------------------
GLOBAL EMERGING                 Long-term capital appreciation.
  MARKETS FUND
--------------------------------------------------------------------------------
BOND FUND                       High current income consistent with prudent risk
                                of capital.
--------------------------------------------------------------------------------
INVESTMENT GRADE                Total return.
  BOND FUND
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND            Interest income and capital appreciation.
--------------------------------------------------------------------------------
MUNICIPAL                       High level of current interest income exempt
  BOND FUND                     from federal  income  tax  consistent  with
                                preservation  of capital by investing primarily
                                in intermediate-term municipal securities.
--------------------------------------------------------------------------------
INVESTOR MONEY                  High level of current interest income as is
  MARKET FUND                   consistent with maintaining liquidity and
                                stability of principal.
--------------------------------------------------------------------------------

| 108

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles. Certain reclassifications have been made to prior year financial information to conform with current year presentations.

(1) SECURITY VALUATION: Equity securities and index options traded on a national securities exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last sale price or the NASDAQ Official Closing Price ("NOCP"), if applicable. If no last sale price or NOCP, if applicable, is reported, the mean of the last bid and asked prices is used. Fixed income securities, except short-term investments, are valued on the basis of mean prices provided by a pricing service when such prices are believed by the Adviser to reflect the current market value of such securities in accordance with guidelines adopted. If accurate market quotations are not available, securities are valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates fair value. Repurchase agreements are valued at cost, which approximates fair value. Investments in other funds are valued at the underlying fund's net asset value at the date of valuation. Foreign securities are valued at the last sales price on the primary exchange where the security is traded. Under the fair value procedures adopted by the Board of Trustees, the Funds utilize the services of an independent pricing service to determine fair value prices for foreign securities if certain significant events occur and the Adviser does not believe the last sale is an appropriate estimate of fair value. For Investor Money Market Fund, all securities are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) FORWARD CURRENCY TRANSACTIONS: Forward foreign exchange contracts are used to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(4) WHEN ISSUED/DELAYED DELIVERY SECURITIES: The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds segregate assets having an aggregate value at least equal to the amount of when issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, Balanced Fund, Bond Fund and Investment Grade Bond Fund had when issued and delayed delivery purchase commitments of $1,284,088, $6,415,282 and $577,582, respectively.

(5) MORTGAGE-BACKED SECURITIES: Balanced Fund, M&C Balanced Fund, Bond Fund, Investment Grade Bond Fund, High Yield Bond Fund and Municipal Bond Fund may invest in mortgage-backed securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie

                                                                           | 109

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

Mae are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank, are supported by the issuer's right to borrow from the U.S. Treasury. Others, such as those issued by Fannie Mae (formerly known as the Federal National Mortgage Association), are supported by the credit of the issuer. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher.

The Funds listed above may also invest in  collateralized  mortgage  obligations
(CMOs) and real estate mortgage investment conduits (REMICs). A CMO is a bond that is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A planned amortization class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

These Funds may also utilize interest only (IO) securities to increase the diversification of the portfolio and manage risk. An IO security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

(6) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex- dividend date. Interest income is accrued daily. Premiums and discounts are amortized or accreted on a straight-line method for the Investor Money Market Fund and effective yield on fixed income securities on all other Funds. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is generally determined using the identified cost method.

(7) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time (11:00 AM EST) Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(8) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the following Funds had available realized capital losses to offset future net capital gains through the fiscal year ended:


FUND                                   2008           2009           2010             2011           2012           TOTAL
----                                   ----           ----           ----             ----           ----           -----
Growth Fund .....................  $ 21,430,868  $ 16,039,126   $     282,200   $   9,280,318  $         --  $   47,032,512
M&C Growth Fund .................           --      2,179,871     269,879,575      72,782,075            --     344,841,521
TAMRO Large Cap Value Fund ......           --            --        1,010,847             --             --       1,010,847
Value Fund ......................           --            --        8,116,087       1,555,038            --       9,671,125
Veredus Select Growth Fund ......           --            --          171,950             --             --         171,950
Veredus Aggressive Growth Fund ..           --            --      130,735,641             --             --     130,735,641
Veredus SciTech Fund ............           --        545,680       1,041,291             --         390,520      1,977,491
Balanced Fund ...................           --      1,990,511             --              --             --       1,990,511
M&C Balanced Fund ...............           --      4,103,228      18,558,256       2,978,228            --      25,639,712
Global Emerging Markets Fund ....           --            --              --              --          23,497         23,497
Bond Fund .......................           --        287,399       2,478,635             --         139,950      2,905,984
Investment Grade Bond Fund ......           --            --              --              --          75,141         75,141

| 110

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

(9) MULTI-CLASS OPERATIONS: With respect to Growth Fund, M&C Growth Fund, Mid Cap Fund, Veredus Aggressive Growth Fund, M&C Balanced Fund, Bond Fund, Investment Grade Bond Fund and High Yield Bond Fund, each class offered by these Funds has equal rights as to assets. Income, fund level expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated to each class and include distribution fees, shareholder servicing fees and sub-transfer agent fees.

(10) USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(11) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

NOTE (C)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: Dividends and distributions to shareholders are recorded on the ex-dividend date. Bond Fund, Investment Grade Bond Fund and High Yield Bond Fund distribute dividends from net investment income to shareholders monthly and net realized gains from investment transactions, if any, are distributed at least annually.

Growth Fund, M&C Growth Fund, TAMRO Large Cap Value Fund, Value Fund, Veredus Select Growth Fund, Mid Cap Fund, TAMRO Small Cap Fund, Veredus Aggressive Growth, Real Estate Fund, Veredus SciTech Fund, Equity Plus Fund, Balanced Fund and M&C Balanced Fund distribute dividends from net investment income to shareholders quarterly and net realized gains from investment transactions, if any, are distributed at least annually:

Global Emerging Markets Fund distributes dividends from net investment income and net realized gains from investment transactions, if any, at least annually.

Municipal Bond Fund and Investor Money Market Fund declare dividends daily, which are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Net realized gains, if any, are distributed at least annually. Differences in dividends per share between classes of Growth Fund, M&C Growth Fund, Mid Cap Fund, Veredus Aggressive Growth Fund, M&C Balanced Fund, Bond Fund, Investment Grade Bond Fund and High Yield Bond Fund are due to different class expenses.

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Permanent differences between book and tax basis reporting for the 2004 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications have no impact on net assets.


                                     ACCUMULATED        ACCUMULATED
                                     UNDISTRIBUTED         NET                  PAID
                                    NET INVESTMENT     REALIZED GAIN/            IN
                                         INCOME           (LOSS)              CAPITAL
                                         ------            -----              -------
Growth Fund ......................   $1,984,717             $--          $  (1,984,717)
Veredus Select Growth Fund .......       15,670              --                (15,670)
Mid Cap Fund .....................    1,126,756              --             (1,126,756)
TAMRO Small Cap Fund .............      716,952        (716,952)                    --
Veredus Aggressive Growth Fund ...    6,822,478              --             (6,822,478)
Real Estate Fund .................     (668,604)        668,604                     --
Veredus SciTech Fund .............      105,383              --               (105,383)
Balanced Fund ....................      357,617        (357,617)                    --
M&C Balanced Fund ................      516,562        (516,562)                    --
Global Emerging Markets Fund .....      (15,198)         15,310                   (112)
Bond Fund ........................    1,566,142      (1,566,142)                    --
Investment Grade Bond Fund .......      318,543        (318,543)                    --
High Yield Bond Fund .............       55,951         (55,951)                    --


Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes.

                                                                           | 111

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

The tax character of distributions paid during 2004 and 2003 was as follows:


                                         DISTRIBUTIONS PAID IN 2004                  DISTRIBUTIONS PAID IN 2003
                                         --------------------------                  --------------------------
                                  TAX-EXEMPT                        LONG-TERM      TAX-EXEMPT                        LONG-TERM
                                    INCOME     ORDINARY INCOME    CAPITAL GAINS     INCOME     ORDINARY INCOME      CAPITAL GAINS
                                    ------     ---------------    -------------     ------     ---------------      -------------
M&C Growth Fund ..............     $     --      $11,590,131      $         --     $     --     $  14,063,027       $         --
TAMRO Large Cap Value Fund ...           --           66,473                --           --           107,255                 --
Value Fund ...................           --        2,785,108                --           --         2,671,906                 --
Mid Cap Fund .................           --               --           655,679           --                --                 --
TAMRO Small Cap Fund .........           --        4,876,999         4,162,512           --                --                 --
Real Estate Fund .............           --        1,354,833           504,832           --           740,295            898,102
Equity Plus Fund .............           --          830,015        12,685,972           --         1,423,331          6,389,707
Balanced Fund ................           --        3,970,998                --           --         4,352,069                 --
M&C Balanced Fund ............           --        3,905,283                --           --         3,967,528                 --
Bond Fund ....................           --       22,589,575                --           --        25,014,471                 --
Investment Grade Bond Fund ...           --        1,971,123         1,396,278           --         2,349,011          1,543,571
High Yield Bond Fund .........           --        1,521,775                --           --           294,453                 --
Municipal Bond Fund ..........    1,768,670          250,780           438,383    1,777,278                --                 --
Investor Money Market Fund ...           --        1,539,649                --           --         2,849,917                 --


As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:


                                      CAPITAL LOSS     UNDISTRIBUTED     UNDISTRIBUTED       UNDISTRIBUTED      UNREALIZED
                                      CARRYFORWARD    ORDINARY INCOME  TAX-EXEMPT INCOME    LONG-TERM GAIN     APPRECIATION
                                      -----------     ---------------  -----------------    --------------     ------------
Growth Fund ..................      $ (47,032,512)    $           --   $            --       $        --      $ 162,753,102
M&C Growth Fund ..............       (344,841,521)         2,881,221                --                --        224,734,159
TAMRO Large Cap Value Fund ...         (1,010,847)             6,606                --                --          1,463,181
Value Fund ...................         (9,671,125)           257,102                --                --         30,803,351
Veredus Select Growth Fund ...           (171,950)                --                --                --             79,169
Mid Cap Fund .................                 --                 --                --        14,113,655         41,599,530
TAMRO Small Cap Fund .........                 --          2,319,413                --         5,771,261          7,460,762
Veredus Aggressive Growth Fund       (130,735,641)                --                --                --         89,598,174
Real Estate Fund .............                 --            470,290                --         3,025,445         18,856,259
Veredus SciTech Fund .........         (1,977,491)                --                --                --            115,099
Equity Plus Fund .............                 --            107,476                --        10,816,385         12,051,270
Balanced Fund ................         (1,990,511)           475,894                --        13,120,825         25,344,614
M&C Balanced Fund ............        (25,639,712)           404,085                --                --         10,074,851
Global Emerging Markets Fund .            (23,497)            32,582                --                --            629,757
Bond Fund ....................         (2,905,984)         1,084,339                --                --          6,744,784
Investment Grade Bond Fund ...            (75,141)            90,489                --                --             87,853
High Yield Bond Fund .........                 --            217,323                --            20,783            781,313
Municipal Bond Fund ..........                 --                --              67,597          182,134          2,728,207
Investor Money Market Fund ...                 --            221,224                --               --                  --

NOTE (D) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At October 31, 2004, ABN AMRO Asset Management Holdings, Inc. owned 5,540 shares of Growth Fund, Class C, 100,000 shares of Veredus Select Growth Fund, 999,987 and 999,986 shares of High Yield Bond Fund, Class N and Class I, respectively, and 500,000 shares of Global Emerging Markets, Class I. Share Transactions of the Funds were as follows:

YEAR ENDED OCTOBER 31, 2004

                                                    PROCEEDS FROM
                                                     REINVESTMENT                    NET INCREASE/(DECREASE)
CLASS N                                 SOLD       OF DISTRIBUTIONS      REDEEMED    IN SHARES OUTSTANDING
-------                                 ----       ----------------      --------    ---------------------
Growth Fund                          16,573,928               --       (13,926,226)       2,647,702
M&C Growth Fund                      15,270,005           33,576       (14,619,894)         683,687
TAMRO Large Cap Value Fund              930,743            5,702          (253,677)         682,768
Value Fund                            1,615,352           83,166        (1,169,443)         529,075
Veredus Select Growth Fund              111,075               --           (65,762)          45,313
Mid Cap Fund                         15,442,146           30,105        (8,144,739)       7,327,512
TAMRO Small Cap Fund                  6,940,124          486,161        (3,900,092)       3,526,193
Veredus Aggressive Growth Fund       14,318,380               --       (11,189,657)       3,128,723
Real Estate Fund                      1,585,733           75,926          (833,027)         828,632
Veredus SciTech Fund                    932,510               --          (481,543)         450,967
Balanced Fund                         4,748,964          350,083       (13,677,335)      (8,578,288)
M&C Balanced Fund                     1,439,777          100,533        (2,384,460)        (844,150)
Bond Fund                             5,749,231          721,047       (11,330,619)      (4,860,341)
Investment Grade Bond Fund              172,695            5,098           (39,920)         137,873

| 112

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31, 2004

                                                  PROCEEDS FROM
                                                  REINVESTMENT                        NET INCREASE/(DECREASE)
CLASS N                              SOLD       OF DISTRIBUTIONS      REDEEMED         IN SHARES OUTSTANDING
-------                              ----       ----------------      --------         ---------------------
High Yield Bond Fund ...........      88,502               2,347           (69,650)                21,199
Municipal Bond Fund ............   3,489,828             113,370        (2,333,261)             1,269,937
Investor Money Market Fund ..... 553,871,106             254,662       (571,046,613)          (16,920,845)



                                                    PROCEEDS FROM
                                                    REINVESTMENT                  NET INCREASE/(DECREASE)
CLASS I                                SOLD       OF DISTRIBUTIONS      REDEEMED   IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------
Growth Fund ....................     5,020,496              --         (1,516,991)       3,503,505
M&C Growth Fund ................    24,864,189          431,520       (27,463,186)      (2,167,477)
Mid Cap Fund(a) ................     1,148,786              --             (7,761)       1,141,025
Veredus Aggressive Growth Fund .     3,961,935              --         (2,039,784)       1,922,151
Equity Plus Fund ...............        61,584          988,354        (2,722,808)      (1,672,870)
M&C Balanced Fund ..............     1,380,298          141,372        (5,520,766)      (3,999,096)
Global Emerging Markets Fund (b)            --               --                --               --
Bond Fund ......................     5,764,152          259,659        (8,348,543)      (2,324,732)
Investment Grade Bond Fund .....       315,875          187,868        (1,153,673)        (649,930)
High Yield Bond Fund ...........           145              465                --              610

 (a) Mid Cap Fund began issuing Class I Shares on July 6, 2004.
 (b) Global Emerging Markets Fund commenced operations on November 4, 2003. Shares sold do not reflect the initial investment of 500,000 shares.


                                                  PROCEEDS FROM
                                                  REINVESTMENT                       NET INCREASE
CLASS C                              SOLD       OF DISTRIBUTIONS      REDEEMED   IN SHARES OUTSTANDING
-------                              ----       ----------------      --------   ---------------------
Growth Fund .......................   11,228              --                --            11,228

                                                  PROCEEDS FROM
                                                  REINVESTMENT                  NET INCREASE/(DECREASE)
CLASS R                              SOLD       OF DISTRIBUTIONS      REDEEMED   IN SHARES OUTSTANDING
-------                              ----       ----------------      --------   ---------------------
Growth Fund .......................   31,064               --           (10,166)          20,898
M&C Growth Fund ...................   21,544               10            (5,501)          16,053


YEAR ENDED OCTOBER 31, 2003
                                                  PROCEEDS FROM
                                                  REINVESTMENT                        REDEMPTION  NET INCREASE/(DECREASE)
CLASS N                              SOLD       OF DISTRIBUTIONS      REDEEMED          IN KIND    IN SHARES OUTSTANDING
-------                              ----       ----------------      --------          -------    ---------------------
Growth Fund ....................  21,875,290               --       (13,128,612)             --          8,746,678
M&C Growth Fund ................  24,124,168               --       (15,018,263)             --          9,105,905
TAMRO Large Cap Value Fund .....     471,857           11,842          (354,462)       (400,737)          (271,500)
Value Fund .....................   8,060,092          100,007        (1,116,476)             --          7,043,623
Veredus Select Growth ..........      57,417               --          (139,055)             --            (81,638)
Mid Cap Fund ...................  10,462,766               --        (7,006,337)             --          3,456,429
TAMRO Small Cap Fund ...........   1,540,664               --        (1,523,548)             --             17,116
Veredus Aggressive Growth Fund .  22,546,882               --       (20,870,597)             --          1,676,285
Real Estate Fund ...............   2,272,309           88,526          (370,819)             --          1,990,016
Veredus SciTech Fund ...........     476,416               --          (326,935)             --            149,481
Balanced Fund ..................   6,989,770          424,415        (8,272,700)             --           (858,515)
M&C Balanced Fund ..............   4,233,971           96,359        (3,087,931)             --          1,242,399
Bond Fund ......................   8,228,971          755,253       (11,749,446)             --         (2,765,222)
Investment Grade Bond Fund (a) .      26,096               94               (34)             --             26,156
High Yield Bond Fund (b) .......      66,030            3,295           (42,723)             --             26,602
Municipal Bond Fund ............   2,858,408           50,827        (3,532,778)             --           (623,543)
Investor Money Market Fund ..... 952,930,175          352,027    (1,057,008,185)             --       (103,725,983)

(a) Investment Grade Bond Fund began issuing Class N Shares on June 30, 2003.
(b) High Yield Bond Fund Commenced investment operations on June 30, 2003. Shares sold do not reflect the initial investment of 1,000,000 shares.

                                                                           | 113

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                       PROCEEDS FROM
                                                       REINVESTMENT                      NET INCREASE/(DECREASE)
CLASS I                                   SOLD       OF DISTRIBUTIONS      REDEEMED       IN SHARES OUTSTANDING
-------                                   ----       ----------------      --------       ---------------------
Growth Fund ........................    6,619,058               --        (1,864,500)          4,754,558
M&C Growth Fund ....................   48,422,532          637,229       (14,744,081)         34,315,680
Veredus Aggressive Growth Fund .....    2,438,986               --        (1,975,075)            463,911
Equity Plus Fund ...................      402,164           50,595        (4,059,377)         (3,606,618)
M&C Balanced Fund ..................    1,878,207          166,601        (1,991,652)             53,156
Bond Fund ..........................   15,710,264          372,717       (12,386,953)          3,696,028
Investment Grade Bond Fund .........    1,236,169           33,616        (1,600,898)           (331,113)
High Yield Bond Fund(a) ............       12,557            3,578            (3,453)             12,682

(a) High Yield Bond Fund commenced investment operations on June 30, 2003. Shares sold do not reflect the initial investment of 1,000,000 shares.


                                                  PROCEEDS FROM
                                                  REINVESTMENT                       NET INCREASE
CLASS C                              SOLD       OF DISTRIBUTIONS      REDEEMED   IN SHARES OUTSTANDING
-------                              ----       ----------------      --------   ---------------------
Growth Fund(a) ...................     1,080              --               (150)             930


                                                  PROCEEDS FROM
                                                  REINVESTMENT                       NET INCREASE
CLASS R                              SOLD       OF DISTRIBUTIONS      REDEEMED   IN SHARES OUTSTANDING
-------                              ----       ----------------      --------   ---------------------
Growth Fund(a) ...................       --               --                --              --
M&C Growth Fund(b) ...............       --               --                --              --

(a)  Growth  Fund,  Class C and  Class R,  commenced  investment  operations  on
     December 31, 2002. Shares sold do not reflect the initial investment of 5,540 shares for Class C and 5,540 shares for Class R.
(b) M&C Growth Fund, Class R, commenced investment operations on December 31, 2002. Shares sold do not reflect the initial investment of 5,540 shares for Class R.

NOTE (E) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the period ended October 31, 2004 were as follows:

                                         AGGREGATE PURCHASES               PROCEEDS FROM SALES
                                         -------------------               -------------------

                                   U.S. GOVERNMENT        OTHER       U.S. GOVERNMENT         OTHER
                                   ---------------        -----       ---------------         -----
Growth Fund .....................  $         --      $  366,122,806   $           --      $  228,256,582
M&C Growth Fund .................            --       1,737,526,465               --       1,666,950,983
TAMRO Large Cap Value Fund ......            --          11,604,535               --           4,441,915
Value Fund ......................            --          84,872,169               --          79,753,976
Veredus Select Growth ...........            --           7,244,492               --           6,945,350
Mid Cap Fund ....................            --         248,250,083               --          74,382,592
TAMRO Small Cap Fund ............            --         122,401,490               --          81,611,493
Veredus Aggressive Growth Fund ..            --         774,081,596               --         686,646,757
Real Estate Fund ................            --          25,341,382               --          13,947,229
Veredus SciTech Fund ............            --          20,529,154               --          16,277,844
Equity Plus Fund ................            --           2,337,796               --          34,734,945
Balanced Fund ...................    19,694,204          56,227,480       42,734,678         131,754,895
M&C Balanced Fund ...............     6,759,038          72,378,725       20,930,869         124,667,038
Global Emerging Markets Fund ....            --           6,721,873               --           1,936,926
Bond Fund .......................    93,386,125         107,525,909      156,428,166         108,743,474
Investment Grade Bond Fund ......    11,684,002          12,202,661       14,223,253          17,065,956
High Yield Bond Fund ............            --          12,672,697               --          12,684,263
Municipal Bond Fund .............            --          43,743,909               --          28,376,597

| 114

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

NOTE (F) REDEMPTION FEES: In accordance with the prospectuses, certain Funds assessed a 2% redemption fee on fund share redemptions and exchanges within specified time periods, as indicated in the following table:


FUND NAME                          TIME PERIOD         AMOUNT           FUND NAME                        TIME PERIOD        AMOUNT
---------                          -----------         ------           ---------                        -----------        ------
Growth Fund(a)                     2% Within 7 Days    $  5,656         Veredus SciTech Fund             2% Within 90 Days  $ 13,820
M&C Growth Fund(a)                 2% Within 7 Days       4,326         Equity Plus Fund(a)              2% Within 7 Days         --
TAMRO Large Cap Value Fund(a)      2% Within 7 Days         104         Balanced Fund(a)                 2% Within 7 Days         49
Value Fund(a)                      2% Within 7 Days          50         M&C Balanced Fund(a)             2% Within 7 Days     43,194
Veredus Select Growth Fund(a)      2% Within 7 Days           4         Global Emerging Markets Fund(c)  2% Within 90 Days        --
Mid Cap Fund(a)                    2% Within 7 Days      27,918         Bond Fund(a)                     2% Within 7 Days      3,288
TAMRO Small Cap Fund(a)            2% Within 7 Days       2,386         Investment Grade Bond Fund(a)    2% Within 7 Days         --
Veredus Aggressive Growth Fund(b)  2% Within 7 Days       3,074         High Yield Bond Fund(a)          2% Within 90 Days     1,822
Real Estate Fund                   2% Within 90 Days     11,136         Municipal Bond Fund (a)          2% Within 90 Days    32,562

(a) For the period March 1, 2004 through October 31, 2004.
(b) For the period March 1, 2004 through October 31, 2004 for Class N Shares and September 1, 2004 through October 31, 2004 for Class I Shares.
(c) For the period November 4, 2003 through October 31, 2004.

The amounts above are for the year ended October 31, 2004, except where indicated. Redemption fees are allocated back to each class based on relative net assets and have been deducted from gross redemption proceeds on the Statement of Changes in Net Assets.

NOTE (G) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under various advisory agreements with the Funds, each Adviser provides the Funds with investment advisory services. Under terms of each Fund's investment advisory agreement, fees are accrued daily and paid monthly, based on a specified annual rate of average daily net assets. In addition, certain Funds have an expense limitation agreement with the Adviser, which cap annual total expenses for Class N and Class I shareholders at certain specified annual rates of average daily net assets, respectively. There are no contractual expense limitations for Class C and Class R shareholders. Contractual expense limitation contracts are effective through February 28, 2005. The advisory rates and contractual expense limitations for the year ended October 31, 2004 were as follows:

                                                                                                          CONTRACTUAL
                                                                                                      EXPENSE LIMITATIONS
                                        ADVISER                         ADVISORY FEES                  CLASS N    CLASS I
                                        -------                         -------------                  -------    -------
Growth Fund                     ABN AMRO Asset Management, Inc.             0.70%                        N/A         N/A
M&C Growth Fund                 Montag & Caldwell, Inc.               0.80% on first $800,000,000
                                                                      0.60% over $800,000,000            N/A         N/A
TAMRO Large Cap Value Fund      TAMRO Capital Partners LLC                  0.80%                        1.20%       N/A
Value Fund                      ABN AMRO Asset Management (USA) LLC         0.80%                        0.94%       N/A
Veredus Select Growth Fund      Veredus Asset Management LLC                0.80%                        1.30%       N/A
Mid Cap Fund (a)                ABN AMRO Asset Management, Inc.       0.80% on first $100,000,000
                                                                      0.75% next $300,000,0000
                                                                      70% over $400,000,000              1.40%       1.15%
TAMRO Small Cap Fund            TAMRO Capital Partners LLC                  0.90%                        1.30%       N/A
Veredus Aggressive Growth Fund  Veredus Asset Management LLC                1.00%                        1.49%       1.24%
Real Estate Fund                ABN AMRO Asset Management (USA) LLC         1.00%                        1.37%       N/A
Veredus SciTech Fund            Veredus Asset Management LLC                1.00%                        1.60%       N/A
Equity Plus Fund                ABN AMRO Asset Management (USA) LLC         0.40%                        N/A         N/A
Balanced Fund                   ABN AMRO Asset Management, Inc.             0.70%                        N/A         N/A
M&C Balanced Fund               Montag & Caldwell, Inc.                     0.75%                        N/A         N/A
Global Emerging Markets Fund    ABN AMRO Asset Management (USA) LLC         1.10%                        N/A         1.45%
Bond Fund                       ABN AMRO Asset Management, Inc.             0.55%                        0.74%       0.49%
Investment Grade Bond Fund(b)   ABN AMRO Asset Management, Inc.             0.50%                        0.89%       0.64%
High Yield Bond Fund            ABN AMRO Asset Management (USA) LLC         0.45%                        0.80%       0.55%
Municipal Bond Fund(c)          ABN AMRO Asset Management, Inc.             0.60%                        N/A         N/A
Investor Money Market Fund      ABN AMRO Asset Management, Inc.             0.40%                        N/A         N/A

(a) Effective December 22, 2003, the advisory fee for the Mid Cap Fund changed from a flat 0.80% of average net assets to a scaled fee arrangement of 0.80% of the first $100 million, 0.75% of the next $300 million and 0.70% over $400 million of the average daily net assets.
(b) Effective March 1, 2004, the advisory fee for Investment Grade Bond Fund decreased from 0.70% to 0.50% of the average daily net assets.
(c) The Adviser voluntarily waived management fees and all distribution fees for the Municipal Bond Fund so that the net expense ratio was 0.50%. The Adviser may revise or discontinue the voluntary waivers at any time.

                                                                           | 115

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

In addition, the Adviser entered into sub-advisory agreements with the following entities for the following Funds:

FUND                       SUB-ADVISER
----                       -----------
Value Fund                 MFS Institutional Advisors, Inc
Equity Plus Fund           thinkorswim Advisors, Inc
Mid Cap Fund               Optimum Investment Advisers, LP

Sub-advisory fees are paid monthly by the Adviser.

ABN AMRO Investment Fund Services, Inc. (the "Administrator"), provides the Funds with various administrative services. Under terms of the administration agreement, administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and custody liaison fees are accrued for at a fixed charge that varies according to the size of the Fund. The fee arrangements are as follows:

ADMINISTRATION  FEES     ANNUAL  RATE    CUSTODY LIAISON FEES        ANNUAL RATE
--------------------     ------------    --------------------        -----------
First $2 billion             0.060%        First $100 million            $10,000
$2 billion to $12.5 billion  0.050%     $100 million to $500 million      15,000
Over $12.5 billion           0.045%        Over $500 million              20,000

The Administrator has entered into a sub-administration agreement with PFPC Inc. ("PFPC") to provide certain administrative services to the Funds. Under terms of the sub-administration agreement, sub-administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets, as follows.

SUB-ADMINISTRATION FEES    ANNUAL RATE
-----------------------    -----------
First $2 billion              0.045%
$2 billion to $3 billion      0.040%
$3 billion to $8 billion      0.030%
$8 billion to $12 billion     0.025%
Over $12 billion              0.020%

Under the sub-administration agreement with PFPC, custody liaison fees are fixed at an annual rate of $10,000 per Fund.

ABN AMRO Distribution Services (USA) Inc. serves as principal underwriter and distributor of the Funds' shares. Pursuant to Rule 12b-1 distribution plans (the "Plans") adopted by the Funds, with the exception of Investor Money Market Fund, with respect to Class N shares, Class R shares and Class C shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's Class N average daily net assets, 0.50% of each participating Fund's Class R average daily net assets and 0.75% of each participating Fund's Class C average daily net assets. The Class I shares of Growth Fund, M&C Growth Fund, Mid Cap Fund, Veredus Aggressive Growth Fund, Equity Plus Fund, M&C Balanced Fund, Global Emerging Markets, Bond Fund, Investment Grade Bond Fund and High Yield Bond Fund do not have distribution plans.

The Growth Fund has also adopted a shareholder servicing plan for the Class C shares. The Distributor is paid a fee at an annual rate up to 0.25% of the average daily net assets of the Class C shares, for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investments and assisting clients in purchase, redemption and exchange transactions and changing their dividend options, account designations and addresses. In addition, the Distributor is paid a CDSC of up to 1.00% on the redemption of Class C Shares within 18 months of their purchase. For the year ended October 31, 2004, the Distributor did not receive any CDSC from redemptions.

In addition, some of the Funds, with respect to Class N shares, Class I shares, Class C shares and Class R shares, charge a sub-transfer agent fee pursuant to certain fee arrangements. For the year ended October 31, 2004, the fees charged to these Funds for Class N, Class I, Class C and Class R, which are included in the Transfer agent fees on the Statement of Operations, were as follows:

                                                 SUB-TRANSFER AGENT FEES
                                                 -----------------------
     FUND                                CLASS N   CLASS I    CLASS C   CLASS R
     ----                                -------   -------    -------   -------
     Growth Fund                        $277,990  $ 17,810    $    --   $    --
     M&C Growth Fund                     355,511    36,612         --        --
     TAMRO Large Cap Value Fund            1,487        --         --        --
     Value Fund                               --        --         --        --
     Mid Cap Fund                        145,667        --         --        --
     TAMRO Small Cap Fund                 15,513        --         --        --
     Veredus Aggressive Growth Fund      176,517     7,466         --        --
     Real Estate Fund                      4,070        --         --        --
     Veredus SciTech Fund                  2,938        --         --        --
     Balanced Fund                        22,764        --         --        --
     M&C Balanced Fund                     8,000        --         --        --
     Bond Fund                            12,700        --         --        --
     Municipal Bond Fund                  10,518        --         --        --

The Trust does not compensate its officers or interested Trustees who are affiliated with the Adviser. Effective March 1, 2004, the Trust pays each non-interested Trustee and non-affiliated interested and Advisory Trustee $5,000 per Board of Trustees' meeting attended and an annual retainer of $10,000 and reimburses each non-interested Trustee and non-affiliated interested and Advisory Trustee for out-of-pocket expenses. The Chairman of the Audit Committee receives an additional $5,000 per year. Prior to March 1, 2004, the Trust paid each non-interested Trustee and non-affiliated interested

| 116

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

and Advisory Trustee $5,000 per Board of Trustees' meeting attended and an annual retainer of $5,000 and reimbursed each non-interested Trustee and non-affiliated interested and Advisory Trustee for out-of-pocket expenses.

NOTE (H) CREDIT AGREEMENT: The Credit Agreement, amended March 17, 2004, with The Bank of Nova Scotia provides the Trust with a revolving credit facility up to $50 million. The facility is shared by each series of the Trust, including these Funds, and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.11% of the commitment amount of the facility in addition to reasonable administrative and legal expenses incurred in connection with the preparation of any amendments. The interest rate on outstanding loans is equivalent to the Federal Funds Rate or LIBOR (London InterBank Offering Rate), as applicable, plus 0.625%. Borrowings must be repaid within 60 days. At October 31, 2004, there were no borrowings outstanding against the line of credit. During the fiscal year, M&C Balanced Fund borrowed $6,400,000 for one day at an interest rate of 1.97125%. Interest expense of $639 was paid for using this line of credit.

NOTE (I) SUBSEQUENT EVENT: The Trust anticipates offering Class I shares of the TAMRO Small Cap Fund to the public on or about December 27, 2004.

                                                                           | 117

ABN AMRO FUNDS
--------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of ABN AMRO Funds


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth Fund, Montag & Caldwell Growth Fund, TAMRO Large Cap Value Fund, Value Fund, Veredus Select Growth Fund, Mid Cap Fund, TAMRO Small Cap Fund, Veredus Aggressive Growth Fund, Real Estate Fund, Veredus SciTech Fund, Equity Plus Fund, Balanced Fund, Montag & Caldwell Balanced Fund, Global Emerging Markets Fund, Bond Fund, Investment Grade Bond Fund, High Yield Bond Fund, Municipal Bond Fund, and Investor Money Market Fund (the "Funds")(nineteen of the Funds constituting the ABN AMRO Funds (the "Trust")), as of October 31, 2004 and the related statement of operations and the statement of changes in net assets and financial highlights for the periods indicated therein except as indicated below. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Growth Fund, Montag & Caldwell Growth Fund, Mid Cap Fund, Veredus Aggressive Growth Fund, Veredus SciTech Fund, Balanced Fund, Montag & Caldwell Balanced Fund, Bond Fund, Municipal Bond Fund, and Investor Money Market Fund for the periods prior to October 31, 2001 were audited by other auditors whose report dated December 18, 2000 expressed an unqualified opinion on those financial highlights. In addition, the financial highlights of the Equity Plus Fund and Investment Grade Bond Fund for each of the indicated years in the periods prior to October 31, 2002 were audited by other auditors whose report dated May 31, 2002 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of ABN AMRO Funds at October 31, 2004, the results of their operations, changes in their net assets and financial highlights for the periods indicated above, in conformity with U.S. generally accepted accounting principles.



                                                            /S/ERNST & YOUNG LLP
Chicago, Illinois
December 17, 2004

| 118

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
ADDITIONAL INFORMATION - (UNAUDITED)
--------------------------------------------------------------------------------

FORM N-Q: The Trust files complete schedules of portfolio holdings for the Funds with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the SEC's website at www.sec.gov. and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

PROXY VOTING: ABN AMRO Funds' Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 1-800-992-8151; (ii) on ABN AMRO Funds' website at www.abnamrofunds.com; and (iii) on the SEC'S website at www.sec.gov.

ABN AMRO Funds' Proxy Voting Record for the most recent twelve-month period ended June 30 is available without charge (i) on the Funds' website at www.abnamrofunds.com; and (ii) on the SEC'S website at www.sec.gov.

SHAREHOLDER VOTING RESULTS: At a Special Shareholder Meeting held on December 22, 2003, shareholders of the ABN AMRO Mid Cap Fund ("the Fund") approved a new Sub-Investment Advisory Agreement for the Fund by and between ABN AMRO Asset Management, Inc. and Optimum Investment Advisors LP:

     VOTED FOR          VOTED AGAINST           ABSTAINED:
     ---------          -------------           ----------
     6,780,997              53,104                80,214

TAX INFORMATION: In accordance with Federal tax law, the following ABN AMRO Funds hereby make the designations indicated below regarding their fiscal year ended October 31, 2004.

The following are the percentage of the income dividends qualifying for the dividends received deduction available to corporations:

FUND                                   PERCENTAGE
----                                   ----------
M&C Growth Fund                         100.00%
TAMRO Large Cap Value Fund              100.00%
Value Fund                              100.00%
Real Estate Fund                          6.21%
Equity Plus Fund                        100.00%
Balanced Fund                            43.72%
M&C Balanced Fund                        50.81%
Investment Grade Bond Fund                0.50%
High Yield Bond Fund                      0.49%

For the year ended October 31, 2004, 100.00% of the income distributions made by Municipal Bond Fund were exempt from federal income taxes.

Shareholders should not use the above information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2005.

For the fiscal year ended October 31, 2004 certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to the following maximum amounts, as taxed at a rate of 15%:


     FUND                         CLASS N         CLASS I      CLASS R
     ----                         -------         -------      -------
     M&C Growth Fund              $785,236    $10,804,677    $     218
     TAMRO Large Cap Value Fund     66,473             --           --
     Value Fund                  2,785,108             --           --
     TAMRO Small Cap Fund        4,877,053             --           --
     Real Estate Fund            1,354,833             --           --
     Equity Plus Fund                   --        830,015           --
     Balanced Fund               3,970,998             --           --
     M&C Balanced Fund           1,631,857      2,273,426           --

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who

                                                                           | 119

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
ADDITIONAL INFORMATION - (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------

started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

                             BEGINNING         ENDING
                              ACCOUNT          ACCOUNT                  EXPENSES
                               VALUE            VALUE       EXPENSE  PAID DURING
                            05/01/2004       10/31/2004     RATIO(1)   PERIOD(2)
                            ----------       ----------     --------   --------

GROWTH FUND
  ACTUAL FUND RETURN
  Class N ................     $1,000        $1,003.20        1.09%     $5.49
  Class I ................      1,000         1,005.00        0.82%      4.13
  Class C ................      1,000           999.50        1.81%      9.10
  Class R ................      1,000         1,002.30        1.31%      6.59
  HYPOTHETICAL 5% RETURN
  Class N ................     $1,000        $1,019.66        1.09%     $5.53
  Class I ................      1,000         1,021.01        0.82%      4.17
  Class C ................      1,000         1,016.04        1.81%      9.17
  Class R ................      1,000         1,018.55        1.31%      6.65


                               BEGINNING       ENDING
                                ACCOUNT        ACCOUNT                  EXPENSES
                                VALUE           VALUE      EXPENSE   PAID DURING
                              05/01/2004      10/31/2004   RATIO(1)    PERIOD(2)
                              ----------     ----------    --------    --------

MONTAG & CALDWELL GROWTH FUND
-----------------------------
  ACTUAL FUND RETURN
  Class N ................      $1,000       $976.00        1.02%     $5.07
  Class I ................       1,000        977.10        0.74%      3.68
  Class R ................       1,000        974.50        1.23%      6.10
  HYPOTHETICAL 5% RETURN
  Class N ................      $1,000     $1,020.01        1.02%     $5.18
  Class I ................       1,000      1,021.42        0.74%      3.76
  Class R ................       1,000      1,018.95        1.23%      6.24
TAMRO LARGE CAP VALUE FUND
--------------------------
  ACTUAL FUND RETURN
    Class N ..............      $1,000     $1,012.30        1.20%     $6.07
  HYPOTHETICAL 5% RETURN
    Class N ..............      $1,000     $1,019.10        1.20%     $6.09
VALUE FUND
----------
  ACTUAL FUND RETURN
    Class N ..............      $1,000     $1,050.00        0.94%     $4.84
  HYPOTHETICAL 5% RETURN
    Class N ..............      $1,000     $1,020.41        0.94%     $4.77
VEREDUS SELECT GROWTH FUND
--------------------------
  ACTUAL FUND RETURN
    Class N ..............      $1,000     $1,062.90        1.30%     $6.74
  HYPOTHETICAL 5% RETURN
    Class N ..............      $1,000     $1,018.60        1.30%     $6.60
MID CAP FUND (3)
----------------
  ACTUAL FUND RETURN
    Class N ..............      $1,000     $1,002.60        1.29%     $6.49
    Class I ..............       1,000        972.00        0.99%      4.89
HYPOTHETICAL 5% RETURN
    Class N ..............      $1,000     $1,018.65        1.29%     $6.55
    Class I ..............       1,000      1,020.17        0.99%      5.01
TAMRO SMALL CAP FUND
--------------------
  ACTUAL FUND RETURN
    Class N ..............      $1,000     $1,005.30        1.30%     $6.55
  HYPOTHETICAL 5% RETURN
    Class N ..............      $1,000     $1,018.60        1.30%     $6.60
VEREDUS AGGRESSIVE GROWTH FUND
------------------------------
  ACTUAL FUND RETURN
    Class N ..............      $1,000     $1,079.70        1.42%     $7.42
    Class I ..............       1,000      1,081.10        1.14%      5.96
  HYPOTHETICAL 5% RETURN
    Class N ..............      $1,000     $1,018.00        1.42%     $7.20
    Class I ..............       1,000      1,019.41        1.14%      5.79

REAL ESTATE FUND
----------------
  ACTUAL FUND RETURN
    Class N ..............      $1,000     $1,268.30        1.37%     $7.81
  HYPOTHETICAL 5% RETURN
    Class N ..............      $1,000     $1,018.25        1.37%     $6.95
VEREDUS SCITECH FUND
--------------------
  ACTUAL FUND RETURN
    Class N ..............      $1,000       $982.60        1.60%     $7.97
  HYPOTHETICAL 5% RETURN
    Class N ..............      $1,000     $1,017.09        1.60%     $8.11

| 120

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
ADDITIONAL INFORMATION - (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------

                               BEGINNING    ENDING
                               ACCOUNT      ACCOUNT                    EXPENSES
                                VALUE       VALUE        EXPENSE     PAID DURING
                             05/01/2004   10/31/2004     RATIO(1)      PERIOD(2)
                             ----------   ----------     --------      --------

EQUITY PLUS FUND
----------------
  ACTUAL FUND RETURN
    Class I ..............      $1,000     $1,005.70        0.64%     $3.23
  HYPOTHETICAL 5% RETURN
    Class I ..............      $1,000     $1,021.92        0.64%     $3.25
BALANCED FUND
-------------
  ACTUAL FUND RETURN
    Class N ..............      $1,000     $1,015.30        1.07%     $5.42
  HYPOTHETICAL 5% RETURN
    Class N ..............      $1,000     $1,019.76        1.07%     $5.43
M&C BALANCED FUND
-----------------
  ACTUAL FUND RETURN
    Class N ..............      $1,000       $988.90        1.13%     $5.65
    Class I ..............       1,000        989.60        0.86%      4.30
  HYPOTHETICAL 5% RETURN
    Class N ..............      $1,000     $1,019.46        1.13%     $5.74
    Class I ..............       1,000      1,020.81        0.86%      4.37
GLOBAL EMERGING MARKETS FUND
----------------------------
  ACTUAL FUND RETURN
    Class I ..............      $1,000     $1,067.20        1.45%     $7.53
  HYPOTHETICAL 5% RETURN
    Class I ..............      $1,000     $1,017.85        1.45%     $7.35
BOND FUND
---------
  ACTUAL FUND RETURN
    Class N ..............      $1,000     $1,040.40        0.74%     $3.79
    Class I ..............       1,000      1,041.70        0.49%      2.51
  HYPOTHETICAL 5% RETURN
    Class N ..............      $1,000     $1,021.42        0.74%     $3.76
    Class I ..............       1,000      1,022.67        0.49%      2.49
INVESTMENT GRADE BOND FUND
--------------------------
  ACTUAL FUND RETURN
    Class N ..............      $1,000     $1,028.10        0.89%     $4.54
    Class I ..............       1,000      1,029.30        0.64%      3.26
  HYPOTHETICAL 5% RETURN
    Class N ..............      $1,000     $1,020.66        0.89%     $4.52
    Class I ..............       1,000      1,021.92        0.64%      3.25
HIGH YIELD BOND FUND
--------------------
  ACTUAL FUND RETURN
    Class N ..............      $1,000     $1,058.20        0.80%     $4.14
    Class I ..............       1,000      1,059.50        0.55%      2.85
  HYPOTHETICAL 5% RETURN
    Class N ..............      $1,000     $1,021.11        0.80%    $ 4.06
    Class I ..............       1,000      1,022.37        0.55%      2.80
MUNICIPAL BOND FUND
-------------------
  ACTUAL FUND RETURN
    Class N ..............      $1,000     $1,037.70        0.50%     $2.56
  HYPOTHETICAL 5% RETURN
    Class N ..............      $1,000     $1,022.62        0.50%     $2.54
INVESTOR MONEY MARKET FUND
--------------------------
  ACTUAL FUND RETURN
    Class N ..............      $1,000     $1,004.30        0.54%     $2.72
  HYPOTHETICAL 5% RETURN
    Class N ..............      $1,000     $1,022.42        0.54%     $2.75

    (1) Annualized, based on a Funds' most recent fiscal half-year expenses.
    (2) Expenses are equal to a Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
    (3) Mid Cap Fund,  Class I commenced investment operations on July 6, 2004.

                                                                           | 121

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
ADDITIONAL INFORMATION - (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


                                                                                         NUMBER OF
                                   TERM OF                                             PORTFOLIOS IN
                                 OFFICE 1 AND                                           FUND COMPLEX         OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND          LENGTH OF            PRINCIPAL OCCUPATION(S)           OVERSEEN BY            DIRECTORSHIPS
  POSITION(S) WITH TRUST          TIME SERVED           DURING PAST FIVE YEARS             TRUSTEE             HELD BY TRUSTEE
  ----------------------          -----------           ----------------------             -------             ---------------
DISINTERESTED TRUSTEES
----------------------

Leonard F. Amari                  11 years        Partner at the law offices of             24          Director,  United  Community
c/o 161 North Clark Street                        Amari & Locallo, a practice with                      Bank of  Lisle;  Director,
Chicago, IL 60601                                 exclusive concentration in real                       Delaware  Place  Bank;
Age: 62                                           estate taxation and related areas,                    Trustee, John Marshall Law
Trustee                                           since 1987; Special Assistant                         School.
                                                  Attorney General since 1986.

Robert A. Kushner                  5 years        Retired. Vice President, Secretary        24          None.
c/o 161 North Clark Street                        and General Counsel at Cyclops
Chicago, IL 60601                                 Industries, Inc., 1976-1992.
Age: 68
Trustee

Gregory T. Mutz                   11 years        CEO of AMLI Residential Properties        24          Chairman of the Board of
c/o 161 North Clark Street                        Trust (NYSE: AML) (a Multifamily                      AMLI Residential Properties
Chicago, IL 60601                                 REIT), successor company to a AMLI                    Trust (NYSE:AML)
Age: 58                                           Realty Co. since 2004; Chairman
Trustee                                           of AMLI Residential Properties since
                                                  1994; Vice Chairman of UICI (NYSE: UCI)
                                                  (an insurance holding company) from
                                                  2003-2004;  President and CEO of UICI
                                                  from 1999-2003;  Chairman of Academic
                                                  Management  Services Corp. (a student
                                                  loans and finance  company) from
                                                  2000-2003.

Robert B. Scherer                  5 years        President of The Rockridge Group,         24          Director, Title Reinsurance
c/o 161 North Clark Street                        Ltd., (title insurance industry                       Company (insurance for title
Chicago, IL 60601                                 consulting services) since 1994.                      agents).
Age: 63
Trustee

Nathan Shapiro                    11 years        President of SF Investments, Inc.         24          Director, Baldwin & Lyons,
c/o 161 North Clark Street                        (broker/dealer and investment                         Inc. (property and casualty
Chicago, IL 60601                                 banking firm) since 1971; President                   insurance firm); Director,
Age: 68                                           of SLD Corp. (management consultants)                 DVI, Inc. (financial firm).
Trustee                                           since 1977.

Denis Springer                     5 years        Retired. Senior Vice President and        24          None.
c/o 161 North Clark Street                        Chief Financial Officer of Burlington
Age: 58                                           Northern Santa Fe Corp. (railroad),
Trustee                                           1995-1999.

INTERESTED TRUSTEES 2
---------------------

Stuart D. Bilton, CFA             11 years        Vice Chairman of ABN AMRO Asset           24          Director, Baldwin & Lyons,
c/o 161 North Clark Street                        Management Holdings, Inc.;                            Inc. (property and casualty
Chicago, IL 60601                                 President and Chief Executive                         insurance firm); Veredus
Age: 58                                           Officer of ABN AMRO Asset Management                  Asset Management LLC; TAMRO
Chairman, Board of Trustees                       Holdings, Inc. from 2001-2003; President              Capital Partners LLC.
                                                  of Alleghany Asset Management, Inc. from
                                                  1996-2001 (purchased by ABN AMRO in
                                                  February 2001).

| 122

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
ADDITIONAL INFORMATION - (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------

                                                                                                 NUMBER OF
                                            TERM OF                                            PORTFOLIOS IN
                                          OFFICE 1 AND                                          FUND COMPLEX     OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND                   LENGTH OF          PRINCIPAL OCCUPATION(S)           OVERSEEN BY         DIRECTORSHIPS
  POSITION(S) WITH TRUST                  TIME SERVED         DURING PAST FIVE YEARS              TRUSTEE          HELD BY TRUSTEE
  ----------------------                  -----------         ----------------------              -------          ---------------
INTERESTED TRUSTEES 2 (CONTINUED)
---------------------------------

James Wynsma 3
c/o 161 North Clark Street                Since June        Retired. Chairman of ABN                    24               None.
Chicago, IL 60601                         17, 2004 4        AMRO Asset Management (USA)
Age: 68                                                     LLC, January 2000 to April
                                                            2000;  President & CEO, May
                                                            1999 to December 1999. Vice
                                                            Chairman of LaSalle Bank
                                                            N.A. and head of its Trust
                                                            and Asset Management department,
                                                            1992-2000.

OFFICER(S) WHO ARE NOT TRUSTEES
-------------------------------

Kenneth C. Anderson                       11 years          President and Chief Executive               N/A              N/A
c/o 161 North Clark Street                                  Officer of ABN AMRO Investment
Chicago, IL 60601                                           Fund Services, Inc. (formerly
Age: 40                                                     known as Alleghany Investment
President (Chief Executive Officer)                         Services,  Inc.) since 1995;
                                                            Executive Vice President of ABN
                                                            AMRO Asset Management (USA) LLC
                                                            since 2001; Director, ABN AMRO
                                                            Trust Services Company since 2001;
                                                            Director, TAMRO Capital Partners
                                                            LLC and Veredus Asset Management
                                                            LLC since 2001; Officer of the
                                                            Trust since 1993; CPA.

Gerald F. Dillenburg                      8 years           Senior Managing Director ("SMD")            N/A              N/A
c/o 161 North Clark Street                                  of ABN AMRO Investment Fund
Chicago, IL 60601                                           Services, Inc. (formerly known
Age: 37                                                     as Alleghany Investment Services,
Senior Vice President, Secretary                            Inc.) since 1996; SMD of ABN AMRO
and Treasurer (Chief Financial                              Asset Management Holdings, Inc., ABN
Officer, Chief Operating Officer and                        AMRO Asset Management (USA) LLC and
Chief Compliance Officer)                                   ABN AMRO Asset Management, Inc.
                                                            (formerly known as Chicago Capital
                                                            Management, Inc.) since 2001; Operations
                                                            manager and compliance officer of mutual
                                                            funds managed by ABN AMRO Asset Management,
                                                            Inc. and related entities since 1996; CPA.

William Long                              3 years           Vice President of Montag & Caldwell, Inc.,  N/A              N/A
c/o 161 North Clark Street                                  since 2000; former Vice President and
Chicago, IL 60601                                           Director of Sales for First Capital Group,
Age: 43                                                     First Union National Bank, 1996-2000.
Vice President

------------------------------------------
1 Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees,
   (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.
2 "Interested person" of the Trust as defined in the 1940 Act. Messrs. Bilton and Wynsma are considered "interested persons" because of affiliations with ABN AMRO Asset Management (USA) LLC and related entities, which act as the Funds' investment advisers.
3 This person is a former Trustee of ABN AMRO Funds, a Massachusetts business trust, which was reorganized into the Alleghany Funds, a Delaware statutory trust in September 2001. Pursuant to this reorganization, the Alleghany Funds changed its name to "ABN AMRO Funds."
4 Prior to December 19, 2002, Mr. Wynsma was classified as an interested Trustee of the Trust for approximately a year. From December 19, 2002 through June 17, 2004, Mr. Wynsma served as an advisory trustee.


                                                                           | 123

ABN AMRO Funds

  ADVISERS

  ABN AMRO Asset Management (USA) LLC
  161 North Clark Street
  Chicago, IL 60601

  ABN AMRO Asset Management, Inc.
  161 North Clark Street
  Chicago, IL 60601

  Montag & Caldwell, Inc.
  3455 Peachtree Road, NE, Suite 1200
  Atlanta, GA 30326

  TAMRO Capital Partners LLC
  1660 Duke St.
  Alexandria, VA 22314

  Veredus Asset Management LLC
  One Paragon Centre
  6060 Dutchmans Lane, Suite 320
  Louisville, KY 40205


  SHAREHOLDER SERVICES

  ABN AMRO Funds
  P.O. Box 9765
  Providence, RI 02940


  DISTRIBUTOR

  ABN AMRO Distribution Services (USA) Inc.
  760 Moore Road
  King of Prussia, PA 19406


  OFFICERS
  Kenneth C. Anderson, President and Chief
     Executive Officer
  Gerald F. Dillenburg, Senior Vice President,
     Secretary and Treasurer, Chief Financial
     Officer, Chief Operating Officer and
     Chief Compliance Officer
  William Long, Vice President
  Juli A. Braun, Vice President
  Michael A. Cozzi, Assistant Treasurer
  Laura M. Hlade, Assistant Treasurer
  Marc J. Peirce, Assistant Secretary


  CUSTODIAN

  PFPC Trust Company
  8800 Tinicum Boulevard
  Philadelphia, PA 19153


  LEGAL COUNSEL

  Vedder, Price, Kaufman & Kammholz, P.C.
  222 N. LaSalle Street
  Chicago, IL 60601


  INDEPENDENT REGISISTERED
  PUBLIC ACCOUNTING FIRM

  Ernst & Young LLP
  Sears Tower
  233 S. Wacker Drive
  Chicago, IL 60606


THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 1-800-992-8151.

| 124

Guide to Shareholder Benefits

We're delighted to offer all ABN AMRO Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call an Investor Services Associate Monday through Friday, 9 a.m.
- 7 p.m. ET.

THE EASY WAY TO ADD TO YOUR ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN
For N class shareholders, systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule and invest it in your ABNAMRO Funds account. Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels. This plan does not assure a profit and does not protect against loss in declining markets.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT
By automatically reinvesting dividends into your Fund account, profits have the opportunity to mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

FREE CHECK WRITING SERVICES AVAILABLE
If you are an investor in ABN AMRO Investor Money Market Fund, you can take advantage of free check writing privileges. Checks must be written for $100 or more.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR WEB SITE
You can access account balances, obtain fund information and make transactions online 24 hours a day, 7 days a week.



     www.abnamrofunds.com



Investor Services Associates are available to assist you Monday - Friday 9 a.m. to 7 p.m., ET. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.



Our Shareholder Services Line
Is at Your Service 24 Hours a Day

--------------
  800 992-8151

ABAN 04 1

                                                                OCTOBER 31, 2004

[GRAPHIC OMITTED]
ABN AMRO ASSET MANAGEMENT

Annual Report 2004

ABN AMRO Asset Management o Montag & Caldwell
TAMRO Capital Partners  o  Veredus Asset

ABN AMRO Funds

                                                              CLASS I & S SHARES
                                                              Money Market

ABN AMRO Funds

Dear Fellow Shareholder,


Despite the continued conflict in Iraq, skyrocketing oil prices, lackluster job creation and a contentious presidential election, the U.S. economy proved strong enough to overcome these obstacles and reward patient investors for the second consecutive year. The strong performance of stocks last year injected some much needed optimism into investors and, for the most part, the market lived up to these heightened expectations.

In late 2003 and early 2004, momentum from the previous period's rally drove stocks to new heights as corporations posted strong earnings and economic indicators continued to improve. The rally was interrupted, however, when high oil prices gave rise to fears of inflation and the Federal Reserve Board (the "Fed") began to methodically raise interest rates.

Rising oil prices and uncertainty surrounding the presidential election continued to weigh heavily on the markets throughout the summer, eroding much of the gains from earlier in the period. October, the final month of the period, finally saw this trend reverse, and stocks resumed their upward momentum, ending the twelve-month period with positive returns.

Bonds, too, continued to exhibit strong performance, despite the Fed's three interest rate hikes over the period. Investors continued to seek out the relative safety of the fixed income sector as a shelter from the volatility of the stock market and uncertainty about the strength of the U.S. economic recovery.

Against  this  volatile  backdrop,  the  rigorous  discipline  of our  portfolio managers has been especially important. Our managers all follow strict investment processes, and do not allow short-term swings in the market to affect their investment choices. This style consistency allows investors in ABN AMRO Funds to establish asset allocations they can rely on for the long-term, with confidence that our managers will remain true to their style, whether that style is currently in favor or not.

As we move into 2005, significant risks remain for the markets. As I write this, oil prices remain high, conflict continues in Iraq and the U.S. dollar remains weak. But I also believe that significant opportunities exist as well, and I'm confident that our managers' discipline, experience and long-term perspective will continue to prove valuable to our shareholders.

As always, thank you for investing with ABN AMRO Funds.

Sincerely,


/S/ KENNETH C. ANDERSON
Kenneth C. Anderson
President and Chief Executive Officer
ABN AMRO Funds





ABN AMRO FUNDS ARE DISTRIBUTED BY ABN AMRO DISTRIBUTION SERVICES (USA) INC., 760 MOORE ROAD, KING OF PRUSSIA, PA 19406.

            SHAREHOLDER SERVICES 800 992-8151 O WWW.ABNAMROFUNDS.COM

ABN AMRO Funds

TABLE OF CONTENTS

Portfolio Manager Commentaries.................... 2
Schedules of Investments.......................... 6
Statement of Assets and Liabilities...............13
Statement of Operations...........................14
Statement of Changes in Net Assets................15
Financial Highlights..............................17
Notes to Financial Statements.....................21
Report of Independent Registered
     Public Accounting Firm.......................24
Additional Information............................25


MONEY MARKET FUNDS

  Government Money Market Fund
  Money Market Fund
  Tax-Exempt Money Market Fund
  Treasury Money Market Fund



        Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or
                           redemption of Fund shares.

              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

         ABN AMRO is a registered service mark of ABN ARMO Holding N.V.
                              All rights Reserved.

ABN AMRO FUNDS
--------------
GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                                Karen Van Cleave

Q. How did the Fund perform during the twelve-month period that ended October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, Government Money Market Fund, Class I and Class S returned 0.91% and 0.58%, respectively. By comparison, the Fund's Class I benchmark, the iMoneyNet Government & Agency Institutional Average returned 0.84%. The Fund's Class S benchmark, the iMoneyNet Government & Agency Retail Average Index, returned 0.51%. The Fund's peer group, as measured by the Lipper U.S. Government Money Market Funds Index, returned 0.54%.

Q.  What was the investment environment like during the twelve-month period?

A. The past twelve months saw the Fed's accommodative stance start to end, as they slowly and methodically began to bring rates back up to more normal levels from their 40-year lows. The Fed raised rates three times over the past twelve months, in June, September and October, bringing the federal funds target rate from its low of 1.00% to 1.75%, still modest by historic standards. Each time, the Fed clearly outlined their plans and telegraphed their next move, enabling the market to digest these moves with little impact.

Q.  What was your strategy?

A. Toward the beginning of the period, we began to shorten our portfolio to ensure we were able to take immediate advantage of any rise in rates. While we may have given up a little incremental return in the months leading up to the first rate hike, our ability to capitalize quickly on the higher rates generally compensated. We've recently extended our maturities out somewhat, based on our belief that the economy will grow more slowly than the consensus currently anticipates. In our view, rates will continue to rise in a slow and measured fashion until they reach a level that the Fed considers neutral. Over the course of the past twelve months, the Fund's maturities ranged from 22 to 51 days.

Q.  What is your outlook?

A. At this point, we continue to believe that the Fed will raise rates through mid-2005, although possibly more slowly than consensus would currently indicate. Although the risk exists that rates could move faster than we expect, recent behavior by the Fed would indicate that the Fed would give clear signals if it felt the need to act more aggressively. Given this expectation, we intend to slightly lengthen our portfolio to lock in yield. Of course, we will be carefully monitoring the economic environment and adjusting our expectations accordingly.

[BEGIN SIDEBAR]

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

         7-DAY AVERAGE YIELD
         -------------------
Class I Shares              1.54%
Class S Shares              1.22%

THE 7-DAY YIELD MORE CLOSELY REFLECTS THE FUND'S CURRENT EARNINGS THAN THE TOTAL RETURN QUOTATION.

             AVERAGE ANNUAL
             --------------
              TOTAL RETURNS
              -------------

Government Money Market
FUND -- CLASS I SHARES
----------------------
One Year                    0.91%
Five Year                   2.80%
Ten Year                    4.00%

iMoneyNet Government & Agency
INSTITUTIONAL AVERAGE
---------------------
One Year                    0.84%
Five Year                   2.73%
Ten Year                     N/A

Lipper U.S. Government Money
MARKET FUNDS INDEX
------------------
One Year                    0.54%
Five Year                   2.49%
Ten Year                    3.72%

Government Money Market
FUND -- CLASS S SHARES
----------------------
One Year                    0.58%
Five Year                   2.47%
Ten Year                    3.69%

iMoneyNet Government & Agency
RETAIL AVERAGE
--------------
One Year                    0.51%
Five Year                   2.44%
Ten Year                    3.66%

Lipper U.S. Government Money
MARKET FUNDS INDEX
------------------
One Year                    0.54%
Five Year                   2.49%
Ten Year                    3.72%



THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2005. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.
[END SIDEBAR]

| 2

ABN AMRO Funds
--------------
MONEY MARKET FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                                Karen Van Cleave

Q. How did the Fund perform during the twelve-month period that ended October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, Money Market Fund, Class I and Class S returned 0.87% and 0.50%, respectively. By comparison, the Fund's Class I benchmark, the iMoneyNet First Tier Institutional Average returned 0.88%. The Fund's Class S benchmark, the iMoneyNet First Tier Retail Average Index, returned 0.52%. The Fund's peer group, as measured by the Lipper Money Market Funds Index, returned 0.62%.

Q.  What was the investment environment like during the twelve-month period?

A. The past twelve months saw the Fed's accommodative stance start to end, as they slowly and methodically began to bring rates back up to more normal levels from their 40-year lows. The Fed raised rates three times over the past twelve months, in June, September and October, bringing the federal funds target rate from its low of 1.00% to 1.75%, still modest by historic standards. Each time, the Fed clearly outlined their plans and telegraphed their next move, enabling the market to digest these moves with little impact.

Q.  What was your strategy?

A. Toward the beginning of the period, we began to shorten our portfolio to ensure we were able to take immediate advantage of any rise in rates. While we may have given up a little incremental return in the months leading up to the first rate hike, our ability to capitalize quickly on the higher rates more than compensated. We've recently extended our maturities out somewhat, based on our belief that the economy will grow more slowly than the consensus currently anticipates. In our view, rates will continue to rise in a slow and measured fashion until they reach a level that the Fed considers neutral. Over the course of the past twelve months, the Fund's maturities ranged from 23 to 49 days.

Q.  What is your outlook?

A. At this point, we continue to believe that the Fed will raise rates through mid-2005, although possibly more slowly than consensus would currently indicate. Although the risk exists that rates could move faster than we expect, recent behavior by the Fed would indicate that the Fed would give clear signals if it felt the need to act more aggressively. Given this expectation, we intend to slightly lengthen our portfolio to lock in yield. Of course, we will be carefully monitoring the economic environment and adjusting our expectations accordingly.

[BEGIN SIDEBAR]

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                               7-DAY AVERAGE YIELD
                               -------------------
Class I Shares              1.50%
Class S Shares              1.14%

THE 7-DAY YIELD MORE CLOSELY REFLECTS THE FUND'S CURRENT EARNINGS THAN THE TOTAL RETURN QUOTATION.

                                 AVERAGE ANNUAL
                                 --------------
                                 TOTAL RETURNS
                                 -------------

Money Market Fund --
CLASS I SHARES
--------------
One Year                    0.87%
Five Year                   2.80%
Ten Year                    4.04%

iMoneyNet First Tier
INSTITUTIONAL AVERAGE
---------------------
One Year                    0.88%
Five Year                   2.81%
Ten Year                    4.07%

Lipper Money
MARKET FUNDS INDEX
------------------
One Year                    0.62%
Five Year                   2.60%
Ten Year                    3.84%

Money Market Fund --
CLASS S SHARES
--------------
One Year                    0.50%
Five Year                   2.44%
Ten Year                    3.70%

iMoneyNet First Tier
RETAIL AVERAGE
--------------
One Year                    0.52%
Five Year                   2.45%
Ten Year                    3.71%

Lipper Money
MARKET FUNDS INDEX
------------------
One Year                    0.62%
Five Year                   2.60%
Ten Year                    3.84%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2005. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.
[END SIDEBAR]
                                                                             | 3

ABN AMRO FUNDS
--------------
TAX-EXEMPT MONEY MARKET FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                                 Steven L. Haldi

Q. How did the Fund perform during the twelve-month period that ended October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, Tax-Exempt Money Market Fund, Class I and Class S, returned 0.74% and 0.49%, respectively. By comparison, the Fund's Class I benchmark, the iMoneyNet National Institutional Average returned 0.74%. The Fund's Class S benchmark, the iMoneyNet National Retail Average Index, returned 0.50%.The Fund's peer group, as measured by the Lipper Tax-Exempt Money Market Funds Index, returned 0.59%.

Q.  What was the investment environment like during the twelve-month period?

A. The past twelve months saw the Fed's accommodative stance start to end, as they slowly and methodically began to bring rates back up to more normal levels from their 40-year lows. The Fed raised rates three times over the past twelve months, in June, September and October, bringing the federal funds target rate from its low of 1.00% to 1.75%, still modest by historic standards. Each time, the Fed clearly outlined their plans and telegraphed their next move, enabling the market to digest these moves with little impact.

Q.  What was your strategy?

A. Toward the beginning of the period, we began to shorten our portfolio to ensure we were able to take immediate advantage of any rise in rates. While we may have given up a little incremental return in the months leading up to the first rate hike, our ability to capitalize quickly on the higher rates more than compensated. We've recently extended our maturities out somewhat, based on our belief that the economy will grow more slowly than the consensus currently anticipates. In our view, rates will continue to rise in a slow and measured fashion until they reach a level that the Fed considers neutral. Over the course of the past twelve months, the Fund's maturities ranged from 25 to 32 days.

Q.  What is your outlook?

A. At this point, we continue to believe that the Fed will raise rates through mid-2005, although possibly more slowly than consensus would currently indicate. Although the risk exists that rates could move faster than we expect, recent behavior by the Fed would indicate that the Fed would give clear signals if it felt the need to act more aggressively. Given this expectation, we intend to slightly lengthen our portfolio to lock in yield. Of course, we will be carefully monitoring the economic environment and adjusting our expectations accordingly.

[BEGIN SIDEBAR]

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                              7-DAY AVERAGE YIELD
                              -------------------
Class I Shares              1.35%
Class S Shares              1.10%

THE 7-DAY YIELD MORE CLOSELY REFLECTS THE FUND'S CURRENT EARNINGS THAN THE TOTAL RETURN QUOTATION.

                                 AVERAGE ANNUAL
                                 --------------
                                 TOTAL RETURNS
                                 -------------

Tax-Exempt Money Market
FUND -- CLASS I SHARES
----------------------
One Year                    0.74%
Five Year                   1.83%
Ten Year                    2.53%

iMoneyNet National
INSTITUTIONAL AVERAGE
---------------------
One Year                    0.74%
Five Year                   1.85%
Ten Year                    2.56%

Lipper Tax-Exempt Money
MARKET FUNDS INDEX
------------------
One Year                    0.59%
Five Year                   1.71%
Ten Year                    2.42%

Tax-Exempt Money Market
FUND -- CLASS S SHARES
----------------------
One Year                    0.49%
Five Year                   1.58%
Ten Year                    2.28%

iMoneyNet National
RETAIL AVERAGE
--------------
One Year                    0.50%
Five Year                   1.62%
Ten Year                    2.31%

Lipper Tax-Exempt Money
MARKET FUNDS INDEX
------------------
One Year                    0.59%
Five Year                   1.71%
Ten Year                    2.42%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2005. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.
[END SIDEBAR]

| 4

ABN AMRO FUNDS
--------------
TREASURY MONEY MARKET FUND
PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                                Karen Van Cleave

Q. How did the Fund perform during the twelve-month period that ended October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, Treasury Money Market Fund, Class I and Class S, returned 0.75% and 0.50%, respectively. By comparison, the Fund's Class I benchmark, the iMoneyNet Treasury & Repo Institutional Average returned 0.73%. The Fund's Class S benchmark, the iMoneyNet Treasury & Repo Retail Average Index, returned 0.45%. The Fund's peer group, as measured by the Lipper U.S. Treasury Money Market Funds Index, returned 0.51%.

Q.  What was the investment environment like during the twelve-month period?

A. The past twelve months saw the Fed's accommodative stance start to end, as they slowly and methodically began to bring rates back up to more normal levels from their 40-year lows. The Fed raised rates three times over the past twelve months, in June, September and October, bringing the federal funds target rate from its low of 1.00% to 1.75%, still modest by historic standards. Each time, the Fed clearly outlined their plans and telegraphed their next move, enabling the market to digest these moves with little impact.

Q.  What was your strategy?

A. Toward the beginning of the period, we began to shorten our portfolio to ensure we were able to take immediate advantage of any rise in rates. While we may have given up a little incremental return in the months leading up to the first rate hike, our ability to capitalize quickly on the higher rates more than compensated. We've recently extended our maturities out somewhat, based on our belief that the economy will grow more slowly than the consensus currently anticipates. In our view, rates will continue to rise in a slow and measured fashion until they reach a level that the Fed considers neutral. Over the course of the past twelve months, the Fund's maturities ranged from 21 to 52 days.

Q.  What is your outlook?

A. At this point, we continue to believe that the Fed will raise rates through mid-2005, although possibly more slowly than consensus would currently indicate. Although the risk exists that rates could move faster than we expect, recent behavior by the Fed would indicate that the Fed would give clear signals if it felt the need to act more aggressively. Given this expectation, we intend to slightly lengthen our portfolio to lock in yield. Of course, we will be carefully monitoring the economic environment and adjusting our expectations accordingly.

[BEGIN SIDEBAR]

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                              7-DAY AVERAGE YIELD
                              -------------------
Class I Shares              1.38%
Class S Shares              1.14%

THE 7-DAY YIELD MORE CLOSELY REFLECTS THE FUND'S CURRENT EARNINGS THAN THE TOTAL RETURN QUOTATION.

                                 AVERAGE ANNUAL
                                 --------------
                                 TOTAL RETURNS
                                 -------------

Treasury Money Market Fund --
CLASS I SHARES
--------------
One Year                    0.75%
Five Year                   2.61%
Ten Year                    3.75%

iMoneyNet Treasury & Repo
INSTITUTIONAL AVERAGE
---------------------
One Year                    0.73%
Five Year                   2.59%
Ten Year                     N/A

Lipper U.S. Treasury
MONEY MARKET FUNDS INDEX
------------------------
One Year                    0.51%
Five Year                   2.37%
Ten Year                    3.59%

Treasury Money Market Fundb --
CLASS S SHARES
--------------
One Year                    0.50%
Five Year                   2.36%
Ten Year                    3.49%

iMoneyNet Treasury & Repo
RETAIL AVERAGE
--------------
One Year                    0.45%
Five Year                   2.33%
Ten Year                    3.58%

Lipper U.S. Treasury
MONEY MARKET FUNDS INDEX
------------------------
One Year                    0.51%
Five Year                   2.37%
Ten Year                    3.59%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2005. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.
[END SIDEBAR]

                                                                             | 5

ABN AMRO FUNDS
--------------
GOVERNMENT MONEY MARKET FUND                                    OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
             EDGAR REPRESNTATION OF DATA POINTS IN PRINTED GRAPHIC

U.S. GOVERNMENT AGENCY OBLIGATIONS........ 89%
REPURCHASE AGREEMENT...................... 11%

% OF TOTAL NET ASSETS

                                                                       MARKET
 PAR VALUE                                                             VALUE
----------                                                            -------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 89.12%
               FEDERAL FARM CREDIT BANK (A) - 2.03%
$  10,000,000  1.710%, 11/08/04 .............................   $    9,996,675
                                                                --------------
               FEDERAL HOME LOAN BANK (A) - 27.81%
   35,000,000  1.830%, 11/01/04 .............................       35,000,000
    8,585,000  1.670%, 11/05/04 .............................        8,583,407
   15,000,000  1.740%, 11/05/04 .............................       14,997,100
   20,000,000  1.740%, 11/10/04 .............................       19,991,300
   25,000,000  1.770%, 11/12/04 .............................       24,986,479
   10,000,000  1.900%, 02/25/05 .............................        9,938,778
    7,450,000  1.940%, 03/11/05 .............................        7,397,809
    3,200,000  1.970%, 04/22/05 .............................        3,169,881
    7,000,000  2.120%, 04/22/05 .............................        6,929,098
    6,000,000  2.000%, 05/17/05 .............................        5,934,333
                                                                --------------
                                                                   136,928,185
                                                                --------------
               FEDERAL HOME LOAN MORTGAGE - 32.97%
   12,000,000  1.680%, 11/02/04 (a) .........................       11,999,440
   25,000,000  1.745%, 11/09/04 (a) .........................       24,990,306
    6,236,000  1.620%, 11/15/04 (a) .........................        6,232,071
    8,000,000  3.250%, 11/15/04 .............................        8,006,525
    8,000,000  1.140%, 11/17/04 (a) .........................        7,995,947
   10,000,000  1.770%, 11/23/04 (a) .........................        9,989,183
   10,000,000  1.670%, 12/01/04 (a) .........................        9,986,083
   10,000,000  1.685%, 12/20/04 (a) .........................        9,977,065
   15,000,000  1.900%, 12/21/04 (a) .........................       14,960,417
    6,089,000  1.959%, 01/04/05 (a) .........................        6,067,794
    4,400,000  1.980%, 01/11/05 (a) .........................        4,382,818
    5,000,000  1.990%, 02/15/05 (a) .........................        4,970,703
    5,170,000  1.920%, 02/22/05 (a) .........................        5,138,842
    7,000,000  1.976%, 02/22/05 (a) .........................        6,956,583
    6,000,000  2.000%, 03/01/05 (a) .........................        5,960,000
   10,000,000  1.980%, 03/15/05 (a) .........................        9,926,300
    5,000,000  2.140%, 05/09/05 (a) .........................        4,943,825
    5,000,000  2.120%, 05/16/05 (a) .........................        4,942,289
    5,000,000  2.220%, 06/20/05 (a) .........................        4,928,775
                                                                --------------
                                                                   162,354,966
                                                                --------------

                                                                       MARKET
 PAR VALUE                                                             VALUE
----------                                                            -------

               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION (A) - 26.31%
$  15,000,000  1.770%, 11/01/04 .............................   $   15,000,000
   10,000,000  1.780%, 11/08/04 .............................        9,996,539
   15,000,000  1.750%, 11/10/04 .............................       14,993,438
   10,000,000  1.600%, 11/22/04 .............................        9,990,667
   20,000,000  1.830%, 11/24/04 .............................       19,976,617
    5,000,000  1.975%, 01/05/05 .............................        4,982,170
    6,000,000  1.975%, 01/24/05 .............................        5,972,350
   10,000,000  1.860%, 02/23/05 .............................        9,941,100
    7,000,000  1.895%, 02/23/05 .............................        6,957,994
    5,000,000  1.910%, 03/21/05 .............................        4,962,861
    7,000,000  1.924%, 03/28/05 .............................        6,945,006
   10,000,000  2.000%, 04/04/05 .............................        9,914,444
   10,000,000  2.035%, 04/25/05 .............................        9,901,076
                                                                --------------
                                                                   129,534,262
                                                                --------------
               TOTAL U.S. GOVERNMENT
                 AGENCY OBLIGATIONS
                 (Cost $438,814,088) ........................      438,814,088
                                                                --------------

REPURCHASE AGREEMENT - 10.93%
   53,800,000    Deutsche  Bank,  1.850%,
                   dated  10/29/04,   matures  11/01/04,
                   repurchase   price   $53,808,294,
                   (collateralized   by   U.S. Government
                   Agency instruments,
                   with interest rates from 3.900%
                   to  6.000%  and   maturities   in
                   2034,   total  market  value
                   $54,876,001) .............................       53,800,000
                                                                --------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $53,800,000) .........................       53,800,000
                                                                --------------
  SHARES
----------

INVESTMENT COMPANIES - 0.07%
      255,570  AIM STIT Government & Agency
                 Portfolio ..................................          255,570
      111,061  BlackRock Provident Institutional
                 FedFund Portfolio ..........................          111,061
                                                                --------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $366,631) ............................          366,631
                                                                --------------
TOTAL INVESTMENTS - 100.12%
   (Cost $492,980,719)* .....................................      492,980,719
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - (0.12)% ..................         (595,047)
                                                                --------------
NET ASSETS - 100.00% ........................................   $  492,385,672
                                                                ==============

-------------------------
   * At October 31, 2004, cost is identical for book and Federal income tax purposes.

(a)  Annualized yield at the time of purchase.

STIT Short-Term Investments Trust PLC

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 6

ABN AMRO FUNDS
--------------
MONEY MARKET FUND                                               OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
             EDGAR REPRESNTATION OF DATA POINTS IN PRINTED GRAPHIC

ASSET-BACKED ........................ 40%
CERTIFICATES OF DEPOSIT ............. 25%
BANKS ............................... 17%
US GOVERNMENT AGENCY OBLIGATIONS ....  9%
RETAIL ..............................  4%
INSURANCE ...........................  3%
BANK NOTE ...........................  1%
FINANCIAL SERVICES ..................  1%

% OF TOTAL NET ASSETS


                                                                       MARKET
 PAR VALUE                                                             VALUE
----------                                                            -------
COMMERCIAL PAPER (A) - 64.37%
               ASSET-BACKED (B) - 39.57%
$   5,000,000  Barton Capital
                 1.790%, 11/09/04 ...........................   $    4,998,011
    4,000,000  Blue Ridge Asset Funding
                 1.780%, 11/10/04 ...........................        3,998,220
    1,000,000  Edison Asset Securitization
                 1.900%, 03/01/05 ...........................          993,667
    4,000,000  Falcon Asset Securitization
                 1.780%, 11/09/04 ...........................        3,998,418
               FCAR Owner Trust
    3,000,000    1.700%, 12/02/04 ...........................        2,995,608
    2,000,000    1.730%, 12/02/04 ...........................        1,997,020
    5,000,000  Fountain Square
                 Commercial Funding
                 1.750%, 11/16/04 ...........................        4,996,354
               Galaxy Funding
    2,530,000    1.740%, 11/02/04 ...........................        2,529,878
    3,000,000    2.120%, 02/07/05 ...........................        2,982,687
    6,000,000  Giro-Multifunding
                 1.860%, 11/22/04 ...........................        5,993,490
    3,000,000  Jupiter Securitization
                 1.890%, 11/29/04 ...........................        2,995,590
    5,000,000  Mont Blanc Capital
                 1.870%, 11/22/04 ...........................        4,994,546
    5,000,000  Sheffield Receivables
                 1.900%, 11/15/04 ...........................        4,996,306
    6,000,000  Yorktown Capital
                 1.780%, 11/05/04 ...........................        5,998,813
                                                                --------------
                                                                    54,468,608
                                                                --------------

                                                                       MARKET
 PAR VALUE                                                             VALUE
----------                                                            -------

               BANKS - 16.47%
               CDC IXIS Capital Markets
$   1,500,000    1.930%, 02/16/05 ...........................   $    1,491,395
    2,000,000    2.020%, 03/03/05 ...........................        1,986,309
               Danske
    2,000,000    1.840%, 12/09/04 ...........................        1,996,116
    2,000,000    2.030%, 02/14/05 ...........................        1,988,158
    2,000,000    2.160%, 04/26/05 ...........................        1,978,880
    1,000,000  Depfa Bank (NY)
                 1.190%, 11/23/04 ...........................          999,273
    3,000,000  Fortis Funding
                 1.780%, 11/05/04 (b) .......................        2,999,407
               HBOS Treasury Services
    1,200,000    1.910%, 11/29/04 ...........................        1,198,217
    2,000,000    1.710%, 12/09/04 ...........................        1,996,390
    2,250,000  KfW International Finance
                 1.900%, 12/29/04 ...........................        2,243,112
    3,800,000  UBS Finance (DE)
                 1.840%, 11/01/04 ...........................        3,800,000
                                                                --------------
                                                                    22,677,257
                                                                --------------
               FINANCIAL SERVICES - 1.43%
    2,000,000  General Electric Capital
                 2.150%, 05/16/05 ...........................        1,976,589
                                                                --------------
               INSURANCE - 3.27%
    4,500,000  ING (US) Funding
                 1.720%, 11/08/04 ...........................        4,498,495
                                                                --------------
               RETAIL (B) - 3.63%
    5,000,000  Wal-Mart
                 1.910%, 11/30/04 ...........................        4,992,307
                                                                --------------
               TOTAL COMMERCIAL PAPER
                 (Cost $88,613,256) .........................       88,613,256
                                                                --------------

CERTIFICATES OF DEPOSIT - 24.70%
    5,000,000  Canadian Imperial Bank (NY)
                 1.940%, 02/14/05 ...........................        4,999,429
    5,000,000  First Tennessee Bank
                 1.740%, 11/12/04 ...........................        5,000,000
    1,000,000  HBOS Treasury Services
                 2.080%, 05/26/05 ...........................        1,000,000
    2,000,000  HSBC Bank (NY)
                 1.580%, 11/10/04 ...........................        1,999,985
    1,000,000  Lloyds TSB Bank (NY)
                 1.710%, 12/14/04 ...........................          999,982
               Natexis Banques Populaires (NY)
    5,000,000    1.780%, 11/01/04 ...........................        5,000,000
    1,000,000    2.300%, 06/17/05 ...........................        1,000,000
    3,000,000  Nordea Bank (NY)
                 1.920%, 01/21/05 ...........................        2,999,727
    2,000,000  Regions Bank
                 1.950%, 02/02/05 ...........................        2,000,000
                 2.190%, 05/12/05 ...........................        2,000,000
    2,000,000  Rabobank Nederland (NY)
                 2.000%, 02/24/05 ...........................        2,000,000
    5,000,000  Wells Fargo Bank
                 1.770%, 11/01/04 ...........................        5,000,000
                                                                --------------

               TOTAL CERTIFICATES OF DEPOSIT
                 (Cost $33,999,123) .........................       33,999,123
                                                                --------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                             | 7

ABN AMRO FUNDS
--------------
MONEY MARKET FUND                                               OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------
                                                                       MARKET
 PAR VALUE                                                             VALUE
----------                                                            -------

U.S. GOVERNMENT AGENCY OBLIGATIONS (A) - 9.39%
               FEDERAL HOME LOAN MORTGAGE - 1.44%
$   2,000,000  1.920%, 03/31/05 .............................   $    1,984,000
                                                                --------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 7.95%
    2,000,000  1.975%, 01/05/05 .............................        1,992,868
    4,000,000  1.840%, 02/09/05 .............................        3,979,556
    2,000,000  1.895%, 02/23/05 .............................        1,987,998
    3,000,000  2.000%, 04/04/05 .............................        2,974,333
                                                                --------------
                                                                    10,934,755
                                                                --------------
               TOTAL U.S. GOVERNMENT AGENCY
                 OBLIGATIONS
                 (Cost $12,918,755) .........................       12,918,755
                                                                --------------

BANK NOTE - 1.45%
    2,000,000  U.S. Bank
                 1.170%, 11/17/04 ...........................        2,000,017
                                                                --------------
               TOTAL BANK NOTE
                 (Cost $2,000,017) ..........................        2,000,017
                                                                --------------
  SHARES
----------

INVESTMENT COMPANY - 0.05%
       72,954  BlackRock Provident Institutional
                 TempFund Portfolio .........................           72,954
                                                                --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $72,954) .............................           72,954
                                                                --------------
TOTAL INVESTMENTS - 99.96%
   (Cost $137,604,105)* .....................................      137,604,105
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - 0.04% ....................           48,720
                                                                --------------
NET ASSETS - 100.00% ........................................   $  137,652,825
                                                                ==============

-------------------------
  * At October 31, 2004, cost is identical for book and Federal income tax purposes.

(a)  Annualized yield at the time of purchase.

(b) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2004, these securities amounted to $62,460,322 or 45.38% of net assets. These securities have been determined by the Adviser to be liquid securities.

(DE) Delaware
(NY) New York

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 8

ABN AMRO FUNDS
--------------
TAX-EXEMPT MONEY MARKET FUND                                    OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
                       EDGAR REPRESNTATION OF DATA POINTS

GENERAL OBLIGATION ........  34%
UTILITIES .................  22%
MEDICAL ...................  19%
POLLUTION .................  10%
EDUCATION .................   5%
WATER .....................   4%
CASH AND OTHER NET ASSETS .   3%
DEVELOPMENT ...............   2%
TRANSPORTATION ............   1%

% OF TOTAL NET ASSETS

                                                                       MARKET
 PAR VALUE                                                             VALUE
----------                                                            -------
MUNICIPAL OBLIGATIONS - 97.60%
               ALABAMA - 2.76%
$   8,000,000  City of Montgomery TECP
                 1.750%, 11/02/04 ...........................   $    8,000,000
                                                                --------------
               ALASKA - 2.12%
               Valdez Marine Terminal RB
      200,000    BP Pipelines Inc. Project
                 1.740%, 11/01/04 (a) .......................          200,000
    3,700,000    BP Pipelines Inc. Project, Series C
                 1.740%, 11/01/04 (a) .......................        3,700,000
    2,250,000    Exxon Pipeline Co. Project
                 1.630%, 11/01/04 (a) .......................        2,250,000
                                                                --------------
                                                                     6,150,000
                                                                --------------
               ARIZONA - 2.42%
    7,000,000  Salt River Project TECP
                 1.650%, 11/02/04 ...........................        7,000,000
                                                                --------------
               CALIFORNIA - 1.73%
    5,025,000  California State Department of
                 Water Resources, RB
                 Series B-2
                 1.760%, 11/01/04 (a)
                 LOC: BNP Paribas ...........................        5,025,000
                                                                --------------
               COLORADO - 6.01%
               Colorado Educational &
                 Cultural Facilities RB
    3,055,000    Naropa University Project
                 1.790%, 11/08/04 (a)
                 LOC: Wells Fargo Bank ......................        3,055,000
      245,000    National Cable Television Center
                 1.790%, 11/08/04 (a)
                 LOC: Wells Fargo Bank ......................          245,000
   14,000,000  Colorado State, TRAN
                 3.000%, 06/27/05 ...........................       14,128,942
                                                                --------------
                                                                    17,428,942
                                                                --------------

                                                                      MARKET
 PAR VALUE                                                             VALUE
----------                                                            -------

               CONNECTICUT - 4.47%
               Connecticut State Health, GO
$  10,000,000    Series A
                 1.780%, 11/08/04 (a)
                 SPA: Landesbank ............................  $    10,000,000
    2,000,000    Series B
                 1.720%, 11/08/04 (a)
                 SPA: Bayerische Landesbank .................        2,000,000
               Connecticut State HEFA RB,
                 Yale University
      850,000    Series T-1
                 1.630%, 11/01/04 (a) .......................          850,000
      100,000    Series T-2
                 1.670%, 11/08/04 (a) .......................          100,000
                                                                --------------
                                                                    12,950,000
                                                                --------------
               FLORIDA - 5.89%
    6,468,000  Jacksonville Electric Authority
                 System TECP
                 1.600%, 11/10/04 ...........................        6,468,000
   10,600,000  Sarasota Memorial Hospital TECP
                 1.750%, 12/15/04 ...........................       10,600,000
                                                                --------------
                                                                    17,068,000
                                                                --------------
               GEORGIA - 4.49%
    5,000,000  Municipal Electric Authority of
                 Georgia RB, Project One
                 Subordinated Bonds, Remarketed
                 1.680%, 11/08/04 (a)
                 Insured: FSA
                 SPA: Dexia Credit Local ....................        5,000,000
    8,000,000  Municipal Electric Authority of
                 Georgia TECP
                 1.710%, 11/04/04 ...........................        8,000,000
                                                                --------------
                                                                    13,000,000
                                                                --------------
               ILLINOIS - 10.01%
               Illinois Health Facilities Authority RB,
                 Gottlieb Health Resource, Inc.
   10,000,000    1.760%, 11/08/04 (a)
                 LOC: Harris Trust & Savings Bank ...........       10,000,000
      200,000    Resurrection Health, Series A
                 1.750%, 11/01/04 (a)
                 Insured: FSA SPA: Bank One .................          200,000
    8,800,000    Rush Presbyterian - St. Luke's
                 Medical Center
                 Obligated Group, Series B
                 1.770%, 11/08/04 (a)
                 Insured: MBIA
                 SPA: First National Bank ...................        8,800,000
   10,000,000  Illinois State, GO, Series B
                 1.750%, 11/08/04 (a) .......................       10,000,000
                                                                --------------
                                                                    29,000,000
                                                                --------------
               INDIANA - 0.14%
      400,000  Hammond PCR
                 Amoco Oil Project
                 1.740%, 11/01/04 (a) .......................          400,000
                                                                --------------
               KENTUCKY - 0.17%
      480,000  Kentucky Economic Development
                 Finance Authority Hospital
                 Facilities RB, Baptist Healthcare
                 System, Series C
                 1.740%, 11/01/04 (a)
                 Insured: MBIA
                 SPA: National City Bank ....................          480,000
                                                                --------------




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                             | 9

ABN AMRO FUNDS
--------------
TAX-EXEMPT MONEY MARKET FUND                                    OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------
                                                                      MARKET
 PAR VALUE                                                             VALUE
----------                                                            -------

               LOUISIANA - 4.35%
$  12,600,000  St. Charles Parish PCR
                 Shell Oil Project, Series B
                 1.700%, 11/01/04 (a) .......................   $   12,600,000
                                                                --------------
               MARYLAND - 2.31%
               Maryland State Health & Higher
                 Education Facilities Authority RB
                 Pooled Loan Program
    2,600,000    Series A
                 1.720%, 11/08/04 (a)
                 LOC: Bank One Trust ........................        2,600,000
    4,100,000    Series B
                 1.760%, 11/08/04 (a)
                 LOC: First National Bank ...................        4,100,000
                                                                --------------
                                                                     6,700,000
                                                                --------------
               MASSACHUSETTS - 9.14%
   10,000,000  Massachusetts State Health &
                 Higher Education Facility Harvard
                 University, RB, Series L
                 1.630%, 11/08/04 (a) .......................       10,000,000
    4,700,000  Massachusetts State HEFA RB
                 Capital Asset Program
                 Series C
                 1.720%, 11/01/04 (a)
                 Insured: MBIA ..............................        4,700,000
    1,000,000  Massachusetts State, GO, Series B
                 1.750%, 11/08/04 (a)
                 SPA: Landesbank ............................        1,000,000
               Massachusetts Water Resources
                 Authority Multi-Modal
                 Subordinated General RB
      800,000    Series A
                 1.720%, 11/08/04 (a)
                 Insured: AMBAC SPA: Bank of
                 Nova Scotia / Dexia Credit Local ...........          800,000
   10,000,000    Series B
                 1.700%, 11/08/04 (a)
                 Insured: FGIC ..............................       10,000,000
                                                                --------------
                                                                    26,500,000
                                                                --------------
               MINNESOTA - 3.40%
               Hennepin County, GO
    2,400,000    Series B
                 1.640%, 11/08/04 (a) .......................        2,400,000
      600,000    Series C
                 1.640%, 11/08/04 (a)
                 SPA: West Deutsche
                 Landesbank .................................          600,000
      365,000  Minneapolis Convention Center, GO
                 Convention Center Bonds
                 1.640%, 11/08/04 (a)
                 SPA: Dexia Credit Local ....................          365,000
               Minneapolis, GO, Series B
      390,000    1.640%, 11/08/04 (a)
                 SPA: Dexia Credit Local ....................          390,000
       95,000    1.640%, 11/08/04 (a)
                 SPA: Dexia Credit Local ....................           95,000
    6,000,000  Owatonna Hospital RB
                 Health Central System
                 1.780%, 11/08/04 (a)
                 LOC: Wells Fargo Bank ......................        6,000,000
                                                                --------------
                                                                     9,850,000
                                                                --------------

                                                                      MARKET
 PAR VALUE                                                             VALUE
----------                                                            -------

               MISSISSIPPI - 2.85%
$   8,245,000  Jackson County Port Facility RB
                 Chevron USA Inc. Project
                 1.740%, 11/01/04 (a) .......................   $    8,245,000
                                                                --------------
               MISSOURI - 0.23%
               Missouri State HEFA RB
                 The Washington University Project
      400,000    Series A
                 1.740%, 11/01/04 (a)
                 SPA: Morgan Guaranty Trust .................          400,000
      275,000    Series B
                 1.740%, 11/01/04 (a)
                 SPA: Morgan Guaranty Trust .................          275,000
                                                                --------------
                                                                       675,000
                                                                --------------
               NEBRASKA - 2.24%
    6,500,000  Lincoln Electric System TECP
                 1.600%, 11/03/04 ...........................        6,500,000
                                                                --------------
               NEVADA - 0.07%
      210,000  Clark County School District, GO,
                 Series A
                 1.640%, 11/01/04 (a)
                 Insured: FSA
                 SPA: State Street ..........................          210,000
                                                                --------------
               NEW JERSEY - 2.61%
    7,500,000  New Jersey State, TAN, Series A
                 3.000%, 06/24/05 ...........................        7,571,560
                                                                --------------
               NEW MEXICO - 1.01%
    2,935,000  Hurley PCR
                 Kennecott Santa Fe Project
                 1.740%, 11/01/04 (a) .......................        2,935,000
                                                                --------------
               NEW YORK - 3.90%
   11,300,000  New York State Local Government
                 Assistance RB, Series D
                 1.690%, 11/08/04 (a)
                 LOC: Societe Generale ......................       11,300,000
                                                                --------------
               NORTH CAROLINA - 1.45%
    4,200,000  North Carolina State, Public
                 Improvement
                 Series F, GO
                 1.720%, 11/08/04 (a)
                 SPA: Landesbank ............................        4,200,000
                                                                --------------
               TEXAS - 8.46%
   10,000,000  City of Austin Utility TECP
                 1.760%, 12/01/04 ...........................       10,000,000
    5,200,000  Gulf Coast Waste Disposal
                 Authority PCR
                 Exxon Project
                 1.630%, 11/08/04 (a) .......................        5,200,000
    2,300,000  Harris County, Health Facilities RB
                 Texas Medical Center Project
                 1.740%, 11/01/04 (a)
                 Insured:MBIA
                 SPA: JPMorgan Chase ........................        2,300,000
    5,000,000  North Central Texas Hospital TECP
                 1.330%, 11/05/04 ...........................        5,000,000
    2,000,000  Texas State, TRAN
                 3.000%, 08/31/05 ...........................        2,023,360
                                                                --------------
                                                                    24,523,360
                                                                --------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 10

ABN AMRO FUNDS
--------------
TAX-EXEMPT MONEY MARKET FUND                                    OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------
                                                                      MARKET
 PAR VALUE                                                             VALUE
----------                                                            -------

               UTAH - 4.31%
$  11,500,000  Intermountain Power Agency TECP
                 1.650%, 11/02/04 ...........................  $    11,500,000
    1,000,000  State of Utah Building Ownership
                 Authority Lease RB
                 Facilities Master Lease
                 Program, Series C
                 1.750%, 11/08/04 (a)
                 LOC: Landesbank ............................        1,000,000
                                                                --------------
                                                                    12,500,000
                                                                --------------
               VIRGINIA - 2.07%
    6,000,000  City of Mount Vernon TECP
                 1.750%, 11/02/04 ...........................        6,000,000
                                                                --------------
               WASHINGTON - 2.67%
    4,750,000  Washington State Public Power
                 Supply System RB
                 Nuclear Project No. 1, Series 1A-1
                 1.760%, 11/08/04 (a)
                 LOC: Bank of America .......................        4,750,000
    3,000,000  Washington State, GO, Series VR 96B
                 1.600%, 11/08/04 (a)
                 SPA: Landesbank ............................        3,000,000
                                                                --------------
                                                                     7,750,000
                                                                --------------
               WEST VIRGINIA - 1.07%
    3,100,000  Marshall County PCR
                 Ohio Power Project, Series E
                 1.750%, 11/01/04 (a)
                 LOC: Royal Bank of Scotland ................        3,100,000
                                                                --------------
               WISCONSIN - 3.64%
               State of Wisconsin TECP
    6,546,000    1.600%, 11/03/04 ...........................        6,546,000
    4,000,000    1.700%, 11/04/04 ...........................        4,000,000
                                                                --------------
                                                                    10,546,000
                                                                --------------
               WYOMING - 1.61%
    4,650,000  Sublette County PCR
                 Exxon Project
                 1.660%, 11/01/04 (a) .......................        4,650,000
                                                                --------------
               TOTAL MUNICIPAL OBLIGATIONS
                 (Cost $282,857,862) ........................      282,857,862
                                                                --------------

                                                                      MARKET
 SHARES                                                                VALUE
--------                                                              -------

INVESTMENT COMPANIES - 2.36%
    6,819,260  AIM Tax-Free Cash Reserve
                 Shares - Institutional Class ...............   $    6,819,260
        1,198  Dreyfus Tax-Exempt Cash
                 Management Fund ............................            1,198
       12,174  SEI Institutional Tax Free
                 Money Market Fund ..........................           12,174
                                                                --------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $6,832,632) ..........................        6,832,632
                                                                --------------
TOTAL INVESTMENTS - 99.96%
   (Cost $289,690,494)* .....................................      289,690,494
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - 0.04% ....................          126,640
                                                                --------------
NET ASSETS - 100.00% ........................................   $  289,817,134
                                                                ==============

--------------------------
  * At October 31, 2004, cost is identical for book and Federal income tax purposes.

(a) Variable rate instrument. The rate shown reflects the rate in effect on October 31, 2004. The maturity date shown is the next scheduled demand reset date.

      AMBAC Ambac Assurance Corp.
       FGIC Financial Guaranty Insurance Co.
        FSA Financial Security Assurance, Inc.
         GO General Obligation
       HEFA Health & Educational Facilities Authority
 Landesbank Landesbank Hessen Thurigen Girozentrale
        LOC Letter of Credit
       MBIA MBIA Insurance Corporation
        PCR Pollution Control Revenue
         RB Revenue Bond
        SPA Standby Purchase Agreement
        TAN Tax Anticipation Note
       TECP Tax-Exempt Commercial Paper
       TRAN Tax & Revenue Anticipation Note

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 11

ABN AMRO FUNDS
--------------
TREASURY MONEY MARKET FUND                                      OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]
                       EDGAR REPRESNTATION OF DATA POINTS

U.S. TREASURY OBLIGATIONS . 69%
REPURCHASE AGREEMENTS ..... 31%

% OF TOTAL NET ASSETS
                                                                      MARKET
 PAR VALUE                                                             VALUE
----------                                                            -------
U.S. TREASURY OBLIGATIONS - 69.24%
               U.S. TREASURY BILLS (A) - 54.03%
$  10,000,000  1.440%, 11/04/04 .............................  $     9,998,800
   10,000,000  1.465%, 11/12/04 .............................        9,995,524
    5,000,000  1.490%, 11/18/04 .............................        4,996,482
   15,000,000  1.670%, 11/18/04 .............................       14,988,171
   15,000,000  1.745%, 11/26/04 .............................       14,981,823
   10,000,000  1.493%, 12/02/04 .............................        9,987,144
   10,000,000  1.524%, 12/09/04 .............................        9,983,919
   10,000,000  1.725%, 12/09/04 .............................        9,981,792
   10,000,000  1.510%, 12/16/04 .............................        9,981,131
   10,000,000  1.750%, 01/13/05 .............................        9,964,514
    5,000,000  1.732%, 02/17/05 .............................        4,974,020
    7,000,000  1.738%, 02/24/05 .............................        6,961,147
    5,000,000  1.882%, 02/24/05 .............................        4,969,940
    5,000,000  1.910%, 03/03/05 .............................        4,967,636
    7,000,000  1.945%, 03/10/05 .............................        6,951,213
    5,000,000  1.836%, 03/17/05 .............................        4,965,320
    7,000,000  1.963%, 03/24/05 .............................        6,945,432
   10,000,000  1.995%, 03/24/05 .............................        9,920,754
    5,000,000  1.985%, 04/07/05 .............................        4,956,716
    5,000,000  1.960%, 04/14/05 .............................        4,955,355
    5,000,000  2.002%, 04/21/05 .............................        4,952,452
                                                                --------------
                                                                   170,379,285
                                                                --------------
               U.S. TREASURY NOTES - 15.21%
   19,000,000  2.000%, 11/30/04 .............................       19,007,217
   10,000,000  1.750%, 12/31/04 .............................        9,999,996
   12,000,000  1.625%, 03/31/05 .............................       11,989,440
    7,000,000  1.250%, 05/31/05 .............................        6,970,263
                                                                --------------
                                                                    47,966,916
                                                                --------------
               TOTAL U.S. TREASURY OBLIGATIONS
                 (Cost $218,346,201) ........................      218,346,201
                                                                --------------

                                                                      MARKET
 PAR VALUE                                                             VALUE
----------                                                            -------

REPURCHASE AGREEMENTS - 30.76%
$  67,000,000  Deutsche  Bank,  1.780%,  dated
                 10/29/04,  matures 11/01/04,
                 repurchase price $67,009,938
                 (collateralized by U.S. Treasury
                 instruments, with interest rates
                 from 3.125% to 6.250% and
                 maturities in 2007, total market
                 value $68,340,269) .........................  $    67,000,000
   30,000,000  J. P. Morgan Chase, 1.730%,
                 dated 10/29/04, matures
                 11/01/04, repurchase price
                 $30,004,325 (collateralized
                 by zero coupon U.S. Treasury
                 instruments, with maturities
                 between 2014 and 2022,
                 total market value $30,603,118) ............       30,000,000
                                                                --------------
               TOTAL REPURCHASE AGREEMENTS
                 (Cost $97,000,000) .........................       97,000,000
                                                                --------------
  SHARES
----------

INVESTMENT COMPANIES - 0.05%
       66,205  AIM STIT Treasury Portfolio ..................           66,205
       77,553  BlackRock Institutional T-Fund
                 Portfolio ..................................           77,553
                                                                --------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $143,758) ............................          143,758
                                                                --------------
TOTAL INVESTMENTS - 100.05%
   (Cost $315,489,959)* .....................................      315,489,959
                                                                --------------
NET OTHER ASSETS AND LIABILITIES - (0.05)% ..................         (163,578)
                                                                --------------
NET ASSETS - 100.00% ........................................   $  315,326,381
                                                                ==============

--------------------------
  * At October 31, 2004, cost is identical for book and Federal income tax purposes.

(a) Annualized yield at the time of purchase.

    STIT Short-Term Investments Trust PLC

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 12

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


                                                         GOVERNMENT MONEY         MONEY       TAX-EXEMPT MONEY   TREASURY MONEY
                                                            MARKET FUND        MARKET FUND       MARKET FUND       MARKET FUND
                                                         ----------------   ---------------   ----------------  ----------------
ASSETS:
Investments:
        Investments at amortized cost ................   $    439,180,719   $   137,604,105   $    289,690,494  $    218,489,959
        Repurchase agreements at cost ................         53,800,000                --                 --        97,000,000
                                                         ----------------   ---------------   ----------------  ----------------
          Total investments ..........................        492,980,719       137,604,105        289,690,494       315,489,959
Receivables:
        Dividends and interest .......................            131,122            93,710            525,370           291,202
        Fund shares sold .............................             31,386            10,700              1,500                --
Other assets .........................................              6,109             1,961              3,708            16,508
                                                         ----------------   ---------------   ----------------  ----------------
          Total assets ...............................        493,149,336       137,710,476        290,221,072       315,797,669
                                                         ----------------   ---------------   ----------------  ----------------

LIABILITIES:
Payables:
        Dividend distribution ........................            573,258                --            294,908           350,417
        Fund shares redeemed .........................             11,057                --                 --                --
        Due to Adviser, net (Note E) .................             86,287            26,394             56,132            63,055
        Administration fees (Note E) .................             22,910             6,615             13,784            13,926
        Distribution fees (Note E) ...................              1,319             5,424              1,117               294
        Shareholder service fees (Note E) ............              1,862            12,806                 --                --
        Trustees fees (Note E) .......................              6,030             1,685              3,553             3,612
Accrued expenses and other payables ..................             60,941             4,727             34,444            39,984
                                                         ----------------   ---------------   ----------------  ----------------
          Total liabilities ..........................            763,664            57,651            403,938           471,288
                                                         ----------------   ---------------   ----------------  ----------------
NET ASSETS ...........................................   $    492,385,672   $   137,652,825   $    289,817,134  $    315,326,381
                                                         ================   ===============   ================  ================

NET ASSETS CONSIST OF:
    Paid in capital ..................................   $    492,353,168   $   137,652,841   $    289,818,458  $    315,326,304
    Accumulated undistributed net investment income ..             31,622                --                 --                --
    Accumulated net realized gain (loss) on investments               882               (16)            (1,324)               77
                                                         ----------------   ---------------   ----------------  ----------------
        TOTAL NET ASSETS .............................   $    492,385,672   $   137,652,825   $    289,817,134  $    315,326,381
                                                         ================   ===============   ================  ================
CLASS I:
    Net Assets .......................................   $    459,474,826   $     4,821,462   $    262,587,282  $    308,172,055
    Shares of beneficial interest outstanding ........        459,441,191         4,821,333        262,588,050       308,180,330
        NET ASSET VALUE
          Offering and redemption price per share
          (Net Assets/Shares Outstanding) ............   $           1.00   $          1.00   $           1.00  $           1.00
                                                         ================   ===============   ================  ================
CLASS S:
    Net Assets                                           $     32,910,846   $   132,831,363   $     27,229,852  $      7,154,326
    Shares of beneficial interest outstanding ........         32,913,712       132,831,762         27,230,513         7,153,225
        NET ASSET VALUE
          Offering and redemption price per share
          (Net Assets/Shares Outstanding) ............   $           1.00   $          1.00   $           1.00  $           1.00
                                                         ================   ===============   ================  ================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 13

ABN AMRO FUNDS
--------------
FOR THE YEAR ENDED OCTOBER 31, 2004
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                         GOVERNMENT MONEY         MONEY       TAX-EXEMPT MONEY   TREASURY MONEY
                                                            MARKET FUND        MARKET FUND       MARKET FUND       MARKET FUND
                                                         ----------------   ---------------   ----------------  ----------------
INVESTMENT INCOME:
     Dividends .......................................   $        225,386   $        33,600   $         99,984  $        153,293
     Interest ........................................          5,841,642         1,702,641          3,233,049         3,898,049
                                                         ----------------   ---------------   ----------------  ----------------
      Total investment income ........................          6,067,028         1,736,241          3,333,033         4,051,342
                                                         ----------------   ---------------   ----------------  ----------------

EXPENSES:
     Investment advisory fees (Note E) ...............          1,000,476           493,057          1,094,688         1,301,897
     Distribution expenses(a) (Note E) ...............            115,578           346,817             67,063            25,772
     Shareholder service fees(a) (Note E) ............             32,362           152,600                 --                --
     Transfer agent fees (Note E) ....................             36,995            30,977             33,923            35,617
     Administration fees (Note E) ....................            260,902            74,520            164,009           193,891
     Custodian fees ..................................             64,298            24,572             41,434            45,952
     Professional fees ...............................             29,570            18,895             23,595            25,193
     Trustees fees (Note E) ..........................             15,245             4,393              9,103            10,264
     Other expenses ..................................             92,957            53,258             71,980           100,346
                                                         ----------------   ---------------   ----------------  ----------------
      Total expenses before waivers ..................          1,648,383         1,199,089          1,505,795         1,738,932
                                                         ----------------   ---------------   ----------------  ----------------
      Less: Investment advisory fees waived (Note E) .                 --          (178,441)          (406,598)         (374,066)
                                                         ----------------   ---------------   ----------------  ----------------
      Net expenses ...................................          1,648,383         1,020,648          1,099,197         1,364,866
                                                         ----------------   ---------------   ----------------  ----------------

NET INVESTMENT INCOME ................................          4,418,645           715,593          2,233,836         2,686,476
                                                         ----------------   ---------------   ----------------  ----------------

NET REALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments ................              3,185                --                 --                77
                                                         ----------------   ---------------   ----------------  ----------------

     NET REALIZED GAIN ON INVESTMENTS ................              3,185                --                 --                77
                                                         ----------------   ---------------   ----------------  ----------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS ......   $      4,421,830   $       715,593   $      2,233,836  $      2,686,553
                                                         ================   ===============   ================  ================

------------------------------------------------
(a) Fees are incurred at the Class S level.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 14

ABN AMRO FUNDS
--------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          GOVERNMENT MONEY MARKET FUND                 MONEY MARKET FUND
                                                       -----------------------------------   -----------------------------------
                                                             YEARS ENDED OCTOBER 31,                YEARS ENDED OCTOBER 31,
                                                             2004               2003               2004               2003
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD .................... $    495,640,765   $    522,988,029   $    132,534,879   $    143,859,865
                                                       ----------------   ----------------   ----------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income ............................        4,418,645          4,465,514            715,593            819,364
    Net realized gain on investments .................            3,185                 --                 --                 --
                                                       ----------------   ----------------   ----------------   ----------------
    Net increase in net assets from operations .......        4,421,830          4,465,514            715,593            819,364
                                                       ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class I .......................................       (4,160,923)        (4,202,317)           (20,997)           (43,427)
       Class S .......................................         (257,722)          (263,197)          (694,596)          (779,911)
                                                       ----------------   ----------------   ----------------   ----------------
       Total distributions ...........................       (4,418,645)        (4,465,514)          (715,593)          (823,338)
                                                       ----------------   ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class I .......................................      959,065,544        847,723,387         29,871,289         38,957,284
       Class S .......................................      158,956,996        115,592,257        525,551,961        496,726,922
    Proceeds from reinvestment of distributions:
       Class I .......................................          207,715            220,689             20,993             43,382
       Class S .......................................          257,715            263,008            694,510            779,855
    Cost of shares redeemed:
       Class I .......................................     (953,673,989)      (886,468,929)       (25,372,747)       (39,112,254)
       Class S .......................................     (168,072,259)      (104,677,676)      (525,648,060)      (508,716,201)
                                                       ----------------   ----------------   ----------------   ----------------
          Net increase (decrease) from
              capital share transactions .............       (3,258,278)       (27,347,264)         5,117,946        (11,321,012)
                                                       ----------------   ----------------   ----------------   ----------------
          Total increase (decrease) in net assets ....       (3,255,093)       (27,347,264)         5,117,946        (11,324,986)
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ....... $    492,385,672   $    495,640,765   $    137,652,825   $    132,534,879
                                                       ================   ================   ================   ================
    (A) Undistributed net investment income .......... $         31,622   $         31,622   $             --   $             --
                                                       ================   ================   ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class I:
       Sold ..........................................      959,065,544        847,723,387         29,871,289         38,957,284
       Proceeds from reinvestment of distributions ...          207,715            220,689             20,993             43,382
       Redeemed ......................................     (953,673,989)      (886,468,929)       (25,372,747)       (39,112,254)
    Class S:
       Sold ..........................................      158,956,996        115,592,257        525,551,963        496,726,922
       Proceeds from reinvestment of distributions ...          257,715            263,008            694,510            779,855
       Redeemed ......................................     (168,072,259)      (104,677,676)      (525,648,060)      (508,716,201)
                                                       ----------------   ----------------   ----------------   ----------------
          Net increase (decrease) in shares
              outstanding ............................       (3,258,278)       (27,347,264)         5,117,948        (11,321,012)
                                                       ================   ================   ================   ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 15

ABN AMRO FUNDS
--------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                          TAX-EXEMPT MONEY MARKET FUND            TREASURY MONEY MARKET FUND
                                                       -----------------------------------   -----------------------------------
                                                             YEARS ENDED OCTOBER 31,                YEARS ENDED OCTOBER 31,
                                                             2004               2003               2004               2003
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD .................... $    295,874,695   $    361,613,772   $    405,745,351   $    369,299,963
                                                       ----------------   ----------------   ----------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income ............................        2,233,836          2,556,958          2,686,476          3,315,900
    Net realized gain on investments sold ............               --                 --                 77                 --
                                                       ----------------   ----------------   ----------------   ----------------
    Net increase in net assets from operations .......        2,233,836          2,556,958          2,686,553          3,315,900
                                                       ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class I .......................................       (2,099,829)        (2,456,279)        (2,639,206)        (3,103,580)
       Class S .......................................         (134,007)          (100,716)           (47,270)          (221,357)
                                                       ----------------   ----------------   ----------------   ----------------
       Total distributions ...........................       (2,233,836)        (2,556,995)        (2,686,476)        (3,324,937)
                                                       ----------------   ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class I .......................................      422,734,104        512,102,643        818,749,582        728,552,984
       Class S .......................................      206,661,844        126,779,578         30,475,184         76,994,891
    Proceeds from reinvestment of distributions:
       Class I .......................................            1,318                653             12,467             29,604
       Class S .......................................          134,239            100,671             42,392            221,026
    Cost of shares redeemed:
       Class I .......................................     (434,906,784)      (578,027,896)      (880,894,083)      (696,441,920)
       Class S .......................................     (200,682,282)      (126,694,689)       (58,804,589)       (72,902,160)
                                                       ----------------   ----------------   ----------------   ----------------
          Net increase (decrease) from
              capital share transactions .............       (6,057,561)       (65,739,040)       (90,419,047)        36,454,425
                                                       ----------------   ----------------   ----------------   ----------------
          Total increase (decrease) in net assets ....       (6,057,561)       (65,739,077)       (90,418,970)        36,445,388
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ....... $    289,817,134   $    295,874,695   $    315,326,381   $    405,745,351
                                                       ================   ================   ================   ================
    (A) Undistributed net investment income .......... $             --   $             --   $             --   $             --
                                                       ================   ================   ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class I:
       Sold ..........................................      422,734,104        512,102,643        818,749,582        728,552,984
       Proceeds from reinvestment of distributions ...            1,318                653             12,467             29,604
       Redeemed ......................................     (434,906,784)      (578,027,896)      (880,894,083)      (696,441,920)
    Class S:
       Sold ..........................................      206,661,844        126,779,578         30,475,184         76,994,891
       Proceeds from reinvestment of distributions ...          134,239            100,671             42,392            221,026
       Redeemed ......................................     (200,682,282)      (126,694,689)       (58,804,589)       (72,902,160)
                                                       ----------------   ----------------   ----------------   ----------------
       Net increase (decrease) in shares outstanding .       (6,057,561)       (65,739,040)       (90,419,047)        36,454,425
                                                       ================   ================   ================   ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 16

ABN AMRO FUNDS
--------------
GOVERNMENT MONEY MARKET FUND                                    OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR           YEAR           YEAR        TEN MONTHS        YEAR           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              10/31/04       10/31/03       10/31/02       10/31/01       12/31/00       12/31/99
                                            ------------   ------------   ------------   ------------   ------------   ------------
CLASS I
Net Asset Value, Beginning of Period .....  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...............          0.01           0.01           0.02           0.04           0.06           0.05
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income .............         (0.01)         (0.01)         (0.02)         (0.04)         (0.06)         (0.05)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ...........  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN                                        0.91%          0.98%          1.70%          3.57%(a)       6.08%          4.87%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..  $    459,475   $    453,873   $    492,398   $    611,611   $    589,752   $    464,520
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser ...............          0.30%          0.29%          0.30%          0.38%          0.41%          0.41%
     After reimbursement of
       expenses by Adviser ...............          0.30%          0.29%          0.30%          0.31%          0.33%          0.33%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of
       expenses by Adviser ...............          0.91%          0.98%          1.70%          4.14%          5.84%          4.70%
     After reimbursement of
       expenses by Adviser ...............          0.91%          0.98%          1.70%          4.21%          5.92%          4.78%

------------------------------------------------------------------------------------------------------------------------------------
CLASS S
Net Asset Value, Beginning of Period .....  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...............          0.01           0.01           0.01           0.03           0.06           0.04
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income .............         (0.01)         (0.01)         (0.01)         (0.03)         (0.06)         (0.04)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ...........  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN .............................          0.58%          0.65%          1.36%          3.30%(a)       5.74%          4.53%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..  $     32,911   $     41,768   $     30,590   $     44,190   $     76,097   $     96,031
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser ...............          0.62%          0.62%          0.63%          0.71%          0.91%          0.91%
     After reimbursement of
       expenses by Adviser ...............          0.62%          0.62%          0.63%          0.63%          0.65%          0.65%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of
       expenses by Adviser ...............          0.59%          0.65%          1.37%          3.81%          5.34%          4.20%
     After reimbursement of
       expenses by Adviser ...............          0.59%          0.65%          1.37%          3.89%          5.60%          4.46%

-----------------------------------------------------
 (a)  Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 17

ABN AMRO FUNDS
--------------
MONEY MARKET FUND                                               OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR           YEAR           YEAR        TEN MONTHS        YEAR           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              10/31/04       10/31/03       10/31/02       10/31/01       12/31/00       12/31/99
                                            ------------   ------------   ------------   ------------   ------------   ------------
CLASS I
Net Asset Value, Beginning of Period .....  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...............          0.01           0.01           0.02(a)        0.04           0.06           0.05
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income .............         (0.01)         (0.01)         (0.02)         (0.04)         (0.06)         (0.05)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ...........  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN .............................          0.87%          0.92%          1.58%          3.65%(b)       6.21%          4.98%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..  $      4,821   $        302   $        414   $      1,672   $     44,274   $  1,138,123
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ...............          0.50%          0.50%          0.49%          0.58%          0.56%          0.55%
     After reimbursement and/or waiver of
       expenses by Adviser ...............          0.37%          0.37%          0.37%          0.36%          0.33%          0.32%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ...............          0.73%          0.78%          1.45%          4.17%          5.58%          4.65%
     After reimbursement and/or waiver of
       expenses by Adviser ...............          0.86%          0.91%          1.57%          4.39%          5.81%          4.88%

------------------------------------------------------------------------------------------------------------------------------------
CLASS S
Net Asset Value, Beginning of Period .....  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...............          0.01           0.01           0.01(a)        0.03           0.06           0.05
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income .............         (0.01)         (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ...........  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN                                        0.50%          0.55%          1.22%          3.34%(b)       5.83%          4.60%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..  $    132,831   $    132,233   $    143,446   $    176,451   $    231,648   $    247,655
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ...............          0.86%          0.86%          0.85%          0.94%          1.06%          1.05%
     After reimbursement and/or waiver of
       expenses by Adviser ...............          0.73%          0.73%          0.73%          0.72%          0.69%          0.68%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ...............          0.37%          0.42%          1.09%          3.81%          5.08%          4.15%
     After reimbursement and/or waiver of
       expenses by Adviser ...............          0.50%          0.55%          1.21%          4.03%          5.45%          4.52%

--------------------------------------------------
 (a) The selected per share data was calculated using weighted average shares method for the period.
 (b) Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 18

ABN AMRO FUNDS
--------------
TAX-EXEMPT MONEY MARKET FUND                                    OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR           YEAR           YEAR        TEN MONTHS        YEAR           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              10/31/04       10/31/03       10/31/02       10/31/01       12/31/00       12/31/99
                                            ------------   ------------   ------------   ------------   ------------   ------------
CLASS I
Net Asset Value, Beginning of Period .....  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...............          0.01           0.01           0.01           0.02           0.04           0.03
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income .............         (0.01)         (0.01)         (0.01)         (0.02)         (0.04)         (0.03)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ...........  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN                                        0.74%          0.72%          1.12%          2.17%(b)       3.87%          3.01%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..  $    262,587   $    274,759   $    340,683   $    434,372   $    416,864   $    284,455
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ...............          0.46%          0.46%          0.45%          0.55%          0.55%          0.58%
     After reimbursement and/or waiver of
       expenses by Adviser ...............          0.33%          0.33%          0.33%          0.33%          0.32%          0.35%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ...............          0.61%          0.59%          0.99%          2.38%          3.57%          2.73%
     After reimbursement and/or waiver of
       expenses by Adviser ...............          0.74%          0.72%          1.11%          2.60%          3.80%          2.96%

------------------------------------------------------------------------------------------------------------------------------------
CLASS S
Net Asset Value, Beginning of Period .....  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...............          --(a)          --(a)          0.01           0.02           0.04           0.03
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income .............          --(a)          --(a)         (0.01)         (0.02)         (0.04)         (0.03)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ...........  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN .............................          0.49%          0.47%          0.87%          1.96%(b)       3.61%          2.75%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..  $     27,230   $     21,116   $     20,930   $     27,776   $     65,046   $     66,130
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ...............          0.71%          0.71%          0.70%          0.80%          1.05%          1.08%
     After reimbursement and/or waiver of
       expenses by Adviser ...............          0.58%          0.58%          0.58%          0.58%          0.57%          0.60%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ...............          0.36%          0.34%          0.74%          2.13%          3.07%          2.23%
     After reimbursement and/or waiver of
       expenses by Adviser ...............          0.49%          0.47%          0.86%          2.35%          3.55%          2.71%

--------------------------------------------------------
 (a) Represents less than $0.005 per share.
 (b) Not Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 19

ABN AMRO FUNDS
--------------
TREASURY MONEY MARKET FUND                                      OCTOBER 31, 2004
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                YEAR           YEAR           YEAR        TEN MONTHS        YEAR           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              10/31/04       10/31/03       10/31/02       10/31/01       12/31/00       12/31/99
                                            ------------   ------------   ------------   ------------   ------------   ------------
CLASS I
Net Asset Value, Beginning of Period .....  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...............          0.01           0.01           0.01           0.03           0.06           0.05
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income .............         (0.01)         (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ...........  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN                                        0.75%          0.85%          1.47%          3.40%(b)       5.85%          4.63%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..  $    308,172   $    370,304   $    338,172   $    246,473   $    219,437   $    327,906
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ...............          0.46%          0.46%          0.46%          0.56%          0.58%          0.59%
     After reimbursement and/or waiver of
       expenses by Adviser ...............          0.36%          0.36%          0.36%          0.34%          0.35%          0.36%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ...............          0.63%          0.74%          1.35%          3.76%          5.44%          4.30%
     After reimbursement and/or waiver of
       expenses by Adviser ...............          0.73%          0.84%          1.45%          3.98%          5.67%          4.53%

------------------------------------------------------------------------------------------------------------------------------------
CLASS S
Net Asset Value, Beginning of Period .....  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...............          --(a)          0.01           0.01           0.03           0.05           0.04
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income .............          --(a)         (0.01)         (0.01)         (0.03)         (0.05)         (0.04)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ...........  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                            ============   ============   ============   ============   ============   ============
TOTAL RETURN .............................          0.50%          0.60%          1.22%          3.19%(b)       5.59%          4.37%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..  $      7,154   $     35,441   $     31,128   $     26,193   $     13,422   $     11,696
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ...............          0.71%          0.71%          0.71%          0.81%          1.08%          1.09%
     After reimbursement and/or waiver of
       expenses by Adviser ...............          0.61%          0.61%          0.61%          0.59%          0.60%          0.61%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ...............          0.38%          0.49%          1.10%          3.51%          4.94%          3.80%
     After reimbursement and/or waiver of
       expenses by Adviser ...............          0.48%          0.59%          1.20%          3.73%          5.42%          4.28%

----------------------------------------------------------------
 (a) Represents less than $0.005 per share.
 (b) Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 20

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: ABN AMRO Funds (the "Trust") was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") and operates as an open-end management investment company that is comprised of 26 separate portfolios.

Four Funds of the Trust are included in these financial statements: ABN AMRO Government Money Market Fund ("Government Money Market Fund"), ABN AMRO Money Market Fund ("Money Market Fund"), ABN AMRO Tax-Exempt Money Market Fund ("Tax-Exempt Money Market Fund") and ABN AMRO Treasury Money Market Fund ("Treasury Money Market Fund") (each a "Fund" and collectively, the "Funds").

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

(1) SECURITY VALUATION: All securities, with the exception of investments in other funds and repurchase agreements, are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income. Investments in other funds are valued at the underlying fund's net asset value at the date of valuation. Repurchase agreements are valued at cost, which approximates fair value.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by ABN AMRO Asset Management
(USA) LLC (the "Adviser") subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) U.S. GOVERNMENT AGENCY OBLIGATIONS: Government Money Market Fund and Money Market Fund may invest in U.S. Government Agency Obligations. These obligations of U.S. Government sponsored entities are not issued or guaranteed by the U.S. Treasury.

(4) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is generally determined using the identified cost method.

(5) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the following Funds had available realized capital losses to offset future net capital gains through fiscal year ended:

                                         AMOUNT     EXPIRATION DATE
                                         ------     ---------------
Money Market Fund ..................   $     16     2006-2008
Tax-Exempt Money Market Fund .......      1,324          2005

(6) MULTI-CLASS OPERATIONS: The Funds are authorized to issue two classes of shares, Class I and Class S. The classes are substantially the same except that Class S bears class specific expenses, which relate to distribution fees and shareholder service fees. Each class offered by these Funds has equal rights as to assets. Income, fund level specific expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated directly to the appropriate class.

(7) USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                                                            | 21

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

(8) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

NOTE (C)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: The Funds declare dividends daily from net investment income. The Funds' dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Funds are due to different class expenses.

Permanent differences between book and tax basis reporting for the 2004 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications have no impact on net assets.

                              ACCUMULATED NET
                              ---------------
FUND                        REALIZED GAIN/LOSS     PAID IN CAPITAL
----                        ------------------     ---------------
Money Market Fund .......           $29                 $(29)

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes. The tax character of ordinary income distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                   DISTRIBUTIONS PAID IN 2004       DISTRIBUTIONS PAID IN 2003
                   --------------------------       --------------------------

                      TAX-EXEMPT   ORDINARY             TAX-EXEMPT   ORDINARY
                        INCOME      INCOME                INCOME      INCOME
                        ------      ------                ------      ------
Government Money
    Market Fund ...   $    --    $4,116,031           $       --    $  4,743,963
Money Market Fund .        --       715,593                   --         823,338
Tax-Exempt Money
    Market Fund ... 2,083,226            --            2,757,974              --
Treasury Money
    Market Fund ...        --     2,530,817                   --       3,526,657

As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                              UNDISTRIBUTED      UNDISTRIBUTED
                             CAPITAL LOSS       ORDINARY         TAX-EXEMPT
                             CARRYFORWARD       INCOME             INCOME
                             ------------       ------             ------
Government Money
    Market Fund ...........  $        --      $605,762           $     --
Money Market Fund .........          (16)           --                 --
Tax-Exempt Money
    Market Fund ...........       (1,324)           --            294,908
Treasury Money
    Market Fund ...........           --       350,494                 --

NOTE (D) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value.

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: The Adviser provides the Funds with investment advisory services. Under the terms of each Fund's investment advisory agreement, fees are accrued daily and paid monthly based on a specified annual rate of average daily net assets. In addition, the Funds have an expense limitation agreement with the Adviser, which caps annual total expenses for Class I and Class S shareholders at certain specified annual rates of average daily net assets, respectively.

                                                       EXPENSE LIMITATIONS
                                                        FOR TOTAL EXPENSES
                                                        ------------------
                                  ADVISORY FEES
                                   ANNUAL RATE         CLASS I        CLASS S
                                   -----------         -------        -------
Government Money Market Fund ....     0.20%             0.31%          0.63%
Money Market Fund ...............     0.35%             0.37%          0.73%
Tax-Exempt Money Market Fund ....     0.35%             0.33%          0.58%
Treasury Money Market Fund ......     0.35%             0.36%          0.61%

ABN AMRO Investment Fund Services, Inc. (the "Administrator"), provides the Funds with various administrative services. Under terms of the administration agreement, administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and custody liaison fees are accrued for each Fund at a fixed charge that varies according to the size of each Fund. The fee arrangements are as follows:

  ADMINISTRATION                     CUSTODY
       FEES                        LIAISON FEES
  AT TRUST LEVEL     ANNUAL RATE   AT FUND LEVEL        ANNUAL RATE
  --------------     -----------   -------------        -----------
First $2 billion       0.060%      First $100 million     $10,000
$2 billion to                      $100 million to
  $12.5 billion        0.050%        $500 million          15,000
Over $12.5 billion     0.045%      Over $500 million       20,000

| 22

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

The Administrator has entered into a sub-administration agreement with PFPC Inc. ("PFPC") to provide certain administrative services to the Funds. Under terms of the sub-administration agreement, sub-administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets, as follows:

AVERAGE DAILY NET ASSETS
  OF TRUST                                    ANNUAL RATE
  --------                                    -----------
First $2 billion                                0.045%
$2 billion to $3 billion                        0.040%
$3 billion to $8 billion                        0.030%
$8 billion to $12 billion                       0.025%
Over $12 billion                                0.020%

Under the sub-administration agreement with PFPC, custody liaison fees are fixed at an annual rate of $10,000 per Fund.

ABN AMRO Distribution Services (USA) Inc. (the "Distributor") serves as principal underwriter and distributor of the Funds' shares. Pursuant to a Rule 12b-1 distribution plan (the "Plan") adopted by the Funds with respect to Class S shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. The Class I shares of the Funds do not have distribution plans.

In addition, the Funds have adopted a shareholder servicing plan for the Class S shares. The Distributor is paid a fee at an annual rate up to 0.25% of the average daily net assets of the Class S shares, for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investments and assisting clients in purchase, redemption and exchange transactions, and changing their dividend options, account designations and addresses.

The Trust does not compensate its officers or interested Trustees who are affiliated with the Adviser. Effective March 1, 2004, the Trust pays each non-interested Trustee and non-affiliated interested and Advisory Trustee $5,000 per Board of Trustees' meeting attended and an annual retainer of $10,000 and reimburses each non-interested Trustee and non-affiliated interested and Advisory Trustee for out-of-pocket expenses. The Chairman of the Audit Committee receives an additional $5,000 per year. Prior to March 1, 2004, the Trust paid each non-interested Trustee and non-affiliated interested and Advisory Trustee $5,000 per Board of Trustees' meeting attended and an annual retainer of $5,000 and reimbursed each non-interested Trustee and non-affiliated interested and Advisory Trustee for out-of-pocket expenses.

NOTE (F) CREDIT AGREEMENT: The Credit Agreement, amended March 17, 2004, with The Bank of Nova Scotia provides the Trust with a revolving credit facility up to $50 million. The facility is shared by each series of the Trust, including the Funds, and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.11% of the commitment amount of the facility in addition to reasonable administrative and legal expenses incurred in connection with the preparation of any amendments. The interest rate on outstanding loans is equivalent to the Federal Funds Rate or LIBOR (London InterBank Offering Rate), as applicable, plus 0.625%. Borrowings must be repaid within 60 days. During the fiscal year, the Funds made no borrowings against the line of credit. At October 31, 2004, there were no borrowings outstanding against the line of credit.

                                                                            | 23

ABN AMRO FUNDS
--------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------



To the Shareholders and Board of Trustees of ABN AMRO Funds


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Government Money Market Fund, Money Market Fund, Tax-Exempt Money Market Fund, and Treasury Money Market Fund (the "Funds")(four of the Funds constituting the ABN AMRO Funds (the "Trust")), as of October 31, 2004, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of ABN AMRO Funds at October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.



                                                             [GRAPHIC OMITTED]
                                                             ERNST AND YOUNG LLP

Chicago, Illinois
December 17, 2004

| 24

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

FORM N-Q: The Trust files complete schedules of portfolio holdings for the Funds with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available on the SEC's website at http://www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

PROXY VOTING: ABN AMRO Funds' Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 1-800-992-8151; (ii) on ABN AMRO Funds' website at www.abnamrofunds.com; and (iii) on the SEC's website at www.sec.gov.

ABN AMRO Funds' Proxy Voting Record for the most recent twelve-month period ended June 30 is available (i) upon request, without charge, by calling 1-800-992-8151, (ii) on the Funds' website at www.abnamrofunds.com; and (iii) on the SEC's website at www.sec.gov.

TAX INFORMATION: For the year ended October 31, 2004, 100.00% of the income distributions made by Tax-Exempt Money Market Fund were exempt from federal income taxes.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.
                                 BEGINNING    ENDING
                                  ACCOUNT     ACCOUNT                EXPENSES
                                   VALUE       VALUE      EXPENSE   PAID DURING
                                 05/01/04    10/31/04     RATIO(1)   PERIOD(2)
                                 --------    --------     --------   ---------
GOVERNMENT MONEY MARKET FUND
----------------------------
  Actual Fund Return
    Class I ....................  $1,000    $1,005.30      0.30%      $1.51
    Class S ....................   1,000     1,003.70      0.62%       3.12
  Hypothetical 5% Return
    Class I ....................  $1,000    $1,023.63      0.30%      $1.53
    Class S ....................   1,000     1,022.02      0.62%       3.15
MONEY MARKET FUND
-----------------
  Actual Fund Return
    Class I ....................  $1,000    $1,005.20      0.37%      $1.86
    Class S ....................   1,000     1,003.30      0.73%       3.68
  Hypothetical 5% Return
    Class I ....................  $1,000    $1,023.28      0.37%      $1.88
    Class S ....................   1,000     1,021.47      0.73%       3.71
TAX-EXEMPT MONEY MARKET FUND
----------------------------
  Actual Fund Return
    Class I ....................  $1,000    $1,004.30      0.33%      $1.66
    Class S ....................   1,000     1,003.00      0.58%       2.92
  Hypothetical 5% Return
    Class I ....................  $1,000    $1,023.48      0.33%      $1.68
    Class S ....................   1,000     1,022.22      0.58%       2.95
TREASURY MONEY MARKET FUND
--------------------------
  Actual Fund Return
    Class I ....................  $1,000    $1,004.60      0.36%      $1.81
    Class S ....................   1,000     1,003.30      0.61%       3.07
  Hypothetical 5% Return
    Class I ....................  $1,000    $1,023.33      0.36%      $1.83
    Class S ....................   1,000     1,022.07      0.61%       3.10

(1) Annualized, based on a Fund's most recent fiscal half-year expenses.
(2) Expenses are equal to a Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

                                                                            | 25

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


                                                                                           NUMBER OF
                                   TERM OF                                               PORTFOLIOS IN
                                 OFFICE 1 AND                                              FUND COMPLEX         OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND          LENGTH OF           PRINCIPAL OCCUPATION(S)             OVERSEEN BY            DIRECTORSHIPS
  POSITION(S) WITH TRUST          TIME SERVED          DURING PAST FIVE YEARS                TRUSTEE             HELD BY TRUSTEE
  ----------------------          -----------          ----------------------                -------             ---------------
DISINTERESTED TRUSTEES
----------------------
Leonard F. Amari
c/o 161 North Clark Street         11 years      Partner at the law offices of Amari &         24        Director, United Community
Chicago, IL 60601                                Locallo,  a  practice  with  exclusive                  Bank of  Lisle;  Director,
Age: 62                                          concentration  in real estate taxation                  Delaware  Place  Bank;
Trustee                                          and related areas,  since 1987; Special                 Trustee, John Marshall Law
                                                 Assistant Attorney General since 1986.                  School.

Robert A. Kushner                   5 years      Retired. Vice President, Secretary and        24        None.
c/o 161 North Clark Street                       General Counsel at Cyclops Industries,
Chicago, IL 60601                                Inc., 1976-1992.
Age: 68
Trustee

Gregory T. Mutz                    11 years      CEO of AMLI  Residential  Properties          24        Chairman of the Board of
c/o 161 North Clark Street                       Trust (NYSE:  AML) (a Multifamily                       AMLI Residential Properties
Chicago, IL 60601                                REIT), a successor  company to AMLI                     Trust (NYSE:AML)
Age: 58                                          Realty Co. since 2004;  Chairman of
Trustee                                          AMLI  Residential Properties since
                                                 1994; Vice Chairman of UICI (NYSE:
                                                 UCI) (an insurance  holding company)
                                                 from 2003-2004;  President and CEO
                                                 of UICI from 1999-2003;  Chairman of
                                                 Academic  Management  Services Corp.
                                                 (a student loans and finance  company)
                                                 from 2000-2003.

Robert B. Scherer                   5 years      President of The Rockridge Group, Ltd.,       24        Director, Title Reinsurance
c/o 161 North Clark Street                       (title insurance industry consulting                    Company (insurance for
Chicago, IL 60601                                services) since 1994.                                   title agents).
Age: 63
Trustee

Nathan Shapiro                     11 years      President of SF Investments, Inc.             24        Director, Baldwin & Lyons,
c/o 161 North Clark Street                       (broker/dealer and investment banking                   Inc. (property and casualty
Chicago, IL 60601                                firm) since 1971; President of SLD Corp.                insurance firm); Director,
Age: 68                                          (management consultants) since 1977.                    DVI, Inc. (financial firm).
Trustee

Denis Springer                      5 years      Retired. Senior Vice President and Chief      24        None.
c/o 161 North Clark Street                       Financial Officer of Burlington Northern
Chicago, IL 60601                                Santa Fe Corp. (railroad), 1995-1999.
Age: 58
Trustee

INTERESTED TRUSTEES 2
---------------------
Stuart D. Bilton, CFA              11 years      Vice Chairman of ABN AMRO Asset               24        Director, Baldwin & Lyons,
c/o 161 North Clark Street                       Management Holdings, Inc.; President                    Inc. (property and casualty
Chicago, IL 60601                                and Chief Executive Officer of ABN AMRO                 insurance firm); Veredus
Age: 58                                          Asset Management Holdings, Inc. from                    Asset Management LLC; TAMRO
Chairman, Board of Trustees                      2001-2003; President of Alleghany Asset                 Capital Partners LLC.
                                                 Management, Inc. from 1996-2001 (purchased
                                                 by ABN AMRO in February 2001).


| 26

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004
ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------


                                                                                            NUMBER OF
                                        TERM OF                                           PORTFOLIOS IN
                                     OFFICE 1 AND                                         FUND COMPLEX          OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND              LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY             DIRECTORSHIPS
  POSITION(S) WITH TRUST             TIME SERVED         DURING PAST FIVE YEARS             TRUSTEE              HELD BY TRUSTEE
  ----------------------             -----------         ----------------------             -------              ---------------
INTERESTED TRUSTEES 2 (CONTINUED)
---------------------------------

James Wynsma 3                       Since June     Retired. Chairman of ABN AMRO             24                     None.
c/o 161 North Clark Street           17, 2004 4     Asset Management (USA) LLC,
Chicago, IL 60601                                   January 2000 to April 2000;
Age: 68                                             President & CEO, May 1999 to
                                                    December 1999. Vice Chairman
                                                    of LaSalle Bank N.A. and head
                                                    of its Trust and Asset Management
                                                    department, 1992-2000.

OFFICER(S) WHO ARE NOT TRUSTEES
-------------------------------

Kenneth C. Anderson                  11 years       President and Chief Executive             N/A                    N/A
c/o 161 North Clark Street                          Officer of ABN AMRO Investment
Chicago, IL 60601                                   Fund Services, Inc. (formerly
Age: 40                                             known as Alleghany Investment
President (Chief Executive Officer)                 Services, Inc.) since 1995;
                                                    Executive Vice President of ABN
                                                    AMRO Asset Management (USA) LLC
                                                    since 2001; Director,  ABN AMRO
                                                    Trust Services Company since 2001;
                                                    Director, TAMRO Capital Partners
                                                    LLC and Veredus Asset Management LLC
                                                    since 2001; Officer of the Trust
                                                    since 1993; CPA.

Gerald F. Dillenburg                  8 years       Senior Managing Director ("SMD") of       N/A                    N/A
c/o 161 North Clark Street                          ABN AMRO Investment Fund Services,
Chicago, IL 60601                                   Inc. (formerly known as Alleghany
Age: 37                                             Investment Services, Inc.) since
Senior Vice President, Secretary                    1996; SMD of ABN AMRO Asset
and Treasurer (Chief Financial                      Management Holdings, Inc., ABN AMRO
Officer, Chief Operating Officer and                Asset Management (USA) LLC and ABN
Chief Compliance Officer)                           AMRO Asset Management, Inc.
                                                    (formerly known as Chicago Capital
                                                    Management, Inc.) since 2001;
                                                    Operations manager and compliance
                                                    officer of mutual funds managed by
                                                    ABN AMRO Asset Management, Inc. and
                                                    related entities since 1996; CPA.

William Long                          3 years       Vice President of Montag & Caldwell,      N/A                    N/A
c/o 161 North Clark Street                          Inc., since 2000; former Vice
Chicago, IL 60601                                   President and Director of Sales for
Age: 43                                             First Capital Group, First Union
Vice President                                      National Bank, 1996-2000.

----------------------------------------------------------
1 Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees,
   (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.
2 "Interested person" of the Trust as defined in the 1940 Act. Messrs. Bilton and Wynsma are considered "interested persons" because of affiliations with ABN AMRO Asset Management (USA) LLC and related entities, which act as the Funds' investment advisers.
3 This person is a former Trustee of ABN AMRO Funds, a Massachusetts business trust, which was reorganized into the Alleghany Funds, a Delaware statutory trust in September 2001. Pursuant to this reorganization, the Alleghany Funds changed its name to "ABN AMRO Funds."
4 Prior to December 19, 2002, Mr. Wynsma was classified as an interested Trustee of the Trust for approximately a year. From December 19, 2002 through June 17, 2004, Mr. Wynsma served as an advisory trustee.

                                                                            | 27

                     This page is left blank intentionally.

ABN AMRO Funds

  ADVISERS

  ABN AMRO Asset Management (USA) LLC
  161 North Clark Street
  Chicago, IL 60601

  ABN AMRO Asset Management, Inc.
  161 North Clark Street
  Chicago, IL 60601

  Montag & Caldwell, Inc.
  3455 Peachtree Road, NE, Suite 1200
  Atlanta, GA 30326

  TAMRO Capital Partners LLC
  1660 Duke St.
  Alexandria, VA 22314

  Veredus Asset Management LLC
  One Paragon Centre
  6060 Dutchmans Lane, Suite 320
  Louisville, KY 40205


  SHAREHOLDER SERVICES

  ABN AMRO Funds
  P.O. Box 9765
  Providence, RI 02940


  DISTRIBUTOR

  ABN AMRO Distribution Services (USA) Inc.
  760 Moore Road
  King of Prussia, PA 19406


  OFFICERS

  Kenneth C. Anderson, President and
     Chief Executive Officer
  Gerald F. Dillenburg, Senior Vice President,
     Secretary and Treasurer, Chief Financial
     Officer, Chief Operating Officer and Chief
     Compliance Officer
  William Long, Vice President
  Juli A. Braun, Assistant Secretary
  Michael A. Cozzi, Assistant Treasurer
  Laura M. Hlade, Assistant Treasurer
  Marc J. Peirce, Assistant Secretary


  CUSTODIAN

  PFPC Trust Company
  8800 Tinicum Boulevard
  Philadelphia, PA 19153


  LEGAL COUNSEL

  Vedder, Price, Kaufman & Kammholz, P.C.
  222 N. LaSalle Street
  Chicago, IL 60601


  INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM

  Ernst & Young LLP
  Sears Tower
  233 S. Wacker Drive
  Chicago, IL 60606


THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 1-800-992-8151.

ABAN 04 2

                                                                OCTOBER 31, 2004

[GRAPHIC OMITTED]
ABN AMRO ASSET MANAGEMENT

ANNUAL REPORT 2004

ABN AMRO Asset Management o Montag & Caldwell
TAMRO Capital Partners  o  Veredus Asset

ABN AMRO Funds

                                                      CLASS Y & YS SHARES
                                                      Institutional Money Market

ABN AMRO FUNDS
--------------------------------------------------------------------------------
Fellow Shareholder,

Despite the continued conflict in Iraq, skyrocketing oil prices, lackluster job creation and a contentious presidential election, the U.S. economy proved strong enough to overcome these obstacles and reward patient investors for the second consecutive year. The strong performance of stocks last year injected some much needed optimism into investors and, for the most part, the market lived up to these heightened expectations.

In late 2003 and early 2004, momentum from the previous period's rally drove stocks to new heights as corporations posted strong earnings and economic indicators continued to improve. The rally was interrupted, however, when high oil prices gave rise to fears of inflation and the Federal Reserve Board (the "Fed") began to methodically raise interest rates.

Rising oil prices and uncertainty surrounding the presidential election continued to weigh heavily on the markets throughout the summer, eroding much of the gains from earlier in the period. October, the final month of the period, finally saw this trend reverse, and stocks resumed their upward momentum, ending the twelve-month period with positive returns.

Bonds, too, continued to exhibit strong performance, despite the Fed's three interest rate hikes over the period. Investors continued to seek out the relative safety of the fixed income sector as a shelter from the volatility of the stock market and uncertainty about the strength of the U.S. economic recovery.

Against this volatile backdrop, the rigorous discipline of our portfolio managers has been more important than ever. Our managers all follow strict investment processes, and do not allow short-term swings in the market to affect their investment choices. This style consistency allows investors in ABN AMRO Funds to establish asset allocations they can rely on for the long-term, with confidence that our managers will remain true to their style, whether that style is currently in favor or not.

As we move into 2005, significant risks remain for the markets. As I write this, oil prices remain high, conflict continues in Iraq and the U.S. dollar remains weak. But I also believe that significant opportunities exist as well, and I'm confident that our managers' discipline, experience and long-term perspective will prove more valuable than ever.

As always, thank you for investing with ABN AMRO Funds.

Sincerely,

/S/ KENNETH C. ANDERSON
Kenneth C. Anderson
President and Chief Executive Officer
ABN AMRO Funds

ABN AMRO FUNDS ARE DISTRIBUTED BY ABN AMRO DISTRIBUTION SERVICES (USA) INC., 760 MOORE ROAD, KING OF PRUSSIA, PA 19406.

            SHAREHOLDER SERVICES 800 992-8151 O WWW.ABNAMROFUNDS.COM

ABN AMRO FUNDS

TABLE OF CONTENTS

Portfolio Manager Commentary......................   2
Schedule of Investments...........................   3
Statement of Assets and Liabilities...............   6
Statement of Operations...........................   7
Statement of Changes in Net Assets................   8
Financial Highlights..............................   9
Notes to Financial Statements.....................  10
Report of Independent Registered
     Public Accounting Firm.......................  13
Additional Information............................  14


INSTITUTIONAL MONEY MARKET FUND

  Institutional Prime Money Market Fund

        Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or
                           redemption of Fund shares.

              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

         ABN AMRO is a registered service mark of ABN ARMO Holding N.V.
                              All rights Reserved.

ABN AMRO FUNDS
--------------
INSTITUTIONAL PRIME MONEY MARKET FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                                Karen Van Cleave

Q. How did the Fund perform during the twelve-month period that ended October 31, 2004?

A. For the twelve-month period that ended October 31, 2004, Institutional Prime Money Market Fund, Class Y and Class YS shares, returned 1.07% and 0.82%, respectively. By comparison, the Fund's benchmark, the iMoneyNet First Tier Institutional Average returned 0.88%, while the Fund's peer group, as measured by the Lipper Institutional Money Market Funds Index, returned 1.08%.

Q.  What was the investment environment like during the twelve-month period?

A. The past twelve months saw the Fed's accommodative stance start to end, as they slowly and methodically began to bring rates back up to more normal levels from their 40-year lows. The Fed raised rates three times over the past twelve months, in June, September and October, bringing the federal funds target rate from its low of 1.00% to 1.75%, still modest by historic standards. Each time, the Fed clearly outlined their plans and revealed their next move, enabling the market to digest these moves with little impact.

Q.  What was your strategy?

A. Toward the beginning of the period, we began to shorten our portfolio to ensure we were able to take immediate advantage of any rise in rates. While we may have given up a little incremental return in the months leading up to the first rate hike, our ability to capitalize quickly on the higher rates more than compensated. We've recently extended our maturities out somewhat, based on our belief that the economy will grow more slowly than the consensus currently anticipates. In our view, rates will continue to rise in a slow and measured fashion until they reach a level that the Fed considers neutral. Over the course of the past twelve months, the Fund's maturities ranged from 31 to 47 days.

Q.  What is your outlook?

A. At this point, we continue to believe that the Fed will raise rates through mid-2005, although possibly more slowly than consensus would currently indicate. Although the risk exists that rates could move faster than we expect, recent behavior by the Fed would indicate that the Fed would give clear signals if it felt the need to act more aggressively. Given this expectation, we intend to slightly lengthen our portfolio to lock in yield. Of course, we will be carefully monitoring the economic environment and adjusting our expectations accordingly.



[BEGIN SIDEBAR]
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                               7-DAY AVERAGE YIELD
                               -------------------

Class Y Shares              1.69%
Class YS Shares             1.45%

THE 7-DAY YIELD MORE CLOSELY REFLECTS THE FUND'S CURRENT EARNINGS THAN THE TOTAL RETURN QUOTATION.

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS
                                  -------------
Institutional Prime
Money Market Fund --
Class Y Shares
--------------
One Year                    1.07%
Five Year                    N/A
Since Inception             2.90%
   12/28/99

iMoneyNet First
Tier Institutional Average Index
--------------------------------
One Year                    0.88%
Five Year                    N/A
Since Inception*            2.72%

Lipper Institutional Money
Market Funds Index
-------------------
One Year                    1.08%
Five Year                    N/A
Since Inception*            2.93%

* INDEX RETURNS COMPUTED FROM DECEMBER 31, 1999.

Institutional Prime
Money Market Fund --
Class YS Shares
---------------
One Year                    0.82%
Five Year                    N/A
Since Inception             2.30%
   06/29/00

iMoneyNet First
Tier Institutional Average
--------------------------
One Year                    0.88%
Five Year                    N/A
Since Inception**           2.36%

Lipper Institutional Money
Market Funds Index
------------------
One Year                    1.08%
Five Year                    N/A
Since Inception**           2.57%

** INDEX RETURNS COMPUTED FROM
JUNE 30, 2000.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CERTAIN EXPENSES WERE SUBSIDIZED. IF THESE SUBSIDIES WERE NOT IN EFFECT, THE RETURNS WOULD HAVE BEEN LOWER. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.
[END SIDEBAR]

| 2

ABN AMRO FUNDS
--------------
INSTITUTIONAL PRIME MONEY MARKET FUND                           OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMMERCIAL PAPER ................... 38%
CERTIFICATES OF DEPOSIT ............ 21%
TIME DEPOSITS ...................... 21%
INSURANCE FUNDING AGREEMENTS .......  8%
REPURCHASE AGREEMENTS ..............  6%
U.S. GOVERNMENT AGENCY OBLIGATIONS .  4%
FLOATING RATE NOTE .................  1%
BANK NOTE ..........................  1%

% OF TOTAL NET ASSETS


                                                         MARKET
 PAR VALUE                                               VALUE
-----------                                             -------
COMMERCIAL PAPER (A) - 37.76%
               ASSET-BACKED (B) - 22.93%
               Barton Capital
$  25,000,000    1.790%, 11/09/04 ...............   $    24,990,056
   35,200,000    1.780%, 11/10/04 ...............        35,184,336
   30,000,000  Edison Asset Securitization
                 1.900%, 03/01/05 ...............        29,810,000
               Falcon Asset Securitization
   25,000,000    1.780%, 11/09/04 ...............        24,990,111
   25,429,000    2.020%, 01/18/05 ...............        25,317,706
               FCAR Owner Trust
   23,000,000    1.700%, 12/02/04 ...............        22,966,331
   20,000,000    1.720%, 12/02/04 ...............        19,970,378
   20,000,000    1.730%, 12/02/04 ...............        19,970,206
   20,000,000    1.980%, 02/15/05 ...............        19,883,400
               Fountain Square Commercial Funding
   26,441,000    1.690%, 11/24/04 ...............        26,412,451
   24,000,000    2.010%, 01/18/05 ...............        23,895,480
               Galaxy Funding
   30,000,000    1.800%, 11/05/04 ...............        29,994,000
   11,500,000    1.620%, 11/12/04 ...............        11,494,307
   20,000,000    1.860%, 12/16/04 ...............        19,953,500
               Giro-Multifunding
   30,000,000    1.780%, 11/08/04 ...............        29,989,617
   30,000,000    1.860%, 11/22/04 ...............        29,967,450
   18,096,000    1.830%, 12/15/04 ...............        18,055,525
   22,274,000  Mont Blanc Capital
                 2.030%, 01/20/05 ...............        22,173,519
               Ranger Funding
   29,498,000    1.790%, 11/03/04 ...............        29,495,067
   15,000,000    1.970%, 01/03/05 ...............        14,948,287
   27,500,000  Variable Funding Capital
                 1.850%, 11/19/04 ...............        27,474,562
                                                    ---------------
                                                        506,936,289
                                                    ---------------
               BANKS - 9.53%
   20,000,000  BNP Paribas Finance (NY)
                 1.710%, 12/13/04 ...............        19,960,100
               CDC IXIS Capital Markets
   20,500,000    1.930%, 02/16/05 ...............        20,382,404


                                                        MARKET
 PAR VALUE                                               VALUE
-----------                                             -------

               BANKS (CONTINUED)
$  20,000,000    2.020%, 03/03/05 ...............   $    19,863,089
               Danske
   25,000,000    2.030%, 02/14/05 ...............        24,851,979
   31,000,000    2.160%, 04/26/05 ...............        30,672,640
               Depfa Bank (NY)
   20,000,000    1.660%, 11/16/04 ...............        19,986,167
   20,000,000    1.190%, 11/23/04 ...............        19,985,456
   25,000,000  Fortis Funding
                 1.765%, 11/05/04 (b) ...........        24,995,097
   30,000,000  HBOS Treasury Services
                 1.710%, 12/09/04 ...............        29,945,850
                                                    ---------------
                                                        210,642,782
                                                    ---------------

               FINANCIAL SERVICES - 2.01%
               General Electric Capital
   20,000,000    2.010%, 04/22/05 ...............        19,807,933
   25,000,000    2.150%, 05/16/05 ...............        24,707,361
                                                    ---------------
                                                         44,515,294
                                                    ---------------
               FOOD AND BEVERAGES - 1.36%
   30,000,000  PepsiCo
                 1.770%, 11/01/04 ...............        30,000,000
                                                    ---------------
               INSURANCE - 1.93%
               ING (US) Funding
   10,000,000    1.730%, 12/03/04 ...............         9,984,622
   15,000,000    1.980%, 02/17/05 ...............        14,910,900
   18,000,000    1.900%, 02/28/05 ...............        17,886,950
                                                    ---------------
                                                         42,782,472
                                                    ---------------
               TOTAL COMMERCIAL PAPER
                 (Cost $834,876,837) ............       834,876,837
                                                    ---------------

CERTIFICATES OF DEPOSIT - 21.12%
   25,000,000  Bank of Montreal
                 1.825%, 09/22/05 (c) ...........        24,989,967
   20,000,000  BNP Paribas (NY)
                 1.760%, 02/07/05 (c) ...........        19,998,932
   52,000,000  Canadian Imperial Bank  (NY)
                 1.940%, 02/14/05 ...............        51,991,853
   10,000,000  Chase Manhattan Bank
                 1.790%, 11/08/04 (c) ...........        10,000,000
               Credit Suisse First Boston (NY)
   35,000,000    1.675%, 11/22/04 ...............        34,999,427
   25,000,000    1.910%, 12/14/04 ...............        24,999,696
   30,000,000  First Tennessee Bank
                 1.780%, 11/08/04 ...............        30,000,000
   25,000,000  Fortis Bank (NY)
                 1.770%, 09/01/05 (c) ...........        24,993,464
   26,000,000  HBOS Treasury Services
                 2.080%, 05/26/05 ...............        26,000,000
   25,000,000  HSBC Bank (NY)
                 1.580%, 11/10/04 ...............        24,999,813
   25,000,000  Landesbank Baden-Wuerttemberg
                 1.803%, 10/13/05 (c) ...........        24,995,051
   16,950,000  Lloyds TSB Bank (NY)
                 1.710%, 12/14/04 ...............        16,949,689
   26,000,000  Natexis Banques Popularies (NY)
                 2.300%, 06/17/05 ...............        26,000,000
   15,000,000  Nordea Bank (NY)
                 1.920%, 01/21/05 ...............        14,998,634
   25,000,000  Rabobank Nederland (NY)
                 2.000%, 02/24/05 ...............        25,000,000


SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

                                                                             | 3

ABN AMRO FUNDS
--------------
INSTITUTIONAL PRIME MONEY MARKET FUND                           OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------


                                                        MARKET
 PAR VALUE                                               VALUE
-----------                                             -------
CERTIFICATES OF DEPOSIT  (CONTINUED)
               Regions Bank
$  31,000,000    1.950%, 02/02/05 ...............   $    31,000,000
   25,000,000    2.190%, 05/12/05 ...............        25,000,000
   10,000,000  Societe Generale (NY)
                 1.350%, 04/15/05 ...............         9,969,987
   20,000,000  SouthTrust Bank
                 1.690%, 11/23/04 (c) ...........        20,000,000
                                                    ---------------
               TOTAL CERTIFICATES OF DEPOSIT
                 (Cost $466,886,513) ............       466,886,513
                                                    ---------------

TIME DEPOSITS - 20.67%
   90,000,000  Key Bank
                 1.750%, 11/01/04 ...............        90,000,000
   95,000,000  National City Bank
                 1.781%, 11/01/04 ...............        95,000,000
   86,916,000  SouthTrust Bank
                 1.719%, 11/01/04 ...............        86,916,000
   95,000,000  SunTrust Bank
                 1.719%, 11/01/04 ...............        95,000,000
   90,000,000  Wells Fargo Bank
                 1.850%, 11/01/04 ...............        90,000,000
                                                    ---------------
               TOTAL TIME DEPOSITS
                 (Cost $456,916,000) ............       456,916,000
                                                    ---------------

INSURANCE FUNDING AGREEMENTS (D) - 7.69%
   40,000,000  Allstate Life Insurance
                 Funding Agreement
                 2.030%:
                 Reset Date: 11/15/04
                 Maturity Date: 11/01/05 ........        40,000,000
   30,000,000  Hartford Life Insurance
                 Funding Agreement
                 1.970%:
                 Reset Date: 11/01/04
                 Maturity Date: 04/01/05 ........        30,000,000
               Metropolitan Life Insurance
                 Funding Agreement
   40,000,000    1.920%:
                 Reset Date: 11/01/04
                 Maturity Date: 02/01/05 ........        40,000,000
   10,000,000    2.126%,
                 Reset Date: 01/03/05
                 Maturity Date: 10/24/05 ........        10,000,000
   50,000,000  Travelers Insurance Funding
                 Agreement
                 2.013%:
                 Reset Date: 11/23/04
                 Maturity Date: 12/23/04 ........        50,000,000
                                                    ---------------
               TOTAL INSURANCE FUNDING AGREEMENTS
                 (Cost $170,000,000) ............       170,000,000
                                                    ---------------


                                                        MARKET
 PAR VALUE                                               VALUE
-----------                                             -------
U.S. GOVERNMENT AGENCY OBLIGATIONS (A) - 4.24%
               FEDERAL HOME LOAN MORTGAGE - 1.34%
$  30,000,000    1.920%, 03/31/05 ...............   $    29,760,000
                                                    ---------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 2.90%
   14,000,000    1.975%, 01/05/05 ...............        13,950,076
   28,000,000    1.895%, 02/23/05 ...............        27,831,977
   22,402,000    1.950%, 03/04/05 ...............        22,252,747
                                                    ---------------
                                                         64,034,800
                                                    ---------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                 (Cost $93,794,800) .............        93,794,800
                                                    ---------------

BANK NOTE - 1.54%
   34,000,000  U.S. Bank
                 1.170%, 11/17/04 ...............        34,000,292
                                                    ---------------
               TOTAL BANK NOTE
                 (Cost $34,000,292) .............        34,000,292
                                                    ---------------

FLOATING RATE NOTE (C) - 0.63%
   14,000,000  Bank of America, Senior Notes, EMTN
                 1.910%, 05/13/05 ...............        14,015,150
                                                    ---------------
               TOTAL FLOATING RATE NOTE
                 (Cost $14,015,150) .............        14,015,150
                                                    ---------------

REPURCHASE AGREEMENTS - 6.39%
   45,000,000    Citigroup, 1.955%, dated
                 10/29/04, matures 11/01/04,
                 repurchase price   $45,007,331
                 (collateralized by corporate bonds,
                 asset-backed securities and
                 commercial mortgage-backed
                 securities, with interest rates
                 from 2.200% to 8.875% and
                 maturities from 2009 to 2043,
                 total market value $46,846,456)         45,000,000
   96,200,000  Deutsche Bank, 1.850%, dated
                 10/29/04, matures 11/01/04,
                 repurchase price $96,214,831
                 (collateralized by U.S. Government
                 Agency instruments, with interest
                 rates from 4.444% to 5.500% and
                 maturities from 2019 to 2034,
                 total market value $98,124,000)         96,200,000
                                                    ---------------
               TOTAL REPURCHASE AGREEMENTS
                 (Cost $141,200,000) ............       141,200,000
                                                    ---------------

SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

| 4

ABN AMRO FUNDS
--------------
INSTITUTIONAL PRIME MONEY MARKET FUND                           OCTOBER 31, 2004
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------


                                                          MARKET
   SHARES                                                 VALUE
 ----------                                              -------
INVESTMENT COMPANIES - 0.01%
       90,177  AIM STIT Liquid Assets Portfolio     $        90,177
       11,495  BlackRock Provident Institutional
                 TempFund Portfolio .............            11,495
                                                    ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $101,672) ................           101,672
                                                    ---------------
TOTAL INVESTMENTS - 100.05%
   (Cost $2,211,791,264)* .......................     2,211,791,264
                                                    ---------------
NET OTHER ASSETS AND LIABILITIES - (0.05)% ......        (1,025,017)
                                                    ---------------
NET ASSETS - 100.00% ............................   $ 2,210,766,247
                                                    ===============

------------------------------
* At October 31, 2004, cost is identical for book and Federal income tax purposes.

(a)  Annualized yield at the time of purchase.
(b) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2004, these securities amounted to $531,931,386 or 24.06% of net assets. These securities have been determined by the Adviser to be liquid securities.
(c) Variable rate notes. The interest rates shown reflects the rates in effect at October 31, 2004.
(d) Variable rate instruments. The rates shown reflects the rates in effect on October 31, 2004. These securities have been determined by the Adviser to be illiquid securities because they are subject to a delayed settlement restriction of sixty days or more if redeemed prior to maturity. At October 31, 2004, these securities amounted to $170,000,000 or 7.69% of net assets.

(NY) New York
(US) United States
EMTN Euro Medium Term Note
STIT Short-Term Investments Trust PLC

SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

                                                                             | 5

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2004

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                          INSTITUTIONAL PRIME
                                                             MONEY MARKET
                                                                 FUND
                                                          -----------------

ASSETS:
Investments:
        Investments at amortized cost .................    $  2,070,591,264
        Repurchase agreements at cost .................         141,200,000
                                                           ----------------
          Total investments ...........................       2,211,791,264
Receivables:
        Dividends and interest ........................           1,725,033
        Fund shares sold ..............................             339,900
Other assets ..........................................              64,191
                                                           ----------------
          Total assets ................................       2,213,920,388
                                                           ----------------

LIABILITIES:
Payables:
        Dividend distribution .........................           2,631,921
        Due to Adviser, net (Note E) ..................             178,520
        Administration fees (Note E) ..................              94,228
        Shareholder service fees (Note E) .............              10,737
        Trustees fees (Note E) ........................              24,625
Accrued expenses and other payables ...................             214,110
                                                           ----------------
          Total liabilities ...........................           3,154,141
                                                           ----------------
NET ASSETS ............................................    $  2,210,766,247
                                                           ================

NET ASSETS CONSIST OF:
    Paid in capital ...................................    $  2,210,800,485
    Accumulated net realized loss on investments ......             (34,238)
                                                           ----------------
        TOTAL NET ASSETS ..............................    $  2,210,766,247
                                                           ================
CLASS Y:
    Net Assets ........................................    $  2,159,526,855
    Shares of beneficial interest outstanding .........       2,159,526,773
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding) ................    $           1.00
                                                           ================
CLASS YS:
    Net Assets ........................................    $     51,239,392
    Shares of beneficial interest outstanding .........          51,244,679
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding) ................    $           1.00
                                                           ================



SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

| 6

ABN AMRO FUNDS
--------------

FOR THE YEAR ENDED OCTOBER 31, 2004

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------


                                                           INSTITUTIONAL PRIME
                                                               MONEY MARKET
                                                                   FUND
                                                            -----------------
INVESTMENT INCOME:
     Dividends ........................................      $         26,548
     Interest .........................................            27,541,492
                                                             ----------------
      Total investment income .........................            27,568,040
                                                             ----------------
EXPENSES:
     Investment advisory fees (Note E) ................             2,219,959
     Shareholder service fees(a) (Note E) .............               126,356
     Transfer agent fees (Note E) .....................                47,506
     Administration fees (Note E) .....................             1,154,341
     Registration expenses ............................                46,759
     Custodian fees ...................................               176,697
     Professional fees ................................                79,062
     Trustees fees (Note E) ...........................                65,578
     Other expenses ...................................               348,060
                                                             ----------------
      Net expenses ....................................             4,264,318
                                                             ----------------

NET INVESTMENT INCOME .................................            23,303,722
                                                             ----------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS .......      $     23,303,722
                                                             ================


----------------------------------------------------------------
 (a) Fees are incurred at the Class YS level.


SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

                                                                             | 7

ABN AMRO FUNDS
--------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            INSTITUTIONAL PRIME MONEY MARKET FUND
                                                                                             -----------------------------------
                                                                                                   YEARS ENDED OCTOBER 31,
                                                                                                   2004               2003
                                                                                             ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD .......................................................    $  2,097,606,326   $  2,268,472,819
                                                                                             ----------------   ----------------
       Net investment income ............................................................          23,303,722         28,681,186
                                                                                             ----------------   ----------------
       Net increase in net assets from operations .......................................          23,303,722         28,681,186
                                                                                             ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class Y ..........................................................................         (22,891,946)       (27,976,723)
       Class YS .........................................................................            (411,776)          (706,334)
                                                                                             ----------------   ----------------
       Total distributions ..............................................................         (23,303,722)       (28,683,057)
                                                                                             ----------------   ----------------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class Y ..........................................................................       9,755,047,451      9,544,377,583
       Class YS .........................................................................         132,489,318        333,491,996
    Proceeds from reinvestment of distributions:
       Class Y ..........................................................................           2,792,895          4,991,114
       Class YS .........................................................................             167,279            177,553
    Cost of shares redeemed:
       Class Y ..........................................................................      (9,634,022,362)    (9,702,963,040)
       Class YS .........................................................................        (143,314,660)      (350,939,828)
                                                                                             ----------------   ----------------
       Net increase (decrease) from capital share transactions ..........................         113,159,921       (170,864,622)
                                                                                             ----------------   ----------------
       Total increase (decrease) in net assets ..........................................         113,159,921       (170,866,493)
                                                                                             ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..........................................    $  2,210,766,247   $  2,097,606,326
                                                                                             ================   ================
       (A) Undistributed net investment income ..........................................    $             --   $             --
                                                                                             ================   ================

OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class Y
       Sold .............................................................................       9,755,047,451      9,544,377,583
       Proceeds from reinvestment of distributions ......................................           2,792,895          4,991,114
       Redeemed .........................................................................      (9,634,022,362)    (9,702,963,041)
    Class YS
       Sold .............................................................................         132,489,318        333,491,996
       Proceeds from reinvestment of distributions ......................................             167,280            177,553
       Redeemed .........................................................................        (143,314,660)      (350,939,828)
                                                                                             ----------------   ----------------
       Net increase (decrease) in shares outstanding ....................................         113,159,922       (170,864,623)
                                                                                             ================   ================


SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

| 8

ABN AMRO FUNDS
--------------

INSTITUTIONAL PRIME MONEY MARKET FUND                           OCTOBER 31, 2004

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS Y

                                                   YEAR          YEAR           YEAR      TEN MONTHS       YEAR        PERIOD
                                                   ENDED         ENDED         ENDED         ENDED         ENDED       ENDED
                                                  10/31/04      10/31/03      10/31/02     10/31/01      12/31/00    12/31/99(A)
                                                -----------   -----------   -----------   -----------   -----------  ----------
Net Asset Value, Beginning of Period .........  $      1.00   $      1.00   $      1.00   $      1.00   $      1.00  $     1.00
                                                -----------   -----------   -----------   -----------   -----------  ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...................         0.01          0.01          0.02          0.04          0.06          --(b)
                                                -----------   -----------   -----------   -----------   -----------  ----------
     Less distributions from
       net investment income .................        (0.01)        (0.01)        (0.02)        (0.04)        (0.06)         --(b)
                                                -----------   -----------   -----------   -----------   -----------  ----------
Net Asset Value, End of Period ...............  $      1.00   $      1.00   $      1.00   $      1.00   $      1.00  $     1.00
                                                ===========   ===========   ===========   ===========   ===========  ==========
TOTAL RETURN .................................         1.07%         1.14%         1.84%         3.73%(c)      6.32%       0.05%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ......  $ 2,159,527   $ 2,035,709   $ 2,189,305   $ 1,651,104   $ 1,445,394  $    5,000
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser ...................         0.19%         0.18%         0.18%         0.19%         0.20%       3.39%
     After reimbursement of
       expenses by Adviser ...................         0.19%         0.18%         0.18%         0.19%         0.20%       0.20%
     Ratios of net investment income to
       average net assets:
     Before reimbursement of
       expenses by Adviser ...................         1.06%         1.13%         1.80%         4.37%         6.46%       1.22%
     After reimbursement of
       expenses by Adviser ...................         1.06%         1.13%         1.80%         4.37%         6.46%       4.40%

--------------------------------------------------------------------------------
CLASS YS

                                                                 YEAR          YEAR          YEAR       TEN MONTHS    PERIOD
                                                                ENDED         ENDED         ENDED         ENDED        ENDED
                                                               10/31/04      10/31/03      10/31/02      10/31/01    12/31/00(D)
                                                              -----------   -----------   -----------   -----------  ----------
Net Asset Value, Beginning of Period ......................   $      1.00   $      1.00   $      1.00   $      1.00  $     1.00
                                                              -----------   -----------   -----------   -----------  ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................................          0.01          0.01          0.02          0.03        0.03
                                                              -----------   -----------   -----------   -----------  ----------
     Less distributions from net investment income ........         (0.01)        (0.01)        (0.02)        (0.03)      (0.03)
                                                              -----------   -----------   -----------   -----------  ----------
Net Asset Value, End of Period ............................   $      1.00   $      1.00   $      1.00   $      1.00  $     1.00
                                                              ===========   ===========   ===========   ===========  ==========
TOTAL RETURN ..............................................          0.82%         0.88%         1.59%         3.52%(c)    3.20%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) ......................   $    51,239   $    61,898   $    79,168   $    92,009  $   71,609
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser ..........          0.44%         0.43%         0.43%         0.44%       0.45%
     After reimbursement of expenses by Adviser ...........          0.44%         0.43%         0.43%         0.44%       0.45%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser ..........          0.81%         0.88%         1.55%         4.12%       6.23%
     After reimbursement of expenses by Adviser ...........          0.81%         0.88%         1.55%         4.12%       6.23%

--------------------------------------------------
(a) ABN AMRO Institutional Prime Money Market Fund -- Class Y commenced investment operations on December 28, 1999.
(b)  Represents less than $0.005 per share.
(c)  Not Annualized.
(d) ABN AMRO Institutional Prime Money Market Fund -- Class YS commenced investment operations on June 29, 2000.


SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

                                                                             | 9

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: ABN AMRO Funds (the "Trust") was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Act of 1940, as amended, (the "1940 Act") and operates as an open-end management investment company that is comprised of 26 separate portfolios.

One Fund of the Trust is included in these financial statements: ABN AMRO Institutional Prime Money Market Fund (the "Fund"). Two other Institutional Money Market Funds, ABN AMRO Institutional Treasury Money Market Fund and ABN AMRO Institutional Government Money Market Fund, have not yet commenced operations as of October 31, 2004.

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

(1) SECURITY VALUATION: All securities, with the exception of investments in other funds, repurchase agreements and insurance funding agreements ("IFAs"), are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income. Investments in other funds are valued at the underlying fund's net asset value at the date of valuation. Repurchase agreements are valued at cost and IFAs are valued at cost plus accrued interest, which approximates fair value.

(2) REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by ABN AMRO Asset Management
(USA) LLC (the "Adviser") subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) U.S. GOVERNMENT AGENCY OBLIGATIONS: The Fund may invest in U.S. Government Agency Obligations. These obligations of U.S. Government sponsored entities are not issued or guaranteed by the U.S. Treasury.

(4) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is generally determined using the identified cost method.

(5) FEDERAL INCOME TAXES: The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute substantially all of its net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the Fund had available realized capital losses to offset future net capital gains through fiscal year ended:

                          AMOUNT           EXPIRATION DATE
                          ------           ---------------
                         $33,848                 2005
                             244                 2007
                             146                 2008

(6) MULTI-CLASS OPERATIONS: The Fund is authorized to issue two classes of shares, Class Y and Class YS. The classes are substantially the same except that Class YS bears class specific expenses, which relate to shareholder service fees. Each class offered by the Fund has equal rights as to assets. Income, fund level expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated directly to the appropriate class.

(7) USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(8) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of

| 10

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2004

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------


the Fund that contain a variety of provisions for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that are not known at this time. However, based on experience, the Fund believes the risk of loss is remote.

NOTE (C)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: The Fund declares dividends daily from net investment income. The Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Fund are due to different class expenses.

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes. The tax character of ordinary income distributions paid during the years ended October 31, 2004 and 2003 was $22,156,691 and $29,613,241, respectively.

As of October 31, 2004, the components of distributable earnings on a tax basis for the Fund were as follows:

                        CAPITAL LOSS         UNDISTRIBUTED
                        CARRYFORWARD        ORDINARY INCOME
                        ------------        ---------------
                          $ (34,238)          $2,631,971

NOTE (D) SHARES OF BENEFICIAL INTEREST: The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value.

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: The Adviser provides the Fund with investment advisory services. Under terms of the Fund's investment advisory agreement, fees are accrued daily and paid monthly, based on an annual rate of 0.10% of average daily net assets.

ABN AMRO Investment Fund Services, Inc. (the "Administrator") provides the Fund with various administrative services. Under terms of the administration agreement, administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and custody liaison fees are accrued for each Fund at a fixed charge that varies according to the size of the Fund. The fee arrangements are as follows:

  ADMINISTRATION                      CUSTODY
       FEES                         LIAISON FEES
  AT TRUST LEVEL    ANNUAL RATE    AT FUND LEVEL      ANNUAL RATE
-----------------   -----------    --------------    ------------
First $2 billion       0.060%    First $100 million    $10,000
$2 billion to                      $100 million to
  $12.5 billion        0.050         $500 million       15,000
Over $12.5 billion     0.045      Over $500 million     20,000

The Administrator has entered into a sub-administration agreement with PFPC Inc. ("PFPC") to provide certain administrative services to the Fund. Under terms of the sub-administration agreement, sub-administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets, as follows:

AVERAGE DAILY NET ASSETS OF TRUST        ANNUAL RATE
----------------------------------       -----------
First $2 billion                            0.045%
$2 billion to $3 billion                    0.040%
$3 billion to $8 billion                    0.030%
$8 billion to $12 billion                   0.025%
Over $12 billion                            0.020%

Under the sub-administration agreement with PFPC, custody liaison fees are fixed at an annual rate of $10,000 per Fund.

ABN AMRO Distribution Services (USA) Inc. (the "Distributor") serves as principal underwriter and distributor of the Fund's shares. Pursuant to a shareholder servicing plan (the "Plan") adopted by the Fund, the Distributor is paid a fee up to 0.25% of the average daily net assets of the Class YS shares for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investments and assisting clients in purchase, redemption and exchange transactions, and changing their dividend options, account designations and addresses.

The Trust does not compensate its officers or interested Trustees who are affiliated with the Adviser. Effective March 1, 2004, the Trust pays each non-interested Trustee and non-affiliated interested and Advisory Trustee $5,000 per Board of Trustees' meeting attended and an annual retainer of $10,000 and reimburses each non-interested Trustee and non-affiliated interested and Advisory Trustee for out-of-pocket expenses. The Chairman of the Audit Committee receives an additional $5,000 per year. Prior to March 1, 2004, the Trust paid each non-interested Trustee and non-affiliated interested and Advisory Trustee $5,000 per Board of Trustees' meeting attended and an annual retainer of $5,000 and reimbursed each non-interested Trustee and non-affiliated interested and Advisory Trustee for out-of-pocket expenses.

                                                                            | 11

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2004

NOTES TO FINANCIAL STATEMENTS - CONTINUED)
--------------------------------------------------------------------------------

NOTE (F) CREDIT AGREEMENT: The Credit Agreement, amended March 17, 2004, with The Bank of Nova Scotia provides the Trust with a revolving credit facility up to $50 million. The facility is shared by each series of the Trust, including this Fund, and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.11% of the commitment amount of the facility in addition to reasonable administrative and legal expenses incurred in connection with the preparation of any amendments. The interest rate on outstanding loans is equivalent to the Federal Funds Rate or LIBOR (London InterBank Offering Rate), as applicable, plus 0.625%. Borrowings must be repaid within 60 days. During the fiscal year, the Fund made no borrowings against the line of credit. At October 31, 2004, there were no borrowings outstanding against the line of credit.

| 12

ABN AMRO FUNDS
--------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of ABN AMRO Funds

We have audited the accompanying statement of assets and liabilities including the schedule of investments of the Institutional Prime Money Market Fund (one of the funds comprising ABN AMRO Funds (the "Trust")) as of October 31, 2004, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Prime Money Market Fund at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                               [GRAPHIC OMITTED]
                                                               ERNST & YOUNG LLP

Chicago, Illinois
December 17, 2004


                                                                            | 13

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2004

ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

FORM N-Q: The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available on the SEC's website at http://www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

PROXY VOTING: ABN AMRO Funds' Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 1-800-992-8151; (ii) on ABN AMRO Funds' website at www.abnamrofunds.com; and (iii) on the SEC's website at http://www.sec.gov.

ABN AMRO Funds' Proxy Voting Record for the most recent twelve-month period ended June 30 is available (i) upon request, without charge, by calling 1-800-992-8151, (ii) on the Funds' website at www.abnamrofunds.com; and (iii) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

                     BEGINNING    ENDING
                      ACCOUNT     ACCOUNT                   EXPENSES
                      VALUE        VALUE          EXPENSE  PAID DURING
                     05/01/04    10/31/04         RATIO(1)   PERIOD(2)
                     --------    --------         --------  ----------
ACTUAL FUND RETURN
    Class Y .......  $ 1,000   $  1,006.20          0.18%     $  0.91
    Class YS ......    1,000      1,004.90          0.43%        2.17
HYPOTHETICAL 5% RETURN
    Class Y .......    1,000   $  1,024.23          0.18%     $  0.92
    Class YS ......    1,000   $  1,022.97          0.43%        2.19

(1) Annualized, based on the Portfolio's most recent fiscal half-year expenses.

(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

| 14

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2004

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------


TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                                   NUMBER OF
                                 TERM OF                                         PORTFOLIOS IN
                               OFFICE 1 AND                                       FUND COMPLEX        OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND        LENGTH OF          PRINCIPAL OCCUPATION(S)        OVERSEEN BY            DIRECTORSHIPS
  POSITION(S) WITH TRUST        TIME SERVED         DURING PAST FIVE YEARS          TRUSTEE             HELD BY TRUSTEE
  ----------------------        -----------         ----------------------          -------             ----------------

DISINTERESTED TRUSTEES
----------------------
Leonard F. Amari                11 years         Partner at the law                   24            Director, United
c/o 161 North Clark Street                       offices of Amari &                                 Community Bank of
Chicago, IL 60601                                Locallo, a practice                                Lisle; Director,
Age: 62                                          with exclusive                                     Delaware Place Bank;
Trustee                                          concentration in                                   Trustee, John
                                                 real estate taxation                               Marshall Law School.
                                                 and related areas,
                                                 since 1987; Special
                                                 Assistant Attorney
                                                 General since 1986.

Robert A. Kushner               5 years          Retired. Vice                        24            None.
c/o 161 North Clark Street                       President, Secretary
Chicago, IL 60601                                and General Counsel
Age: 68                                          at Cyclops
Trustee                                          Industries, Inc.,
                                                 1976-1992.


Gregory T. Mutz                 11 years         CEO of AMLI                          24            Chairman of the
c/o 161 North Clark Street                       Residential                                        Board of AMLI
Chicago, IL 60601                                Properties Trust                                   Residential
Age: 58                                          (NYSE: AML) (a                                     Properties Trust
Trustee                                          Multifamily REIT), a                               (NYSE:AML)
                                                 successor company to
                                                 AMLI Realty Co.
                                                 since 2004; Chairman
                                                 of AMLI Residential
                                                 Properties since
                                                 1994; Vice Chairman
                                                 of UICI (NYSE: UCI)
                                                 (an insurance
                                                 holding company)
                                                 from 2003-2004;
                                                 President and CEO of
                                                 UICI from 1999-2003;
                                                 Chariman of Academic
                                                 Management Services
                                                 Corp. (a student
                                                 loans and finance
                                                 company) from
                                                 2000-2003.



Robert B. Scherer               5 years          President of The                     24            Director, Title
c/o 161 North Clark Street                       Rockridge Group,                                   Reinsurance Company
Chicago, IL 60601                                Ltd., (title                                       (insurance for title
Age: 63                                          insurance industry                                 agents).
Trustee                                          consulting services)
                                                 since 1994.


Nathan Shapiro                  11 years         President of SF                      24            Director, Baldwin &
c/o 161 North Clark Street                       Investments, Inc.                                  Lyons, Inc.
Chicago, IL 60601                                (broker/dealer and                                 (property and
Age: 68                                          investment banking                                 casualty insurance
Trustee                                          firm) since 1971;                                  firm); Director,
                                                 President of SLD                                   DVI, Inc. (financial
                                                 Corp. (management                                  firm).
                                                 consultants) since
                                                 1977.


Denis Springer                  5 years          Retired. Senior Vice                 24            None.
c/o 161 North Clark Street                       President and Chief
Chicago, IL 60601                                Financial Officer of
Age: 58                                          Burlington Northern
Trustee                                          Santa Fe Corp.
                                                 (railroad),
                                                 1995-1999.


INTERESTED TRUSTEES 2
---------------------

Stuart D. Bilton, CFA           11 years         Vice Chairman of ABN                 24            Director, Baldwin &
c/o 161 North Clark Street                       AMRO Asset                                         Lyons, Inc.;
Chicago, IL 60601                                Management Holdings,                               (property and
Age: 58                                          Inc.; President and                                casualty insurance
Chairman, Board of Trustees                      Chief Executive                                    firm) Veredus Asset
                                                 Officer of ABN AMRO                                Management LLC;
                                                 Asset Management                                   TAMRO Capital
                                                 Holdings, Inc. from                                Partners LLC.
                                                 2001-2003; President
                                                 of Alleghany Asset
                                                 Management, Inc.
                                                 from 1996-2001
                                                 (purchased by ABN
                                                 AMRO in February
                                                 2001).


                                                                            | 15

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2004

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                 TERM OF                                         PORTFOLIOS IN
                               OFFICE 1 AND                                       FUND COMPLEX        OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND        LENGTH OF          PRINCIPAL OCCUPATION(S)        OVERSEEN BY            DIRECTORSHIPS
  POSITION(S) WITH TRUST        TIME SERVED         DURING PAST FIVE YEARS          TRUSTEE             HELD BY TRUSTEE
  ----------------------        -----------         ----------------------          -------             ----------------

INTERESTED TRUSTEES 2 (CONTINUED)
---------------------------------

James Wynsma 3                  Since June       Retired. Chairman of                 24            None.
c/o 161 North Clark Street      17, 2004 4       ABN AMRO Asset
Chicago, IL 60601                                Management (USA)
Age: 68                                          LLC, January 2000 to
                                                 April 2000;
                                                 President & CEO, May
                                                 1999 to December
                                                 1999. Vice Chairman
                                                 of LaSalle Bank N.A.
                                                 and head of its
                                                 Trust and Asset
                                                 Management
                                                 department,
                                                 1992-2000.

OFFICER(S)WHO ARE NOT TRUSTEES
------------------------------

Kenneth C. Anderson             11 years         President and Chief                  N/A           N/A
c/o 161 North Clark Street                       Executive Officer of
Chicago, IL 60601                                ABN AMRO Investment
Age: 40                                          Fund Services, Inc.
President (Chief                                 (formerly known as
Executive Officer)                               Alleghany Investment
                                                 Services, Inc.)
                                                 since 1995;
                                                 Executive Vice
                                                 President of ABN
                                                 AMRO Asset
                                                 Management (USA) LLC
                                                 since 2001;
                                                 Director, ABN AMRO
                                                 Trust Services
                                                 Company since 2001;
                                                 Director, TAMRO
                                                 Capital Partners LLC
                                                 and Veredus Asset
                                                 Management LLC since
                                                 2001; Officer of the
                                                 Trust since 1993;
                                                 CPA.

Gerald F. Dillenburg            8 years          Senior Managing                      N/A           N/A
c/o 161 North Clark Street                       Director ("SMD") of
Chicago, IL 60601                                ABN AMRO Investment
Age: 37                                          Fund Services, Inc.
Senior Vice                                      (formerly known as
President, Secretary                             Alleghany Investment
and Treasurer (Chief                             Services, Inc.)
Financial Officer,                               since 1996; SMD of
Chief Operating                                  ABN AMRO Asset
Officer and Chief                                Management Holdings,
Compliance Officer)                              Inc., ABN AMRO Asset
                                                 Management (USA) LLC
                                                 and ABN AMRO Asset
                                                 Management, Inc.
                                                 (formerly known as
                                                 Chicago Capital
                                                 Management, Inc.)
                                                 since 2001;
                                                 Operations manager
                                                 and compliance
                                                 officer of mutual
                                                 funds managed by ABN
                                                 AMRO Asset
                                                 Management, Inc. and
                                                 related entities
                                                 since 1996; CPA.


William Long                    3 years          Vice President of                    N/A           N/A
c/o 161 North Clark Street                       Montag & Caldwell,
Chicago, IL 60601                                Inc., since 2000;
Age: 43                                          former Vice
Vice President                                   President and
                                                 Director of Sales
                                                 for First Capital
                                                 Group, First Union
                                                 National Bank,
                                                 1996-2000.

--------------------------------------------------------------------------------
1 Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees,
   (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.
2 "Interested person" of the Trust as defined in the 1940 Act. Messrs. Bilton and Wynsma are considered "interested persons" because of affiliations with ABN AMRO Asset Management (USA) LLC and related entities, which act as the Funds' investment advisers.
3 This person is a former Trustee of ABN AMRO Funds, a Massachusetts business trust, which was reorganized into the Alleghany Funds, a Delaware statutory trust in September 2001. Pursuant to this reorganization, the Alleghany Funds changed its name to "ABN AMRO Funds."
4 Prior to December 19, 2002, Mr. Wynsma was classified as an interested Trustee of the Trust for approximately a year. From December 19, 2002 through June 17, 2004, Mr. Wynsma served as an advisory trustee.

| 16

ABN AMRO FUNDS

  ADVISERS

  ABN AMRO Asset Management (USA) LLC
  161 North Clark Street
  Chicago, IL 60601

  ABN AMRO Asset Management, Inc.
  161 North Clark Street
  Chicago, IL 60601

  Montag & Caldwell, Inc.
  3455 Peachtree Road, NE, Suite 1200
  Atlanta, GA 30326

  TAMRO Capital Partners LLC
  1660 Duke St.
  Alexandria, VA 22314

  Veredus Asset Management LLC
  One Paragon Centre
  6060 Dutchmans Lane, Suite 320
  Louisville, KY 40205

  SHAREHOLDER SERVICES

  ABN AMRO Funds
  P.O. Box 9765
  Providence, RI 02940

  DISTRIBUTOR

  ABN AMRO Distribution Services (USA) Inc.
  760 Moore Road
  King of Prussia, PA 19406


  OFFICERS

  Kenneth C. Anderson, President and
     Chief Executive Officer
  Gerald F. Dillenburg, Senior Vice President,
     Secretary and Treasurer, Chief Financial
     Officer, Chief Operating Officer
     and Chief Compliance Officer
  William Long, Vice President
  Juli A. Braun, Assistant Secretary
  Michael A. Cozzi, Assistant Treasurer
  Laura M. Hlade, Assistant Treasurer
  Marc J. Peirce, Assistant Secretary

  CUSTODIAN

  PFPC Trust Company
  8800 Tinicum Boulevard
  Philadelphia, PA 19153

  LEGAL COUNSEL

  Vedder, Price, Kaufman & Kammholz, P.C.
  222 N. LaSalle Street
  Chicago, IL 60601

  INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM

  Ernst & Young LLP
  Sears Tower
  233 S. Wacker Drive
  Chicago, IL 60606

THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 1-800-992-8151

ABAN 04 3

ITEM 2. CODE OF ETHICS.
     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's board of trustees has determined that Robert B. Scherer is qualified to serve as the registrant's audit committee financial expert and that he is "independent," as defined by the Securities and Exchange Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $300,900 for 2003 and $303,000 for 2004.

AUDIT-RELATED FEES
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2003 and $30,000 for 2004. Such fees were related to agreed upon procedures for the April 30, 2004 unaudited semi-annual report.

TAX FEES
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2003 and $0 for 2004.

ALL OTHER FEES
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2003 and $0 for 2004.

     (e)(1)   Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

In accordance with Audit Committee Charter, the Audit Committee shall:

1. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors.1

                        o The Chairman of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

2. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate"2 of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund. 3

---------------------------------
1 Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 is not required, if:

         (a) the aggregate amount of all non-audit services provided to the Fund is no more than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

         (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

         (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

2 "Control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

3 Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 is not required, if:

         (a) the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid by the Fund, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

         (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

         (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

                        o The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.


     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) N/A

                           (d) 100%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2003 and $0 for 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the regular quarterly meeting of the Board of Trustees (the "Board") of ABN AMRO Funds (the "Trust"), held on September 28, 2004, the Board adopted and approved a Nominating and Governance Committee Charter (the "Charter"). The Charter states that shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Trust's Secretary for the attention of the Chair of the Nominating and Governance
Committee.   Recommendations  for  candidates  must  include  a  resume  of  the candidate.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications pursuant to Rule  30a-2(a)  under the  1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                     ABN AMRO FUNDS
             -------------------------------------------------------------------

By (Signature and Title)*  /S/ KENNETH C. ANDERSON
                         -------------------------------------------------------
                           Kenneth C. Anderson, President
                           (principal executive officer)

Date                       DECEMBER 29, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ KENNETH C. ANDERSON
                         -------------------------------------------------------
                           Kenneth C. Anderson, President
                           (principal executive officer)

Date                       DECEMBER 29, 2004
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ GERALD DILLENBURG
                         -------------------------------------------------------
                           Gerald Dillenburg, Senior Vice President, Secretary & Treasurer
                           (principal financial officer)

Date                       DECEMBER 29, 2004
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.